     As filed with the United States Securities and Exchange Commission on
                               September 23, 2008


                                                     1933 Act File No. 333-36074
                                                     1940 Act File No. 811-09913

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]


     Pre-Effective Amendment No. ____                     [ ]



     Post-Effective Amendment No. 33                      [X]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


     Amendment No. 34                                     [X]


                           AIM COUNSELOR SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (713) 626-1919


                              John M. Zerr, Esquire
                          11 Greenway Plaza, Suite 100
                                Houston, TX 77046
                     (Name and Address of Agent for Service)


                                   ----------

                                   Copies to:


   Stephen Rimes, Esquire             E. Carolan Berkley, Esquire
   Invesco Aim Advisors, Inc.         Stradley Ronon Stevens & Young, LLP
   11 Greenway Plaza, Suite 100       2600 One Commerce Square Philadelphia,
   Houston, TX 77046                  PA 19103-7599



     Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.


It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)


[X]  on October 3, 2008 pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(1)


[ ]  on (date), pursuant to paragraph (a)(1)


[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date), pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                          AIM FLOATING RATE FUND


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                                                                     PROSPECTUS
                                                              ------------------

                                                                October 3, 2008


AIM Floating Rate Fund's investment objectives are to provide a high level of current income and, secondarily, preservation of capital.

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This prospectus contains important information about the Class A, C, R and Y shares of the fund. Please read it before investing and keep it for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                             ----------------------
                             AIM FLOATING RATE FUND
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TABLE OF CONTENTS
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RISK/RETURN SUMMARY                           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             2
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                     3
Expense Example                               4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT OBJECTIVES, STRATEGIES, AND
  RISKS                                       5
- - - - - - - - - - - - - - - - - - - - - - - - -
Objectives and Strategies                     5
Risks                                         6
DISCLOSURE OF PORTFOLIO HOLDINGS              7
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               8
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  8
Advisor Compensation                          8
Portfolio Managers                            9
OTHER INFORMATION                             9
- - - - - - - - - - - - - - - - - - - - - - - - -
Sales Charges                                 9
Dividends and Distributions                   9
FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
GENERAL INFORMATION                         A-1
- - - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                      A-1
Share Class Eligibility                     A-2
Distribution and Service (12b-1) Fees       A-2
Initial Sales Charges (Class A Shares
  Only)                                     A-3
Contingent Deferred Sales Charges (CDSCs)   A-4
Redemption Fees                             A-6
Purchasing Shares                           A-6
Redeeming Shares                            A-8
Exchanging Shares                           A-9
Rights Reserved by the Funds               A-11
Pricing of Shares                          A-11
Taxes                                      A-13
Payments to Financial Advisors             A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures              A-14
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Inc.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

RISK/RETURN SUMMARY
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INVESTMENT OBJECTIVES
The fund's investment objectives are to provide a high level of current income and, secondarily, preservation of capital.

PRIMARY INVESTMENT STRATEGIES
The fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in senior secured floating rate loans made by banks and other financial institutions and in senior secured floating rate debt securities.

    The fund invests in loans and debt securities that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower's assets and the general quality and creditworthiness of the borrower.

    The fund may invest all or substantially all of its assets in floating rate loans or floating rate debt securities that are determined to be below investment grade quality (junk bonds).

    The fund may invest up to 100% of its assets in floating rate loans and floating rate debt securities of non-U.S. borrowers or issuers.

    The fund may use leverage in an effort to maximize its returns through borrowing in an amount of up to 33 1/3% of the fund's total assets after such borrowing.

    The fund may invest up to 20% of its net assets in other types of debt obligations or securities, including unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations.

    The fund may also invest in derivative instruments such as credit-linked notes and collateralized loan obligations.

    The fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.

    Please see "Investment Objectives, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS
Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:

Market Risk           Prepayment Risk            Derivatives Risk
Interest Rate Risk    Foreign Securities Risk    Leverage Risk
Credit Risk           Liquidity Risk             Non-Diversification Risk

                      Risk Relating to Banking and Financial Services Industries
                      Active Trading Risk
                      Management Risk



    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                             ----------------------
                             AIM FLOATING RATE FUND
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PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Prior to April 13, 2006, the fund operated as a closed-end fund (Closed-End
Fund). The Closed-End Fund commenced operations on May 1, 1997 and had the same investment objectives and substantially similar investment policies as the fund. On April 13, 2006, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. The performance information below is that of the fund's Class A shares.(1) The bar chart and table shown below provide an indication of the risks of investing in the fund. The performance information below is not necessarily an indication of the fund's future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads applicable to the fund's Class A shares or the early withdrawal charge applicable to the Closed-End Fund's Class B shares. If it did, the annual total returns shown would be lower.



                                                                                        ANNUAL
                                                                                        TOTAL
YEAR ENDED DECEMBER 31                                                                 RETURNS
----------------------                                                                 -------
1998................................................................................     5.25%
1999................................................................................     5.49%
2000................................................................................     5.03%
2001................................................................................    -1.48%
2002................................................................................     2.76%
2003................................................................................     7.06%
2004................................................................................     6.36%
2005................................................................................     5.00%
2006................................................................................     7.02%
2007................................................................................     0.95%






    The Class A shares' year-to-date total return as of June 30, 2008 was -1.82%.

  During the periods shown in the bar chart, the highest quarterly return was 3.12% (quarter ended June 30, 2003) and the lowest quarterly return was -1.90% (quarter ended September 30, 2007).
(1) The returns shown in the bar chart for all calendar years prior to 2006 are the historical performance of the Closed-End Fund's Class B shares, which historical performance reflects the higher annual management fee applicable to the Closed-End Fund and the 0.25% annual 12b-1 fee applicable to the Closed-End Fund's Class B shares. The return shown in the bar chart for calendar year 2006 includes, for the period January 1, 2006 to April 13, 2006, the performance of the Closed-End Fund's Class B shares, which historical performance reflects the higher annual management fee applicable to the Closed-End Fund and the 0.25% annual 12b-1 fee applicable to the Closed-End Fund's Class B shares. If the higher annual management fee applicable to the Closed-End Fund was not reflected, returns for all calendar years prior to 2007 may be higher than those shown in the bar chart.

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark. The fund's performance reflects payment of sales loads, if applicable. The benchmarks may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                         SINCE       INCEPTION
(for the periods ended December 31, 2007)                           1 YEAR    5 YEARS    10 YEARS    INCEPTION(1)       DATE
---------------------------------------------------------------------------------------------------------------------------------
Class A                                                                                                               05/01/97
  Return Before Taxes(2)                                             (1.54)%    4.72%      4.04%           --
  Return After Taxes on Distributions(2)                             (3.86)     2.92       1.82            --
  Return After Taxes on Distributions and Sale of Fund Shares(2)     (0.99)     2.99       2.06            --
Class C(3)                                                                                                            03/31/00(3)
  Return Before Taxes                                                (0.40)     4.90         --          3.65%
Class R(4)                                                                                                            05/01/97(4)
  Return Before Taxes                                                 0.93      5.19       4.28            --
Class Y(5)                                                                                                            05/01/97(5)
  Return Before Taxes                                                 0.95      5.25       4.31            --
---------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index(6)                          6.97      4.42       5.97            --
S&P/LSTA Leveraged Loan Index(6,7)                                    2.02      5.77       4.88            --
Lipper Loan Participation Funds Category Average(6,8)                 1.22      4.58       4.31            --
---------------------------------------------------------------------------------------------------------------------------------


                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual, after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for the fund's Class A only and after-tax returns for Class C, R and Y will vary.


(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.


(2) The return shown for the one year period is the performance of the fund's Class A shares. The returns shown for the other periods are the blended returns of the actual performance of the fund's Class A shares since April 13, 2006 and the historical performance of the Closed-End Fund's Class B shares for periods prior to April 13, 2006, which historical performance reflects the higher annual management fee applicable to the Closed-End Fund and the 0.25% annual 12b-1 fee applicable to the Closed-End Fund's Class B shares. The inception date shown in the table is that of the Closed-End Fund's Class B shares.



(3) The return shown for the one year period is the performance of the fund's Class C shares. The returns shown for the other periods are the blended returns of the actual performance of the fund's Class C shares since April 13, 2006 and the historical performance of the Closed-End Fund's Class C shares for periods prior to April 13, 2006. The inception date shown in the table is that of the Closed-End Fund's Class C shares.



(4) The return shown for the one year period is the performance of the fund's Class R shares. The returns shown for the other periods are the blended returns of the actual performance of the fund's Class R shares since April 13, 2006 and the historical performance of the Closed-End Fund's Class B shares for periods prior to April 13, 2006, which historical performance reflects the higher annual management fee applicable to the Closed-End Fund and the 0.25% annual 12b-1 fee applicable to the Closed-End Fund's Class B shares. The inception date shown in the table is that of the Closed-End Fund's Class B shares. The inception date of the fund's Class R shares is April 13, 2006.



(5) The returns shown for these periods are the historical performance of the fund's Class A shares at net asset value, which reflects the Rule 12b-1 fee applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class Y shares is October 3, 2008. (See footnote 2.)



(6) The Lehman Brothers U.S. Aggregate Bond Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs, and asset-backed securities. The fund has also included the S&P/Loan Syndications and Trading Association Leveraged Loan index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. The fund has also included the Lipper Loan Participation Funds Category Average (which may or may not include the fund) for a comparison to a peer group.



(7) The S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over the London Interbank Offered Rate (LIBOR) for fully funded term loans.



(8) The Lipper Loan Participation Funds Category Average represents an average of all of the funds in the Lipper Loan Participation Funds category. These funds invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)           CLASS A          CLASS C          CLASS R          CLASS Y
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                   2.50%            None             None             None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is less)               None(1)          1.00%            None(1)          None

Redemption/Exchange Fee(2)
(as a percentage of amount redeemed/exchanged)        2.00%            2.00%()          2.00%()          2.00%
-----------------------------------------------------------------------------------------------------------------






ANNUAL FUND OPERATING EXPENSES(3)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from fund assets)      CLASS A          CLASS C          CLASS R          CLASS Y(4)
-------------------------------------------------------------------------------------------------------------------
Management Fees(5)                                   0.65%            0.65%            0.65%             0.65%

Distribution and or Service (12b-1) Fees             0.25             0.75             0.50              None

  Other Expenses(5)                                  0.38             0.38             0.38              0.38

  Interest(5)                                        0.13             0.13             0.13              0.13
Total Other Expenses                                 0.51             0.51             0.51              0.51
Acquired Fund Fees and Expenses                      0.01             0.01             0.01              0.01
Total Annual Fund Operating Expenses(6)              1.42             1.92             1.67              1.17

-------------------------------------------------------------------------------------------------------------------




(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."

(2) You may be charged a 2.00% fee on redemptions or exchanges of Class A, Class C, Class R and Class Y shares held 30 days or less. See "General Information--Redemption Fees" for more information.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.

(4) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.


(5) Fees and expenses have been restated to reflect current fees and expenses of the fund.




(6) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class C, Class R and Class Y shares to 1.50%, 2.00%, 1.75% and 1.25% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------


    the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; and (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2009.



    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

The expense example assumes you:

    (i) invest $10,000 in the fund for the time periods indicated;

    (ii) redeem all of your shares at the end of the periods indicated;

    (iii) earn a 5% return on your investment before operating expenses each year;

    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and

    (v) incur applicable initial sales charges (see "General
        Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


           1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------
Class A     $391       $688      $1,007     $1,909
Class C      295        603       1,037      2,243
Class R      170        526         907      1,976
Class Y      119        372         644      1,420
------------------------------------------------------





    You would pay the following expenses if you did not redeem your shares:


           1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------
Class A     $391       $688      $1,007     $1,909
Class C      195        603       1,037      2,243
Class R      170        526         907      1,976
Class Y      119        372         644      1,420
------------------------------------------------------




HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year;
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;
  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and
  - There is no sales charge on reinvested dividends.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.42%        1.42%        1.42%        1.42%        1.42%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             0.99%        4.61%        8.35%       12.23%       16.25%
End of Year Balance                     $10,099.05   $10,460.60   $10,835.09   $11,222.98   $11,624.76
Estimated Annual Expenses               $   390.93   $   145.97   $   151.20   $   156.61   $   162.22
------------------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM
SALES CHARGE)                             YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.42%        1.42%        1.42%        1.42%        1.42%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            20.41%       24.72%       29.18%       33.81%       38.60%
End of Year Balance                     $12,040.93   $12,472.00   $12,918.49   $13,380.98   $13,860.01
Estimated Annual Expenses               $   168.03   $   174.04   $   180.27   $   186.73   $   193.41
---------------------------------------------------------------------------------------------------------


                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.42%        1.42%        1.42%        1.42%        1.42%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.58%        7.29%       11.13%       15.11%       19.23%
End of Year Balance                     $10,358.00   $10,728.82   $11,112.91   $11,510.75   $11,922.83
Estimated Annual Expenses               $   144.54   $   149.72   $   155.08   $   160.63   $   166.38
------------------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                             YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.42%        1.42%        1.42%        1.42%        1.42%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            23.50%       27.92%       32.50%       37.24%       42.15%
End of Year Balance                     $12,349.67   $12,791.79   $13,249.74   $13,724.08   $14,215.40
Estimated Annual Expenses               $   172.33   $   178.50   $   184.89   $   191.51   $   198.37
---------------------------------------------------------------------------------------------------------




CLASS C(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.92%        1.92%        1.92%        1.92%        1.92%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.08%        6.25%        9.53%       12.90%       16.38%
End of Year Balance                     $10,308.00   $10,625.49   $10,952.75   $11,290.10   $11,637.83
Estimated Annual Expenses               $   194.96   $   200.96   $   207.15   $   213.53   $   220.11
------------------------------------------------------------------------------------------------------

CLASS C(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.92%        1.92%        1.92%        1.92%        1.92%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            19.96%       23.66%       27.47%       31.39%       35.44%
End of Year Balance                     $11,996.28   $12,365.76   $12,746.63   $13,139.22   $13,543.91
Estimated Annual Expenses               $   226.89   $   233.88   $   241.08   $   248.50   $   256.16
---------------------------------------------------------------------------------------------------------




CLASS R                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.67%        1.67%        1.67%        1.67%        1.67%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.33%        6.77%       10.33%       14.00%       17.80%
End of Year Balance                     $10,333.00   $10,677.09   $11,032.64   $11,400.02   $11,779.64
Estimated Annual Expenses               $   169.78   $   175.43   $   181.28   $   187.31   $   193.55
------------------------------------------------------------------------------------------------------

CLASS R                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.67%        1.67%        1.67%        1.67%        1.67%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            21.72%       25.77%       29.96%       34.29%       38.76%
End of Year Balance                     $12,171.91   $12,577.23   $12,996.05   $13,428.82   $13,876.00
Estimated Annual Expenses               $   200.00   $   206.66   $   213.54   $   220.65   $   228.00
---------------------------------------------------------------------------------------------------------





CLASS Y                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.17%        1.17%        1.17%        1.17%        1.17%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.83%        7.81%       11.94%       16.22%       20.67%
End of Year Balance                     $10,383.00   $10,780.67   $11,193.57   $11,622.28   $12,067.42
Estimated Annual Expenses               $   119.24   $   123.81   $   128.55   $   133.47   $   138.58
------------------------------------------------------------------------------------------------------

CLASS Y                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.17%        1.17%        1.17%        1.17%        1.17%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            25.30%       30.09%       35.08%       40.25%       45.62%
End of Year Balance                     $12,529.60   $13,009.48   $13,507.74   $14,025.09   $14,562.25
Estimated Annual Expenses               $   143.89   $   149.40   $   155.13   $   161.07   $   167.24
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore any applicable deferred sales charge that might apply in year one for Class C has not been deducted.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES
The fund's investment objectives are to provide a high level of current income and, secondarily, preservation of capital.

    The investment objectives may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments.

    Floating rate loans are made to or issued by companies (borrowers) and bear interest at a floating rate that resets periodically. The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a designated U.S. bank's prime or base rate or the overnight federal funds rate. Prime based and federal funds rate loans reset periodically when the underlying rate resets. LIBOR loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Secured floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as agent for the lenders in the lending group.

    Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender's portion of a floating rate loan.

    The fund may invest all or substantially all of its assets in floating rate loans and floating rate debt securities that are determined to be below investment grade quality (junk bonds) by a nationally recognized statistical rating organization, or if unrated, determined by the portfolio managers to be of comparable quality.

    The fund may invest up to 100% of its assets in floating rate loans and floating rate debt securities of non-U.S. borrowers or issuers. The fund will only invest in loans or securities that are U.S. dollar denominated or otherwise provide for payment in U.S. dollars.

    The fund may invest up to 20% of its net assets in certain other types of debt obligations or securities, both to increase yield and to manage cash flow. Other types of obligations and securities may include unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations. Up to 5% of the fund's assets may be invested in defaulted or distressed loans and loans to bankrupt companies. Up to 5% of the fund's assets may also be invested in subordinated loans.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------


    Some of the floating rate loans and debt securities in which the fund may invest will be considered to be illiquid. The fund may invest no more than 15% of its net assets in illiquid securities.

    The fund may use leverage in an effort to maximize its returns through borrowing in an amount of up to 33 1/3% of the fund's total assets after such borrowing.

    The fund may also invest in derivative instruments such as credit-linked notes and collateral loan obligations.

    The fund is non-diversified, which means that it can invest a greater percentage of its assets in the loans or securities of any one borrower or issuer than a diversified fund can.

    Due to types of investments that the fund purchases, the fund may be considered to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including banks, thrift institutions, insurance companies and finance companies.

    The fund's investments in the type of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund invests in loans and debt securities that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower's assets and the general quality and creditworthiness of the borrower.

    The portfolio managers construct the investment portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market, legal review of the documents for loans and on-going credit analysis of issuers. In constructing the portfolio, the portfolio managers analyze each company to determine the company's earnings potential and other factors indicating the sustainability of earnings growth.

    The portfolio managers will consider selling a portfolio security if, among other things, (1) unfavorable industry trends, poor performance, or a lack of access to capital cause the company to fail to meet its planned objectives; or
(2) believed to be more attractive investment opportunities are found.

    The fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the fund's advisor. Depending upon the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the fund's relative performance and its ability to achieve its investment objectives. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. In order to respond to adverse market, economic or other conditions, the fund may assume a temporary defensive position and invest a relatively larger percentage of the fund's portfolio assets in cash, cash equivalents or high quality debt instruments.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

RISKS

The principal risks of investing in the fund are:

    Market Risk--The prices of loans and securities held by the fund may decline in response to certain events, including those directly involving the companies whose loans and securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

    Interest Rate Risk--Interest rate risk refers to the risk that loan and debt security prices generally fall as interest rates rise; conversely, loan and debt security prices generally rise as interest rates fall. Floating rate loans and securities can be less sensitive to interest rate changes, but because up to 20% of the fund's assets can be invested in fixed rate loans and debt securities and because variable interest rates may only reset periodically, the fund's net asset value may fluctuate in response to interest rate changes.

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. The loans in which the fund may invest are typically non-investment grade which involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer. Debt securities rated below investment grade are considered to have speculative characteristics and are commonly referred to as "leveraged loans" or "junk bonds."

    The value of lower quality debt securities and lower quality floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. A significant portion of the fund's floating rate investments may be issued in connection with highly leveraged transactions. These obligations are subject to greater credit risks, including a greater possibility of default or bankruptcy of the borrower.

    The terms of the senior secured floating rate loans and debt securities in which the fund typically invests require that collateral be maintained to support payment of the obligations. However, the value of the collateral may decline after the fund invests. There is also a risk that the value of the collateral may not be sufficient to cover the amount owed to the fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. In the event that a borrower defaults, the fund's access to the collateral may be limited by bankruptcy or other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the fund may not receive payments to which it is entitled.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------


    Prepayment Risk--The ability of an issuer of a floating rate loan or debt security to repay principal prior to maturity can limit the potential for gains by the fund. Such prepayments may require the fund to replace the loan or debt security with a lower yielding security. This may adversely affect the fund's yield.

    Foreign Securities Risks--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Liquidity Risk--A majority of the fund's assets are likely to be invested in loans and securities that are less liquid than those traded on national exchanges. Loans and securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for such loans and securities may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

    Leverage Risk--If the fund borrows money to finance investments, it is engaging in a practice known as "leveraging." Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increases in the prices of those investments, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell investments at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense the fund would not otherwise incur. There can be no assurance that the fund will use leverage or should the fund use leverage, that the fund's leverage strategy will be successful.

    Non-Diversification Risk--Because it is non-diversified, the fund may invest in loans or securities of fewer borrowers and issuers than if it were diversified. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.

    Risks Relating to Banking and Financial Services Industries--To the extent that the fund is concentrated in securities of issuers in the banking and financial services industries, the fund's performance will depend to a greater extent on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

    Active Trading Risk--The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:


----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end    15 days after month-end             Until posting of the following
                                                                         month's top ten holdings
----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter-     For one year
 calendar quarter-end                end
----------------------------------------------------------------------------------------------------------



    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:


    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994.



    The fund, along with numerous unrelated funds and financial institutions, has been named as a defendant in two private civil lawsuits filed in the United States Bankruptcy Court, Southern District of New York. (Enron Corp. v. J.P. Morgan Securities, Inc., et al., Case No. 01-16034(AJG) and Adelphia Communications Corp. and its Affiliate Debtors in Possession and Official Committee of Unsecured Creditors of Adelphia v. Bank of America, individually and as Agent for various Banks Party to Credit Agreements, et al., Case No. 02-41729). These lawsuits seek, respectively, avoidance of certain payments made by Enron Corp. and avoidance of certain loans of Adelphia Communications Corp. The Enron lawsuit alleges that payments made to the fund and other creditors to prepay and/or redeem certain commercial paper prior to its maturity were preferential transfers. The amount sought to be recovered from the fund in the Enron lawsuit is the aggregate amount of the repurchases of Enron's commercial paper from the fund during the 90 days prior to the filing by Enron of a bankruptcy petition (approximately $10 million) plus interest and Enron's court costs. On September 19, 2008, AIM Floating Rate Fund reached a settlement in principal with Enron that is subject to approval by the Bankruptcy Court. The Adelphia lawsuit alleges that the purchasers of Adelphia's bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. The amount sought to be recovered from the fund in the Adelphia lawsuit is not specified in such lawsuit. On June 17, 2008, the Court, in the Adelphia action, granted defendants' Motion to Dismiss and dismissed all claims against the fund. Adelphia has the right to appeal.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

ADVISOR COMPENSATION
During the fiscal year ended August 31, 2007, the advisor received compensation of 0.64% of average daily net assets after fee waivers and/or expense reimbursements.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.

    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the twelve-month period ended August 31, 2007. A discussion regarding the basis of the Board of Trustees' approval of the investment sub-advisory agreement of the fund is available in the fund's most recent report to shareholders for the six-month period ended February 29, 2008.

PORTFOLIO MANAGERS

Investment decisions for the fund are made by the investment management team at Invesco Senior Secured. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Thomas Ewald (lead manager), Portfolio Manager, who has been responsible for the fund since 2006. He has been responsible for the Closed-End Fund, the fund's predecessor since 2004 and has been associated with Invesco Senior Secured and/or its affiliates since 2000. As the lead manager, Mr. Ewald generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Ewald may perform these functions, and the nature of these functions, may change from time to time.

- Gregory Stoeckle, Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.


    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES
Purchases of Class A shares of AIM Floating Rate Fund are subject to the maximum 2.50% initial sales charge as listed under the heading "CATEGORY IV Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS


The fund generally declares dividends daily, and pays dividends from net investment income, if any, monthly.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law. Capital gains distributions may vary considerably from year to year as a result of the fund's normal investment activities and cash flows.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund or Closed-End Fund as applicable (assuming reinvestment of all dividends and distributions).


    The six-month period ended February 29, 2008, was unaudited. The information, other than for the period ended February 29, 2008, has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


    Prior to April 13, 2006, the fund operated as the Closed-End Fund and financial history prior to that date is that of the Closed-End Fund.


    Prior to the date of this prospectus, Class Y shares had not commenced operations, therefore, financial statements for the Class Y shares are not available.




                                                                             CLASS A
                                       -----------------------------------------------------------------------------------
                                                                        JANUARY 1, 2006              YEAR ENDED
                                       SIX MONTHS ENDED    YEAR ENDED          TO                   DECEMBER 31,
                                         FEBRUARY 29,      AUGUST 31,      AUGUST 31,     --------------------------------
                                             2008             2007            2006          2005        2004        2003
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   8.67         $   9.06        $   9.04      $   9.02    $   8.77    $   8.51
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.30             0.60(a)         0.37(a)       0.43        0.30        0.33
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
     (both realized and unrealized)           (0.80)           (0.39)           0.02          0.01        0.25        0.25
==========================================================================================================================
     Total from investment
       operations                             (0.50)            0.21            0.39          0.44        0.55        0.58
==========================================================================================================================
Less distributions:
  Dividends from net investment
     income                                   (0.30)           (0.60)          (0.37)        (0.42)      (0.29)      (0.32)
--------------------------------------------------------------------------------------------------------------------------
  Return of capital                              --               --              --            --       (0.01)         --
==========================================================================================================================
     Total distributions                      (0.30)           (0.60)          (0.37)        (0.42)      (0.30)      (0.32)
==========================================================================================================================
Redemption fees added to shares of
  beneficial interest                          0.00             0.00            0.00            --          --          --
==========================================================================================================================
Net asset value, end of period             $   7.87         $   8.67        $   9.06      $   9.04    $   9.02    $   8.77
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                               (5.92)%           2.28%           4.32%         5.00%       6.36%       6.94%
__________________________________________________________________________________________________________________________
==========================================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                 $140,344         $200,449        $155,953      $159,206    $190,814    $221,964
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net
  assets (including interest
  expense):
  With fee waivers and/or expense
     reimbursements                            1.30%(c)         1.29%           1.58%(d)      2.04%       1.65%       1.48%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
     reimbursements                            1.30%(c)         1.30%           1.86%(d)      2.17%       1.69%       1.48%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net
  assets (excluding interest
  expense):
  With fee waivers and/or expense
     reimbursements                            1.20%(c)         1.27%           1.37%(d)      1.50%       1.50%       1.48%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
     reimbursements                            1.20%(c)         1.28%           1.65%(d)      1.63%       1.54%       1.48%
==========================================================================================================================
Ratio of net investment income to
  average net assets                           7.12%(c)         6.65%           6.06%(d)      4.69%       3.31%       3.80%
--------------------------------------------------------------------------------------------------------------------------
Ratio of interest expense to average
  net assets(e)                                0.10%(c)         0.02%           0.21%(d)      0.54%       0.15%         --%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(f)                       34%             117%             54%           56%         82%         72%
__________________________________________________________________________________________________________________________
==========================================================================================================================





(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are annualized and based on average daily net assets of $178,617,945.


(d)   Annualized.


(e)   Ratio includes interest expense and fees on the committed line of credit.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------






                                                                             CLASS C
                                       ----------------------------------------------------------------------------------
                                                                         JANUARY 1, 2006              YEAR ENDED
                                       SIX MONTHS ENDED    YEAR ENDED           TO                   DECEMBER 31,
                                         FEBRUARY 29,      AUGUST 31,       AUGUST 31,      -----------------------------
                                             2008             2007             2006           2005       2004       2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  8.65          $  9.04         $  9.02        $  8.99    $  8.75    $  8.49
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.28             0.56(a)         0.34(a)        0.40       0.27       0.31
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
     (both realized and unrealized)           (0.80)           (0.39)           0.02           0.03       0.25       0.25
=========================================================================================================================
     Total from investment
       operations                             (0.52)            0.17            0.36           0.43       0.52       0.56
=========================================================================================================================
Less distributions:
  Dividends from net investment
     income                                   (0.28)           (0.56)          (0.34)         (0.40)     (0.27)     (0.30)
-------------------------------------------------------------------------------------------------------------------------
  Return of capital                              --               --              --             --      (0.01)        --
=========================================================================================================================
     Total distributions                      (0.28)           (0.56)          (0.34)         (0.40)     (0.28)     (0.30)
=========================================================================================================================
Redemption fees added to shares of
  beneficial interest                          0.00             0.00            0.00             --         --         --
=========================================================================================================================
Net asset value, end of period              $  7.85          $  8.65         $  9.04        $  9.02    $  8.99    $  8.75
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                               (6.18)%           1.76%           4.05%          4.85%      5.98%      6.68%
_________________________________________________________________________________________________________________________
=========================================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                  $67,483          $81,479         $44,853        $47,624    $34,518    $20,793
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net
  assets (including interest
  expense):
  With fee waivers and/or expense
     reimbursements                            1.80%(c)         1.79%           1.97%(d)       2.29%      1.89%      1.73%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
     reimbursements                            1.80%(c)         1.80%           2.36%(d)       2.67%      2.19%      1.98%
=========================================================================================================================
Ratio of expenses to average net
  assets (excluding interest
  expense):
  With fee waivers and/or expense
     reimbursements                            1.70%(c)         1.77%           1.76%(d)       1.75%      1.74%      1.73%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
     reimbursements                            1.70%(c)         1.78%           2.15%(d)       2.13%      2.04%      1.98%
=========================================================================================================================
Ratio of net investment income to
  average net assets                           6.62%(c)         6.15%           5.67%(d)       4.44%      3.07%      3.55%
-------------------------------------------------------------------------------------------------------------------------
Ratio of interest expense to average
  net assets(e)                                0.10%(c)         0.02%           0.21%(d)       0.54%      0.15%        --%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(f)                       34%             117%             54%            56%        82%        72%
_________________________________________________________________________________________________________________________
=========================================================================================================================





(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are annualized and based on average daily net assets of $81,695,375.


(d)   Annualized.


(e)   Ratio includes interest expense and fees on the committed line of credit.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                             ----------------------
                             AIM FLOATING RATE FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------




                                                                            CLASS R
                                                    -------------------------------------------------------
                                                                                           APRIL 13, 2006
                                                    SIX MONTHS ENDED     YEAR ENDED     (COMMENCEMENT DATE)
                                                      FEBRUARY 29,       AUGUST 31,        TO AUGUST 31,
                                                          2008              2007                2006
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 8.66            $ 9.06              $ 9.11
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.30              0.58(a)             0.21(a)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
     and unrealized)                                      (0.79)            (0.40)              (0.05)
===========================================================================================================
     Total from investment operations                     (0.49)             0.18                0.16
===========================================================================================================
Less dividends from net investment income                 (0.29)            (0.58)              (0.21)
-----------------------------------------------------------------------------------------------------------
Redemption fees added to shares of beneficial
  interest                                                 0.00              0.00                0.00
===========================================================================================================
Net asset value, end of period                           $ 7.88            $ 8.66              $ 9.06
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                           (5.81)%            1.91%               1.80%
___________________________________________________________________________________________________________
===========================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $  258            $  278              $   78
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets
  (including interest expense):
  With fee waivers and/or expense reimbursements           1.55%(c)          1.54%               1.53%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
     reimbursements                                        1.55%(c)          1.55%               1.53%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense):
  With fee waivers and/or expense reimbursements           1.45%(c)          1.52%               1.52%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
     reimbursements                                        1.45%(c)          1.53%               1.52%(d)
===========================================================================================================
Ratio of net investment income to average net
  assets                                                   6.87%(c)          6.40%               6.11%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of interest expense to average net
  assets(e)                                                0.10%(c)          0.02%               0.01%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(f)                                   34%              117%                 54%
___________________________________________________________________________________________________________
===========================================================================================================





(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c)   Ratios are annualized and based on average daily net assets of $225,480.


(d)   Annualized.


(e)   Ratio includes interest expense and fees on the committed line of credit.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A          CLASS A3         CLASS B               CLASS C              CLASS R          CLASS Y                INVESTOR CLASS
---------------- ---------------- --------------------- -------------------- ---------------- ---------------------- ---------------
- Initial sales  - No initial     - No initial          - No initial         - No initial     - No initial           - No initial
  charge which     sales charge     sales charge          sales charge         sales charge     sales charge           sales charge
  may be waived
  or reduced
- Contingent     - No contingent  - Contingent          - Contingent         - Contingent     - No contingent        - No
  deferred sales   deferred         deferred sales        deferred sales       deferred sales   deferred               contingent
  charge on        sales charge     charge on             charge on            charge on        sales charge           deferred
  certain                           redemptions within    redemptions within   certain                                 sales charge
  redemptions                       six years             one year(3)          redemptions
- 12b-1 fee      - 12b-1 fee      - 12b-1 fee of 1.00%  - 12b-1 fee of       - 12b-1 fee      - No 12b-1 fee         - 12b-1 fee
  of 0.25%(1)      of 0.25%                               1.00%(4)             of 0.50%                                of 0.25%(1)
                 - Does not       - Converts            - Does not           - Does not       - Does not convert to  - Does not
                   convert to       to Class A shares     convert to           convert to       Class A shares         convert to
                   Class A shares   on or about the end   Class A shares       Class A shares                          Class A
                                    of the month which                                                                 shares
                                    is at least eight
                                    years after the
                                    date on which
                                    shares were
                                    purchased along
                                    with a pro rata
                                    portion of
                                    reinvested
                                    dividends and
                                    distributions(2)
- Generally      - Available      - Purchase            - Generally          - Generally,     - Generally,           - Generally
  more             only for a       orders limited to     more appropriate     available        available only to      closed to new
  appropriate      limited          amount less than      for short-term       only to          investors who          investors
  for long-term    number of        $100,000              investors            employee         purchase through
  investors        funds                                - Purchase             benefit plans    fee-based advisory
                                                          orders limited to                     accounts with an
                                                          amounts less than                     approved financial
                                                          $1,000,000                            intermediary or to
                                                                                                any current, former
                                                                                                or retired trustee,
                                                                                                director, officer
                                                                                                or employee (or
                                                                                                immediate family
                                                                                                member of a
                                                                                                current, former or
                                                                                                retired trustee,
                                                                                                director, officer
                                                                                                or employee) of any
                                                                                                AIM Fund or of
                                                                                                Invesco Ltd. or any
                                                                                                of its subsidiaries.

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

IMPORTANT NOTE: Recently, the Internal Revenue Service (IRS) issued regulations significantly impacting the 403(b) market. The new regulations will increase administrative duties and information-sharing responsibilities for both 403(b) plan sponsors and account custodians beginning January 1, 2009. In response to the new IRS regulations and beginning on January 1, 2009, Invesco Aim, on behalf of Invesco National Trust Company (INTC), will no longer accept transfers of assets or contributions to existing 403(b) plan accounts for which INTC serves as custodian ("AIM 403(b) Accounts"). Accordingly, effective January 1, 2009, AIM fund shares of any class will be unavailable for purchase in respect of AIM 403(b) Accounts (except in the case of payments on outstanding loans).

                                 THE AIM FUNDS

     We will continue to maintain and service participants' AIM 403(b) Accounts and participants may leave assets invested therein; however, any contributions received after December 31, 2008 will be refused.

     Purchases of eligible share classes in respect of non-AIM 403(b) plan accounts for which parties unaffiliated with Invesco Aim serve as custodian will continue to be accepted after December 31, 2008.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

CLASS Y SHARES

Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries.

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to

                                  THE AIM FUNDS

the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

-    All funds, Class Y shares

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   25,000         5.50%         5.82%
$ 25,000 but less than $   50,000         5.25          5.54
$ 50,000 but less than $  100,000         4.75          4.99
$100,000 but less than $  250,000         3.75          3.90
$250,000 but less than $  500,000         3.00          3.09
$500,000 but less than $1,000,000         2.00          2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   50,000         4.75%         4.99%
$ 50,000 but less than $  100,000         4.00          4.17
$100,000 but less than $  250,000         3.75          3.90
$250,000 but less than $  500,000         2.50          2.56
$500,000 but less than $1,000,000         2.00          2.04

CATEGORY III INITIAL SALES CHARGES

                                       INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        1.00%         1.01%
$100,000 but less than $  250,000        0.75          0.76
$250,000 but less than $1,000,000        0.50          0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        2.50%          2.56%
$100,000 but less than $  250,000        2.00           2.04
$250,000 but less than $  500,000        1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or employee benefit plan maintained by any of the persons listed above.

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

                                  THE AIM FUNDS

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P, R or Y) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P, Y and Institutional redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan. In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited

                                  THE AIM FUNDS

Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.


CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

-    Class Y shares of any fund.

                                  THE AIM FUNDS

CDSCS UPON CONVERTING TO CLASS Y SHARES

If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

                                  THE AIM FUNDS

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, Y and Investor Class shares for fund accounts are as follows:

                                                                   INITIAL INVESTMENT    ADDITIONAL INVESTMENTS
TYPE OF ACCOUNT                                                         PER FUND                PER FUND
---------------                                                    ------------------   -----------------------
Asset or fee-based accounts managed by your financial advisor              None                  None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                   None                  None
Any type of account if the investor is purchasing shares through
   a systematic purchase plan                                            $   50                   $50
IRAs, Roth IRAs and Coverdell ESAs                                          250                    25
All other accounts                                                        1,000                    50
Invesco Aim Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARE

                                              OPENING AN ACCOUNT                               ADDING TO AN ACCOUNT
                              --------------------------------------------------   --------------------------------------------
Through a Financial Advisor   Contact your financial advisor.                      Contact your financial advisor.

By Mail                       Mail completed account application and check to      Mail your check and the remittance slip from
                              the transfer agent, Invesco Aim Investment           your confirmation statement to the transfer
                              Services, Inc., P.O. Box 4739, Houston, TX           agent.
                              77210-4739.

By Wire                       Mail completed account application to the transfer   Call the transfer agent to receive a
                              agent. Call the transfer agent at (800) 959-4246     reference number. Then, use the wire
                              to receive a reference number. Then, use the wire    instructions provided below.
                              instructions provided below.

Wire Instructions             Beneficiary Bank ABA/Routing #: 021000021
                              Beneficiary Account Number: 00100366807
                              Beneficiary Account Name: Invesco Aim
                              Investment Services, Inc.
                              RFB: Fund Name, Reference #
                              OBI: Your Name, Account #

By Telephone                  Open your account using one of the methods           Select the Bank Account Information option
                              described above.                                     on your completed account application or
                                                                                   complete a Systematic Options and Bank
                                                                                   Information Form. Mail the application or
                                                                                   form to the transfer agent. Once the
                                                                                   transfer agent has received the form, call
                                                                                   the transfer agent at the number below to
                                                                                   place your purchase order.

Automated Investor Line       Open your account using one of the methods           Call the Invesco Aim 24-hour Automated
                              described above.                                     Investor Line at 1-800-246-5463. You may
                                                                                   place your order after you have provided the
                                                                                   bank instructions that will be requested.

By Internet                   Open your account using one of the methods           Access your account at www.invescoaim.com.
                              described above.                                     The proper bank instructions must have been
                                                                                   provided on your account. You may not
                                                                                   purchase shares in retirement accounts on
                                                                                   the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

     You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the

                                  THE AIM FUNDS

transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor   Contact your financial advisor or intermediary (including your retirement plan administrator).
or Other Intermediary

By Mail                       Send a written request to the transfer agent which includes:

                              -    Original signatures of all registered owners/trustees;

                              -    The dollar value or number of shares that you wish to redeem;

                              -    The name of the fund(s) and your account number; and

                              -    Signature guarantees, if necessary (see below).

                              The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                  Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

                              -    Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have not previously declined the telephone redemption privilege.

                              You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone.
                              Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line       Call the Invesco Aim 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.

By Internet                   Place your redemption request at www.invescoaim.com. You will be allowed to redeem by Internet if:

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have already provided proper bank information.

                              Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

     Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

- AIM Money Market Fund, AIM Cash Reserve Shares, Class Y shares and Investor Class shares

- AIM Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                                    EXCHANGE TO
-------------             --------------------------------------------------------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Y*, Investor Class
Class A                   Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Y*, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C, Y*
Class R                   Class R
Class Y                   Class Y

* You may exchange your AIM Cash Reserve Shares, Class A shares, Class A3 shares Class C shares, Class P shares or Investor Class shares for Class Y shares of the same fund if you otherwise qualify to buy that fund's Class Y shares. Please consult your financial advisor to discuss the tax implications, if any, of all exchanges into Class Y shares of the same fund.

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

- AIM Cash Reserve shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares of one fund can not be exchanged for Class Y shares of a different fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

                                  THE AIM FUNDS

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                                  THE AIM FUNDS

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

                                  THE AIM FUNDS

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available for dividends paid by a fund out of dividends earned on the fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of

                                  THE AIM FUNDS

the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

                                  THE AIM FUNDS

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds-- Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:        (800) 959-4246

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: http://www.invescoaim.com


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM Floating Rate Fund
  SEC 1940 Act file number: 811-09913
------------------------------------------------------

invescoaim.com  FLR-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                           AIM MULTI-SECTOR FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                October 3, 2008


AIM Multi-Sector Fund's investment objective is capital growth.

--------------------------------------------------------------------------------


This prospectus contains important information about the Class A, B, C and Y shares of the fund. Please read it before investing and keep it for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                              ---------------------
                              AIM MULTI-SECTOR FUND
                              ---------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY                           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       1
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          1
Performance Table                             2
FEE TABLE AND EXPENSE EXAMPLE                 2
- - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                     2
Expense Example                               3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT OBJECTIVE, STRATEGIES AND
  RISKS                                       4
- - - - - - - - - - - - - - - - - - - - - - - - -
Objective and Strategies                      4
Risks                                         6
DISCLOSURE OF PORTFOLIO HOLDINGS              7
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               7
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  7
Advisor Compensation                          8
Portfolio Managers                            8
OTHER INFORMATION                             8
- - - - - - - - - - - - - - - - - - - - - - - - -
Sales Charges                                 8
Dividends and Distributions                   9
FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -
GENERAL INFORMATION                         A-1
- - - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                      A-1
Share Class Eligibility                     A-2
Distribution and Service (12b-1) Fees       A-2
Initial Sales Charges (Class A Shares
  Only)                                     A-3
Contingent Deferred Sales Charges (CDSCs)   A-4
Redemption Fees                             A-6
Purchasing Shares                           A-6
Redeeming Shares                            A-8
Exchanging Shares                           A-9
Rights Reserved by the Funds               A-11
Pricing of Shares                          A-11
Taxes                                      A-13
Payments to Financial Advisors             A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures              A-14
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions, are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                              ---------------------
                              AIM MULTI-SECTOR FUND
                              ---------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The fund's investment objective is capital growth.

PRIMARY INVESTMENT STRATEGIES
The fund invests, normally, with respect to at least 80% of its assets, one-fifth of its assets in equity securities of issuers doing business in each of the following five sectors: energy, financial services, health care, leisure and technology.

    The fund's investments in the five sectors are rebalanced on an annual basis in order to keep them within their approximate one-fifth weighting per sector.


    The principal type of equity securities purchased by the fund is common stock.

    In selecting securities, the portfolio managers use a research-oriented "bottom-up" investment approach, focusing on company fundamentals, growth and value prospects. In general, the fund emphasizes companies that the advisor believes are well managed and should generate above-average long-term capital appreciation.

    The fund may invest up to 25% of its total assets in foreign securities. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

    Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS
Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:

Market Risk                Energy Sector Risk                Leisure Sector Risk       Market Capitalization Risk
Equity Securities Risk     Financial Services Sector Risk    Technology Sector Risk    Independent Management of Sector Risk
Foreign Securities Risk    Health Care Sector Risk           Unseasoned Issuer Risk    Management Risk
Sector Fund Risk



    Please see "Investment Objective, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.



                                                                                        ANNUAL
                                                                                        TOTAL
YEAR ENDED DECEMBER 31                                                                 RETURNS
----------------------                                                                 -------
2003................................................................................    30.57%
2004................................................................................    14.58%
2005................................................................................    15.69%
2006................................................................................    12.75%
2007................................................................................     7.47%






    The Class A shares' year-to-date total return as of June 30, 2008 was -5.82%.


    During the period shown in the bar chart, the highest quarterly return was 15.62% (quarter ended June 30, 2003) and the lowest quarterly return was -3.08% (quarter ended December 31, 2007).

                              ---------------------
                              AIM MULTI-SECTOR FUND
                              ---------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market benchmark and a peer group benchmark. The fund's performance reflects payment of sales loads, if applicable. The benchmarks may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                        SINCE       INCEPTION
(for the periods ended December 31, 2007)                        1 YEAR    5 YEARS    INCEPTION       DATE
----------------------------------------------------------------------------------------------------------------
Class A                                                                                              09/03/02
  Return Before Taxes                                             1.55%     14.65%      14.27%
  Return After Taxes on Distributions                             0.83      13.92       13.58
  Return After Taxes on Distributions and Sale of Fund Shares     1.90      12.56       12.27
Class B                                                                                              09/03/02
  Return Before Taxes                                             1.66      14.90       14.56
Class C                                                                                              09/03/02
  Return Before Taxes                                             5.66      15.12       14.66
Class Y(1)                                                                                         09/03/02(1)
  Return Before Taxes                                             7.47      15.96       15.49
----------------------------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(2)                          5.49      12.82       11.26(4)     08/31/02(4)
Lipper Multi-Cap Core Funds Index(2,3)                            5.97      14.08       12.40(4)     08/31/02(4)
----------------------------------------------------------------------------------------------------------------






After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and Y will vary.



(1) The returns shown for these periods are the historical performance of the fund's Class A shares at net asset value, which reflects the Rule 12b-1 fee applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class Y shares is October 3, 2008.


(2) The Standard & Poor's 500--Registered Trademark-- Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. In addition, the Lipper Multi-Cap Core Funds Index (which may or may not include the funds) is included for comparison to a peer group.


(3) The Lipper Multi-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Multi-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Composite 1500 Index. The S&P Composite 1500 Index is a broad market portfolio representing the large-cap, mid-cap and small-cap segments of the U.S. equity market.


(4) The average annual total return given is since the month-end closest to the inception date of the class with the longest performance history.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                    CLASS A     CLASS B     CLASS C     CLASS Y
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                            5.50%       None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is less)                                   None(1)     5.00%       1.00%       None
-----------------------------------------------------------------------------------------------------------






ANNUAL FUND OPERATING EXPENSES(2)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from fund assets)               CLASS A     CLASS B     CLASS C     CLASS Y(3)
-------------------------------------------------------------------------------------------------------------
Management Fees(4)                                            0.67%       0.67%       0.67%        0.67%

Distribution and/or Service (12b-1) Fees                      0.25        1.00        1.00         None

Other Expenses                                                0.31        0.31        0.31         0.31

Acquired Fund Fees and Expenses                               0.00        0.00        0.00         0.00

Total Annual Fund Operating Expenses                          1.23        1.98        1.98         0.98
-------------------------------------------------------------------------------------------------------------




(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."
(2) There is no guarantee that actual expenses will be the same as those shown in the tables.

                              ---------------------
                              AIM MULTI-SECTOR FUND
                              ---------------------


(3) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.


(4) Effective July 1, 2007, the Board of Trustees approved a reduced contractual advisory fee schedule for the fund. Pursuant to the new fee schedule, the fund's maximum annual advisory fee rate ranges from 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion). Management Fees have been restated to reflect the new fee schedule.



    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The expense example assumes you:

    (i) invest $10,000 in the fund for the time periods indicated;

    (ii) redeem all of your shares at the end of the periods indicated;

    (iii) earn a 5% return on your investment before operating expenses each year;

    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and

    (v) incur applicable initial sales charges (see "General
        Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


           1 YEAR    3 YEARS    5 YEARS    10 YEAR
-----------------------------------------------------
Class A     $668       $919      $1,188     $1,957
Class B      701        921       1,268      2,113(1)
Class C      301        621       1,068      2,306
Class Y      100        312         542      1,201
-----------------------------------------------------





    You would pay the following expenses if you did not redeem your shares:


           1 YEAR    3 YEARS    5 YEARS    10 YEAR
-----------------------------------------------------
Class A     $668       $919      $1,188     $1,957
Class B      201        621       1,068      2,113(1)
Class C      201        621       1,068      2,306
Class Y      100        312         542      1,201
-----------------------------------------------------




(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year;
  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and
  - There is no sales charge on reinvested dividends.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary

                              ---------------------
                              AIM MULTI-SECTOR FUND
                              ---------------------

arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM SALES
CHARGE)                                   YEAR 1      YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.23%        1.23%        1.23%        1.23%        1.23%
Cumulative Return Before Expenses           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses           (1.94%)       1.76%        5.60%        9.58%       13.71%
End of Year Balance                     $9,806.27   $10,175.96   $10,559.59   $10,957.69   $11,370.80
Estimated Annual Expenses               $  668.43   $   122.89   $   127.52   $   132.33   $   137.32
-----------------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM SALES
CHARGE)                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.23%        1.23%        1.23%        1.23%        1.23%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            17.99%       22.44%       27.06%       31.85%       36.82%
End of Year Balance                     $11,799.48   $12,244.32   $12,705.93   $13,184.94   $13,682.01
Estimated Annual Expenses               $   142.50   $   147.87   $   153.44   $   159.23   $   165.23
---------------------------------------------------------------------------------------------------------




CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.23%        1.23%        1.23%        1.23%        1.23%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.77%        7.68%       11.74%       15.95%       20.33%
End of Year Balance                     $10,377.00   $10,768.21   $11,174.17   $11,595.44   $12,032.59
Estimated Annual Expenses               $   125.32   $   130.04   $   134.95   $   140.03   $   145.31
------------------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM
SALES CHARGE)                             YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.23%        1.23%        1.23%        1.23%        1.23%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            24.86%       29.57%       34.45%       39.52%       44.78%
End of Year Balance                     $12,486.22   $12,956.95   $13,445.42   $13,952.32   $14,478.32
Estimated Annual Expenses               $   150.79   $   156.48   $   162.37   $   168.50   $   174.85
---------------------------------------------------------------------------------------------------------




CLASS B(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.98%        1.98%        1.98%        1.98%        1.98%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.02%        6.13%        9.34%       12.64%       16.04%
End of Year Balance                     $10,302.00   $10,613.12   $10,933.64   $11,263.83   $11,604.00
Estimated Annual Expenses               $   200.99   $   207.06   $   213.31   $   219.75   $   226.39
------------------------------------------------------------------------------------------------------

CLASS B(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.98%        1.98%        1.98%        1.23%        1.23%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            19.54%       23.15%       26.87%       31.66%       36.62%
End of Year Balance                     $11,954.44   $12,315.47   $12,687.39   $13,165.71   $13,662.05
Estimated Annual Expenses               $   233.23   $   240.27   $   247.53   $   159.00   $   164.99
---------------------------------------------------------------------------------------------------------




CLASS C(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.98%        1.98%        1.98%        1.98%        1.98%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.02%        6.13%        9.34%       12.64%       16.04%
End of Year Balance                     $10,302.00   $10,613.12   $10,933.64   $11,263.83   $11,604.00
Estimated Annual Expenses               $   200.99   $   207.06   $   213.31   $   219.75   $   226.39
------------------------------------------------------------------------------------------------------

CLASS C(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.98%        1.98%        1.98%        1.98%        1.98%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            19.54%       23.15%       26.87%       30.71%       34.65%
End of Year Balance                     $11,954.44   $12,315.47   $12,687.39   $13,070.55   $13,465.28
Estimated Annual Expenses               $   233.23   $   240.27   $   247.53   $   255.00   $   262.70
---------------------------------------------------------------------------------------------------------





CLASS Y                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.98%        0.98%        0.98%        0.98%        0.98%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.02%        8.20%       12.55%       17.08%       21.78%
End of Year Balance                     $10,402.00   $10,820.16   $11,255.13   $11,707.59   $12,178.23
Estimated Annual Expenses               $    99.97   $   103.99   $   108.17   $   112.52   $   117.04
------------------------------------------------------------------------------------------------------

CLASS Y                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.98%        0.98%        0.98%        0.98%        0.98%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            26.68%       31.77%       37.07%       42.58%       48.31%
End of Year Balance                     $12,667.80   $13,177.04   $13,706.76   $14,257.77   $14,830.93
Estimated Annual Expenses               $   121.75   $   126.64   $   131.73   $   137.03   $   142.53
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is capital growth.


    The fund's objective may be changed by the Board of Trustees without shareholder approval.


    The fund seeks to meet its objective by investing, normally, with respect to at least 80% of its assets, one-fifth of its assets in equity securities of issuers doing business in each of the following five sectors: (1) energy, (2) financial services, (3) health care, (4) leisure, and (5) technology.

    The fund's investments in the five sectors are rebalanced on an annual basis in order to keep them within their approximate one-fifth weighting per sector. The principal type of equity securities purchased by the fund is common stock.

    The fund considers a company to be doing business in a particular sector if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from activities in the particular sector, (2) at least 50% of its assets are devoted to producing revenues in the particular sector, or (3) based on other available information, the portfolio managers determine that its primary business is within the particular sector.

    The fund invests up to 25% its assets in securities of foreign securities issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

                              ---------------------
                              AIM MULTI-SECTOR FUND
                              ---------------------


    The fund's investments in the type of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase, except for the 80% investment requirement described above which is applied within one month of the fund's fiscal year end.

    In selecting securities for the fund, the portfolio managers use a research-oriented "bottom-up" investment approach, focusing on company fundamentals, growth and value prospects. In general, the fund emphasizes companies that the advisor believes are well managed and should generate above-average long-term capital appreciation.

    A description of the sectors and fund's investment strategies for investing in the sectors are described below:

ENERGY SECTOR
Companies doing business in the energy sector include, but are not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal companies, alternative energy companies, and innovative energy technology companies. The fund's investments in the energy sector are divided among four main subsectors:
(1) major oil companies, (2) energy services, (3) oil and gas exploration/production companies, and (4) natural gas companies.

    In selecting securities for the energy sector portion of the fund, the portfolio managers focus on what are believed to be reasonably priced energy companies with above average production volume growth, as well as earnings, cash flow and asset value growth potential independent of commodity pricing. The investment strategy focuses on identifying companies with the ability to increase production while controlling costs by implementing new technologies, locating new discoveries or boosting production volumes.

FINANCIAL SERVICES SECTOR
Companies doing business in the financial services sector include, but are not limited to, banks, insurance companies, investment banking and brokerage companies, credit finance companies, asset management companies and companies providing other finance-related services.

    In selecting securities for the financial services portion of the fund, the portfolio manager focuses on two types of companies: (1) financial companies believed to be trading at a significant discount to the portfolio manager's estimate of intrinsic value, and (2) reasonably valued financial companies believed to be reasonably valued and to have management teams that demonstrate capital discipline as evidenced by an ability and willingness to return excess capital to shareholders in the form of dividends or share repurchases. The portfolio managers emphasize financial services companies that are expected to profitably grow cash flows over time.

HEALTH CARE SECTOR
Companies doing business in the health care sector include, but are not limited to, medical equipment or supply companies, pharmaceutical companies, biotechnology companies, and health care provider and service companies.

    In selecting securities for the health care sector portion of the fund, the portfolio managers strive to invest in strongly managed, innovative companies with new or dominant products. The portfolio managers attempt to blend well-established health care firms with what are believed to be faster-growing, more dynamic entities. Well-established health care firms typically provide liquidity and earnings visibility. This portion of the fund also invests in high growth, earlier stage companies in the health care sector whose future profitability could be dependent upon increasing market shares from one or a few key products.

LEISURE SECTOR
Companies doing business in the leisure sector include, but are not limited to, those in the following industries: hotel, gaming, publishing, advertising, beverage, audio/video, broadcasting-radio/TV, cable and satellite, motion picture, recreation services and entertainment, retail, cruise lines, and electronic games.

    In selecting securities for the leisure sector portion of the fund, the portfolio managers focus on businesses related to the leisure activities of individuals believed to have (1) strong fundamentals and promising growth potential, (2) valuations below those of the broad market, and (3) management teams that have long-term visions for their companies and the skills needed to grow their market share and earnings at faster rates than their competitors. Companies in this portion of the fund tend to be mid- to large-capitalization companies.

TECHNOLOGY SECTOR
Companies doing business in the technology sector include, but are not limited to, those involved in the design, manufacture, distribution, licensing or provision of various applied technologies, hardware, software, semiconductors, telecommunications equipment, as well as service-related companies in information technologies.

    In selecting securities for the technology sector portion of the fund, a portion of the assets are invested in securities of issues identified as market-leading technology companies doing business in various subsectors in the technology universe. These companies are identified as leaders in their field and the portfolio managers believe they will maintain or improve their market share regardless of overall economic conditions. The portfolio manager uses a research oriented investment approach using a combination of quantitative, fundamental and valuation analysis. The portfolio manager focuses on what are believed to be attractively valued, well-managed companies in the technology sector with the potential to deliver attractive returns.

                              ---------------------
                              AIM MULTI-SECTOR FUND
                              ---------------------

ALL SECTORS
The portfolio managers will consider selling a company in any of the sectors if, among other things, the portfolio managers conclude: (1) its fundamentals deteriorate, (2) a more attractive opportunity presents itself, (3) the company is unable to capitalize on a market opportunity, or (4) there is a questionable change in management's strategic direction.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests; or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

RISKS

The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Sector Fund Risk--The fund's investments are concentrated in comparatively narrow segments of the economy. This means that the fund's investment concentration in the energy, financial-services, health care, leisure and technology sectors is higher than most mutual funds and the broad securities market. Consequently, the fund tends to be more volatile than other mutual funds, and the value of the fund's investments and consequently an investment in the fund tends to go up and down more rapidly.

    Energy Sector Risk--The businesses in the energy sector may be adversely affected by foreign, federal or state government regulations on energy production, distribution and sale. Although individual security selection drives the performance of the fund, short-term fluctuations in commodity prices may influence fund returns and increase price fluctuations in the fund's shares.

    Financial Services Sector Risk--The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of companies in the financial-services sector. In addition, businesses in the financial services sector often operate with substantial financial leverage.

    Health Care Sector Risk--Many of the products and services offered in the health care sector are subject to rapid obsolescence, which may lower the value of the securities of the companies in this sector. Additionally, changes in government regulation could have an adverse impact on companies in the health care sector and the fund's performance. Certain companies in the health care sector have limited operating histories and their potential profitability could be dependent on regulatory approvals of their products, which increases the volatility of these companies' securities prices. Certain earlier stage companies may be venture capital companies whose technologies or products are still in the start-up or development phase.

    Leisure Sector Risk--The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos are often subject to high price volatility and are considered speculative. Video and electronic games are subject to the risk of rapid obsolescence.

    Technology Sector Risk--Many of the products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the securities of the companies of this sector.

    Unseasoned Issuer Risk--Start-up companies or earlier stage companies, such as venture capital companies, generally have limited operating histories, no present market for their technologies or products, and no history of earnings or financial services. These companies may rely entirely or in large part on private investments to finance their operations.

    Market Capitalization Risk--Stocks fall into three broad market capitalization categories--large, medium and small. Small and midsized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and midsized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available

                              ---------------------
                              AIM MULTI-SECTOR FUND
                              ---------------------

information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and midsized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for the fund to establish or close out a position in these securities at prevailing market prices.

    Independent Management of Sector Risk--The fund's investments in different, independently-managed sectors creates allocation risk, which is the risk that the allocation of investments among the sectors may have a more significant effect on the fund's net asset value when one of the sectors is performing more poorly than the other(s). Additionally, the active rebalancing of the fund among the sectors may result in increased transaction costs. The independent management of the five sectors may also result in adverse tax consequences if the portfolio managers responsible for the fund's five sectors effect transactions in the same security on or about the same time.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:


----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end    15 days after month-end             Until posting of the following
                                                                         month's top ten holdings
----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter-     For one year
 calendar quarter-end                end
----------------------------------------------------------------------------------------------------------




    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:


    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

                              ---------------------
                              AIM MULTI-SECTOR FUND
                              ---------------------



    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG)(the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors)(the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION
During the fiscal year ended August 31, 2007, the advisor received compensation of 0.67% of average daily net assets after fee waivers and/or expense reimbursements.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.

    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the twelve-month period ended August 31, 2007. A discussion regarding the basis of the Board of Trustees' approval of the investment sub-advisory agreement of the fund is available in the fund's most recent report to shareholders for the six-month period ended February 29, 2008.

PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Mark Greenberg (lead manager with respect to the fund's investments in the leisure sector), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with Invesco Aim and/or its affiliates since 1996.



- John Segner (lead manager with respect to the fund's investments in the energy sector), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with Invesco Aim and/or its affiliates since 1997.



- Michael Simon (lead manager with respect to the fund's investments in the financial services sector), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with Invesco Aim and/or its affiliates since 2001.



- Derek Taner (lead manager with respect to the fund's investments in the health care sector), Portfolio Manager, who has been responsible for the fund since 2006 and has been associated with Invesco Aim and/or its affiliates since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.



- Warren Tennant (lead manager with respect to the fund's investments in the technology sector), Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with Invesco Aim and/or its affiliates since 2000.



    The lead managers generally have final authority over all aspects of their portions of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio constriction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead managers may perform these functions, and the nature of these functions, may change from time to time.

    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES
Purchases of Class A shares of AIM Multi-Sector Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares
Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are

                              ---------------------
                              AIM MULTI-SECTOR FUND
                              ---------------------

subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of capital gains.


DIVIDENDS


The fund generally declares and pays dividends from net investment income, if any, annually.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law. Capital gains distributions may vary considerably from year to year as a result of the fund's normal investment activities and cash flows.

                              ---------------------
                              AIM MULTI-SECTOR FUND
                              ---------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The six-month period ended February 29, 2008, was unaudited. The information, other than for the period ended February 29, 2008, has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



    Prior to the date of this prospectus, Class Y shares had not commenced operations, therefore, financial statements for the Class Y shares are not available.






                                                                               CLASS A
                                         ----------------------------------------------------------------------------------
                                                                                                         SEPTEMBER 3, 2002
                                         SIX MONTHS ENDED             YEAR ENDED AUGUST 31,             (COMMENCEMENT DATE)
                                           FEBRUARY 29,    -------------------------------------------     TO AUGUST 31,
                                               2008          2007        2006        2005        2004           2003
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  28.93      $  25.53    $  24.16    $ 19.37     $ 18.32        $ 15.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   0.03         (0.04)(a)    0.17(a)   (0.05)(a)(b)(0.12)         (0.13)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
     (both realized and unrealized)             (1.67)         3.88        1.69       5.40        1.84           3.45
===========================================================================================================================
     Total from investment operations           (1.64)         3.84        1.86       5.35        1.72           3.32
===========================================================================================================================
Less distributions:
  Dividends from net investment income             --         (0.12)         --         --          --             --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains         (1.33)        (0.32)      (0.49)     (0.56)      (0.67)            --
===========================================================================================================================
     Total distributions                        (1.33)        (0.44)      (0.49)     (0.56)      (0.67)            --
===========================================================================================================================
Net asset value, end of period               $  25.96      $  28.93    $  25.53    $ 24.16     $ 19.37        $ 18.32
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                 (5.94)%       15.13%       7.74%     28.01%       9.47%         22.13%
___________________________________________________________________________________________________________________________
===========================================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                   $444,605      $508,895    $311,492    $99,721     $38,578        $25,935
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
     reimbursements                              1.21%(d)      1.23%       1.30%      1.53%       1.85%          1.97%(e)
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
     reimbursements                              1.22%(d)      1.29%       1.37%      1.59%       1.88%          1.97%(e)
===========================================================================================================================
Ratio of net investment income (loss)
  to average net assets                          0.21%(d)     (0.15)%      0.67%     (0.25)%(b)  (0.73)%        (0.85)%(e)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(f)                         26%           44%         66%        63%        161%           115%
___________________________________________________________________________________________________________________________
===========================================================================================================================






(a)   Calculated using average shares outstanding.


(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.06) and (0.30)%, respectively.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(d) Ratios are annualized and based on average daily net assets of $501,279,875.


(e)   Annualized.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                              ---------------------
                              AIM MULTI-SECTOR FUND
                              ---------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------




                                                                               CLASS B
                                          --------------------------------------------------------------------------------
                                                                                                        SEPTEMBER 3, 2002
                                          SIX MONTHS ENDED            YEAR ENDED AUGUST 31,            (COMMENCEMENT DATE)
                                            FEBRUARY 29,    -----------------------------------------     TO AUGUST 31,
                                                2008          2007       2006       2005        2004           2003
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $ 27.97      $ 24.79    $ 23.64    $ 19.09     $ 18.19         $15.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.07)       (0.24)(a)  (0.02)(a)  (0.20)(a)(b)(0.24)         (0.07)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
     realized and unrealized)                    (1.61)        3.76       1.66       5.31        1.81           3.26
==========================================================================================================================
     Total from investment operations            (1.68)        3.52       1.64       5.11        1.57           3.19
==========================================================================================================================
Less distributions:
  Dividends from net investment income              --        (0.02)        --         --          --             --
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains          (1.33)       (0.32)     (0.49)     (0.56)      (0.67)            --
==========================================================================================================================
     Total distributions                         (1.33)       (0.34)     (0.49)     (0.56)      (0.67)            --
==========================================================================================================================
Net asset value, end of period                 $ 24.96      $ 27.97    $ 24.79    $ 23.64     $ 19.09         $18.19
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                  (6.30)%      14.26%      6.97%     27.15%       8.70%         21.27%
__________________________________________________________________________________________________________________________
==========================================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)       $75,723      $87,469    $73,997    $24,953     $11,233         $8,278
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
     reimbursements                               1.96%(d)     1.98%      2.05%      2.20%       2.56%          2.76%(e)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
     reimbursements                               1.97%(d)     2.04%      2.12%      2.26%       2.59%          2.85%(e)
==========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.54)%(d)   (0.90)%    (0.08)%    (0.92)%(b)  (1.44)%        (1.63)%(e)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(f)                          26%          44%        66%        63%        161%           115%
__________________________________________________________________________________________________________________________
==========================================================================================================================






(a)   Calculated using average shares outstanding.


(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.21) and (0.97)%, respectively.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(d) Ratios are annualized and based on average daily net assets of $85,137,873.


(e)   Annualized.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                              ---------------------
                              AIM MULTI-SECTOR FUND
                              ---------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------




                                                                               CLASS C
                                         ----------------------------------------------------------------------------------
                                                                                                         SEPTEMBER 3, 2002
                                         SIX MONTHS ENDED              YEAR ENDED AUGUST 31,            (COMMENCEMENT DATE)
                                           FEBRUARY 29,      -----------------------------------------     TO AUGUST 31,
                                               2008            2007       2006       2005        2004           2003
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 27.96        $ 24.78    $ 23.63    $ 19.09     $ 18.17        $ 15.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (0.07)         (0.24)(a)  (0.02)(a)  (0.20)(a)(b)(0.22)         (0.04)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
     (both realized and unrealized)             (1.61)          3.76       1.66       5.30        1.81           3.21
===========================================================================================================================
     Total from investment operations           (1.68)          3.52       1.64       5.10        1.59           3.17
===========================================================================================================================
Less distributions:
  Dividends from net investment income             --          (0.02)        --         --          --             --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains         (1.33)         (0.32)     (0.49)     (0.56)      (0.67)            --
===========================================================================================================================
     Total distributions                        (1.33)         (0.34)     (0.49)     (0.56)      (0.67)            --
===========================================================================================================================
Net asset value, end of period                $ 24.95        $ 27.96    $ 24.78    $ 23.63     $ 19.09        $ 18.17
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                 (6.30)%        14.27%      6.97%     27.10%       8.82%         21.13%
___________________________________________________________________________________________________________________________
===========================================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                    $86,960        $94,760    $69,604    $29,981     $16,424        $10,302
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
     reimbursements                              1.96%(d)       1.98%      2.05%      2.20%       2.52%          2.76%(e)
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
     reimbursements                              1.97%(d)       2.04%      2.12%      2.26%       2.56%          2.84%(e)
===========================================================================================================================
Ratio of net investment income (loss)
  to average net assets                         (0.54)%(d)     (0.90)%    (0.08)%    (0.92)%(b)  (1.40)%        (1.64)%(e)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(f)                         26%            44%        66%        63%        161%           115%
___________________________________________________________________________________________________________________________
===========================================================================================================================






(a)   Calculated using average shares outstanding.


(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.21) and (0.97)%, respectively.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(d) Ratios are annualized and based on average daily net assets of $95,137,136.


(e)   Annualized.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A          CLASS A3         CLASS B               CLASS C              CLASS R          CLASS Y                INVESTOR CLASS
---------------- ---------------- --------------------- -------------------- ---------------- ---------------------- ---------------
- Initial sales  - No initial     - No initial          - No initial         - No initial     - No initial           - No initial
  charge which     sales charge     sales charge          sales charge         sales charge     sales charge           sales charge
  may be waived
  or reduced
- Contingent     - No contingent  - Contingent          - Contingent         - Contingent     - No contingent        - No
  deferred sales   deferred         deferred sales        deferred sales       deferred sales   deferred               contingent
  charge on        sales charge     charge on             charge on            charge on        sales charge           deferred
  certain                           redemptions within    redemptions within   certain                                 sales charge
  redemptions                       six years             one year(3)          redemptions
- 12b-1 fee      - 12b-1 fee      - 12b-1 fee of 1.00%  - 12b-1 fee of       - 12b-1 fee      - No 12b-1 fee         - 12b-1 fee
  of 0.25%(1)      of 0.25%                               1.00%(4)             of 0.50%                                of 0.25%(1)
                 - Does not       - Converts            - Does not           - Does not       - Does not convert to  - Does not
                   convert to       to Class A shares     convert to           convert to       Class A shares         convert to
                   Class A shares   on or about the end   Class A shares       Class A shares                          Class A
                                    of the month which                                                                 shares
                                    is at least eight
                                    years after the
                                    date on which
                                    shares were
                                    purchased along
                                    with a pro rata
                                    portion of
                                    reinvested
                                    dividends and
                                    distributions(2)
- Generally      - Available      - Purchase            - Generally          - Generally,     - Generally,           - Generally
  more             only for a       orders limited to     more appropriate     available        available only to      closed to new
  appropriate      limited          amount less than      for short-term       only to          investors who          investors
  for long-term    number of        $100,000              investors            employee         purchase through
  investors        funds                                - Purchase             benefit plans    fee-based advisory
                                                          orders limited to                     accounts with an
                                                          amounts less than                     approved financial
                                                          $1,000,000                            intermediary or to
                                                                                                any current, former
                                                                                                or retired trustee,
                                                                                                director, officer
                                                                                                or employee (or
                                                                                                immediate family
                                                                                                member of a
                                                                                                current, former or
                                                                                                retired trustee,
                                                                                                director, officer
                                                                                                or employee) of any
                                                                                                AIM Fund or of
                                                                                                Invesco Ltd. or any
                                                                                                of its subsidiaries.

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

IMPORTANT NOTE: Recently, the Internal Revenue Service (IRS) issued regulations significantly impacting the 403(b) market. The new regulations will increase administrative duties and information-sharing responsibilities for both 403(b) plan sponsors and account custodians beginning January 1, 2009. In response to the new IRS regulations and beginning on January 1, 2009, Invesco Aim, on behalf of Invesco National Trust Company (INTC), will no longer accept transfers of assets or contributions to existing 403(b) plan accounts for which INTC serves as custodian ("AIM 403(b) Accounts"). Accordingly, effective January 1, 2009, AIM fund shares of any class will be unavailable for purchase in respect of AIM 403(b) Accounts (except in the case of payments on outstanding loans).

                                 THE AIM FUNDS

     We will continue to maintain and service participants' AIM 403(b) Accounts and participants may leave assets invested therein; however, any contributions received after December 31, 2008 will be refused.

     Purchases of eligible share classes in respect of non-AIM 403(b) plan accounts for which parties unaffiliated with Invesco Aim serve as custodian will continue to be accepted after December 31, 2008.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

CLASS Y SHARES

Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries.

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to

                                  THE AIM FUNDS

the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

-    All funds, Class Y shares

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   25,000         5.50%         5.82%
$ 25,000 but less than $   50,000         5.25          5.54
$ 50,000 but less than $  100,000         4.75          4.99
$100,000 but less than $  250,000         3.75          3.90
$250,000 but less than $  500,000         3.00          3.09
$500,000 but less than $1,000,000         2.00          2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   50,000         4.75%         4.99%
$ 50,000 but less than $  100,000         4.00          4.17
$100,000 but less than $  250,000         3.75          3.90
$250,000 but less than $  500,000         2.50          2.56
$500,000 but less than $1,000,000         2.00          2.04

CATEGORY III INITIAL SALES CHARGES

                                       INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        1.00%         1.01%
$100,000 but less than $  250,000        0.75          0.76
$250,000 but less than $1,000,000        0.50          0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        2.50%          2.56%
$100,000 but less than $  250,000        2.00           2.04
$250,000 but less than $  500,000        1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or employee benefit plan maintained by any of the persons listed above.

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

                                  THE AIM FUNDS

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P, R or Y) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P, Y and Institutional redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan. In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited

                                  THE AIM FUNDS

Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.


CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

-    Class Y shares of any fund.

                                  THE AIM FUNDS

CDSCS UPON CONVERTING TO CLASS Y SHARES

If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

                                  THE AIM FUNDS

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, Y and Investor Class shares for fund accounts are as follows:

                                                                   INITIAL INVESTMENT    ADDITIONAL INVESTMENTS
TYPE OF ACCOUNT                                                         PER FUND                PER FUND
---------------                                                    ------------------   -----------------------
Asset or fee-based accounts managed by your financial advisor              None                  None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                   None                  None
Any type of account if the investor is purchasing shares through
   a systematic purchase plan                                            $   50                   $50
IRAs, Roth IRAs and Coverdell ESAs                                          250                    25
All other accounts                                                        1,000                    50
Invesco Aim Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARE

                                              OPENING AN ACCOUNT                               ADDING TO AN ACCOUNT
                              --------------------------------------------------   --------------------------------------------
Through a Financial Advisor   Contact your financial advisor.                      Contact your financial advisor.

By Mail                       Mail completed account application and check to      Mail your check and the remittance slip from
                              the transfer agent, Invesco Aim Investment           your confirmation statement to the transfer
                              Services, Inc., P.O. Box 4739, Houston, TX           agent.
                              77210-4739.

By Wire                       Mail completed account application to the transfer   Call the transfer agent to receive a
                              agent. Call the transfer agent at (800) 959-4246     reference number. Then, use the wire
                              to receive a reference number. Then, use the wire    instructions provided below.
                              instructions provided below.

Wire Instructions             Beneficiary Bank ABA/Routing #: 021000021
                              Beneficiary Account Number: 00100366807
                              Beneficiary Account Name: Invesco Aim
                              Investment Services, Inc.
                              RFB: Fund Name, Reference #
                              OBI: Your Name, Account #

By Telephone                  Open your account using one of the methods           Select the Bank Account Information option
                              described above.                                     on your completed account application or
                                                                                   complete a Systematic Options and Bank
                                                                                   Information Form. Mail the application or
                                                                                   form to the transfer agent. Once the
                                                                                   transfer agent has received the form, call
                                                                                   the transfer agent at the number below to
                                                                                   place your purchase order.

Automated Investor Line       Open your account using one of the methods           Call the Invesco Aim 24-hour Automated
                              described above.                                     Investor Line at 1-800-246-5463. You may
                                                                                   place your order after you have provided the
                                                                                   bank instructions that will be requested.

By Internet                   Open your account using one of the methods           Access your account at www.invescoaim.com.
                              described above.                                     The proper bank instructions must have been
                                                                                   provided on your account. You may not
                                                                                   purchase shares in retirement accounts on
                                                                                   the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

     You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the

                                  THE AIM FUNDS

transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor   Contact your financial advisor or intermediary (including your retirement plan administrator).
or Other Intermediary

By Mail                       Send a written request to the transfer agent which includes:

                              -    Original signatures of all registered owners/trustees;

                              -    The dollar value or number of shares that you wish to redeem;

                              -    The name of the fund(s) and your account number; and

                              -    Signature guarantees, if necessary (see below).

                              The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                  Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

                              -    Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have not previously declined the telephone redemption privilege.

                              You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone.
                              Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line       Call the Invesco Aim 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.

By Internet                   Place your redemption request at www.invescoaim.com. You will be allowed to redeem by Internet if:

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have already provided proper bank information.

                              Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

     Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

- AIM Money Market Fund, AIM Cash Reserve Shares, Class Y shares and Investor Class shares

- AIM Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                                    EXCHANGE TO
-------------             --------------------------------------------------------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Y*, Investor Class
Class A                   Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Y*, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C, Y*
Class R                   Class R
Class Y                   Class Y

* You may exchange your AIM Cash Reserve Shares, Class A shares, Class A3 shares Class C shares, Class P shares or Investor Class shares for Class Y shares of the same fund if you otherwise qualify to buy that fund's Class Y shares. Please consult your financial advisor to discuss the tax implications, if any, of all exchanges into Class Y shares of the same fund.

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

- AIM Cash Reserve shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares of one fund can not be exchanged for Class Y shares of a different fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

                                  THE AIM FUNDS

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                                  THE AIM FUNDS

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

                                  THE AIM FUNDS

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available for dividends paid by a fund out of dividends earned on the fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of

                                  THE AIM FUNDS

the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

                                  THE AIM FUNDS

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds-- Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. 4739, Houston, TX 77210-4739 or


BY TELEPHONE:        (800) 959-4246

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: http://www.invescoaim.com


You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

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  AIM Multi-Sector Fund
  SEC 1940 Act file number: 811-09913
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invescoaim.com  I-MSE-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                              AIM SELECT REAL ESTATE INCOME FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                October 3, 2008


AIM Select Real Estate Income Fund's investment objectives are high current income and, secondarily, capital appreciation.

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This prospectus contains important information about the Class A, B, C and Y shares of the fund. Please read it before investing and keep it for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
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TABLE OF CONTENTS
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RISK/RETURN SUMMARY                           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       1
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          1

Performance Table                             2

FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                     3

Expense Example                               3

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS                                       5
- - - - - - - - - - - - - - - - - - - - - - - - -
Objectives and Strategies                     5

Risks                                         6

DISCLOSURE OF PORTFOLIO HOLDINGS              7
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               7
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  7

Advisor Compensation                          8

Portfolio Managers                            8

OTHER INFORMATION                             9
- - - - - - - - - - - - - - - - - - - - - - - - -
Sales Charges                                 9

Dividends and Distributions                   9

Special Tax Information Regarding the
  Fund                                        9

FINANCIAL HIGHLIGHTS                         10
- - - - - - - - - - - - - - - - - - - - - - - - -

GENERAL INFORMATION                         A-1
- - - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                      A-1

Share Class Eligibility                     A-2

Distribution and Service (12b-1) Fees       A-2

Initial Sales Charges (Class A Shares
  Only)                                     A-3

Contingent Deferred Sales Charges (CDSCs)   A-4

Redemption Fees                             A-6

Purchasing Shares                           A-6

Redeeming Shares                            A-8

Exchanging Shares                           A-9

Rights Reserved by the Funds               A-11

Pricing of Shares                          A-11

Taxes                                      A-13

Payments to Financial Advisors             A-13

Excessive Short-Term Trading Activity
  (Market Timing) Disclosures              A-14

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

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                       AIM SELECT REAL ESTATE INCOME FUND
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RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
The fund's investment objectives are high current income and, secondarily, capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The fund will invest, normally, at least 80% of its assets in equity and debt securities of companies principally engaged in the real estate industry and other real estate-related investments.


    The fund may invest up to 30% of its total assets in non-investment grade securities including non-investment grade preferred stocks and convertible preferred stocks and non-investment grade debt securities (commonly known as "junk bonds").


    The fund may invest up to 25% of its total assets in foreign securities.


    The fund may engage in short sale transactions.


    The portfolio managers evaluate securities based primarily on the relative attractiveness of income, with a secondary consideration for potential capital appreciation. When constructing the portfolio, the portfolio managers use a fundamentals-driven investment process, including an evaluation of factors such as property market cycle analysis, property evaluation and management and structure review to identify securities with: (i) attractive relative dividend yields; (ii) favorable property market outlook; and (iii) reasonable valuations relative to peer investment alternatives.


    Please see "Investment Objectives, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS
Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:

Market Risk                Mortgage-Backed Securities Risk    Short Sales Risk                   Management Risk
Equity Securities Risk     Interest Rate Risk                 Non-Diversification Risk
Real Estate Risk           Credit Risk                        Liquidity Risk
Foreign Securities Risk    Lower Rated Securities Risk        Limited Number of Holdings Risk



    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.


    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Prior to March 12, 2007, the fund operated as a closed-end fund (Closed-End
Fund). The Closed-End Fund commenced operations on May 31, 2002 and had the same investment objective and substantially similar investment policies as the fund. On March 12, 2007, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. The performance information below is that of the fund's Class A shares(1). The bar chart and table shown below provide an indication of the risks of investing in the fund. The performance information below is not necessarily an indication of the fund's future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Class A shares from year to year.(1) The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.



                                                                                   ANNUAL
YEAR ENDED                                                                         TOTAL
DECEMBER 31                                                                       RETURNS
-----------                                                                       -------
2003...........................................................................    51.42%
2004...........................................................................    24.43%
2005...........................................................................     4.45%
2006...........................................................................    29.15%
2007...........................................................................   -10.77%






    The Class A shares' year-to-date total return as of June 30, 2008 was 0.93%.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------



    During the periods shown in the bar chart, the highest quarterly return based on the net asset value of the Class A shares was 19.24% (quarter ended June 30, 2003) and the lowest quarterly return based on the net asset value of the Class A shares was -9.91% (quarter ended December 31, 2007).


(1) The returns shown in the bar chart for calendar years prior to 2007 are the historical performance of the Select Real Estate Income Closed-End Fund's Common Shares, which had no 12b-1 fees. The return shown in the bar chart for calendar year 2007 includes, for the period January 1, 2007 to March 12, 2007, the performance of Select Real Income Closed-End Fund's Common Shares, which had no 12b-1 fees. The returns shown in the bar chart for all periods prior to March 12, 2007 do not reflect the 0.25% annual 12b-1 fee applicable to Select Real Estate Income's Class A shares or the annual other expenses of such Class A shares, which are estimated to be 0.10% higher than those of the Select Real Estate Income Closed-End Fund. If the 12b-1 fee and other expenses of Select Real Estate Income's Class A shares were reflected, returns for all periods prior to March 12, 2007 may be lower than those shown in the bar chart.

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark. The benchmarks may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below. The fund's performance reflects payments of sales load, if applicable.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                           SINCE      INCEPTION
(for the periods ended December 31, 2007)                           1 YEAR    5 YEARS    INCEPTION       DATE
------------------------------------------------------------------------------------------------------------------
Class A                                                                                                05/31/02
  Return Before Taxes(1)                                            (15.68)%   16.46%      13.16%
  Return After Taxes on Distributions(1)                            (22.63)    11.07        8.07
  Return After Taxes on Distributions and Sale of Fund Shares(1)     (3.33)    12.62        9.60
Class B(2)                                                                                             05/31/02(2)
  Return Before Taxes                                               (14.14)    16.39       13.03
Class C(3)                                                                                             05/31/02(3)
  Return Before Taxes                                               (12.17)    16.54       13.09
Class Y(4)                                                                                             05/31/02(4)
  Return Before Taxes                                               (10.77)    17.79       14.30
------------------------------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(5)                              5.49     12.82        7.83(9)    05/31/02(9)
Custom Select Real Estate Income Index(5,6)                         (15.08)    10.80        9.61(9)    05/31/02(9)
FTSE NAREIT Equity REITs Index(5,7)                                 (15.69)    18.17       14.66(9)    05/31/02(9)
Lipper Real Estate Funds Index(5,8)                                 (13.50)    18.27       14.85(9)    05/31/02(9)
------------------------------------------------------------------------------------------------------------------






After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and Y will vary.


(1) The returns shown are the blended returns of the actual performance of the fund's Class A shares since March 12, 2007 and the historical performance of the Closed-End Fund's Common Shares for periods prior to March 12, 2007, which had no 12b-1 fee. Returns prior to March 12, 2007, do not reflect the 0.25% annual 12b-1 fee applicable to the fund's Class A shares or the annual other expenses of such Class A shares, which are estimated to be 0.10% higher than those of the Closed-End Fund. If the 12b-1 fee and other expenses of the fund's Class A shares were reflected, in the historical performance, returns for all periods may be lower than those shown. The inception date shown in the table is that of the Closed-End Fund's Common Shares, which is also the inception date of the fund's Class A shares.
(2) The returns shown are the blended returns of the actual performance of the fund's Class B shares since March 12, 2007 and the historical performance of the Closed-End Fund's Common Shares at net asset value for periods prior to March 12, 2007, restated to reflect the 1.00% annual 12b-1 fee applicable to the fund's Class B shares and the annual other expenses of such Class B shares, which are estimated to be 0.10% higher than those of the Closed-End Fund. The inception date shown in the table is that of the Closed-End Fund's Common Shares. The inception date of the fund's Class B shares is March 9, 2007.
(3) The returns shown are the blended returns of the actual performance of the fund's Class C shares since March 12, 2007 and the historical performance of the Closed-End Fund's Common Shares at net asset value for periods prior to March 12, 2007, restated to reflect the 1.00% annual 12b-1 fee applicable to the fund's Class C shares and the annual other expenses of such Class C shares, which are estimated to be 0.10% higher than those of the Closed-End Fund. The inception date shown in the table is that of the Closed-End Fund's Common Shares. The inception date of the fund's Class C shares is March 9, 2007.

(4) The returns shown for these periods are the historical performance of the fund's Class A shares at net asset value, which reflects the Rule 12b-1 fee applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class Y shares is October 3, 2008. (See footnote 1.)


(5) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Custom Select Real Estate Income Index, which the fund has elected as its style specific index rather than the FTSE National Association of Real Estate Investment Trusts Equity Real Estate Investment Trusts Index because the fund believes the Custom Select Real Estate Income Index more appropriately reflects the fund's investment strategy. The fund has elected to use the Lipper Real Estate Funds Index as its peer group index.



(6) The Custom Select Real Estate Income Index is an index created by Invesco Aim Advisors, Inc. to benchmark the fund. The index consist of the following indices: 50% FTSE NAREIT Equity REITs Index and 50% Wachovia Hybrid and Preferred Securities REIT Index. The Wachovia Hybrid and Preferred Securities REIT Index is a capitalization weighted unmanaged index of exchange listed perpetual REIT preferred stocks and depository shares.
(7) The FTSE NAREIT Equity REITs Index is a market-cap weighted index of all equity REITs traded on the New York Stock Exchange, NASDAQ National Market System, and the American Stock Exchange.
(8) The Lipper Real Estate Funds Index is an equally weighted representation of the largest funds within the Lipper Real Estate Funds category. These funds primarily invest their equity portfolio in securities of domestic and foreign companies engaged in the real estate industry.

(9) Since inception returns are given from the month-end closest to the inception date of the Common Shares of the Closed-End Fund.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
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FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                    CLASS A     CLASS B     CLASS C     CLASS Y
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                            5.50%       None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is less)                                   None(1)     5.00%       1.00%       None
-----------------------------------------------------------------------------------------------------------






ANNUAL FUND OPERATING EXPENSES(2)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from fund assets)               CLASS A     CLASS B     CLASS C     CLASS Y(3)
-------------------------------------------------------------------------------------------------------------
Management Fees(4)                                            0.75%       0.75%       0.75%        0.75%

Distribution and/or Service (12b-1) Fees                      0.25        1.00        1.00         None

Other Expenses(4)                                             0.29        0.29        0.29         0.29

Acquired Fund Fees and Expenses                               0.02        0.02        0.02         0.02

Total Annual Fund Operating Expenses                          1.31        2.06        2.06         1.06

-------------------------------------------------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."
(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.


(4) Management fees and other expenses have been restated to reflect current fees and expenses of the fund.





    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The expense example assumes you:

    (i) invest $10,000 in the fund for the time periods indicated;

    (ii) redeem all of your shares at the end of the periods indicated;

    (iii) earn a 5% return on your investment before operating expenses each year;

    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursement); and

    (v) incur applicable initial sales charges (see "General
        Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).


    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


           1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------
Class A     $676       $942      $1,229     $2,042
Class B      709        946       1,308      2,197(1)
Class C      309        646       1,108      2,390
Class Y      108        337         585      1,294
------------------------------------------------------





    You would pay the following expenses if you did not redeem your shares:


           1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------
Class A     $676       $942      $1,229     $2,042
Class B      209        646       1,108      2,197(1)
Class C      209        646       1,108      2,390
Class Y      108        337         585      1,294
------------------------------------------------------




(1) Assumes conversion of Class B to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year;
  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and
  - There is no sales charge on reinvested dividends.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A INCLUDES MAXIMUM FRONT END
SALES CHARGE                              YEAR 1      YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.31%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before Expenses           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses           (2.01%)       1.60%        5.35%        9.24%       13.27%
End of Year Balance                     $9,798.71   $10,160.28   $10,535.19   $10,923.94   $11,327.03
Estimated Annual Expenses               $  676.08   $   130.73   $   135.56   $   140.56   $   145.74
-----------------------------------------------------------------------------------------------------

CLASS A INCLUDES MAXIMUM FRONT END
SALES CHARGE                              YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.31%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            17.45%       21.78%       26.28%       30.94%       35.77%
End of Year Balance                     $11,745.00   $12,178.39   $12,627.77   $13,093.74   $13,576.90
Estimated Annual Expenses               $   151.12   $   156.70   $   162.48   $   168.48   $   174.69
---------------------------------------------------------------------------------------------------------




CLASS A WITHOUT FRONT END SALES
CHARGE                                    YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.31%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.69%        7.52%       11.48%       15.60%       19.86%
End of Year Balance                     $10,369.00   $10,751.62   $11,148.35   $11,559.72   $11,986.28
Estimated Annual Expenses               $   133.42   $   138.34   $   143.44   $   148.74   $   154.23
------------------------------------------------------------------------------------------------------

CLASS A WITHOUT FRONT END SALES
CHARGE                                    YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.31%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            24.29%       28.87%       33.63%       38.56%       43.67%
End of Year Balance                     $12,428.57   $12,887.19   $13,362.72   $13,855.81   $14,367.09
Estimated Annual Expenses               $   159.92   $   165.82   $   171.94   $   178.28   $   184.86
---------------------------------------------------------------------------------------------------------




CLASS B(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.06%        2.06%        2.06%        2.06%        2.06%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             2.94%        5.97%        9.08%       12.29%       15.59%
End of Year Balance                     $10,294.00   $10,596.64   $10,908.18   $11,228.89   $11,559.01
Estimated Annual Expenses               $   209.03   $   215.17   $   221.50   $   228.01   $   234.72
------------------------------------------------------------------------------------------------------

CLASS B(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.06%        2.06%        2.06%        1.31%        1.31%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            18.99%       22.49%       26.09%       30.74%       35.56%
End of Year Balance                     $11,898.85   $12,248.68   $12,608.79   $13,074.05   $13,556.48
Estimated Annual Expenses               $   241.62   $   248.72   $   256.03   $   168.22   $   174.43
---------------------------------------------------------------------------------------------------------




CLASS C(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.06%        2.06%        2.06%        2.06%        2.06%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             2.94%        5.97%        9.08%       12.29%       15.59%
End of Year Balance                     $10,294.00   $10,596.64   $10,908.18   $11,228.89   $11,559.01
Estimated Annual Expenses               $   209.03   $   215.17   $   221.50   $   228.01   $   234.72
------------------------------------------------------------------------------------------------------

CLASS C(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.06%        2.06%        2.06%        2.06%        2.06%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            18.99%       22.49%       26.09%       29.79%       33.61%
End of Year Balance                     $11,898.85   $12,248.68   $12,608.79   $12,979.49   $13,361.08
Estimated Annual Expenses               $   241.62   $   248.72   $   256.03   $   263.56   $   271.31
---------------------------------------------------------------------------------------------------------





CLASS Y                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.06%        1.06%        1.06%        1.06%        1.06%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.94%        8.04%       12.29%       16.72%       21.31%
End of Year Balance                     $10,394.00   $10,803.52   $11,229.18   $11,671.61   $12,131.47
Estimated Annual Expenses               $   108.09   $   112.35   $   116.77   $   121.37   $   126.16
------------------------------------------------------------------------------------------------------

CLASS Y                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.06%        1.06%        1.06%        1.06%        1.06%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            26.09%       31.06%       36.23%       41.59%       47.17%
End of Year Balance                     $12,609.45   $13,106.27   $13,622.65   $14,159.39   $14,717.27
Estimated Annual Expenses               $   131.13   $   136.29   $   141.66   $   147.24   $   153.05
---------------------------------------------------------------------------------------------------------




(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted. In addition, any redemption fee that might apply in year one for Class A shares, has not been deducted.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES
The fund's investment objectives are high current income and, secondarily, capital appreciation. The fund's investment objectives may be changed by the Board of Trustees without shareholder approval.

    The fund will invest, normally, at least 80% of its assets in equity and debt securities of companies principally engaged in the real estate industry and other real estate-related investments.

    The fund considers a company to be principally engaged in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, financing, management or sale of residential, commercial or industrial real estate. Companies in the real estate industry may include, but are not limited to, real estate investment trusts (REITs) that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry. Other real estate related investments may include, but are not limited to, commercial or residential mortgage backed securities (MBS), commercial property whole loans, and other types of equity and debt securities related to the real estate industry.

    It is the fund's intention to invest between 30% and 70% of its total assets in common stocks of companies principally engaged in the real estate industry. The actual percentage of these common stocks in the fund's portfolio may vary over time based upon the portfolio managers' assessment of market conditions.

    The fund may invest up to 30% of its total assets in non-investment grade securities including non-investment grade preferred stocks and convertible preferred stocks and non-investment grade debt securities (commonly known as "junk bonds"). The fund will only invest in non-investment grade securities that are rated CCC or higher by Standard & Poor's or Fitch, Inc., or rated Caa or higher by Moody's Investor Service, Inc., or unrated securities to be deemed to be of comparable quality.

    The fund may engage in short sales of securities. A short sale occurs when the fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The fund may engage in short sales with respect to securities it owns (short sales against the box) or securities it does not own. Generally, the fund will sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns (short sales against the box). The fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 15% of the fund's net assets.

    The fund may invest up to 25% of its assets in foreign securities.

    The fund may invest up to 15% of its net assets in illiquid securities.

    The fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, the fund must satisfy an asset diversification test applicable to regulated investment companies. This asset diversification test is described in the fund's Statement of Additional Information. The fund will not invest more than 10% of its total assets in the securities of any one issuer other than the U.S. Government.

    The fund's investments in the types of securities described in this prospectus vary, from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase or, in the case of short sales, at the time the security is sold short.

    The portfolio managers evaluate securities based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. When constructing the portfolio, the portfolio managers use a fundamentals-driven investment process, including an evaluation of factors such as property market cycle analysis, property evaluation and management and structure review to identify securities with: (i) attractive relative dividend yields; (ii) favorable property market outlook; and (iii) reasonable valuations relative to peer investment alternatives. Specific factors that are evaluated in the investment process include: (i) forecasted occupancy and rental rates; (ii) property locations; (iii) underlying asset quality; (iv) management and issuer depth and skill; (v) alignment of interests, (e.g. share ownership by management); (vi) overall debt levels; (vii) fixed charge coverage and debt service capacity; (viii) dividend growth potential; and (ix) relative value and risk versus alternative investments.

    The fundamental research and pricing factors are combined to identify attractively priced securities with relatively favorable long-term prospects. The portfolio managers also consider the relative liquidity of each security in the construction of the fund.

    The portfolio managers will consider selling a security if: (1) its relative yield and/or valuation deviates from desired levels, (2) its risk/return profile changes significantly, (3) its fundamentals change, or (4) a more attractive investment opportunity is identified.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objectives.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

RISKS

The principal risks of investing in the fund are:

    Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Real Estate Risk--Because the fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

    Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively. Real estate risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination.

    Real estate companies tend to be small to medium-sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares.

    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including environmental liabilities, difficulties in valuing and selling real estate, declines in the value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

    The value of a fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Because REITs have expenses of their own, the fund will bear a proportionate share of those expenses.

    For U.S. federal income tax purposes, a substantial portion of the distributions paid by the fund may be taxable as ordinary income. This is due to the fund's investment in REITs and other real estate companies that earn income from rents, mortgage payments and other sources of ordinary income.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Mortgage-Backed Securities Risk--These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

    Interest Rate Risk--Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall. The fund's investment in such securities means that the net asset value of its shares will tend to decline if market interest rates rise. Falling interest rates may also prompt some issuers to refinance existing debt possibly causing the fund to reinvest in debt securities with lower interest rates causing your investment in the fund to lose value.

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

    Lower Rated Securities Risk--Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.

    The secondary markets in which lower-rated securities are traded may be less liquid then the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

    Short Sales Risk--If the fund sells a security short that it does not own, and the security increases in value, the fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the fund's exposure is unlimited. The more the fund pays to purchase the security, the more it will lose on the transaction and the more the price of your shares will be affected. If the fund sells a security that it owns (short sale against the box), any future losses in the fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The fund will also incur transaction costs to engage in short sales.

    Non-Diversification Risk--Because it is non-diversified, the fund may invest in fewer issuers than if it were diversified. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.

    Liquidity Risk--A security is considered to be illiquid if the fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The fund may be unable to sell its illiquid securities at the time or price it desires and could lose its entire investment in such securities.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings will be disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund will be available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information will be located in the upper right side of this website page:


----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end    15 days after month-end             Until posting of the following
                                                                         month's top ten holdings
----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter-     For one year
 calendar quarter-end                end
----------------------------------------------------------------------------------------------------------




    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which will be available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:


    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------


    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994.



    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION
The advisor is to receive a fee from the fund calculated at the annual rate of 0.75% of the first $250 million, 0.74% of the next $250 million, 0.73% of the next $500 million, 0.72% of the next $1.5 billion, 0.71% of the next $2.5 billion, 0.70% of the next $2.5 billion, 0.69% of the next $2.5 billion and 0.68% of the amount over $10 billion of average daily net assets. During the Closed-End Fund's, the fund's predecessor, fiscal year ended December 31, 2006, the advisor received compensation of 0.74% of average daily net assets attributable to Common Shares after fee waivers. During the period January 1, 2007, to August 31, 2007, the advisor received compensation at the annual rate of 0.68% of average daily net assets after fees and/or expense reimbursements.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.

    A discussion regarding the basis for the Board of Trustees' approving the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the fiscal period ended August 31, 2007. A discussion regarding the basis of the Board of Trustees' approval of the investment sub-advisory agreement of the fund is available in the fund's most recent report to shareholders for the six-month period ended February 29, 2008.

PORTFOLIO MANAGERS

Investment decisions for the fund are made by the investment management team at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:



- Joe Rodriguez, Jr. (lead manager), Portfolio Manager, who has been responsible for the fund since 2007. He has been responsible for the Closed-End Fund, the fund's predecessor, since inception and has been associated with Invesco Institutional and/or its affiliates since 1990. As the lead manager, Mr. Rodriguez generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rodriguez may perform these functions, and the nature of these functions, may change from time to time.



- Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2007. He has been responsible for the Closed-End Fund, the fund's predecessor, since inception and has been associated with Invesco Institutional and/or its affiliates since 1998.



- Paul Curbo, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with Invesco Institutional and/or its affiliates since 1998.



- Jim Trowbridge, Portfolio Manager, who has been responsible for the fund since 2007. He has been responsible for the Closed-End Fund, the fund's predecessor, since inception and has been associated with Invesco Institutional and/or its affiliates since 1989.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------


    More information on the portfolio managers may be found on the advisor's website at http://www.invescoaim.com. The website is not a part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the Closed-End Fund, the fund's predecessor, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES
Purchases of Class A shares of AIM Select Real Estate Income Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS


The fund generally declares and pays dividends from net investment income, if any, quarterly.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law. Capital gains distributions may vary considerably from year to year as a result of the fund's normal investment activities and cash flows.



SPECIAL TAX INFORMATION REGARDING THE FUND


In addition to the general tax information set forth under the heading "General Information -- Taxes" in this prospectus, the following information describes the tax impact of certain dividends you may receive from the fund:



- Because of "noncash" expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of-capital distributions generally are not taxable to you. Your cost basis in your fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.



- Dividend distributions attributable to the fund's REIT investments are not eligible to be treated as qualified dividend income.



- Income received by the fund from certain equity interests in mortgage pooling vehicles is treated as "excess inclusion income." The fund may derive such income either directly or through an investment in a U.S.-qualified REIT that holds such interests or qualifies as a taxable mortgage pool. The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the fund's advisor is awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in the fund is a suitable investment given the potential tax consequences of the fund's receipt and distribution of excess inclusion income.



- The sale of a U.S. real property interest by a REIT in which the fund invests may trigger special tax consequences to the fund's foreign shareholders.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table shows (a) the fund's financial history for the fiscal period ended August 31, 2007, and (b) the Closed-End Fund's, the fund's predecessor, financial history from the fund's inception. The financial highlights table is intended to help you understand the fund's and the Closed-End Fund's financial performance. The fund has the same investment objectives and similar investment policies as the Closed-End Fund. Certain information reflects financial results for a single fund or Closed-End Fund share as applicable.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund or Closed-End Fund as applicable (assuming reinvestment of all dividends and distributions).


    The six-month period ended February 29, 2008, was unaudited. The information, other than for the period ended February 29, 2008, has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


    Prior to March 12, 2007 the fund operated as the Closed-End Fund and financial history prior to that date is that of the Closed-End Fund.


    Prior to the date of this prospectus, Class Y shares had not commenced operations, therefore, financial statements for the Class Y shares are not available.





                                                                                CLASS A*
                                           ----------------------------------------------------------------------------------
                                           SIX MONTHS ENDED   JANUARY 1, 2007               YEAR ENDED DECEMBER 31,
                                             FEBRUARY 29,      TO AUGUST 31,     --------------------------------------------
                                                 2008               2007           2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  16.27           $  17.35       $  17.49    $  20.02    $  17.83    $  12.83
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.20(a)            0.44(a)        0.86        0.90        0.85        0.95(b)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
     realized and unrealized)                     (1.19)             (1.54)          3.88       (0.36)       3.16        5.33
-----------------------------------------------------------------------------------------------------------------------------
Less distributions to auction rate
  preferred shareholders of Closed-End
  Fund from net investment income(c)                N/A                N/A          (0.20)      (0.17)      (0.08)      (0.06)
=============================================================================================================================
     Total from investment operations             (0.99)             (1.10)          4.54        0.37        3.93        6.22
=============================================================================================================================
Less offering costs charged to paid-in-
  capital:
  Offering costs on common shares of
     Closed-End Fund                                 --                 --             --          --          --          --
-----------------------------------------------------------------------------------------------------------------------------
  Offering costs on auction rate
     preferred shares of Closed-End Fund             --                 --             --          --          --       (0.00)
-----------------------------------------------------------------------------------------------------------------------------
  Dilutive effect of common share
     offering of Closed-End Fund                     --                 --             --          --          --       (0.00)
=============================================================================================================================
     Total offering costs charged to
       paid-in capital of Closed-End Fund            --                 --             --          --          --       (0.00)
=============================================================================================================================
Less distributions:
  Dividends from net investment income            (0.46)             (0.38)         (0.89)      (1.24)      (1.24)      (0.79)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains           (6.18)             (0.09)         (3.84)      (1.66)      (0.50)         --
-----------------------------------------------------------------------------------------------------------------------------
  Return of capital                                  --                 --             --          --          --       (0.43)
=============================================================================================================================
     Total distributions                          (6.64)             (0.47)         (4.73)      (2.90)      (1.74)      (1.22)
=============================================================================================================================
Increase from common shares of Closed-End
  Fund repurchased                                   --                 --           0.05          --          --          --
-----------------------------------------------------------------------------------------------------------------------------
Redemption fees added to shares of
  beneficial interest                              0.06               0.49            N/A         N/A         N/A         N/A
=============================================================================================================================
Net asset value, end of period                 $   8.70           $  16.27       $  17.35    $  17.49    $  20.02    $  17.83
-----------------------------------------------------------------------------------------------------------------------------
Market value per common share of Closed-
  End Fund                                          N/A                N/A       $  16.67    $  14.98    $  17.50    $  16.59
-----------------------------------------------------------------------------------------------------------------------------
Total return at net asset value                   (6.04)%(d)(e)      (3.59)%(d)(e)  29.15%(f)    4.44%(f)   24.43%(f)   51.41%(f)
-----------------------------------------------------------------------------------------------------------------------------
Market value return(f)                              N/A                N/A          44.88%       2.33%      16.89%      46.95%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)       $123,399           $224,000       $678,394    $698,380    $799,358    $712,069
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
     reimbursements                                1.24%(g)           1.08%(h)       0.96%(i)    0.95%(i)    0.93%(i)    1.00%(b)(i)
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
     reimbursements                                1.25%(g)           1.23%(h)       1.33%(i)    1.33%(i)    1.32%(i)    1.41%(b)(i)
=============================================================================================================================
Ratio of net investment income to average
  net assets                                       3.20%(g)           3.82%(h)       4.59%(i)    4.70%(i)    4.64%(i)    6.46%(b)(i)
=============================================================================================================================
Ratio of distributions to auction rate
  preferred shareholders of Closed-End
  Fund to average net assets attributable
  to common shares of Closed-End Fund               N/A                N/A           1.30%(h)    0.86%       0.42%       0.43%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(j)                           38%                24%            23%         17%         19%         37%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Auction rate preferred shares of Closed-
  End Fund:
  Liquidation value, end of period (000s
     omitted)                                       N/A                N/A             --    $205,000    $205,000    $205,000
-----------------------------------------------------------------------------------------------------------------------------
  Total shares outstanding                          N/A                N/A             --       8,200       8,200       8,200
-----------------------------------------------------------------------------------------------------------------------------
  Asset coverage per share                          N/A                N/A             --    $110,168    $122,483    $111,838
-----------------------------------------------------------------------------------------------------------------------------
  Liquidation and market value per share            N/A                N/A             --    $ 25,000    $ 25,000    $ 25,000
_____________________________________________________________________________________________________________________________
=============================================================================================================================






* Prior to March 12, 2007 the Fund operated as a Closed-End Fund. On such date, holders of common shares of Closed-End Fund received Class A shares of the Fund equal to the number of Closed-End Fund common shares they owned prior to the Reorganization.


(a)   Calculated using average shares outstanding.


(b) As a result of changes in accounting principles generally accepted in the United States of America, the Closed-End Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest expense as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to

                       ----------------------------------


                       AIM SELECT REAL ESTATE INCOME FUND


                       ----------------------------------




FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------



      increase the net investment income ratio by 0.67%, decrease the expense ratio by 0.67% and increase net investment income per share by $0.10 for the year ended December 31, 2003.


(c)   Based on average number of common shares outstanding of Closed-End Fund.


(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(e) Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008.


(f) Net asset value return includes adjustments in accordance with accounting principles generally accepted in the United States of America and measures the changes in common shares' value of Closed-End Fund over the period indicated, taking into account dividends as reinvested. Market value return is computed based upon the New York Stock Exchange market price of the Closed-End Fund's common shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Closed-End Fund's dividend reinvestment plan.


(g) Ratios are annualized and based on average daily net assets of $175,477,902.


(h)   Annualized.


(i) Ratios do not reflect the effect of dividend payments to auction rate preferred shareholders of Closed-End Fund; income ratios reflect income earned on investments made with assets attributable to auction rate preferred shares of Closed-End Fund.


(j) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.





                                                                              CLASS B
                                                             -----------------------------------------
                                                                                      MARCH 9, 2007
                                                             SIX MONTHS ENDED      (COMMENCEMENT DATE)
                                                                FEBRUARY 29,          TO AUGUST 31,
                                                                    2008                   2007
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $16.23                 $17.34
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                           0.14                   0.22
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                                    (1.18)                 (1.56)
======================================================================================================
     Total from investment operations                               (1.04)                 (1.34)
======================================================================================================
Less distributions:
  Dividends from net investment income                              (0.39)                 (0.24)
------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             (6.18)                    --
======================================================================================================
     Total distributions                                            (6.57)                 (0.24)
======================================================================================================
Redemption fees added to shares of beneficial interest               0.05                   0.47
======================================================================================================
Net asset value, end of period                                     $ 8.67                 $16.23
______________________________________________________________________________________________________
======================================================================================================
Total return(b)(c)                                                  (6.45)%                (5.10)%
______________________________________________________________________________________________________
======================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $  313                 $  162
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.99%(d)               2.04%(e)
------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  2.00%(d)               2.04%(e)
======================================================================================================
Ratio of net investment income to average net assets                 2.45%(d)               2.86%(e)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(f)                                             38%                    24%
______________________________________________________________________________________________________
======================================================================================================






(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008.


(d)   Ratios are annualized and based on average daily net assets of $205,772.


(e)   Annualized.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------


FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------


                                                                              CLASS C
                                                             ----------------------------------------
                                                                                     MARCH 9, 2007
                                                             SIX MONTHS ENDED     (COMMENCEMENT DATE)
                                                               FEBRUARY 29,          TO AUGUST 31,
                                                                   2008                   2007
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $16.23                 $17.34
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                          0.14                   0.22
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                                   (1.17)                 (1.56)
=====================================================================================================
     Total from investment operations                              (1.03)                 (1.34)
=====================================================================================================
Less distributions:
  Dividends from net investment income                             (0.39)                 (0.24)
-----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (6.18)                    --
=====================================================================================================
     Total distributions                                           (6.57)                 (0.24)
=====================================================================================================
Redemption fees added to shares of beneficial interest              0.05                   0.47
=====================================================================================================
Net asset value, end of period                                    $ 8.68                 $16.23
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)(c)                                                 (6.34)%                (5.10)%
_____________________________________________________________________________________________________
=====================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $  659                 $  356
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.99%(d)               2.04%(e)
-----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 2.00%(d)               2.04%(e)
=====================================================================================================
Ratio of net investment income to average net assets                2.45%(d)               2.86%(e)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(f)                                            38%                    24%
_____________________________________________________________________________________________________
=====================================================================================================






(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c) Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008.


(d)   Ratios are annualized and based on average daily net assets of $452,534.


(e)   Annualized.


(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A          CLASS A3         CLASS B               CLASS C              CLASS R          CLASS Y                INVESTOR CLASS
---------------- ---------------- --------------------- -------------------- ---------------- ---------------------- ---------------
- Initial sales  - No initial     - No initial          - No initial         - No initial     - No initial           - No initial
  charge which     sales charge     sales charge          sales charge         sales charge     sales charge           sales charge
  may be waived
  or reduced
- Contingent     - No contingent  - Contingent          - Contingent         - Contingent     - No contingent        - No
  deferred sales   deferred         deferred sales        deferred sales       deferred sales   deferred               contingent
  charge on        sales charge     charge on             charge on            charge on        sales charge           deferred
  certain                           redemptions within    redemptions within   certain                                 sales charge
  redemptions                       six years             one year(3)          redemptions
- 12b-1 fee      - 12b-1 fee      - 12b-1 fee of 1.00%  - 12b-1 fee of       - 12b-1 fee      - No 12b-1 fee         - 12b-1 fee
  of 0.25%(1)      of 0.25%                               1.00%(4)             of 0.50%                                of 0.25%(1)
                 - Does not       - Converts            - Does not           - Does not       - Does not convert to  - Does not
                   convert to       to Class A shares     convert to           convert to       Class A shares         convert to
                   Class A shares   on or about the end   Class A shares       Class A shares                          Class A
                                    of the month which                                                                 shares
                                    is at least eight
                                    years after the
                                    date on which
                                    shares were
                                    purchased along
                                    with a pro rata
                                    portion of
                                    reinvested
                                    dividends and
                                    distributions(2)
- Generally      - Available      - Purchase            - Generally          - Generally,     - Generally,           - Generally
  more             only for a       orders limited to     more appropriate     available        available only to      closed to new
  appropriate      limited          amount less than      for short-term       only to          investors who          investors
  for long-term    number of        $100,000              investors            employee         purchase through
  investors        funds                                - Purchase             benefit plans    fee-based advisory
                                                          orders limited to                     accounts with an
                                                          amounts less than                     approved financial
                                                          $1,000,000                            intermediary or to
                                                                                                any current, former
                                                                                                or retired trustee,
                                                                                                director, officer
                                                                                                or employee (or
                                                                                                immediate family
                                                                                                member of a
                                                                                                current, former or
                                                                                                retired trustee,
                                                                                                director, officer
                                                                                                or employee) of any
                                                                                                AIM Fund or of
                                                                                                Invesco Ltd. or any
                                                                                                of its subsidiaries.

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

IMPORTANT NOTE: Recently, the Internal Revenue Service (IRS) issued regulations significantly impacting the 403(b) market. The new regulations will increase administrative duties and information-sharing responsibilities for both 403(b) plan sponsors and account custodians beginning January 1, 2009. In response to the new IRS regulations and beginning on January 1, 2009, Invesco Aim, on behalf of Invesco National Trust Company (INTC), will no longer accept transfers of assets or contributions to existing 403(b) plan accounts for which INTC serves as custodian ("AIM 403(b) Accounts"). Accordingly, effective January 1, 2009, AIM fund shares of any class will be unavailable for purchase in respect of AIM 403(b) Accounts (except in the case of payments on outstanding loans).

                                 THE AIM FUNDS

     We will continue to maintain and service participants' AIM 403(b) Accounts and participants may leave assets invested therein; however, any contributions received after December 31, 2008 will be refused.

     Purchases of eligible share classes in respect of non-AIM 403(b) plan accounts for which parties unaffiliated with Invesco Aim serve as custodian will continue to be accepted after December 31, 2008.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

CLASS Y SHARES

Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries.

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to

                                  THE AIM FUNDS

the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

-    All funds, Class Y shares

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   25,000         5.50%         5.82%
$ 25,000 but less than $   50,000         5.25          5.54
$ 50,000 but less than $  100,000         4.75          4.99
$100,000 but less than $  250,000         3.75          3.90
$250,000 but less than $  500,000         3.00          3.09
$500,000 but less than $1,000,000         2.00          2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   50,000         4.75%         4.99%
$ 50,000 but less than $  100,000         4.00          4.17
$100,000 but less than $  250,000         3.75          3.90
$250,000 but less than $  500,000         2.50          2.56
$500,000 but less than $1,000,000         2.00          2.04

CATEGORY III INITIAL SALES CHARGES

                                       INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        1.00%         1.01%
$100,000 but less than $  250,000        0.75          0.76
$250,000 but less than $1,000,000        0.50          0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        2.50%          2.56%
$100,000 but less than $  250,000        2.00           2.04
$250,000 but less than $  500,000        1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or employee benefit plan maintained by any of the persons listed above.

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

                                  THE AIM FUNDS

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P, R or Y) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P, Y and Institutional redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan. In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited

                                  THE AIM FUNDS

Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.


CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

-    Class Y shares of any fund.

                                  THE AIM FUNDS

CDSCS UPON CONVERTING TO CLASS Y SHARES

If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

                                  THE AIM FUNDS

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, Y and Investor Class shares for fund accounts are as follows:

                                                                   INITIAL INVESTMENT    ADDITIONAL INVESTMENTS
TYPE OF ACCOUNT                                                         PER FUND                PER FUND
---------------                                                    ------------------   -----------------------
Asset or fee-based accounts managed by your financial advisor              None                  None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                   None                  None
Any type of account if the investor is purchasing shares through
   a systematic purchase plan                                            $   50                   $50
IRAs, Roth IRAs and Coverdell ESAs                                          250                    25
All other accounts                                                        1,000                    50
Invesco Aim Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARE

                                              OPENING AN ACCOUNT                               ADDING TO AN ACCOUNT
                              --------------------------------------------------   --------------------------------------------
Through a Financial Advisor   Contact your financial advisor.                      Contact your financial advisor.

By Mail                       Mail completed account application and check to      Mail your check and the remittance slip from
                              the transfer agent, Invesco Aim Investment           your confirmation statement to the transfer
                              Services, Inc., P.O. Box 4739, Houston, TX           agent.
                              77210-4739.

By Wire                       Mail completed account application to the transfer   Call the transfer agent to receive a
                              agent. Call the transfer agent at (800) 959-4246     reference number. Then, use the wire
                              to receive a reference number. Then, use the wire    instructions provided below.
                              instructions provided below.

Wire Instructions             Beneficiary Bank ABA/Routing #: 021000021
                              Beneficiary Account Number: 00100366807
                              Beneficiary Account Name: Invesco Aim
                              Investment Services, Inc.
                              RFB: Fund Name, Reference #
                              OBI: Your Name, Account #

By Telephone                  Open your account using one of the methods           Select the Bank Account Information option
                              described above.                                     on your completed account application or
                                                                                   complete a Systematic Options and Bank
                                                                                   Information Form. Mail the application or
                                                                                   form to the transfer agent. Once the
                                                                                   transfer agent has received the form, call
                                                                                   the transfer agent at the number below to
                                                                                   place your purchase order.

Automated Investor Line       Open your account using one of the methods           Call the Invesco Aim 24-hour Automated
                              described above.                                     Investor Line at 1-800-246-5463. You may
                                                                                   place your order after you have provided the
                                                                                   bank instructions that will be requested.

By Internet                   Open your account using one of the methods           Access your account at www.invescoaim.com.
                              described above.                                     The proper bank instructions must have been
                                                                                   provided on your account. You may not
                                                                                   purchase shares in retirement accounts on
                                                                                   the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

     You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the

                                  THE AIM FUNDS

transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor   Contact your financial advisor or intermediary (including your retirement plan administrator).
or Other Intermediary

By Mail                       Send a written request to the transfer agent which includes:

                              -    Original signatures of all registered owners/trustees;

                              -    The dollar value or number of shares that you wish to redeem;

                              -    The name of the fund(s) and your account number; and

                              -    Signature guarantees, if necessary (see below).

                              The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                  Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

                              -    Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have not previously declined the telephone redemption privilege.

                              You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone.
                              Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line       Call the Invesco Aim 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.

By Internet                   Place your redemption request at www.invescoaim.com. You will be allowed to redeem by Internet if:

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have already provided proper bank information.

                              Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

     Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

- AIM Money Market Fund, AIM Cash Reserve Shares, Class Y shares and Investor Class shares

- AIM Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                                    EXCHANGE TO
-------------             --------------------------------------------------------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Y*, Investor Class
Class A                   Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Y*, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C, Y*
Class R                   Class R
Class Y                   Class Y

* You may exchange your AIM Cash Reserve Shares, Class A shares, Class A3 shares Class C shares, Class P shares or Investor Class shares for Class Y shares of the same fund if you otherwise qualify to buy that fund's Class Y shares. Please consult your financial advisor to discuss the tax implications, if any, of all exchanges into Class Y shares of the same fund.

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

- AIM Cash Reserve shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares of one fund can not be exchanged for Class Y shares of a different fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

                                  THE AIM FUNDS

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                                  THE AIM FUNDS

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

                                  THE AIM FUNDS

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available for dividends paid by a fund out of dividends earned on the fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of

                                  THE AIM FUNDS

the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

                                  THE AIM FUNDS

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds-- Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:        (800) 959-4246

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: http://www.invescoaim.com


You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM Select Real Estate Income Fund
  SEC 1940 Act file number: 811-09913
------------------------------------------------------

invescoaim.com  SREI-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                        AIM STRUCTURED CORE FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                October 3, 2008


AIM Structured Core Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------


This prospectus contains important information about the Class A, B, C, R, Y and Investor Class shares of the fund. Please read it before investing and keep it for future reference.


Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "General Information--Share Class Eligibility--Investor Class Shares."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY                            1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                        1
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Return                            1
Performance Table                              2

FEE TABLE AND EXPENSE EXAMPLE                  3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                      3
Expense Example                                3

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                  4
- - - - - - - - - - - - - - - - - - - - - - - - -

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS     5
- - - - - - - - - - - - - - - - - - - - - - - - -
Objective and Strategies                       5
Risks                                          6

DISCLOSURE OF PORTFOLIO HOLDINGS               7
- - - - - - - - - - - - - - - - - - - - - - - - -

FUND MANAGEMENT                                7
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                   7
Advisor Compensation                           8
Portfolio Managers                             8

OTHER INFORMATION                              8
- - - - - - - - - - - - - - - - - - - - - - - - -
Sales Charges                                  8
Dividends and Distributions                    8
FINANCIAL HIGHLIGHTS                           9
- - - - - - - - - - - - - - - - - - - - - - - - -

GENERAL INFORMATION                          A-1
- - - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                       A-1

Share Class Eligibility                      A-2

Distribution and Service (12b-1) Fees        A-2

Initial Sales Charges (Class A Shares
  Only)                                      A-3

Contingent Deferred Sales Charges (CDSCs)    A-4

Redemption Fees                              A-6

Purchasing Shares                            A-6

Redeeming Shares                             A-8

Exchanging Shares                            A-9

Rights Reserved by the Funds                A-11

Pricing of Shares                           A-11

Taxes                                       A-13

Payments to Financial Advisors              A-13

Excessive Short-Term Trading Activity
  (Market Timing)
  Disclosures                               A-14


OBTAINING ADDITIONAL INFORMATION      Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.

  No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The fund's investment objective is long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The fund normally invests at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies.

    The portfolio managers use a quantitative, research based model to select potential investment securities. They then use a proprietary and non-proprietary computer model to forecast risks and transaction costs. The information gathered from this process is used to structure the investment portfolio.

    The fund uses the S&P 500--Registered Trademark-- Index as a guide in structuring the portfolio and selecting securities, but the fund is not an index fund and will invest in securities not included in the index.

    The principal type of equity securities purchased by the fund is common stock.

    The fund may invest up to 20% of its assets in foreign securities and up to 20% of its assets in debt securities.

    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives.

    Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS
Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:

Market Risk                Leverage Risk              Derivatives Risk
Interest Rate Risk         Equity Securities Risk     Limited Number of Holdings Risk
Foreign Securities Risk    Credit Risk                Management Risk



    Please see "Investment Objective, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below are provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURN
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows the performance of the fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total return shown would be lower.



                                                                                       ANNUAL
                                                                                        TOTAL
YEAR ENDED DECEMBER 31                                                                 RETURN
----------------------                                                                 ------
2007................................................................................    5.74%





    The Class A shares' year-to-date total return as of June 30, 2008 was -13.34%.


    During the period shown in the bar chart, the highest quarterly return was 4.54% (quarter ended June 30, 2007) and the lowest quarterly return was -0.80% (quarter ended December 31, 2007).

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market benchmark and a peer group benchmark. The fund's performance reflects payment of sales loads, if applicable. The benchmarks may not reflect payments of fees, expenses or taxes. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                             SINCE      INCEPTION
(for the periods ended December 31, 2007)                        1 YEAR    INCEPTION       DATE
----------------------------------------------------------------------------------------------------
Class A                                                                                  3/31/06
  Return Before Taxes                                             (0.12)%     6.08%
  Return After Taxes on Distributions                             (0.22)      5.77
  Return After Taxes on Distributions and Sale of Fund Shares      0.05       5.08
Class B                                                                                  3/31/06
  Return Before Taxes                                             (0.02)      6.56
Class C                                                                                  3/31/06
  Return Before Taxes                                              3.98       8.71
Class R                                                                                  3/31/06
  Return Before Taxes                                              5.53       9.27
Class Y(1)                                                                               3/31/06(1)
  Return Before Taxes                                              5.74       9.55
Investor Class(2)                                                                        3/31/06(2)
  Return Before Taxes                                              5.74       9.55
----------------------------------------------------------------------------------------------------
S&P 500(R) Index(3)                                                5.49       9.50       3/31/06
Lipper Large-Cap Core Funds Index(3,4)                             6.63       8.87       3/31/06
----------------------------------------------------------------------------------------------------





After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C, R, Y and Investor Class shares will vary.


(1) The returns shown for these periods are the historical performance of the fund's Class A shares at net asset value, which reflects the Rule 12b-1 fee applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class Y shares is October 3, 2008.


(2) The fund's returns shown for these periods are the historical performance of the fund's Class A shares at net asset value and reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Investor Class shares is April 25, 2008.


(3) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. In addition, the Lipper Large-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.


(4) The Lipper Large-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Large-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                          INVESTOR
(fees paid directly from your investment)          CLASS A    CLASS B    CLASS C    CLASS R    CLASS Y      CLASS
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                  5.50%      None       None       None       None       None
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is less)              None(1)    5.00%      1.00%      None(1)    None       None
---------------------------------------------------------------------------------------------------------------------






ANNUAL FUND OPERATING EXPENSES(2)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from fund                                                                         INVESTOR
assets)                                        CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y(3)       CLASS
-------------------------------------------------------------------------------------------------------------------------
Management Fees                                  0.60%       0.60%       0.60%       0.60%         0.60%        0.60%

Distribution and/or Service (12b-1) Fees         0.25        1.00        1.00        0.50          None         0.25

Other Expenses                                   0.35        0.35        0.35        0.35          0.35         0.35

Acquired Fund Fees and Expenses                  0.00        0.00        0.00        0.00          0.00         0.00

Total Annual Fund Operating Expenses(4)          1.20        1.95        1.95        1.45          0.95         1.20

Fee Waiver(5)                                    0.59        0.59        0.59        0.59          0.59         0.59

Net Annual Fund Operating Expenses               0.61        1.36        1.36        0.86          0.36         0.61
-------------------------------------------------------------------------------------------------------------------------




(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."
(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.


(4) As a result of the reorganization of AIM S&P 500 Index Fund in the fund, Total Annual Fund Operating Expenses have been restated to reflect such reorganization.


(5) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Investor Class shares to 0.60%, 1.35%, 1.35%, 0.85%, 0.35% and 0.60% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and
    (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. Fee waivers have been restated to reflect this agreement. This expense limitation agreement is in effect through at least June 30, 2009.



    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The expense example assumes you:

    (i) invest $10,000 in the fund for the time periods indicated;


    (ii) redeem all of your shares at the end of the periods indicated;


    (iii) earn a 5% return on your investment before operating expenses each year;


    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and


    (v) incur applicable initial sales charges (see "General
        Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------


    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------
Class A                  $609       $855      $1,120     $1,875
Class B                   638        855       1,198      2,032(1)
Class C                   238        555         998      2,227
Class R                    88        401         736      1,685
Class Y                    37        244         468      1,112
Investor Class             62        322         603      1,402
-------------------------------------------------------------------




You would pay the following expenses if you did not redeem your shares:


                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------
Class A                  $609       $855      $1,120     $1,875
Class B                   138        555         998      2,032(1)
Class C                   138        555         998      2,227
Class R                    88        401         736      1,685
Class Y                    37        244         468      1,112
Investor Class             62        322         603      1,402
-------------------------------------------------------------------




(1) Assumes conversion of Class B shares to Class A Shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year;
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;
  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and
  - There is no sales charge on reinvested dividends.
There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM SALES
CHARGE)                                   YEAR 1      YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     0.61%        1.20%        1.20%        1.20%        1.20%
Cumulative Return Before Expenses           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses           (1.35%)       2.40%        6.29%       10.33%       14.52%
End of Year Balance                     $9,864.86   $10,239.72   $10,628.83   $11,032.72   $11,451.97
Estimated Annual Expenses               $  608.91   $   120.63   $   125.21   $   129.97   $   134.91
-----------------------------------------------------------------------------------------------------

CLASS A (INCLUDES MAXIMUM SALES
CHARGE)                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.20%        1.20%        1.20%        1.20%        1.20%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            18.87%       23.39%       28.08%       32.94%       38.00%
End of Year Balance                     $11,887.14   $12,338.85   $12,807.73   $13,294.42   $13,799.61
Estimated Annual Expenses               $   140.03   $   145.36   $   150.88   $   156.61   $   162.56
---------------------------------------------------------------------------------------------------------




CLASS A (WITHOUT MAXIMUM SALES
CHARGE)                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.61%        1.20%        1.20%        1.20%        1.20%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.39%        8.36%       12.47%       16.75%       21.18%
End of Year Balance                     $10,439.00   $10,835.68   $11,247.44   $11,674.84   $12,118.48
Estimated Annual Expenses               $    62.34   $   127.65   $   132.50   $   137.53   $   142.76
------------------------------------------------------------------------------------------------------

CLASS A (WITHOUT MAXIMUM SALES
CHARGE)                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.20%        1.20%        1.20%        1.20%        1.20%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            25.79%       30.57%       35.53%       40.68%       46.03%
End of Year Balance                     $12,578.99   $13,056.99   $13,553.15   $14,068.17   $14,602.76
Estimated Annual Expenses               $   148.18   $   153.82   $   159.66   $   165.73   $   172.03
---------------------------------------------------------------------------------------------------------


                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

CLASS B(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.36%        1.95%        1.95%        1.95%        1.95%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.64%        6.80%       10.06%       13.42%       16.87%
End of Year Balance                     $10,364.00   $10,680.10   $11,005.85   $11,341.52   $11,687.44
Estimated Annual Expenses               $   138.48   $   205.18   $   211.44   $   217.89   $   224.53
------------------------------------------------------------------------------------------------------

CLASS B(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.95%        1.95%        1.95%        1.20%        1.20%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            20.44%       24.11%       27.90%       32.76%       37.80%
End of Year Balance                     $12,043.91   $12,411.25   $12,789.79   $13,275.80   $13,780.28
Estimated Annual Expenses               $   231.38   $   238.44   $   245.71   $   156.39   $   162.34
---------------------------------------------------------------------------------------------------------




CLASS C(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.36%        1.95%        1.95%        1.95%        1.95%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.64%        6.80%       10.06%       13.42%       16.87%
End of Year Balance                     $10,364.00   $10,680.10   $11,005.85   $11,341.52   $11,687.44
Estimated Annual Expenses               $   138.48   $   205.18   $   211.44   $   217.89   $   224.53
------------------------------------------------------------------------------------------------------

CLASS C(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.95%        1.95%        1.95%        1.95%        1.95%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            20.44%       24.11%       27.90%       31.80%       35.82%
End of Year Balance                     $12,043.91   $12,411.25   $12,789.79   $13,179.88   $13,581.86
Estimated Annual Expenses               $   231.38   $   238.44   $   245.71   $   253.20   $   260.93
---------------------------------------------------------------------------------------------------------




CLASS R                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.86%        1.45%        1.45%        1.45%        1.45%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.14%        7.84%       11.67%       15.63%       19.73%
End of Year Balance                     $10,414.00   $10,783.70   $11,166.52   $11,562.93   $11,973.41
Estimated Annual Expenses               $    87.78   $   153.68   $   159.14   $   164.79   $   170.64
------------------------------------------------------------------------------------------------------

CLASS R                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.45%        1.45%        1.45%        1.45%        1.45%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            23.98%       28.39%       32.94%       37.66%       42.55%
End of Year Balance                     $12,398.47   $12,838.62   $13,294.39   $13,766.34   $14,255.04
Estimated Annual Expenses               $   176.70   $   182.97   $   189.46   $   196.19   $   203.15
---------------------------------------------------------------------------------------------------------





CLASS Y                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.36%        0.95%        0.95%        0.95%        0.95%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.64%        8.88%       13.29%       17.88%       22.65%
End of Year Balance                     $10,464.00   $10,887.79   $11,328.75   $11,787.56   $12,264.96
Estimated Annual Expenses               $    36.84   $   101.42   $   105.53   $   109.80   $   114.25
------------------------------------------------------------------------------------------------------

CLASS Y                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.95%        0.95%        0.95%        0.95%        0.95%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            27.62%       32.79%       38.16%       43.76%       49.58%
End of Year Balance                     $12,761.69   $13,278.54   $13,816.32   $14,375.88   $14,958.10
Estimated Annual Expenses               $   118.88   $   123.69   $   128.70   $   133.91   $   139.34
---------------------------------------------------------------------------------------------------------





INVESTOR CLASS                            YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.61%        1.20%        1.20%        1.20%        1.20%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.39%        8.36%       12.47%       16.75%       21.18%
End of Year Balance                     $10,439.00   $10,835.68   $11,247.44   $11,674.84   $12,118.48
Estimated Annual Expenses               $    62.34   $   127.65   $   132.50   $   137.53   $   142.76
------------------------------------------------------------------------------------------------------

INVESTOR CLASS                            YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.20%        1.20%        1.20%        1.20%        1.20%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            25.79%       30.57%       35.53%       40.68%       46.03%
End of Year Balance                     $12,578.99   $13,056.99   $13,553.15   $14,068.17   $14,602.76
Estimated Annual Expenses               $   148.18   $   153.82   $   159.66   $   165.73   $   172.03
---------------------------------------------------------------------------------------------------------



(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is long-term growth of capital.

    The investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies. The principal type of equity securities purchased by the fund is common stock.

    The fund considers a company to be a large capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the S&P 500--Registered Trademark-- Index (the benchmark index). The fund uses the S&P 500--Registered Trademark-- Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities.

    The fund may invest up to 20% of its assets in foreign securities. The fund may invest up to 20% of its assets in debt securities.

    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives including exchange traded funds.

    The fund's investments in the type of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------


    The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the S&P 500--Registered Trademark-- Index and the return of the portfolio.

    The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is repeated periodically.

    The portfolio managers will consider selling or reducing a security position
(i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security's risk profile changes.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

RISKS

The principal risks of investing in the fund are:

    Market Risk--The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

    Derivatives Risk--The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:


----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end    15 days after month-end             Until posting of the following
                                                                         month's top ten holdings
----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter-     For one year
 calendar quarter-end                end
----------------------------------------------------------------------------------------------------------




    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:


    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

ADVISOR COMPENSATION
During the fiscal year ended August 31, 2007, the advisor did not receive any compensation from the fund after fee waivers and/or expense reimbursements.

    Invesco Aim, not the fund, pays the sub-advisory fees, if any.


    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement and the investment sub-advisory agreement of the fund is available in the fund's most recent report to shareholders for the twelve-month period ended August 31.


PORTFOLIO MANAGERS
Investment decisions for the fund are made by investment management teams at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Jeremy Lefkowitz, Portfolio Manager and lead manager of Invesco
  Institutional's Quantitative Strategies Group Portfolio Management Team, who has been responsible for the fund since inception and has been associated with Invesco Institutional and/or its affiliates since 1982.


- Maureen Donnellan, Portfolio Manager, who has been responsible for the fund since inception and has been associated with Invesco Institutional and/or its affiliates since 1974.

- W. Lawson McWhorter, Portfolio Manager, who has been responsible for the fund since inception and has been associated with Invesco Institutional and/or its affiliates since 2005. In 2004, he was Head Trader for Managed Quantitative Advisors. From 2000 to 2003, he was Managing Partner at Balsam Capital Management, LLC.


- William Merson, Portfolio Manager, who has been responsible for the fund since inception and has been associated with Invesco Institutional and/or its affiliates since 1984.


- Daniel Tsai, Portfolio Manager, who has been responsible for the fund since inception and has been associated with Invesco Institutional and/or its affiliates since 2000.


- Anne Unflat, Portfolio Manager, who has been responsible for the fund since inception and has been associated with Invesco Institutional and/or its affiliates since 1988.



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES
Purchases of Class A shares of AIM Structured Core Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information -- Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS


The fund generally declares and pays dividends from net investment income, if any, annually.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually but may declare and pay capital gains distributions more than once per year as permitted by law. Capital gains distributions may vary considerably from year to year as a result of the fund's normal investment activities and cash flows.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The six-month period ended February 29, 2008, was unaudited. The information, other than for the period ended February 29, 2008, has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.





    Investor Class shares commenced operations on April 25, 2008, therefore, financial statements for Investor Class shares are not available.





    Prior to the date of this prospectus, Class Y shares had not commenced operations, therefore, financial statements for the Class Y shares are not available.




                                                                              CLASS A
                                                        ---------------------------------------------------
                                                                                           MARCH 31, 2006
                                                         SIX MONTHS                     (COMMENCEMENT DATE)
                                                            ENDED        YEAR ENDED           THROUGH
                                                        FEBRUARY 29,     AUGUST 31,          AUGUST 31,
                                                            2008            2007                2006
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $11.19          $10.19              $10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.06(a)         0.08(a)             0.04
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                            (1.12)           1.10                0.15
===========================================================================================================
     Total from investment operations                       (1.06)           1.18                0.19
===========================================================================================================
Less distributions:
  Dividends from net investment income                      (0.03)          (0.18)                 --
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     (0.05)             --                  --
===========================================================================================================
     Total distributions                                    (0.08)          (0.18)                 --
===========================================================================================================
Net asset value, end of period                             $10.05          $11.19              $10.19
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                             (9.59)%         11.60%               1.90%
___________________________________________________________________________________________________________
===========================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $1,419          $1,532              $  985
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             1.01%(c)        1.02%               1.06%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          3.38%(c)        6.88%              10.44%(d)
===========================================================================================================
Ratio of net investment income to average net assets         1.06%(c)        0.67%               0.95%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                     53%             79%                 25%
___________________________________________________________________________________________________________
===========================================================================================================





(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c)   Ratios are annualized and based on average daily net assets of $1,535,175.


(d)   Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------




                                                                               CLASS B
                                                       -------------------------------------------------------
                                                                                              MARCH 31, 2006
                                                       SIX MONTHS ENDED     YEAR ENDED     (COMMENCEMENT DATE)
                                                         FEBRUARY 29,       AUGUST 31,      THROUGH AUGUST 31,
                                                             2008              2007                2006
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $11.14            $10.16              $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                0.02(a)          (0.01)(a)            0.01
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
     and unrealized)                                         (1.12)             1.10                0.15
==============================================================================================================
     Total from investment operations                        (1.10)             1.09                0.16
==============================================================================================================
Less distributions:
  Dividends from net investment income                          --             (0.11)                 --
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      (0.05)               --                  --
==============================================================================================================
     Total distributions                                     (0.05)            (0.11)                 --
==============================================================================================================
Net asset value, end of period                              $ 9.99            $11.14              $10.16
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                              (9.90)%           10.74%               1.60%
______________________________________________________________________________________________________________
==============================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $  719            $  847              $  640
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              1.76%(c)          1.77%               1.81%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           4.13%(c)          7.63%              11.19%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      0.31%(c)         (0.08)%              0.20%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                      53%               79%                 25%
______________________________________________________________________________________________________________
==============================================================================================================






(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c)   Ratios are annualized and based on average daily net assets of $820,766.


(d)   Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.



                                                                               CLASS C
                                                       -------------------------------------------------------
                                                                                              MARCH 31, 2006
                                                       SIX MONTHS ENDED     YEAR ENDED     (COMMENCEMENT DATE)
                                                         FEBRUARY 29,       AUGUST 31,      THROUGH AUGUST 31,
                                                             2008              2007                2006
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $11.14            $10.16              $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                0.02(a)          (0.01)(a)            0.01
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
     and unrealized)                                         (1.12)             1.10                0.15
==============================================================================================================
     Total from investment operations                        (1.10)             1.09                0.16
==============================================================================================================
Less distributions:
  Dividends from net investment income                          --             (0.11)                 --
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      (0.05)               --                  --
==============================================================================================================
     Total distributions                                     (0.05)            (0.11)                 --
==============================================================================================================
Net asset value, end of period                              $ 9.99            $11.14              $10.16
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                              (9.90)%           10.74%               1.60%
______________________________________________________________________________________________________________
==============================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $1,697            $1,043              $  625
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              1.76%(c)          1.77%               1.81%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           4.13%(c)          7.63%              11.19%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      0.31%(c)         (0.08)%              0.20%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                      53%               79%                 25%
______________________________________________________________________________________________________________
==============================================================================================================






(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c)   Ratios are annualized and based on average daily net assets of $1,212,718.


(d)   Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                            ------------------------
                            AIM STRUCTURED CORE FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------




                                                                             CLASS R
                                                     -------------------------------------------------------
                                                                                            MARCH 31, 2006
                                                     SIX MONTHS ENDED     YEAR ENDED     (COMMENCEMENT DATE)
                                                       FEBRUARY 29,       AUGUST 31,      THROUGH AUGUST 31,
                                                           2008              2007                2006
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $11.17            $10.18              $10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.04(a)           0.05(a)             0.03
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
     and unrealized)                                       (1.12)             1.10                0.15
============================================================================================================
     Total from investment operations                      (1.08)             1.15                0.18
============================================================================================================
Less distributions:
  Dividends from net investment income                        --             (0.16)                 --
------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    (0.05)               --                  --
============================================================================================================
     Total distributions                                   (0.05)            (0.16)                 --
============================================================================================================
Net asset value, end of period                            $10.04            $11.17              $10.18
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                            (9.70)%           11.33%               1.80%
____________________________________________________________________________________________________________
============================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $  656            $  684              $  611
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements            1.26%(c)          1.27%               1.31%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
     reimbursements                                         3.63%(c)          7.13%              10.69%(d)
============================================================================================================
Ratio of net investment income to average net
  assets                                                    0.81%(c)          0.42%               0.70%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                    53%               79%                 25%
____________________________________________________________________________________________________________
============================================================================================================





(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c)   Ratios are annualized and based on average daily net assets of $684,445.


(d)   Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A          CLASS A3         CLASS B               CLASS C              CLASS R          CLASS Y                INVESTOR CLASS
---------------- ---------------- --------------------- -------------------- ---------------- ---------------------- ---------------
- Initial sales  - No initial     - No initial          - No initial         - No initial     - No initial           - No initial
  charge which     sales charge     sales charge          sales charge         sales charge     sales charge           sales charge
  may be waived
  or reduced
- Contingent     - No contingent  - Contingent          - Contingent         - Contingent     - No contingent        - No
  deferred sales   deferred         deferred sales        deferred sales       deferred sales   deferred               contingent
  charge on        sales charge     charge on             charge on            charge on        sales charge           deferred
  certain                           redemptions within    redemptions within   certain                                 sales charge
  redemptions                       six years             one year(3)          redemptions
- 12b-1 fee      - 12b-1 fee      - 12b-1 fee of 1.00%  - 12b-1 fee of       - 12b-1 fee      - No 12b-1 fee         - 12b-1 fee
  of 0.25%(1)      of 0.25%                               1.00%(4)             of 0.50%                                of 0.25%(1)
                 - Does not       - Converts            - Does not           - Does not       - Does not convert to  - Does not
                   convert to       to Class A shares     convert to           convert to       Class A shares         convert to
                   Class A shares   on or about the end   Class A shares       Class A shares                          Class A
                                    of the month which                                                                 shares
                                    is at least eight
                                    years after the
                                    date on which
                                    shares were
                                    purchased along
                                    with a pro rata
                                    portion of
                                    reinvested
                                    dividends and
                                    distributions(2)
- Generally      - Available      - Purchase            - Generally          - Generally,     - Generally,           - Generally
  more             only for a       orders limited to     more appropriate     available        available only to      closed to new
  appropriate      limited          amount less than      for short-term       only to          investors who          investors
  for long-term    number of        $100,000              investors            employee         purchase through
  investors        funds                                - Purchase             benefit plans    fee-based advisory
                                                          orders limited to                     accounts with an
                                                          amounts less than                     approved financial
                                                          $1,000,000                            intermediary or to
                                                                                                any current, former
                                                                                                or retired trustee,
                                                                                                director, officer
                                                                                                or employee (or
                                                                                                immediate family
                                                                                                member of a
                                                                                                current, former or
                                                                                                retired trustee,
                                                                                                director, officer
                                                                                                or employee) of any
                                                                                                AIM Fund or of
                                                                                                Invesco Ltd. or any
                                                                                                of its subsidiaries.

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

IMPORTANT NOTE: Recently, the Internal Revenue Service (IRS) issued regulations significantly impacting the 403(b) market. The new regulations will increase administrative duties and information-sharing responsibilities for both 403(b) plan sponsors and account custodians beginning January 1, 2009. In response to the new IRS regulations and beginning on January 1, 2009, Invesco Aim, on behalf of Invesco National Trust Company (INTC), will no longer accept transfers of assets or contributions to existing 403(b) plan accounts for which INTC serves as custodian ("AIM 403(b) Accounts"). Accordingly, effective January 1, 2009, AIM fund shares of any class will be unavailable for purchase in respect of AIM 403(b) Accounts (except in the case of payments on outstanding loans).

                                 THE AIM FUNDS

     We will continue to maintain and service participants' AIM 403(b) Accounts and participants may leave assets invested therein; however, any contributions received after December 31, 2008 will be refused.

     Purchases of eligible share classes in respect of non-AIM 403(b) plan accounts for which parties unaffiliated with Invesco Aim serve as custodian will continue to be accepted after December 31, 2008.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

CLASS Y SHARES

Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries.

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to

                                  THE AIM FUNDS

the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

-    All funds, Class Y shares

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   25,000         5.50%         5.82%
$ 25,000 but less than $   50,000         5.25          5.54
$ 50,000 but less than $  100,000         4.75          4.99
$100,000 but less than $  250,000         3.75          3.90
$250,000 but less than $  500,000         3.00          3.09
$500,000 but less than $1,000,000         2.00          2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   50,000         4.75%         4.99%
$ 50,000 but less than $  100,000         4.00          4.17
$100,000 but less than $  250,000         3.75          3.90
$250,000 but less than $  500,000         2.50          2.56
$500,000 but less than $1,000,000         2.00          2.04

CATEGORY III INITIAL SALES CHARGES

                                       INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        1.00%         1.01%
$100,000 but less than $  250,000        0.75          0.76
$250,000 but less than $1,000,000        0.50          0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        2.50%          2.56%
$100,000 but less than $  250,000        2.00           2.04
$250,000 but less than $  500,000        1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or employee benefit plan maintained by any of the persons listed above.

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

                                  THE AIM FUNDS

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P, R or Y) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P, Y and Institutional redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan. In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited

                                  THE AIM FUNDS

Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.


CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

-    Class Y shares of any fund.

                                  THE AIM FUNDS

CDSCS UPON CONVERTING TO CLASS Y SHARES

If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

                                  THE AIM FUNDS

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, Y and Investor Class shares for fund accounts are as follows:

                                                                   INITIAL INVESTMENT    ADDITIONAL INVESTMENTS
TYPE OF ACCOUNT                                                         PER FUND                PER FUND
---------------                                                    ------------------   -----------------------
Asset or fee-based accounts managed by your financial advisor              None                  None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                   None                  None
Any type of account if the investor is purchasing shares through
   a systematic purchase plan                                            $   50                   $50
IRAs, Roth IRAs and Coverdell ESAs                                          250                    25
All other accounts                                                        1,000                    50
Invesco Aim Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARE

                                              OPENING AN ACCOUNT                               ADDING TO AN ACCOUNT
                              --------------------------------------------------   --------------------------------------------
Through a Financial Advisor   Contact your financial advisor.                      Contact your financial advisor.

By Mail                       Mail completed account application and check to      Mail your check and the remittance slip from
                              the transfer agent, Invesco Aim Investment           your confirmation statement to the transfer
                              Services, Inc., P.O. Box 4739, Houston, TX           agent.
                              77210-4739.

By Wire                       Mail completed account application to the transfer   Call the transfer agent to receive a
                              agent. Call the transfer agent at (800) 959-4246     reference number. Then, use the wire
                              to receive a reference number. Then, use the wire    instructions provided below.
                              instructions provided below.

Wire Instructions             Beneficiary Bank ABA/Routing #: 021000021
                              Beneficiary Account Number: 00100366807
                              Beneficiary Account Name: Invesco Aim
                              Investment Services, Inc.
                              RFB: Fund Name, Reference #
                              OBI: Your Name, Account #

By Telephone                  Open your account using one of the methods           Select the Bank Account Information option
                              described above.                                     on your completed account application or
                                                                                   complete a Systematic Options and Bank
                                                                                   Information Form. Mail the application or
                                                                                   form to the transfer agent. Once the
                                                                                   transfer agent has received the form, call
                                                                                   the transfer agent at the number below to
                                                                                   place your purchase order.

Automated Investor Line       Open your account using one of the methods           Call the Invesco Aim 24-hour Automated
                              described above.                                     Investor Line at 1-800-246-5463. You may
                                                                                   place your order after you have provided the
                                                                                   bank instructions that will be requested.

By Internet                   Open your account using one of the methods           Access your account at www.invescoaim.com.
                              described above.                                     The proper bank instructions must have been
                                                                                   provided on your account. You may not
                                                                                   purchase shares in retirement accounts on
                                                                                   the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

     You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the

                                  THE AIM FUNDS

transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor   Contact your financial advisor or intermediary (including your retirement plan administrator).
or Other Intermediary

By Mail                       Send a written request to the transfer agent which includes:

                              -    Original signatures of all registered owners/trustees;

                              -    The dollar value or number of shares that you wish to redeem;

                              -    The name of the fund(s) and your account number; and

                              -    Signature guarantees, if necessary (see below).

                              The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                  Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

                              -    Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have not previously declined the telephone redemption privilege.

                              You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone.
                              Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line       Call the Invesco Aim 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.

By Internet                   Place your redemption request at www.invescoaim.com. You will be allowed to redeem by Internet if:

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have already provided proper bank information.

                              Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

     Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

- AIM Money Market Fund, AIM Cash Reserve Shares, Class Y shares and Investor Class shares

- AIM Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                                    EXCHANGE TO
-------------             --------------------------------------------------------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Y*, Investor Class
Class A                   Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Y*, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C, Y*
Class R                   Class R
Class Y                   Class Y

* You may exchange your AIM Cash Reserve Shares, Class A shares, Class A3 shares Class C shares, Class P shares or Investor Class shares for Class Y shares of the same fund if you otherwise qualify to buy that fund's Class Y shares. Please consult your financial advisor to discuss the tax implications, if any, of all exchanges into Class Y shares of the same fund.

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

- AIM Cash Reserve shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares of one fund can not be exchanged for Class Y shares of a different fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

                                  THE AIM FUNDS

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                                  THE AIM FUNDS

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

                                  THE AIM FUNDS

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available for dividends paid by a fund out of dividends earned on the fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of

                                  THE AIM FUNDS

the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

                                  THE AIM FUNDS

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds-- Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:        (800) 959-4246

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: http://www.invescoaim.com


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM Structured Core Fund
  SEC 1940 Act file number: 811-09913
------------------------------------------------------

invescoaim.com  SCOR-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                      AIM STRUCTURED GROWTH FUND
                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                October 3, 2008


AIM Structured Growth Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------


This prospectus contains important information about the Class A, B, C, R and Y shares of the fund. Please read it before investing and keep it for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY                           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       1
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Return                           1
Performance Table                             2
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                     3
Expense Example                               3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT OBJECTIVE, STRATEGIES AND
  RISKS                                       5
- - - - - - - - - - - - - - - - - - - - - - - - -
Objective and Strategies                      5
Risks                                         5
DISCLOSURE OF PORTFOLIO HOLDINGS              6
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               7
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  7
Advisor Compensation                          7
Portfolio Managers                            7
OTHER INFORMATION                             8
- - - - - - - - - - - - - - - - - - - - - - - - -
Sales Charges                                 8
Dividends and Distributions                   8
FINANCIAL HIGHLIGHTS                          9
- - - - - - - - - - - - - - - - - - - - - - - - -
GENERAL INFORMATION                         A-1
- - - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                      A-1

Share Class Eligibility                     A-2

Distribution and Service (12b-1) Fees       A-2

Initial Sales Charges (Class A Shares
  Only)                                     A-3

Contingent Deferred Sales Charges (CDSCs)   A-4

Redemption Fees                             A-6

Purchasing Shares                           A-6

Redeeming Shares                            A-8

Exchanging Shares                           A-9

Rights Reserved by the Funds               A-11

Pricing of Shares                          A-11

Taxes                                      A-13

Payments to Financial Advisors             A-13

Excessive Short-Term Trading Activity
  (Market Timing) Disclosures              A-14

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -





The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The fund's investment objective is long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The fund normally invests at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies.

    The portfolio managers use a quantitative, research based model to select potential investment securities. They then use a proprietary and non-proprietary computer model to forecast risks and transaction costs. The information gathered from this process is used to structure the investment portfolio.

    The fund uses the Russell 1000--Registered Trademark-- Growth Index as a guide in structuring the portfolio and selecting securities, but the fund is not an index fund and will invest in securities not included in the index.

    The principal type of equity securities purchased by the fund is common stock.

    The fund may invest up to 20% of its assets in foreign securities and up to 20% of its assets in debt securities.

    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives.

    Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS
Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:

Market Risk               Interest Rate Risk         Derivatives Risk                   Management Risk
Growth Investing Risk     Credit Risk                Leverage Risk
Equity Securities Risk    Foreign Securities Risk    Limited Number of Holdings Risk



    Please see "Investment Objective, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURN
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows the performance of the fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total return shown would be lower.





                                                                         ANNUAL
                                                                         TOTAL
YEAR ENDED DECEMBER 31                                                  RETURNS
----------------------                                                  -------
2007..................................................................   13.93%






    The Class A shares' year-to-date total return as of June 30, 2008 was -13.27%.


    During the period shown in the bar chart, the highest quarterly return was 5.06% (quarter ended June 30, 2007) and the lowest quarterly return was 2.22% (quarter ended March 31, 2007).

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark. The fund's performance reflects payment of sales loads, if applicable. The benchmarks may not reflect payments of fees, expenses or taxes. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below.



AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                             SINCE       INCEPTION
(for the periods ended December 31, 2007)                        1 YEAR    INCEPTION       DATE
-----------------------------------------------------------------------------------------------------
Class A                                                                                   03/31/06
  Return Before Taxes                                              7.67%      9.34%
  Return After Taxes on Distributions                              6.78       8.78
  Return After Taxes on Distributions and Sale of Fund Shares      5.19       7.71
Class B                                                                                   03/31/06
  Return Before Taxes                                              8.09       9.97
Class C                                                                                   03/31/06
  Return Before Taxes                                             12.09      12.08
Class R                                                                                   03/31/06
  Return Before Taxes                                             13.68      12.67
Class Y(1)                                                                              03/31/06(1)
  Return Before Taxes                                             13.93      12.91
-----------------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(2)                           5.49       9.50        03/31/06
Russell 1000--Registered Trademark-- Growth Index(2,3)            11.81      10.08        03/31/06
Lipper Large-Cap Growth Funds Index(2,4)                          14.97       9.74        03/31/06
-----------------------------------------------------------------------------------------------------





After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C, R and Y shares will vary.



(1) The returns shown for these periods are the historical performance of the fund's Class A shares at net asset value, which reflects the Rule 12b-1 fee applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class Y shares is October 3, 2008.



(2) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Growth Funds Index (which may or may not include the fund) is included for comparison to a peer group.


(3) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000--Registered Trademark-- Growth Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.


(4) The Lipper Large-Cap Growth Funds Index is an equally weighted representation of the largest funds in the Lipper Large-Cap Growth Funds category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500--Registered Trademark-- Index.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)             CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                     5.50%       None        None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is less)                 None(1)     5.00%       1.00%       None(1)     None
----------------------------------------------------------------------------------------------------------------






ANNUAL FUND OPERATING EXPENSES(2)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from fund assets)         CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y(3)
-------------------------------------------------------------------------------------------------------------------
Management Fees                                         0.60%       0.60%       0.60%       0.60%        0.60%

Distribution and/or Service (12b-1) Fees                0.25        1.00        1.00        0.50         None

Other Expenses                                          0.44        0.44        0.44        0.44         0.44

Acquired Fund Fees and Expenses                         0.00        0.00        0.00        0.00         0.00

Total Annual Fund Operating Expenses                    1.29        2.04        2.04        1.54         1.04

Fee Waiver(4)                                           0.28        0.28        0.28        0.28         0.28

Net Annual Fund Operating Expenses                      1.01        1.76        1.76        1.26         0.76
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(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."
(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.


(4) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Class Y shares to 1.00%, 1.75%, 1.75%, 1.25% and 0.75% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2009.



    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The expense example assumes you:

    (i) invest $10,000 in the fund for the time periods indicated;

    (ii) redeem all of your shares at the end of the periods indicated;

    (iii) earn a 5% return on your investment before operating expenses each year;

    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and

    (v) incur applicable initial sales charges (see "General
        Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


           1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------
Class A     $647       $910      $1,193     $1,998
Class B      679        913       1,272      2,153(1)
Class C      279        613       1,072      2,347
Class R      128        459         813      1,811
Class Y       78        303         547      1,246
------------------------------------------------------


                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------


    You would pay the following expenses if you did not redeem your shares:


           1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------
Class A     $647       $910      $1,193     $1,998
Class B      179        613       1,072      2,153(1)
Class C      179        613       1,072      2,347
Class R      128        459         813      1,811
Class Y       78        303         547      1,246
------------------------------------------------------




(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:


  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year;
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;
  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and
  - There is no sales charge on reinvested dividends.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM SALES
CHARGE)                                   YEAR 1      YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.01%        1.29%        1.29%        1.29%        1.29%
Cumulative Return Before Expenses           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses           (1.73%)       1.92%        5.70%        9.62%       13.69%
End of Year Balance                     $9,827.06   $10,191.64   $10,569.75   $10,961.89   $11,368.57
Estimated Annual Expenses               $  647.35   $   129.12   $   133.91   $   138.88   $   144.03
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CLASS A (INCLUDES MAXIMUM SALES
CHARGE)                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.29%        1.29%        1.29%        1.29%        1.29%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            17.90%       22.28%       26.81%       31.52%       36.40%
End of Year Balance                     $11,790.35   $12,227.77   $12,681.42   $13,151.90   $13,639.83
Estimated Annual Expenses               $   149.38   $   154.92   $   160.66   $   166.62   $   172.81
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CLASS A (WITHOUT MAXIMUM SALES
CHARGE)                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.01%        1.29%        1.29%        1.29%        1.29%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.99%        7.85%       11.85%       16.00%       20.30%
End of Year Balance                     $10,399.00   $10,784.80   $11,184.92   $11,599.88   $12,030.24
Estimated Annual Expenses               $   103.01   $   136.64   $   141.70   $   146.96   $   152.41
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CLASS A (WITHOUT MAXIMUM SALES
CHARGE)                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.29%        1.29%        1.29%        1.29%        1.29%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            24.77%       29.39%       34.19%       39.17%       44.34%
End of Year Balance                     $12,476.56   $12,939.44   $13,419.49   $13,917.35   $14,433.69
Estimated Annual Expenses               $   158.07   $   163.93   $   170.02   $   176.32   $   182.86
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CLASS B(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.76%        2.04%        2.04%        2.04%        2.04%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.24%        6.30%        9.44%       12.68%       16.02%
End of Year Balance                     $10,324.00   $10,629.59   $10,944.23   $11,268.18   $11,601.71
Estimated Annual Expenses               $   178.85   $   213.73   $   220.05   $   226.57   $   233.27
------------------------------------------------------------------------------------------------------

CLASS B(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.04%        2.04%        2.04%        1.29%        1.29%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            19.45%       22.99%       26.63%       31.33%       36.20%
End of Year Balance                     $11,945.12   $12,298.70   $12,662.74   $13,132.53   $13,619.75
Estimated Annual Expenses               $   240.18   $   247.29   $   254.61   $   166.38   $   172.55
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CLASS C(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.76%        2.04%        2.04%        2.04%        2.04%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.24%        6.30%        9.44%       12.68%       16.02%
End of Year Balance                     $10,324.00   $10,629.59   $10,944.23   $11,268.18   $11,601.71
Estimated Annual Expenses               $   178.85   $   213.73   $   220.05   $   226.57   $   233.27
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CLASS C(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.04%        2.04%        2.04%        2.04%        2.04%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            19.45%       22.99%       26.63%       30.38%       34.23%
End of Year Balance                     $11,945.12   $12,298.70   $12,662.74   $13,037.56   $13,423.47
Estimated Annual Expenses               $   240.18   $   247.29   $   254.61   $   262.14   $   269.90
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                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------




CLASS R                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.26%        1.54%        1.54%        1.54%        1.54%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.74%        7.33%       11.04%       14.89%       18.86%
End of Year Balance                     $10,374.00   $10,732.94   $11,104.30   $11,488.51   $11,886.01
Estimated Annual Expenses               $   128.36   $   162.52   $   168.15   $   173.96   $   179.98
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CLASS R                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.54%        1.54%        1.54%        1.54%        1.54%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            22.97%       27.23%       31.63%       36.18%       40.90%
End of Year Balance                     $12,297.27   $12,722.75   $13,162.96   $13,618.40   $14,089.60
Estimated Annual Expenses               $   186.21   $   192.65   $   199.32   $   206.22   $   213.35
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CLASS Y                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.76%        1.04%        1.04%        1.04%        1.04%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.24%        8.37%       12.66%       17.12%       21.76%
End of Year Balance                     $10,424.00   $10,836.79   $11,265.93   $11,712.06   $12,175.86
Estimated Annual Expenses               $    77.61   $   110.56   $   114.93   $   119.49   $   124.22
------------------------------------------------------------------------------------------------------

CLASS Y                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.04%        1.04%        1.04%        1.04%        1.04%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            26.58%       31.59%       36.80%       42.22%       47.85%
End of Year Balance                     $12,658.02   $13,159.28   $13,680.38   $14,222.13   $14,785.32
Estimated Annual Expenses               $   129.14   $   134.25   $   139.57   $   145.09   $   150.84
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(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

The fund's investment objective is long-term growth of capital.

    The investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies. The principal type of equity securities purchased by the fund is common stock.

    The fund considers a company to be a large capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Growth Index (the benchmark index). The fund uses the Russell 1000--Registered Trademark-- Growth Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities.

    The fund may invest up to 20% of its assets in foreign securities. The fund may invest up to 20% of its assets in debt securities.

    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives including exchange traded funds.

    The fund's investments in the type of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.

    The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the Russell 1000--Registered Trademark-- Growth Index and the return of the portfolio. The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is repeated periodically.

    The portfolio managers will consider selling or reducing a security position
(i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security's risk profile changes.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

RISKS

The principal risks of investing in the fund are:

    Market Risk--The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------


    Growth Investing Risk--Growth stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

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                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
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 Top ten holdings as of month-end    15 days after month-end             Until posting of the following
                                                                         month's top ten holdings
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 Complete portfolio holdings as of   30 days after calendar quarter-     For one year
 calendar quarter-end                end
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    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:


    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION
During the fiscal year ended August 31, 2007, the advisor received compensation of 0.46% of average daily net assets after fee waivers and/or expense reimbursements.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.

    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the twelve-month period ended August 31, 2007. A discussion regarding the basis of the Board of Trustees' approval of the investment sub-advisory agreement of the fund is available in the fund's most recent report to shareholders for the six-month period ended February 29, 2008.

PORTFOLIO MANAGERS
Investment decisions for the fund are made by investment management teams at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Jeremy Lefkowitz, Portfolio Manager and lead manager of Invesco
  Institutional's Quantitative Strategies Group Portfolio Management Team, who has been responsible for the fund since inception and has been associated with Invesco Institutional and/or its affiliates since 1982.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------



- Daniel Kostyk, Portfolio Manager, who has been responsible for the fund since inception and has been associated with Invesco Institutional and/or its affiliates since 1995.



- Glen Murphy, Portfolio Manager, who has been responsible for the fund since inception and has been associated with Invesco Institutional and/or its affiliates since 1995.



- Anthony Munchak, Portfolio Manager, who has been responsible for the fund since inception and has been associated with Invesco Institutional and/or its affiliates since 2000.



- Francis Orlando, Portfolio Manager, who has been responsible for the fund since inception and has been associated with the Invesco Institutional and/or its affiliates since 1987.



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES
Purchases of Class A shares of AIM Structured Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS


The fund generally declares and pays dividends from net investment income, if any, annually.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually but may declare and pay capital gains distributions more than once per year as permitted by law. Capital gains distributions may vary considerably from year to year as a result of the fund's normal investment activities and cash flows.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The six-month period ended February 29, 2008, was unaudited. The information, other than for the period ended February 29, 2008, has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.





    Prior to the date of this prospectus, Class Y shares had not commenced operations, therefore, financial statements for the Class Y shares are not available.



                                                                            CLASS A
                                                    -------------------------------------------------------
                                                                                           MARCH 31, 2006
                                                    SIX MONTHS ENDED     YEAR ENDED     (COMMENCEMENT DATE)
                                                      FEBRUARY 29,       AUGUST 31,        TO AUGUST 31,
                                                          2008              2007                2006
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $11.45            $ 9.93              $10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.03              0.02(a)             0.11(a)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
     and unrealized)                                      (0.67)             1.53               (0.18)
===========================================================================================================
     Total from investment operations                     (0.64)             1.55               (0.07)
===========================================================================================================
Less distributions:
  Dividends from net investment income                    (0.03)            (0.02)                 --
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   (0.33)            (0.01)                 --
===========================================================================================================
     Total distributions                                  (0.36)            (0.03)                 --
===========================================================================================================
Net asset value, end of period                           $10.45            $11.45              $ 9.93
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                           (6.00)%           15.63%              (0.70)%
___________________________________________________________________________________________________________
===========================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $6,035            $7,481              $  862
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           1.00%(c)          1.01%               1.03%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
     reimbursements                                        1.15%(c)          1.29%               5.52%(d)
===========================================================================================================
Ratio of net investment income to average net
  assets                                                   0.48%(c)          0.17%               2.57%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                   66%               91%                  7%
___________________________________________________________________________________________________________
===========================================================================================================






(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c)   Ratios are annualized and based on average daily net assets of $7,402,979.


(d)   Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------




                                                                            CLASS B
                                                    -------------------------------------------------------
                                                                                           MARCH 31, 2006
                                                    SIX MONTHS ENDED     YEAR ENDED     (COMMENCEMENT DATE)
                                                      FEBRUARY 29,       AUGUST 31,        TO AUGUST 31,
                                                          2008              2007                2006
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $11.35            $ 9.90              $10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.02)            (0.07)(a)            0.08(a)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
     and unrealized)                                      (0.66)             1.53               (0.18)
===========================================================================================================
     Total from investment operations                     (0.68)             1.46               (0.10)
===========================================================================================================
Less distributions from net realized gains                (0.33)            (0.01)                 --
===========================================================================================================
Net asset value, end of period                           $10.34            $11.35              $ 9.90
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                           (6.35)%           14.76%              (1.00)%
___________________________________________________________________________________________________________
===========================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $  549            $  472              $  662
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           1.75%(c)          1.76%               1.78%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
     reimbursements                                        1.90%(c)          2.04%               6.27%(d)
===========================================================================================================
Ratio of net investment income (loss) to average
  net assets                                              (0.27)%(c)        (0.58)%              1.82%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                   66%               91%                  7%
___________________________________________________________________________________________________________
===========================================================================================================






(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c)   Ratios are annualized and based on average daily net assets of $637,961.


(d)   Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.



                                                                            CLASS C
                                                    -------------------------------------------------------
                                                                                           MARCH 31, 2006
                                                    SIX MONTHS ENDED     YEAR ENDED     (COMMENCEMENT DATE)
                                                      FEBRUARY 29,       AUGUST 31,        TO AUGUST 31,
                                                          2008              2007                2006
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $11.35            $ 9.90              $10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.02)            (0.07)(a)            0.08(a)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
     and unrealized)                                      (0.66)             1.53               (0.18)
===========================================================================================================
     Total from investment operations                     (0.68)             1.46               (0.10)
===========================================================================================================
Less distributions from net realized gains                (0.33)            (0.01)                 --
===========================================================================================================
Net asset value, end of period                           $10.34            $11.35              $ 9.90
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                           (6.35)%           14.76%              (1.00)%
___________________________________________________________________________________________________________
===========================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $2,215            $2,065              $  599
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           1.75%(c)          1.76%               1.78%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
     reimbursements                                        1.90%(c)          2.04%               6.27%(d)
===========================================================================================================
Ratio of net investment income (loss) to average
  net assets                                              (0.27)%(c)        (0.58)%              1.82%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                   66%               91%                  7%
___________________________________________________________________________________________________________
===========================================================================================================







(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c)   Ratios are annualized and based on average daily net assets of $2,387,646.


(d)   Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                           --------------------------
                           AIM STRUCTURED GROWTH FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------






                                                                            CLASS R
                                                    -------------------------------------------------------
                                                                                           MARCH 31, 2006
                                                    SIX MONTHS ENDED     YEAR ENDED     (COMMENCEMENT DATE)
                                                      FEBRUARY 29,       AUGUST 31,        TO AUGUST 31,
                                                          2008              2007                2006
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $11.44            $ 9.92              $10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             0.01             (0.01)(a)            0.10(a)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
     and unrealized)                                      (0.67)             1.54               (0.18)
===========================================================================================================
     Total from investment operations                     (0.66)             1.53               (0.08)
===========================================================================================================
Less distributions:
  Dividends from net investment income                       --             (0.00)                 --
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   (0.33)            (0.01)                 --
===========================================================================================================
     Total distributions                                  (0.33)            (0.01)                 --
===========================================================================================================
Net asset value, end of period                           $10.45            $11.44              $ 9.92
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                           (6.12)%           15.46%              (0.80)%
___________________________________________________________________________________________________________
===========================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $   14            $   13              $  595
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           1.25%(c)          1.26%               1.28%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
     reimbursements                                        1.40%(c)          1.54%               5.77%(d)
===========================================================================================================
Ratio of net investment income (loss) to average
  net assets                                               0.23%(c)         (0.08)%              2.32%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                   66%               91%                  7%
___________________________________________________________________________________________________________
===========================================================================================================






(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c)   Ratios are annualized and based on average daily net assets of $13,562.


(d)   Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A          CLASS A3         CLASS B               CLASS C              CLASS R          CLASS Y                INVESTOR CLASS
---------------- ---------------- --------------------- -------------------- ---------------- ---------------------- ---------------
- Initial sales  - No initial     - No initial          - No initial         - No initial     - No initial           - No initial
  charge which     sales charge     sales charge          sales charge         sales charge     sales charge           sales charge
  may be waived
  or reduced
- Contingent     - No contingent  - Contingent          - Contingent         - Contingent     - No contingent        - No
  deferred sales   deferred         deferred sales        deferred sales       deferred sales   deferred               contingent
  charge on        sales charge     charge on             charge on            charge on        sales charge           deferred
  certain                           redemptions within    redemptions within   certain                                 sales charge
  redemptions                       six years             one year(3)          redemptions
- 12b-1 fee      - 12b-1 fee      - 12b-1 fee of 1.00%  - 12b-1 fee of       - 12b-1 fee      - No 12b-1 fee         - 12b-1 fee
  of 0.25%(1)      of 0.25%                               1.00%(4)             of 0.50%                                of 0.25%(1)
                 - Does not       - Converts            - Does not           - Does not       - Does not convert to  - Does not
                   convert to       to Class A shares     convert to           convert to       Class A shares         convert to
                   Class A shares   on or about the end   Class A shares       Class A shares                          Class A
                                    of the month which                                                                 shares
                                    is at least eight
                                    years after the
                                    date on which
                                    shares were
                                    purchased along
                                    with a pro rata
                                    portion of
                                    reinvested
                                    dividends and
                                    distributions(2)
- Generally      - Available      - Purchase            - Generally          - Generally,     - Generally,           - Generally
  more             only for a       orders limited to     more appropriate     available        available only to      closed to new
  appropriate      limited          amount less than      for short-term       only to          investors who          investors
  for long-term    number of        $100,000              investors            employee         purchase through
  investors        funds                                - Purchase             benefit plans    fee-based advisory
                                                          orders limited to                     accounts with an
                                                          amounts less than                     approved financial
                                                          $1,000,000                            intermediary or to
                                                                                                any current, former
                                                                                                or retired trustee,
                                                                                                director, officer
                                                                                                or employee (or
                                                                                                immediate family
                                                                                                member of a
                                                                                                current, former or
                                                                                                retired trustee,
                                                                                                director, officer
                                                                                                or employee) of any
                                                                                                AIM Fund or of
                                                                                                Invesco Ltd. or any
                                                                                                of its subsidiaries.

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

IMPORTANT NOTE: Recently, the Internal Revenue Service (IRS) issued regulations significantly impacting the 403(b) market. The new regulations will increase administrative duties and information-sharing responsibilities for both 403(b) plan sponsors and account custodians beginning January 1, 2009. In response to the new IRS regulations and beginning on January 1, 2009, Invesco Aim, on behalf of Invesco National Trust Company (INTC), will no longer accept transfers of assets or contributions to existing 403(b) plan accounts for which INTC serves as custodian ("AIM 403(b) Accounts"). Accordingly, effective January 1, 2009, AIM fund shares of any class will be unavailable for purchase in respect of AIM 403(b) Accounts (except in the case of payments on outstanding loans).

                                 THE AIM FUNDS

     We will continue to maintain and service participants' AIM 403(b) Accounts and participants may leave assets invested therein; however, any contributions received after December 31, 2008 will be refused.

     Purchases of eligible share classes in respect of non-AIM 403(b) plan accounts for which parties unaffiliated with Invesco Aim serve as custodian will continue to be accepted after December 31, 2008.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

CLASS Y SHARES

Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries.

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to

                                  THE AIM FUNDS

the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

-    All funds, Class Y shares

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   25,000         5.50%         5.82%
$ 25,000 but less than $   50,000         5.25          5.54
$ 50,000 but less than $  100,000         4.75          4.99
$100,000 but less than $  250,000         3.75          3.90
$250,000 but less than $  500,000         3.00          3.09
$500,000 but less than $1,000,000         2.00          2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   50,000         4.75%         4.99%
$ 50,000 but less than $  100,000         4.00          4.17
$100,000 but less than $  250,000         3.75          3.90
$250,000 but less than $  500,000         2.50          2.56
$500,000 but less than $1,000,000         2.00          2.04

CATEGORY III INITIAL SALES CHARGES

                                       INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        1.00%         1.01%
$100,000 but less than $  250,000        0.75          0.76
$250,000 but less than $1,000,000        0.50          0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        2.50%          2.56%
$100,000 but less than $  250,000        2.00           2.04
$250,000 but less than $  500,000        1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or employee benefit plan maintained by any of the persons listed above.

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

                                  THE AIM FUNDS

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P, R or Y) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P, Y and Institutional redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan. In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited

                                  THE AIM FUNDS

Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.


CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

-    Class Y shares of any fund.

                                  THE AIM FUNDS

CDSCS UPON CONVERTING TO CLASS Y SHARES

If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

                                  THE AIM FUNDS

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, Y and Investor Class shares for fund accounts are as follows:

                                                                   INITIAL INVESTMENT    ADDITIONAL INVESTMENTS
TYPE OF ACCOUNT                                                         PER FUND                PER FUND
---------------                                                    ------------------   -----------------------
Asset or fee-based accounts managed by your financial advisor              None                  None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                   None                  None
Any type of account if the investor is purchasing shares through
   a systematic purchase plan                                            $   50                   $50
IRAs, Roth IRAs and Coverdell ESAs                                          250                    25
All other accounts                                                        1,000                    50
Invesco Aim Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARE

                                              OPENING AN ACCOUNT                               ADDING TO AN ACCOUNT
                              --------------------------------------------------   --------------------------------------------
Through a Financial Advisor   Contact your financial advisor.                      Contact your financial advisor.

By Mail                       Mail completed account application and check to      Mail your check and the remittance slip from
                              the transfer agent, Invesco Aim Investment           your confirmation statement to the transfer
                              Services, Inc., P.O. Box 4739, Houston, TX           agent.
                              77210-4739.

By Wire                       Mail completed account application to the transfer   Call the transfer agent to receive a
                              agent. Call the transfer agent at (800) 959-4246     reference number. Then, use the wire
                              to receive a reference number. Then, use the wire    instructions provided below.
                              instructions provided below.

Wire Instructions             Beneficiary Bank ABA/Routing #: 021000021
                              Beneficiary Account Number: 00100366807
                              Beneficiary Account Name: Invesco Aim
                              Investment Services, Inc.
                              RFB: Fund Name, Reference #
                              OBI: Your Name, Account #

By Telephone                  Open your account using one of the methods           Select the Bank Account Information option
                              described above.                                     on your completed account application or
                                                                                   complete a Systematic Options and Bank
                                                                                   Information Form. Mail the application or
                                                                                   form to the transfer agent. Once the
                                                                                   transfer agent has received the form, call
                                                                                   the transfer agent at the number below to
                                                                                   place your purchase order.

Automated Investor Line       Open your account using one of the methods           Call the Invesco Aim 24-hour Automated
                              described above.                                     Investor Line at 1-800-246-5463. You may
                                                                                   place your order after you have provided the
                                                                                   bank instructions that will be requested.

By Internet                   Open your account using one of the methods           Access your account at www.invescoaim.com.
                              described above.                                     The proper bank instructions must have been
                                                                                   provided on your account. You may not
                                                                                   purchase shares in retirement accounts on
                                                                                   the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

     You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the

                                  THE AIM FUNDS

transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor   Contact your financial advisor or intermediary (including your retirement plan administrator).
or Other Intermediary

By Mail                       Send a written request to the transfer agent which includes:

                              -    Original signatures of all registered owners/trustees;

                              -    The dollar value or number of shares that you wish to redeem;

                              -    The name of the fund(s) and your account number; and

                              -    Signature guarantees, if necessary (see below).

                              The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                  Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

                              -    Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have not previously declined the telephone redemption privilege.

                              You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone.
                              Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line       Call the Invesco Aim 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.

By Internet                   Place your redemption request at www.invescoaim.com. You will be allowed to redeem by Internet if:

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have already provided proper bank information.

                              Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

     Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

- AIM Money Market Fund, AIM Cash Reserve Shares, Class Y shares and Investor Class shares

- AIM Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                                    EXCHANGE TO
-------------             --------------------------------------------------------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Y*, Investor Class
Class A                   Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Y*, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C, Y*
Class R                   Class R
Class Y                   Class Y

* You may exchange your AIM Cash Reserve Shares, Class A shares, Class A3 shares Class C shares, Class P shares or Investor Class shares for Class Y shares of the same fund if you otherwise qualify to buy that fund's Class Y shares. Please consult your financial advisor to discuss the tax implications, if any, of all exchanges into Class Y shares of the same fund.

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

- AIM Cash Reserve shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares of one fund can not be exchanged for Class Y shares of a different fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

                                  THE AIM FUNDS

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                                  THE AIM FUNDS

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

                                  THE AIM FUNDS

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available for dividends paid by a fund out of dividends earned on the fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of

                                  THE AIM FUNDS

the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

                                  THE AIM FUNDS

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds-- Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:        (800)959-4246

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: http://www.invescoaim.com


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

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  AIM Structured Growth Fund
  SEC 1940 Act file number: 811-09913
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invescoaim.com  SGRO-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                                       AIM STRUCTURED VALUE FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------

                                                                October 3, 2008


AIM Structured Value Fund's investment objective is long-term growth of capital.

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This prospectus contains important information about the Class A, B, C, R and Y shares of the fund. Please read it before investing and keep it for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                            -------------------------
                            AIM STRUCTURED VALUE FUND
                            -------------------------

TABLE OF CONTENTS
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RISK/RETURN SUMMARY                           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       1
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Return                           1
Performance Table                             2
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                     3
Expense Example                               3
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT OBJECTIVE, STRATEGIES AND
  RISKS                                       5
- - - - - - - - - - - - - - - - - - - - - - - - -
Objective and Strategies                      5
Risks                                         5
DISCLOSURE OF PORTFOLIO HOLDINGS              6
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               7
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  7
Advisor Compensation                          7
Portfolio Managers                            7
OTHER INFORMATION                             8
- - - - - - - - - - - - - - - - - - - - - - - - -
Sales Charges                                 8
Dividends and Distributions                   8
FINANCIAL HIGHLIGHTS                          9
- - - - - - - - - - - - - - - - - - - - - - - - -

GENERAL INFORMATION                         A-1
- - - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                      A-1

Share Class Eligibility                     A-2

Distribution and Service (12b-1) Fees       A-2

Initial Sales Charges (Class A Shares
  Only)                                     A-3

Contingent Deferred Sales Charges (CDSCs)   A-4

Redemption Fees                             A-6

Purchasing Shares                           A-6

Redeeming Shares                            A-8

Exchanging Shares                           A-9

Rights Reserved by the Funds               A-11

Pricing of Shares                          A-11

Taxes                                      A-13

Payments to Financial Advisors             A-13

Excessive Short-Term Trading Activity
  (Market Timing) Disclosures              A-14

OBTAINING ADDITIONAL INFORMATION     Back Cover
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The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

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                            AIM STRUCTURED VALUE FUND
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RISK/RETURN SUMMARY
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INVESTMENT OBJECTIVE
The fund's investment objective is long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The fund normally invests at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies.

    The portfolio managers use a quantitative, research based model to select potential investment securities. They then use a proprietary and non-proprietary computer model to forecast risks and transaction costs. The information gathered from this process is used to structure the investment portfolio.

    The fund uses the Russell 1000--Registered Trademark-- Value Index as a guide in structuring the portfolio and selecting securities, but the fund is not an index fund and will invest in securities not included in the index.

    The principal type of equity securities purchased by the fund is common stock.

    The fund may invest up to 20% of its assets in foreign securities and up to 20% of its assets in debt securities.

    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives.

    Please see "Investment Objective, Strategies and Risks" for additional information regarding the fund's investment strategies.

PRINCIPAL RISKS
Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:

Market Risk               Interest Rate Risk         Derivatives Risk                   Management Risk
Value Investing Risk      Credit Risk                Leverage Risk
Equity Securities Risk    Foreign Securities Risk    Limited Number of Holdings Risk




    Please see "Investment Objective, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PERFORMANCE INFORMATION
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The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURN
The following bar chart shows the performance of the fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total return shown would be lower.



                                                                                   ANNUAL
                                                                                    TOTAL
YEAR ENDED DECEMBER 31                                                             RETURN
----------------------                                                             ------
2007............................................................................    -0.76%





    The Class A shares' year-to-date total return as of June 30, 2008 was -12.57%.


    During the period shown in the bar chart, the highest quarterly return was 3.20% (quarter ended June 30, 2007) and the lowest quarterly return was -4.80% (quarter ended December 31, 2007).

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                            AIM STRUCTURED VALUE FUND
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PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark. The fund's performance reflects payment of sales loads, if applicable. The benchmarks may not reflect payments of fees, expenses or taxes. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below.



AVERAGE ANNUAL TOTAL RETURNS
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                                                                               SINCE             INCEPTION
(for the periods ended December 31, 2007)                    1 YEAR          INCEPTION             DATE
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Class A                                                                                            3/31/06
  Return Before Taxes                                         (6.23)%           3.76%
  Return After Taxes on Distributions                         (6.85)            3.29
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                   (3.73)            3.03
Class B                                                                                            3/31/06
  Return Before Taxes                                         (6.28)            4.17
Class C                                                                                            3/31/06
  Return Before Taxes                                         (2.51)            6.31
Class R                                                                                            3/31/06
  Return Before Taxes                                         (0.93)            6.89
Class Y(1)                                                                                      3/31/06(1)
  Return Before Taxes                                         (0.76)            7.15
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S&P 500--Registered Trademark-- Index(2)                       5.49             9.50               3/31/06
Russell 1000--Registered Trademark-- Value Index(2,3)         (0.17)            8.42               3/31/06
Lipper Large-Cap Value Funds Index(2,4)                        2.46             8.89               3/31/06
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C, R and Y shares will vary.



(1) The returns shown for these periods are the historical performance of the fund's Class A shares at net asset value, which reflects the Rule 12b-1 fee applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class Y shares is October 3, 2008.





(2) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Russell 1000--Registered Trademark-- Value Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Value Funds Index (which may or may not include the fund) is included for comparison to a peer group.


(3) The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted-growth values. The Russell 1000--Registered Trademark-- Value Index is a trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.


(4) The Lipper Large-Cap Value Funds Index is an equally weighted representation of the largest funds in the Lipper Large-Cap Value Funds category. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500--Registered Trademark-- Index.

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                            AIM STRUCTURED VALUE FUND
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FEE TABLE AND EXPENSE EXAMPLE
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FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
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(fees paid directly from your investment)             CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y
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Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                     5.50%       None        None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is less)                 None(1)     5.00%       1.00%       None(1)     None
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ANNUAL FUND OPERATING EXPENSES(2)
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(expenses that are deducted from fund assets)         CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y(3)
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Management Fees                                         0.60%       0.60%       0.60%       0.60%        0.60%

Distribution and/or Service (12b-1) Fees                0.25        1.00        1.00        0.50         None

Other Expenses                                          0.51        0.51        0.51        0.51         0.51

Acquired Fund Fees and Expenses                         0.00        0.00        0.00        0.00         0.00

Total Annual Fund Operating Expenses                    1.36        2.11        2.11        1.61         1.11

Fee Waiver(4)                                           0.35        0.35        0.35        0.35         0.35

Net Annual Fund Operating Expenses                      1.01        1.76        1.76        1.26         0.76
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(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."
(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.


(4) The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Class Y shares to 1.00%, 1.75%, 1.75%, 1.25% and 0.75% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2009.



    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The expense example assumes you:

    (i)   invest $10,000 in the fund for the time periods indicated;

    (ii)  redeem all of your shares at the end of the periods indicated;

    (iii) earn a 5% return on your investment before operating expenses each year;

    (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and

    (v)  incur applicable initial sales charges (see "General
         Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


           1 YEAR    3 YEARS    5 YEARS    10 YEARS
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Class A     $647       $924      $1,222     $2,066
Class B      679        927       1,302      2,222(1)
Class C      279        627       1,102      2,414
Class R      128        474         843      1,882
Class Y       78        318         578      1,320
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                            AIM STRUCTURED VALUE FUND
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    You would pay the following expenses if you did not redeem your shares:


           1 YEAR    3 YEARS    5 YEARS    10 YEARS
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Class A     $647       $924      $1,222     $2,066
Class B      179        627       1,102      2,222(1)
Class C      179        627       1,102      2,414
Class R      128        474         843      1,882
Class Y       78        318         578      1,320
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(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
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The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10-year period;

  - Your investment has a 5% return before expenses each year;
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;
  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and
  - There is no sales charge on reinvested dividends.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM SALES
CHARGE)                                   YEAR 1      YEAR 2       YEAR 3       YEAR 4       YEAR 5
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Annual Expense Ratio(1)                     1.01%        1.36%        1.36%        1.36%        1.36%
Cumulative Return Before Expenses           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses           (1.73%)       1.85%        5.55%        9.40%       13.38%
End of Year Balance                     $9,827.06   $10,184.76   $10,555.49   $10,939.70   $11,337.91
Estimated Annual Expenses               $  647.35   $   136.08   $   141.03   $   146.17   $   151.49
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CLASS A (INCLUDES MAXIMUM SALES
CHARGE)                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
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Annual Expense Ratio(1)                      1.36%        1.36%        1.36%        1.36%        1.36%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            17.51%       21.78%       26.22%       30.81%       35.57%
End of Year Balance                     $11,750.61   $12,178.33   $12,621.62   $13,081.05   $13,557.20
Estimated Annual Expenses               $   157.00   $   162.72   $   168.64   $   174.78   $   181.14
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CLASS A (WITHOUT MAXIMUM SALES
CHARGE)                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
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Annual Expense Ratio(1)                      1.01%        1.36%        1.36%        1.36%        1.36%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.99%        7.78%       11.70%       15.76%       19.98%
End of Year Balance                     $10,399.00   $10,777.52   $11,169.83   $11,576.41   $11,997.79
Estimated Annual Expenses               $   103.01   $   144.00   $   149.24   $   154.67   $   160.30
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CLASS A (WITHOUT MAXIMUM SALES
CHARGE)                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
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Annual Expense Ratio(1)                      1.36%        1.36%        1.36%        1.36%        1.36%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            24.35%       28.87%       33.56%       38.42%       43.46%
End of Year Balance                     $12,434.51   $12,887.12   $13,356.22   $13,842.38   $14,346.24
Estimated Annual Expenses               $   166.14   $   172.19   $   178.45   $   184.95   $   191.68
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CLASS B(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
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Annual Expense Ratio(1)                      1.76%        2.11%        2.11%        2.11%        2.11%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.24%        6.22%        9.29%       12.45%       15.70%
End of Year Balance                     $10,324.00   $10,622.36   $10,929.35   $11,245.21   $11,570.19
Estimated Annual Expenses               $   178.85   $   220.98   $   227.37   $   233.94   $   240.70
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CLASS B(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
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Annual Expense Ratio(1)                      2.11%        2.11%        2.11%        1.36%        1.36%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            19.05%       22.49%       26.03%       30.61%       35.37%
End of Year Balance                     $11,904.57   $12,248.62   $12,602.60   $13,061.34   $13,536.77
Estimated Annual Expenses               $   247.66   $   254.82   $   262.18   $   174.51   $   180.87
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CLASS C(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
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Annual Expense Ratio(1)                      1.76%        2.11%        2.11%        2.11%        2.11%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.24%        6.22%        9.29%       12.45%       15.70%
End of Year Balance                     $10,324.00   $10,622.36   $10,929.35   $11,245.21   $11,570.19
Estimated Annual Expenses               $   178.85   $   220.98   $   227.37   $   233.94   $   240.70
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CLASS C(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
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Annual Expense Ratio(1)                      2.11%        2.11%        2.11%        2.11%        2.11%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            19.05%       22.49%       26.03%       29.67%       33.42%
End of Year Balance                     $11,904.57   $12,248.62   $12,602.60   $12,966.82   $13,341.56
Estimated Annual Expenses               $   247.66   $   254.82   $   262.18   $   269.76   $   277.55
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                            AIM STRUCTURED VALUE FUND
                            -------------------------

CLASS R                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
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Annual Expense Ratio(1)                      1.26%        1.61%        1.61%        1.61%        1.61%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.74%        7.26%       10.89%       14.65%       18.54%
End of Year Balance                     $10,374.00   $10,725.68   $11,089.28   $11,465.21   $11,853.88
Estimated Annual Expenses               $   128.36   $   169.85   $   175.61   $   181.56   $   187.72
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CLASS R                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
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Annual Expense Ratio(1)                      1.61%        1.61%        1.61%        1.61%        1.61%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            22.56%       26.71%       31.01%       35.45%       40.04%
End of Year Balance                     $12,255.72   $12,671.19   $13,100.74   $13,544.86   $14,004.03
Estimated Annual Expenses               $   194.08   $   200.66   $   207.46   $   214.50   $   221.77
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CLASS Y                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
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Annual Expense Ratio(1)                      0.76%        1.11%        1.11%        1.11%        1.11%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.24%        8.29%       12.51%       16.88%       21.43%
End of Year Balance                     $10,424.00   $10,829.49   $11,250.76   $11,688.42   $12,143.09
Estimated Annual Expenses               $    77.61   $   117.96   $   122.55   $   127.31   $   132.26
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CLASS Y                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
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Annual Expense Ratio(1)                      1.11%        1.11%        1.11%        1.11%        1.11%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            26.15%       31.06%       36.16%       41.46%       46.96%
End of Year Balance                      12,615.46   $13,106.20   $13,616.03   $14,145.70    14,695.97
Estimated Annual Expenses               $   137.41   $   142.76   $   148.31   $   154.08   $   160.07
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(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
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OBJECTIVE AND STRATEGIES

The fund's investment objective is long-term growth of capital.

    The investment objective may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in a diversified portfolio of equity securities of large capitalization companies. The principal type of equity securities purchased by the fund is common stock.

    The fund considers a company to be a large capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Value Index (the benchmark index). The fund uses the Russell 1000--Registered Trademark-- Value Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities.

    The fund may invest up to 20% of its assets in foreign securities. The fund may invest up to 20% of its assets in debt securities.

    The fund may also invest in derivative instruments such as futures contracts and equity linked derivatives including exchange traded funds.

    The fund's investments in the type of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.

    The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low deviation between the return of the Russell 1000--Registered Trademark-- Value Index and the return of the portfolio. The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is repeated periodically.

    The portfolio managers will consider selling or reducing a security position
(i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security's risk profile changes.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

RISKS

The principal risks of investing in the fund are:

    Market Risk--The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

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                            AIM STRUCTURED VALUE FUND
                            -------------------------


    Value Investing Risk--Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their value.

    Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

    Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

    Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Derivatives Risk--The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the fund uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the fund's portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund.

    Leverage Risk--The use of derivatives may give rise to a form of leverage. Leverage may cause the fund's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the fund.

    Limited Number of Holdings Risk--Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:


----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end    15 days after month-end             Until posting of the following
                                                                         month's top ten holdings
----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter-     For one year
 calendar quarter-end                end
----------------------------------------------------------------------------------------------------------



    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

                            -------------------------
                            AIM STRUCTURED VALUE FUND
                            -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:


    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.


    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.


    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.


    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.


    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.


    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1994.


    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION
During the fiscal year ended August 31, 2007, the advisor received compensation of 0.40% of average daily net assets after fee waivers and/or expense reimbursements.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.

    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement of the fund is available in the fund's most recent report to shareholders for the twelve-month period ended August 31, 2007. A discussion regarding the basis of the Board of Trustees' approval of the investment sub-advisory agreement of the fund is available in the fund's most recent report to shareholders for the six-month period ended February 29, 2008.

PORTFOLIO MANAGERS
Investment decisions for the fund are made by investment management teams at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:


- Jeremy Lefkowitz, Portfolio Manager and lead manager of Invesco
  Institutional's Quantitative Strategies Group Portfolio Management Team, who has been responsible for the fund since inception and has been associated with Invesco Institutional and/or its affiliates since 1982.

                            -------------------------
                            AIM STRUCTURED VALUE FUND
                            -------------------------



- Daniel Kostyk, Portfolio Manager, who has been responsible for the fund since inception and has been associated with Invesco Institutional and/or its affiliates since 1995.



- Glen Murphy, Portfolio Manager, who has been responsible for the fund since inception and has been associated with Invesco Institutional and/or its affiliates since 1995.



- Anthony Munchak, Portfolio Manager, who has been responsible for the fund since inception and has been associated with Invesco Institutional and/or its affiliates since 2000.



- Francis Orlando, Portfolio Manager, who has been responsible for the fund since inception and has been associated with Invesco Institutional and/or its affiliates since 1987.



    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES
Purchases of Class A shares of AIM Structured Value Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS


The fund generally declares and pays dividends from net investment income, if any, annually.


CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually but may declare and pay capital gains distributions more than once per year as permitted by law. Capital gains distributions may vary considerably from year to year as a result of the fund's normal investment activities and cash flows.

                            -------------------------
                            AIM STRUCTURED VALUE FUND
                            -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The six-month period ended February 29, 2008, was unaudited. The information, other than for the period ended February 29, 2008, has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



    Prior to the date of this prospectus, Class Y shares had not commenced operations, therefore, financial statements for the Class Y shares are not available.






                                                                             CLASS A
                                                       --------------------------------------------------
                                                                                           MARCH 31, 2006
                                                                                            (COMMENCEMENT
                                                       SIX MONTHS ENDED     YEAR ENDED        DATE) TO
                                                         FEBRUARY 29,       AUGUST 31,       AUGUST 31,
                                                             2008              2007             2006
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $11.40            $10.44           $10.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                    0.09              0.14             0.20
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
     and unrealized)                                         (1.13)             0.89             0.24
=========================================================================================================
     Total from investment operations                        (1.04)             1.03             0.44
=========================================================================================================
Less distributions:
  Dividends from net investment income                       (0.11)            (0.06)              --
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      (0.21)            (0.01)              --
=========================================================================================================
     Total distributions                                     (0.32)            (0.07)              --
=========================================================================================================
Net asset value, end of period                              $10.04            $11.40           $10.44
_________________________________________________________________________________________________________
=========================================================================================================
     Total return(b)                                         (9.31)%            9.80%            4.40%
_________________________________________________________________________________________________________
=========================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $1,768            $2,011           $  856
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              1.01%(c)          1.01%            1.03%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           1.39%(c)          1.36%            5.80%(d)
=========================================================================================================
Ratio of net investment income to average net assets          1.65%(c)          1.17%            4.59%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                      43%               62%               5%
_________________________________________________________________________________________________________
=========================================================================================================






(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c)   Ratios are annualized and based on average daily net assets of $1,888,035.


(d)   Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                            -------------------------
                            AIM STRUCTURED VALUE FUND
                            -------------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------




                                                                                  CLASS B
                                                            --------------------------------------------------
                                                                                                MARCH 31, 2006
                                                                                                 (COMMENCEMENT
                                                            SIX MONTHS ENDED     YEAR ENDED        DATE) TO
                                                              FEBRUARY 29,       AUGUST 31,       AUGUST 31,
                                                                  2008              2007             2006
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $11.35            $10.40           $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.05              0.05             0.16
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                                  (1.14)             0.91             0.24
==============================================================================================================
     Total from investment operations                             (1.09)             0.96             0.40
==============================================================================================================
Less distributions:
  Dividends from net investment income                            (0.02)               --               --
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.21)            (0.01)              --
==============================================================================================================
     Total distributions                                          (0.23)            (0.01)              --
==============================================================================================================
Net asset value, end of period                                   $10.03            $11.35           $10.40
______________________________________________________________________________________________________________
==============================================================================================================
     Total return(b)                                              (9.73)%            9.20%            4.00%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  531            $  718           $  790
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.76%(c)          1.76%            1.78%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.14%(c)          2.11%            6.55%(d)
==============================================================================================================
Ratio of net investment income to average net assets               0.90%(c)          0.42%            3.84%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                           43%               62%               5%
______________________________________________________________________________________________________________
==============================================================================================================





(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c)   Ratios are annualized and based on average daily net assets of $650,940.


(d)   Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.



                                                                                  CLASS C
                                                            --------------------------------------------------
                                                                                                MARCH 31, 2006
                                                                                                 (COMMENCEMENT
                                                            SIX MONTHS ENDED     YEAR ENDED        DATE) TO
                                                              FEBRUARY 29,       AUGUST 31,       AUGUST 31,
                                                                  2008              2007             2006
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $11.33            $10.40           $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.05              0.05             0.16
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                                  (1.13)             0.89             0.24
==============================================================================================================
     Total from investment operations                             (1.08)             0.94             0.40
==============================================================================================================
Less distributions:
  Dividends from net investment income                            (0.02)               --               --
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.21)            (0.01)              --
==============================================================================================================
     Total distributions                                          (0.23)            (0.01)              --
==============================================================================================================
Net asset value, end of period                                   $10.02            $11.33           $10.40
______________________________________________________________________________________________________________
==============================================================================================================
     Total return(b)                                              (9.66)%            9.01%            4.00%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  203            $  156           $  632
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.76%(c)          1.76%            1.78%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.14%(c)          2.11%            6.55%(d)
==============================================================================================================
Ratio of net investment income to average net assets               0.90%(c)          0.42%            3.84%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                           43%               62%               5%
______________________________________________________________________________________________________________
==============================================================================================================







(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.


(c)   Ratios are annualized and based on average daily net assets of $188,668.


(d)   Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                            -------------------------
                            AIM STRUCTURED VALUE FUND
                            -------------------------

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------




                                                                              CLASS R
                                                        --------------------------------------------------
                                                                                            MARCH 31, 2006
                                                                                             (COMMENCEMENT
                                                        SIX MONTHS ENDED     YEAR ENDED        DATE) TO
                                                          FEBRUARY 29,       AUGUST 31,       AUGUST 31,
                                                              2008              2007             2006
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.38            $10.42           $10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                     0.07              0.11             0.18
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                              (1.12)             0.90             0.24
==========================================================================================================
     Total from investment operations                         (1.05)             1.01             0.42
==========================================================================================================
Less distributions:
  Dividends from net investment income                        (0.08)            (0.04)              --
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       (0.21)            (0.01)              --
==========================================================================================================
     Total distributions                                      (0.29)            (0.05)              --
==========================================================================================================
Net asset value, end of period                               $10.04            $11.38           $10.42
__________________________________________________________________________________________________________
==========================================================================================================
     Total return(b)                                          (9.39)%            9.65%            4.20%
__________________________________________________________________________________________________________
==========================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $   12            $   10           $  625
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               1.26%(c)          1.26%            1.28%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            1.64%(c)          1.61%            6.05%(d)
==========================================================================================================
Ratio of net investment income to average net assets           1.40%(c)          0.92%            4.34%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                                       43%               62%               5%
__________________________________________________________________________________________________________
==========================================================================================================






(a)   Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.


(c)   Ratios are annualized and based on average daily net assets of $10,800.


(d)   Annualized.


(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

CLASS A          CLASS A3         CLASS B               CLASS C              CLASS R          CLASS Y                INVESTOR CLASS
---------------- ---------------- --------------------- -------------------- ---------------- ---------------------- ---------------
- Initial sales  - No initial     - No initial          - No initial         - No initial     - No initial           - No initial
  charge which     sales charge     sales charge          sales charge         sales charge     sales charge           sales charge
  may be waived
  or reduced
- Contingent     - No contingent  - Contingent          - Contingent         - Contingent     - No contingent        - No
  deferred sales   deferred         deferred sales        deferred sales       deferred sales   deferred               contingent
  charge on        sales charge     charge on             charge on            charge on        sales charge           deferred
  certain                           redemptions within    redemptions within   certain                                 sales charge
  redemptions                       six years             one year(3)          redemptions
- 12b-1 fee      - 12b-1 fee      - 12b-1 fee of 1.00%  - 12b-1 fee of       - 12b-1 fee      - No 12b-1 fee         - 12b-1 fee
  of 0.25%(1)      of 0.25%                               1.00%(4)             of 0.50%                                of 0.25%(1)
                 - Does not       - Converts            - Does not           - Does not       - Does not convert to  - Does not
                   convert to       to Class A shares     convert to           convert to       Class A shares         convert to
                   Class A shares   on or about the end   Class A shares       Class A shares                          Class A
                                    of the month which                                                                 shares
                                    is at least eight
                                    years after the
                                    date on which
                                    shares were
                                    purchased along
                                    with a pro rata
                                    portion of
                                    reinvested
                                    dividends and
                                    distributions(2)
- Generally      - Available      - Purchase            - Generally          - Generally,     - Generally,           - Generally
  more             only for a       orders limited to     more appropriate     available        available only to      closed to new
  appropriate      limited          amount less than      for short-term       only to          investors who          investors
  for long-term    number of        $100,000              investors            employee         purchase through
  investors        funds                                - Purchase             benefit plans    fee-based advisory
                                                          orders limited to                     accounts with an
                                                          amounts less than                     approved financial
                                                          $1,000,000                            intermediary or to
                                                                                                any current, former
                                                                                                or retired trustee,
                                                                                                director, officer
                                                                                                or employee (or
                                                                                                immediate family
                                                                                                member of a
                                                                                                current, former or
                                                                                                retired trustee,
                                                                                                director, officer
                                                                                                or employee) of any
                                                                                                AIM Fund or of
                                                                                                Invesco Ltd. or any
                                                                                                of its subsidiaries.

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

IMPORTANT NOTE: Recently, the Internal Revenue Service (IRS) issued regulations significantly impacting the 403(b) market. The new regulations will increase administrative duties and information-sharing responsibilities for both 403(b) plan sponsors and account custodians beginning January 1, 2009. In response to the new IRS regulations and beginning on January 1, 2009, Invesco Aim, on behalf of Invesco National Trust Company (INTC), will no longer accept transfers of assets or contributions to existing 403(b) plan accounts for which INTC serves as custodian ("AIM 403(b) Accounts"). Accordingly, effective January 1, 2009, AIM fund shares of any class will be unavailable for purchase in respect of AIM 403(b) Accounts (except in the case of payments on outstanding loans).

                                 THE AIM FUNDS

     We will continue to maintain and service participants' AIM 403(b) Accounts and participants may leave assets invested therein; however, any contributions received after December 31, 2008 will be refused.

     Purchases of eligible share classes in respect of non-AIM 403(b) plan accounts for which parties unaffiliated with Invesco Aim serve as custodian will continue to be accepted after December 31, 2008.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

CLASS R SHARES

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

CLASS Y SHARES

Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Employee benefit plans; provided, however, that retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Investor Class shares, unless the plan is considered a grandfathered investor or the account is opened through a grandfathered intermediary. Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries.

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to

                                  THE AIM FUNDS

the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

-    All funds, Class Y shares

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   25,000         5.50%         5.82%
$ 25,000 but less than $   50,000         5.25          5.54
$ 50,000 but less than $  100,000         4.75          4.99
$100,000 but less than $  250,000         3.75          3.90
$250,000 but less than $  500,000         3.00          3.09
$500,000 but less than $1,000,000         2.00          2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   50,000         4.75%         4.99%
$ 50,000 but less than $  100,000         4.00          4.17
$100,000 but less than $  250,000         3.75          3.90
$250,000 but less than $  500,000         2.50          2.56
$500,000 but less than $1,000,000         2.00          2.04

CATEGORY III INITIAL SALES CHARGES

                                       INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        1.00%         1.01%
$100,000 but less than $  250,000        0.75          0.76
$250,000 but less than $1,000,000        0.50          0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
         AMOUNT INVESTED               AS A % OF      AS A % OF
     IN A SINGLE TRANSACTION        OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        2.50%          2.56%
$100,000 but less than $  250,000        2.00           2.04
$250,000 but less than $  500,000        1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or employee benefit plan maintained by any of the persons listed above.

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

                                  THE AIM FUNDS

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P, R or Y) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P, Y and Institutional redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

- A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan. In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited

                                  THE AIM FUNDS

Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.


CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

-    Class Y shares of any fund.

                                  THE AIM FUNDS

CDSCS UPON CONVERTING TO CLASS Y SHARES

If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

                                  THE AIM FUNDS

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, Y and Investor Class shares for fund accounts are as follows:

                                                                   INITIAL INVESTMENT    ADDITIONAL INVESTMENTS
TYPE OF ACCOUNT                                                         PER FUND                PER FUND
---------------                                                    ------------------   -----------------------
Asset or fee-based accounts managed by your financial advisor              None                  None
Employee benefit plans, SEP, SARSEP and SIMPLE IRA plans                   None                  None
Any type of account if the investor is purchasing shares through
   a systematic purchase plan                                            $   50                   $50
IRAs, Roth IRAs and Coverdell ESAs                                          250                    25
All other accounts                                                        1,000                    50
Invesco Aim Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARE

                                              OPENING AN ACCOUNT                               ADDING TO AN ACCOUNT
                              --------------------------------------------------   --------------------------------------------
Through a Financial Advisor   Contact your financial advisor.                      Contact your financial advisor.

By Mail                       Mail completed account application and check to      Mail your check and the remittance slip from
                              the transfer agent, Invesco Aim Investment           your confirmation statement to the transfer
                              Services, Inc., P.O. Box 4739, Houston, TX           agent.
                              77210-4739.

By Wire                       Mail completed account application to the transfer   Call the transfer agent to receive a
                              agent. Call the transfer agent at (800) 959-4246     reference number. Then, use the wire
                              to receive a reference number. Then, use the wire    instructions provided below.
                              instructions provided below.

Wire Instructions             Beneficiary Bank ABA/Routing #: 021000021
                              Beneficiary Account Number: 00100366807
                              Beneficiary Account Name: Invesco Aim
                              Investment Services, Inc.
                              RFB: Fund Name, Reference #
                              OBI: Your Name, Account #

By Telephone                  Open your account using one of the methods           Select the Bank Account Information option
                              described above.                                     on your completed account application or
                                                                                   complete a Systematic Options and Bank
                                                                                   Information Form. Mail the application or
                                                                                   form to the transfer agent. Once the
                                                                                   transfer agent has received the form, call
                                                                                   the transfer agent at the number below to
                                                                                   place your purchase order.

Automated Investor Line       Open your account using one of the methods           Call the Invesco Aim 24-hour Automated
                              described above.                                     Investor Line at 1-800-246-5463. You may
                                                                                   place your order after you have provided the
                                                                                   bank instructions that will be requested.

By Internet                   Open your account using one of the methods           Access your account at www.invescoaim.com.
                              described above.                                     The proper bank instructions must have been
                                                                                   provided on your account. You may not
                                                                                   purchase shares in retirement accounts on
                                                                                   the internet.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

     You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50 per fund. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the

                                  THE AIM FUNDS

transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor   Contact your financial advisor or intermediary (including your retirement plan administrator).
or Other Intermediary

By Mail                       Send a written request to the transfer agent which includes:

                              -    Original signatures of all registered owners/trustees;

                              -    The dollar value or number of shares that you wish to redeem;

                              -    The name of the fund(s) and your account number; and

                              -    Signature guarantees, if necessary (see below).

                              The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form.

By Telephone                  Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

                              -    Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have not previously declined the telephone redemption privilege.

                              You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone.
                              Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

Automated Investor Line       Call the Invesco Aim 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.

By Internet                   Place your redemption request at www.invescoaim.com. You will be allowed to redeem by Internet if:

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have already provided proper bank information.

                              Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

     Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

- AIM Money Market Fund, AIM Cash Reserve Shares, Class Y shares and Investor Class shares

- AIM Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM                                    EXCHANGE TO
-------------             --------------------------------------------------------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Y*, Investor Class
Class A                   Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Y*, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C, Y*
Class R                   Class R
Class Y                   Class Y

* You may exchange your AIM Cash Reserve Shares, Class A shares, Class A3 shares Class C shares, Class P shares or Investor Class shares for Class Y shares of the same fund if you otherwise qualify to buy that fund's Class Y shares. Please consult your financial advisor to discuss the tax implications, if any, of all exchanges into Class Y shares of the same fund.

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

- AIM Cash Reserve shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares of one fund can not be exchanged for Class Y shares of a different fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

                                  THE AIM FUNDS

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                                  THE AIM FUNDS

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

                                  THE AIM FUNDS

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available for dividends paid by a fund out of dividends earned on the fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of

                                  THE AIM FUNDS

the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

                                  THE AIM FUNDS

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds-- Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:        (800) 959-4246

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: http://www.invescoaim.com



You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference
Room.

------------------------------------------------------
  AIM Structured Value Fund
  SEC 1940 Act file number: 811-09913
------------------------------------------------------

invescoaim.com  SVAL-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                           AIM COUNSELOR SERIES TRUST
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO (EACH A "FUND", COLLECTIVELY THE "FUNDS") OF AIM COUNSELOR SERIES TRUST LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. PORTIONS OF EACH FUND'S FINANCIAL STATEMENTS ARE INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE TO SUCH FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANY PROSPECTUS AND/OR ANNUAL REPORT FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING
TO:

                      INVESCO AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739

                          OR BY CALLING (800) 959-4246
                     OR ON THE INTERNET: WWW.INVESCOAIM.COM

                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 3, 2008, RELATES TO THE CLASS A, CLASS B, CLASS C, CLASS R, CLASS Y AND INVESTOR CLASS SHARES, AS APPLICABLE, OF THE FOLLOWING PROSPECTUSES:


               FUND                       DATED
               ----                  ---------------
AIM MULTI-SECTOR FUND                OCTOBER 3, 2008
AIM SELECT REAL ESTATE INCOME FUND   OCTOBER 3, 2008
AIM STRUCTURED CORE FUND             OCTOBER 3, 2008
AIM STRUCTURED GROWTH FUND           OCTOBER 3, 2008
AIM STRUCTURED VALUE FUND            OCTOBER 3, 2008


THIS STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 3, 2008, ALSO RELATES TO THE INSTITUTIONAL CLASS SHARES OF THE FOLLOWING PROSPECTUS:



               FUND                       DATED
               ----                  ---------------
AIM MULTI-SECTOR FUND                AUGUST 28, 2008
AIM SELECT REAL ESTATE INCOME FUND   AUGUST 28, 2008
AIM STRUCTURED CORE FUND             AUGUST 28, 2008
AIM STRUCTURED GROWTH FUND           AUGUST 28, 2008
AIM STRUCTURED VALUE FUND            AUGUST 28, 2008

                           AIM COUNSELOR SERIES TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST......................................     1
   Fund History..........................................................     1
   Shares of Beneficial Interest.........................................     2
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS.................     4
   Classification........................................................     4
   Investment Strategies and Risks.......................................     4
      Equity Investments.................................................     4
      Foreign Investments................................................     5
      Exchange Traded Funds..............................................     7
      Debt Investments...................................................     8
      Other Investments..................................................    14
      Investment Techniques..............................................    17
      Derivatives........................................................    22
      Fund Policies......................................................    30
   Temporary Defensive Positions.........................................    34
   Portfolio Turnover....................................................    34
   Policies and Procedures for Disclosure of Fund Holdings...............    35
MANAGEMENT OF THE TRUST..................................................    38
   Board of Trustees.....................................................    38
   Management Information................................................    38
      Trustee Ownership of Fund Shares...................................    41
   Compensation..........................................................    41
      Retirement Plan For Trustees.......................................    41
      Deferred Compensation Agreements...................................    42
      Purchase of Class A Shares of the Funds at Net Asset Value.........    42
   Codes of Ethics.......................................................    42
   Proxy Voting Policies.................................................    43
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................    43
INVESTMENT ADVISORY AND OTHER SERVICES...................................    43
   Investment Advisor....................................................    43
   Investment Sub-Advisors...............................................    46
   Portfolio Managers....................................................    46
   Securities Lending Arrangements.......................................    47
   Service Agreements....................................................    47
   Other Service Providers...............................................    47
BROKERAGE ALLOCATION AND OTHER PRACTICES.................................    49
   Brokerage Transactions................................................    49
   Commissions...........................................................    49
   Broker Selection......................................................    49
   Directed Brokerage (Research Services)................................    53
   Regular Brokers.......................................................    53
   Allocation of Portfolio Transactions..................................    53
   Allocation of Initial Public Offering ("IPO") Transactions............    53
PURCHASE, REDEMPTION AND PRICING OF SHARES...............................    54
   Transactions through Financial Intermediaries.........................    54
   Purchase and Redemption of Shares.....................................    72

   Institutional Class Shares............................................    72
   Offering Price........................................................    73
   Redemptions In Kind...................................................    75
   Backup Withholding....................................................    75
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.................................    76
   Dividends and Distributions...........................................    76
   Tax Matters...........................................................    77
DISTRIBUTION OF SECURITIES...............................................    86
   Distribution Plans....................................................    86
   Distributor...........................................................    88
FINANCIAL STATEMENTS.....................................................    89
PENDING LITIGATION.......................................................    89

APPENDICES:
RATINGS OF DEBT SECURITIES...............................................    A-1
PERSONS TO WHOM INVESCO AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS
   ON AN ONGOING BASIS...................................................    B-1
TRUSTEES AND OFFICERS....................................................    C-1
TRUSTEE COMPENSATION TABLE...............................................    D-1
PROXY POLICIES AND PROCEDURES............................................    E-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................    F-1
MANAGEMENT FEES..........................................................    G-1
PORTFOLIO MANAGERS.......................................................    H-1
ADMINISTRATIVE SERVICES FEES.............................................    I-1
BROKERAGE COMMISSIONS....................................................    J-1
DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES
   OF REGULAR BROKERS OR DEALERS.........................................    K-1
CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS....    L-1
AMOUNTS PAID TO INVESCO AIM DISTRIBUTORS, INC. PURSUANT TO
   DISTRIBUTION PLANS....................................................    M-1
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS............    N-1
TOTAL SALES CHARGES......................................................    O-1
PENDING LITIGATION.......................................................    P-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

     AIM Counselor Series Trust (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of six separate portfolios: AIM Floating Rate Fund, AIM Multi-Sector Fund, AIM Select Real Estate Income Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund. This Statement of Additional Information relates to AIM Multi-Sector Fund, AIM Select Real Estate Income Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund (each a "Fund" and collectively, the "Funds"). Under the Second Amended and Restated Agreement and Declaration of Trust, dated December 6, 2005, as amended, (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

     The Trust was organized as a Delaware statutory trust on July 29, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series portfolio of AIM Counselor Series Funds, Inc. (the "Company") and INVESCO Multi-Sector Fund, the single series portfolio of AIM Manager Series Funds, Inc. were redomesticated as new series of the Trust on November 25, 2003. The Company was incorporated under the laws of Maryland as INVESCO Advantage Series Funds, Inc. on April 24, 2000. On November 8, 2000, the Company changed its name to INVESCO Counselor Series Funds, Inc. and on October 1, 2003, the Company's name was changed to AIM Counselor Series Funds, Inc. INVESCO Manager Series Funds, Inc. ("Manager Series Funds") was incorporated under the laws of Maryland on May 23, 2002 and on October 1, 2003, Manager Series Fund's name was changed to AIM Manager Series Funds, Inc.

     On May 16, 2001, AIM Advantage Health Sciences Fund ("Advantage Health") assumed all the assets and liabilities of INVESCO Global Health Sciences Fund. On September 30, 2003, Advantage Health's name was changed from INVESCO Advantage Global Health Sciences Fund to INVESCO Advantage Health Sciences Fund. On October 15, 2004, Advantage Health's name was changed from INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund. On October 15, 2004, AIM Multi-Sector Fund's name was changed from INVESCO Multi-Sector Fund to AIM Multi-Sector Fund. In addition, on April 27, 2007, AIM Global Health Care Fund, a portfolio of AIM Investment Funds, acquired all the assets of AIM Advantage Health Sciences Fund.

     Each of AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund (collectively, the "Structured Funds") commenced operations as a series of the Trust. Pursuant to shareholder approval obtained at a shareholder meeting held on April 11, 2006, AIM Floating Rate Fund assumed all of the assets and liabilities of closed-end AIM Floating Rate Fund, the fund's predecessor, the sole series portfolio of AIM Floating Rate Fund. The sole purpose of the reorganization on April 13, 2006 was to convert the closed-end fund into an open-end fund. Pursuant to shareholder approval obtained at a shareholder meeting on February 26, 2007, AIM Select Real Estate Income Fund assumed all of the assets and liabilities of closed-end AIM Select Real Estate Income Fund, the fund's predecessor, the sole series portfolio of AIM Select Real Estate Income Fund. The sole purpose of the reorganization on March 12, 2007 was to convert the closed-end fund into an open-end fund.

     "Open-end" means that a Fund may issue an indefinite number of shares which are continuously offered and which may be redeemed at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of the Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Fund) are commonly referred to as mutual funds.

SHARES OF BENEFICIAL INTEREST

     Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate fund. These assets constitute the underlying assets of each fund, are segregated on the Trust's books of account, and are charged with the expenses of such fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

     Each share of each fund represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions out of the income belonging to such fund as are declared by the Board. Each fund offers the following separate classes of shares.


                                                                                 INSTITUTIONAL  INVESTOR
                FUND                CLASS A  CLASS B  CLASS C  CLASS R  CLASS Y      CLASS       CLASS
                ----                -------  -------  -------  -------  -------  -------------  ---------
AIM Floating Rate Fund                 X                 X        X        X           X
AIM Multi-Sector Fund                  X        X        X                 X           X
AIM Select Real Estate Income Fund     X        X        X                 X           X
AIM Structured Core Fund               X        X        X        X        X           X           X
AIM Structured Growth Fund             X        X        X        X        X           X
AIM Structured Value Fund              X        X        X        X        X           X



     This Statement of Additional Information relates to the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, if applicable, of the Funds. The Institutional Class shares are intended for use by certain eligible institutional investors, including the following:


     -    banks and trust companies acting in a fiduciary or similar capacity;

     -    bank and trust company common and collective trust funds;

     -    banks and trust companies investing for their own account;

     - entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies);

     -    retirement plans;

     - platform sponsors with which Invesco Aim Distributors, Inc. ("Invesco Aim Distributors") has entered into an agreement;

     -    proprietary asset allocation funds; and

     - Invesco Aim Management Group, Inc. ("Invesco Aim Management") and its affiliates.

     Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the fund allocable to such class.

     Each share of a fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

     Because Class B shares automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase, the Funds' Agreement and Declaration of Trust requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

     Except as specifically noted above, shareholders of each fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a fund. However, on matters affecting an individual fund or class of shares, a separate vote of shareholders of that fund or class is required. Shareholders of a fund or class are not entitled to vote on any matter which does not affect that fund or class but that requires a separate vote of another fund or class. An example of a matter that would be voted on separately by shareholders of each fund is the approval of the advisory agreement with Invesco Aim Advisors, Inc. ("Invesco Aim "), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a fund for all losses and expenses of any shareholder of such fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments of expenses to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

     SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

     The Trust is an open-end management investment company. Each of the Funds except for AIM Select Real Estate Income Fund is "diversified" for purposes of the 1940 Act. AIM Select Real Estate Income Fund is "non-diversified" for purposes of the 1940 Act, which means the Fund can invest a greater percentage of its assets in any one issuer than a diversified fund can.

INVESTMENT STRATEGIES AND RISKS

     Set forth below are detailed descriptions of the various types of securities and investment techniques that Invesco Aim and/or the Sub-Advisors (as defined herein) may use in managing the Funds, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

     Not all of the Funds invest in all of the types of securities or use all of the investment techniques described below, and a Fund may not invest in all of these types of securities or use all of these techniques at any one time. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws. Invesco Aim and/or the Sub-Advisors may invest in other types of securities and may use other investment techniques in managing the Funds, including those described below for Funds not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described, subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws.

     The Funds' investment objectives, policies, strategies and practices described below are non-fundamental unless otherwise indicated.

Equity Investments

     Each Fund may invest in all of the following types of equity investments.

     COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which are negative features when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

     The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

     The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Debt Investments-Junk Bonds" below.

     ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities which may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments


     FOREIGN SECURITIES. AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may invest up to 25% of its total assets in foreign securities. Each Structured Fund may invest up to 20% of its total assets in foreign securities. Foreign securities are equity or debt securities issued by issuers outside the United States. The Structured Funds and AIM Select Real Estate Income Fund include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers when determining foreign securities limits. AIM Multi-Sector Fund does not include ADRs, EDRs or Canadian securities when determining foreign securities limits. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations. For a discussion of ADRs and EDRs, please refer to "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Foreign Investments - ADRs and EDRs" below.



     Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail some or all of the risks set forth below in addition to those accompanying an investment in U.S. issued securities. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below, as well as risks set forth below under "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Foreign Investments - ADRs and EDRs."


     Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the

U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

     Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability and developments, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

     Regulatory Risk. Foreign companies may not be registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

     Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

     Risks of Developing Countries. Each Fund may invest in securities of companies located in developing countries; however, AIM Select Real Estate Income Fund may invest up to 5% of its total assets in securities of companies located in developing countries. Developing countries are those countries that are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether
(1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from businesses in developing countries; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain developing countries. Many of the developing countries securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

     FOREIGN GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities of foreign governments. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

     FOREIGN EXCHANGE TRANSACTIONS. Each Fund has authority to deal in foreign exchange transactions between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward currency contracts entered into directly with another party or exchange traded futures contracts. Foreign exchange transactions also include transactions conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

     The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. There can be no guarantee that these investments will be successful. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

     ADRs and EDRs. ADRs are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs, are similar to ADRs, except they are typically issued by European banks or trust companies.

Exchange Traded Funds

     EXCHANGE TRADED FUNDS. Each Fund may purchase shares of exchange-traded funds ("ETFs"). Most ETFs are registered under the 1940 Act as investment companies. Therefore, a Fund's purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed under "Other Investment Companies."

     ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

     Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF's shares may be halted if the listing exchange's officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. Finally, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency.

Debt Investments

     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government Obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

     INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its portfolio managers may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate. The Funds other than AIM Multi-Sector Fund will purchase only investment grade corporate debt securities.

     Descriptions of debt securities ratings are found in Appendix A.

     MUNICIPAL LEASE OBLIGATIONS. AIM Select Real Estate Income Fund may invest in municipal lease obligations. Municipal lease obligations, a type of Municipal Security, may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Fund's Procedures for Valuing Securities current at the time of such valuation.

     BANK INSTRUMENTS. AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

     AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks. Accordingly, an investment in AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

     Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

     If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., Series A, B, C and Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Funds' diversification tests.

     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the FHLMC CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC CMO's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Common risks associated with mortgage related securities include:

     Prepayment Risk: Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market Risk: Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit Risk: Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

     ZERO-COUPON AND PAY-IN-KIND SECURITIES. AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, the funds may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

     JUNK BONDS. AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may invest in lower-rated or non-rated debt securities commonly known as junk bonds. AIM Multi-Sector Fund will limit its investments in junk bonds to those rated at least Caa by Moody's and CCC by S&P.

     Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal. While they may provide greater income and opportunity for gain, junk bonds are subject to greater risks than higher-rated debt securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities.

     Issuers of junk bonds are often highly leveraged, and may lack more traditional methods of financing. The risk of issuer default on junk bonds is generally higher because such issues are often unsecured or otherwise subordinated to claims of the issuer's other creditors. If a junk bond issuer defaults, a Fund may incur additional expenses to seek recovery.

     Junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to real or perceived adverse economic conditions and individual corporate developments (including industry competition and adverse publicity), than those of higher-rated debt securities, which can decrease the liquidity and values of junk bonds. During periods of recession and economic downturns, highly leveraged junk bond issuers may experience financial stress and may lack sufficient revenues to meet interest payment obligations, increasing the risk of default. In addition, new laws and proposed new laws may adversely impact the market for junk bonds.

     A Fund may have difficulty selling certain junk bonds at the desired time and price. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities. Less liquidity in secondary trading markets could adversely affect the price at which a Fund could sell a particular junk bond, and could adversely affect and cause large fluctuations in the net asset value of that Fund's shares. The lack of a liquid secondary market may also make it more difficult for a Fund to obtain accurate market quotations in valuing junk bond assets.

     COMMERCIAL INSTRUMENTS. AIM Select Real Estate Income Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to the Fund's percentage limitations for investments in illiquid securities.

     MUNICIPAL SECURITIES. AIM Select Real Estate Income Fund may invest in Municipal Securities. "Municipal Securities" include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

     Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax.

However, interest on Municipal Securities may give rise to a federal alternative minimum tax ("AMT") liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters - Tax Matters."

     The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Fund's assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by the Fund will vary from time to time.

     Municipal Securities also include the following securities:

          - Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

          - Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

          - Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

          - Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

     The Fund also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

     Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by the Fund. Neither event would require the Fund to dispose of the security, but Invesco Aim will consider such events to be relevant in determining whether the Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, the Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

     Quality Standards. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's, S&P, and Fitch Investors Service, Inc. ("Fitch") appears herein under "Appendix A - Ratings of Debt Securities".

     Since the Fund invests in Municipal Securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

     The Fund may invest in Municipal Securities which are insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company.

     Other Considerations. The ability of the Fund to achieve its investment objective depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Fund to meet their obligations for the payment of interest and principal when due. The securities in which the Fund invests may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

     There is a risk that some or all of the interest received by the Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service ("IRS").

     The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by a Fund's shareholders will be the yield realized by the Fund on its investments, reduced by the general expenses of the Fund and the Trust. The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

     LIQUID ASSETS. For cash management purposes, each Fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, a Fund may not achieve its investment objective.

     Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

Other Investments

     REAL ESTATE INVESTMENT TRUSTS ("REITs"). AIM Multi-Sector Fund and each Structured Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs. AIM Select Real Estate Income Fund may invest all of its total assets in equity securities (common stock, preferred stock and convertible preferred stock) and/or debt securities and convertible debt securities issued by REITS. REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

     REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid

REITs combine the characteristics of both equity REITs and mortgage REITs. AIM Select Real Estate Income Fund will invest primarily in equity REITs, but may invest its total assets in mortgage REITs and hybrid REITs.

     REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

     The Funds could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

     In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by REITs. By investing in REITs indirectly through the Funds, a shareholder will bear not only his/her proportionate share of the expenses of the Funds, but also, indirectly, similar expenses of the REITs.

     OTHER INVESTMENT COMPANIES. Each Fund may purchase shares of other investment companies. For each Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to investments by the Funds in investment companies that are money market funds, including money market funds that have Invesco Aim or an affiliate of Invesco Aim as an investment advisor (the "Affiliated Money Market Funds").

     With respect to a Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

     DEFAULTED SECURITIES. AIM Select Real Estate Income Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase the Fund's operating expenses and adversely affect its net asset value. Any investments by the Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless Invesco Aim determines that such defaulted securities are liquid under guidelines adopted by the Board.

     VARIABLE OR FLOATING RATE INSTRUMENTS. AIM Select Real Estate Income Fund may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by the Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of the Fund. Invesco Aim will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Fund.

     INDEXED SECURITIES. Each Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

     SYNTHETIC MUNICIPAL INSTRUMENTS. AIM Select Real Estate Income Fund may invest in synthetic municipal instruments, the value of and return on which are derived from underlying securities. Invesco Aim believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. Synthetic municipal instruments comprise a large percentage of tax-exempt securities eligible for purchase by tax-exempt money market funds. The types of synthetic municipal instruments in which the Fund may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certificate to the sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.

     All synthetic municipal instruments must meet the minimum quality standards for the Fund's investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Fund, Invesco Aim considers the creditworthiness of the issuer of the Underlying Bond, the sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

     The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Fund on certain synthetic municipal instruments would be deemed to be taxable. The Fund relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

     PARTICIPATION INTERESTS. AIM Select Real Estate Income Fund may invest in participation interests. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, a Fund may be regarded as a creditor of the Participant and thus a Fund is subject to the credit risk of both the Borrower and Lender or a Participant. Participation interests are generally subject to restrictions on resale. The Funds consider participation interests to be illiquid and therefore subject to the Funds' percentage limitation for investments in illiquid securities.

     PARTICIPATION NOTES. AIM Select Real Estate Income Fund may invest in participation notes. Participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuer of the underlying assets.

     INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISOR. Each Fund may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

     TAXABLE MUNICIPAL SECURITIES. AIM Select Real Estate Income Fund may invest in taxable municipal securities. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

Investment Techniques

     DELAYED DELIVERY TRANSACTIONS. Each Fund may engage in delayed delivery transactions. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements may be used as a speculative or leverage technique.

     Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

     A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

     WHEN-ISSUED SECURITIES. Each Fund may purchase when-issued securities. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

     Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

     Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. The Funds will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     SHORT SALES. The Funds may engage in short sales. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which a Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until a Fund delivers the securities sold short to the broker-dealer. In addition, a Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short and may have to pay a premium to borrow the securities.

     To secure its obligation to deliver the securities sold short to the broker-dealer, a Fund may be required to deposit cash or liquid securities with the broker in addition to the proceeds from the short sale to meet necessary margin requirements. In addition, a Fund will place in a segregated account with the Fund's custodian an amount of cash or liquid securities equal to the difference, if any, between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale. The amounts deposited with the broker-dealer or segregated with the custodian do not have the effect of limiting the amount of money that the Fund may lose on a short sale.

     A Fund is said to have a short position in the securities sold short until it delivers to the broker-dealer the securities sold short, at which time such Fund receives the proceeds of the sale. A Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

     A Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which such Fund purchases a security to replace the borrowed security. On the other hand, a Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that a Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of a Fund's investment in the security. For example, if a Fund purchases a $10 security, potential loss is limited to $10; however, if a Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

     AIM Select Real Estate Income Fund is permitted and intends from time to time to effect short sales that are not "against the box." In a short-sale that is not "against the box," AIM Select Real Estate Income Fund does not own the security borrowed. To secure its obligation to deliver to such broker-dealer the securities sold short, AIM Select Real Estate Income Fund must segregate an amount of cash or liquid securities equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (including the proceeds of the short sale). The amounts deposited with the broker or segregated with the custodian do not have the effect of limiting the amount of money that the Fund may lose on a short sale. In a short sale that is not "against the box," AIM Select Real Estate Income Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

     AIM Select Real Estate Income Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales that are not "against the box" differ from those that could arise from a cash investment in a security in that losses from short sales that are not "against the box" may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Fund's investment in the security. For example, if the Fund purchases a $10 security, potential loss is limited to $10; however, if the Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

     In addition to enabling the Funds to hedge against market risk, short sales and short sales "against the box" may afford the Funds an opportunity to earn additional current income to the extent the Funds are able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Funds' short positions remain open. There is no assurance that the Funds will be able to enter into such arrangements.

     See "Dividends, Distributions and Tax Matters - Tax Matters - Determination of Taxable Income of a Regulated Investment Company."

     MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

     INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other Funds advised by Invesco Aim (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

     BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or Fund performance, or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

     LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

     A Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

     Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset.

     REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from the Fund on demand and the effective interest rate is negotiated on a daily basis. Repurchase agreements are considered loans by a Fund under the 1940 Act.

     If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

     The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days.

     REVERSE REPURCHASE AGREEMENTS. AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale by the Fund of securities to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions;
(ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

     Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. At the time the Fund enters into a reverse repurchase agreement, it will segregate liquid assets having a dollar value equal to the repurchase price, and will continually monitor the account to ensure that such equivalent value is maintained at all times. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

     DOLLAR ROLLS. A Fund may engage in dollar rolls. A dollar roll is a type of repurchase transaction that involves the sale by a Fund of a mortgage-backed security to a financial institution such as a bank or broker-dealer, with an agreement that the Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold but is compensated for the difference between the current sales price and the forward price for the future purchase. In addition, cash proceeds of the sale may be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, would generate income for a Fund. A Fund typically enters into a dollar roll transaction to enhance the Fund's return either on an income or total return basis or to manage pre-payment risk.

     Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in securities that are illiquid, including repurchase agreements with, in the absence of certain demand features, remaining maturities in excess of seven (7) days. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act").

     Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

     RULE 144A SECURITIES. Each Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Invesco Aim and/or Sub-Advisors, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Invesco Aim and/or Sub-Advisors will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Invesco Aim and/or Sub-Advisors could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Invesco Aim and/or Sub-Advisors will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, Invesco Aim and/or Sub-Advisors determines that a Rule 144A security is no longer liquid, Invesco Aim will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     UNSEASONED ISSUERS. AIM Select Real Estate Income Fund may invest in unseasoned issuers. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

     SWAP AGREEMENTS. AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may enter into swap agreements. Swap agreements are two-party contracts wherein the two parties agree to make an exchange as described below.

     Commonly used swap agreements include:

     Credit Default Swaps ("CDS"): AIM Select Real Estate Income Fund may enter into CDS. An agreement between two parties where one party agrees to make one or more payments to the other, while the other party assumes the risk of certain defaults on a referenced debt obligation, generally a failure to pay or bankruptcy of the issuer. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps").

     A Fund may buy a CDS ("buy credit protection"); in this transaction the Fund pays a stream of payments based on a fixed interest rate (the "premium") over the life of the swap in exchange for a counterparty (the "seller") taking on the risk of default of a referenced debt obligation (the "Reference Obligation"). If a credit event occurs for the Reference Obligation the Fund would cease to make premium payments and it would deliver defaulted bonds to the seller; in return, the seller would pay the full par value, of the Reference Obligation to the Fund. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Fund (buyer) the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund pays the fixed premium to the seller, and no other exchange occurs.

     Alternatively, a Fund may sell a CDS ("sell protection"); in this transaction the Fund will receive premium payments from the buyer in exchange for taking the credit risk of the Reference Obligation. If an event of default occurs the buyer would cease to make premium payments to the Fund and the Fund would pay the buyer the par value of the Reference Obligation; in return, the buyer would deliver the Reference Obligation to the Fund. Alternatively, if cash settlement is elected, the Fund would pay the buyer the notional value less the market value of the Reference Obligation. If no event of default occurs, the Fund receives the premium payments over the life of the agreement.

     CDS transactions are typically individually negotiated and structured. CDS transactions may be entered into for investment or hedging purposes. A Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.

     Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified principal or notional amount. In other words, Party A agrees to pay Party B a fixed interest rate and in return Party B will pay Party A a variable interest rate. The amount that each party pays is calculated by multiplying the fixed or variable rate by the par amount.

     Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.

     Credit Default Index Swap ("CDX"). A CDX is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. A CDX is a completely standardized credit security and is therefore highly liquid and typically trades at a very small bid-offer spread. This means that it may be cheaper to hedge a portfolio of credit default swaps or bonds with a CDX than it is to buy many CDS to achieve a similar effect. A new series of CDX is issued every six months by Markit and IIC. Prior to the announcement of each series, a group of investment banks is polled to determine the credit entities that will form the constituents of the new issue. On the day of issue, a fixed coupon is decided for the CDX based on the credit spread of the entities within the CDX. Once this has been determined, the CDX constituents and the fixed coupon are published, and the CDX can be actively traded.

     Total Return Swap: A swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying asset that is used is usually an equities index, loan or a basket of assets.

     Common risks associated with swap agreements:

     Liquidity Risk: The risk that a particular swap is difficult to sell or liquidate. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

     Pricing Risk: The risk that a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding underlying instruments.

     Interest Rate and Currency Swap Risk: Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the Fund.

     Basis Risk: The risk that offsetting investments in a hedging strategy will not experience price changes in entirely opposite directions from each other. This imperfect correlation between the two investments causes the potential for excess gains or losses in a hedging strategy.

     Tax Risks: For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

     Counterparty Risk: Swaps are generally governed by a single master agreement for each counterparty. Counterparty Risk refers to the risk that the counterparty under the swap agreement will not live up to its obligations. A swap agreement may not contemplate delivery of collateral to support a counterparty's contractual obligation; therefore, a Fund might need to rely on contractual remedies to satisfy the counterparty's obligation. As with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing such remedies, particularly in the event of the counterparty's bankruptcy. The swap agreement may allow for netting of the counterparties' obligations on specific transactions in which case a Fund's obligation or right will be the net amount owed to or by the counterparty. Although this will not guarantee that the counterparty does not default, the Fund will not enter into a swap transaction with any counterparty that Invesco Aim and/or the Sub-Advisors believe does not have the financial resources to honor its obligations under the transaction. Further, Invesco Aim monitors the financial stability of swap counterparties in an effort to protect the Fund's investments. Where the obligations of the counterparty are guaranteed, Invesco Aim monitors the financial stability of the guarantor instead of the counterparty. A Fund's current obligations under a swap agreement are to be accrued daily (on a net basis), and the Fund maintains cash or liquid assets in an amount equal to amounts owed to a swap counterparty (some of these assets may be segregated to secure the swap counterparty).

     A Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the swap agreements with that counterparty would exceed 5% of the Fund's net assets determined on the date the transaction is entered into.

     BUNDLED SECURITIES. In lieu of investing directly in securities the Funds may from time to time invest in Targeted Return Index Securities Trusts ("TRAINS") or similar instruments representing a fractional undivided interest in an underlying pool of securities often referred to as "Bundled Securities". Bundled Securities are typically represented by certificates and the Funds will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates and thus the certificates are generally subject to the same risks as the underlying securities held in the trust. The Funds will examine the characteristics of the underlying securities for compliance with investment criteria but will determine liquidity with reference to the certificates themselves. TRAINs and other trust certificates are generally not registered under the 1933 Act or the 1940 Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Investments in certain TRAINs or other trust certificates may have the effect of increasing the level of Fund illiquidity to the extent a Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     PUT AND CALL OPTIONS. The Funds may engage in certain strategies involving options to attempt to manage the risk of their investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). Option transactions present the possibility of large amounts of exposure, which may result in a Fund's net asset value being more sensitive to changes in the value of the related investment.

     Call Options: A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell to and deliver the underlying security, contract or foreign currency to the purchaser of the call option.

     Put Options: A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

     Listed Options and Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

     CDS Option. A Fund may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

     Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

     A Fund may write a put option without owning the underlying security if it covers the option as described in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

     If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

     Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

     Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

     A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

     Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

     A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

     Straddles. Each Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Funds' overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     General Information Regarding Options: The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     WARRANTS. AIM Select Real Estate Income Fund may purchase warrants. A warrant is a security that gives the holder the right to purchase securities from the issuer at a specific price within a certain time frame and are similar to call options. The main difference between warrants and call options is that warrants are issued by the company that will issue the underlying security, whereas options are not issued by the company. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock are often employed to finance young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

     FUTURES CONTRACTS. Each Fund may purchase future contracts. A Futures Contract is a two-party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts").

     Common examples of Futures Contracts that a Fund may engage in include, but are not limited to:

     Index Futures: A stock index Futures Contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contracts and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

     Interest Rate Futures: An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate ("Libor") which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

     Security Futures: A security futures contract is an exchange-traded contract to purchase or sell in the future a specified quantity of a security, other than a Treasury security, or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the specified security.

     Currency Futures: A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specified price at some time in the future (commonly three months or more). Currency futures contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures if changes in the currency rates do not occur as anticipated.

     The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" above. It should be noted that the Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the act with respect to the Funds.

     Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding. "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

     Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency, index or futures price fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

     Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

     In addition, if a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

     OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account.

The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     Pursuant to federal securities laws and regulations, the Fund's use of Futures Contracts and options on Futures Contracts may require the Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND ON CERTAIN OPTIONS ON CURRENCIES.

     A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

     FORWARD CURRENCY CONTRACTS. AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency for payment in another currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract and at a price as agreed upon by the parties at the time the contract is entered. A Fund will either accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its counterparty agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

     A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. A Fund may enter into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency thereby "locking in" an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

     Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

     COVER. Certain transactions including, but not limited to, credit default swaps, forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting position in securities, currencies, or other options, forward currency contracts, or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets. To the extent that a credit default swap, futures contract, forward currency contract or option is deemed to be illiquid, the assets used to cover a Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

     To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the purchased option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

     Assets used as cover cannot be sold while the position in the corresponding position is open unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     GENERAL RISKS OF HEDGING STRATEGIES. The use by the Funds of hedging strategies involves special considerations and risks, as described below.

     (1) Successful use of hedging transactions depends upon Invesco Aim's and the Sub-Advisors' ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While Invesco Aim and the Sub-Advisors are experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     (2) In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     (4) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Fund Policies

     FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of
(i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

     With respect to AIM Multi-Sector Fund:

     (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions;

     (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;

     (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act;

     (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security;

     (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

     (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

     (7) The Fund may not make personal loans or loans of its assets to persons who control or are under the common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests; or

     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

     With respect to AIM Select Real Estate Income Fund and the Structured
Funds:

     (1) With respect to the Structured Funds, the Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions;

     (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;

     (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act;

     (4) With respect to the Structured Funds, the Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security;

     (5) AIM Select Real Estate Income Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign companies principally engaged in the real estate industry and other real estate related investments. For purposes of the Fund's fundamental restriction regarding industry concentration, companies principally engaged in the real estate industry shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, financing, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs and other real estate operating companies that either own property or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry. Other real estate related investments may include but are not limited to commercial or residential mortgage backed securities, commercial property whole loans, and other types of equity and debt securities related to the real estate industry;

     (6) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

     (7) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

     (8) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests; or

     (9) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

     The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which Invesco Aim and the Sub-Advisors must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

     NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

     With respect to AIM Multi-Sector Fund:

     (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers, or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

     (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

     (4) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     (5) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

     (6) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objective, policies, and restrictions as the Fund.

     (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

With respect to AIM Select Real Estate Income Fund and the Structured Funds:

     (1) With respect to the Structured Funds, in complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

     (3) With respect to AIM Select Real Estate Income Fund, the Fund normally invests at least 80% of its assets in equity and debt securities of companies principally engaged in the real estate industry and other real-estate related investments. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions. With respect to the Structured Funds, in complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

     (4) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     (5) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

     (6) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

     (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     The Funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Funds will interpret the restriction and the related non-fundamental restriction to permit the Funds, subject to each Fund's investment objectives and general investment policies (as stated in the Funds' prospectuses and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds also will interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Funds' prospectuses and herein.

TEMPORARY DEFENSIVE POSITIONS

     In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments (including shares of Affiliated Money Market Funds).

PORTFOLIO TURNOVER

     For the fiscal years, or period for AIM Select Real Estate Income Fund, ended August 31, 2007 and 2006, the portfolio turnover rates for each Fund are presented in the table below. Unless otherwise indicated, variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions and/or changes in Invesco Aim's investment outlook.

          TURNOVER RATES             2007   2006
          --------------             ----   ----
AIM Multi-Sector Fund                 44%    66%
AIM Select Real Estate Income Fund    24%    23%
AIM Structured Core Fund              79%    25%
AIM Structured Growth Fund            91%     7%
AIM Structured Value Fund             62%     5%

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

     The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). Invesco Aim and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of Invesco Aim and its affiliates may release information about portfolio securities in certain contexts are provided below.

     PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on http://www.invescoaim.com(1):

               INFORMATION                 APPROXIMATE DATE OF WEBSITE POSTING    INFORMATION REMAINS POSTED ON WEBSITE
               -----------                 -----------------------------------   --------------------------------------
Top ten holdings as of month-end           15 days after month-end               Until replaced with the following
                                                                                 month's top ten holdings

Select holdings included in the Fund's     29 days after calendar quarter-end    Until replaced with the following
Quarterly Performance Update                                                     quarter's Quarterly Performance Update

Complete portfolio holdings as of          30 days after calendar quarter-end    For one year
calendar quarter-end

Complete portfolio holdings as of fiscal   60-70 days after fiscal quarter-end   For one year
quarter-end

     These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of Invesco Aim and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.invescoaim.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

     SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of Invesco Aim and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of Invesco Aim approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and Invesco Aim or its affiliates as part of granting its approval.

----------
(1) To locate a Fund's portfolio holdings information on http://www.invescoaim.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Fund Overview link and select the Fund from the drop-down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or his designee) of Invesco Aim and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which Invesco Aim provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the Fund and Invesco Aim or its affiliates brought to the Board's attention by Invesco Aim.

     Invesco Aim discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

     -    Attorneys and accountants;

     -    Securities lending agents;

     -    Lenders to the AIM Funds;

     -    Rating and rankings agencies;

     -    Persons assisting in the voting of proxies;

     -    AIM Funds' custodians;

     - The AIM Funds' transfer agent(s) (in the event of a redemption in kind)

     - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

     -    Financial printers;

     - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

     - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

     In many cases, Invesco Aim will disclose current portfolio holdings on a daily basis to these persons. In these situations, Invesco Aim has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom Invesco Aim provides non-public portfolio holdings on an ongoing basis.

     Invesco Aim will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over Invesco Aim and its affiliates or the Funds.

     The Holdings Disclosure Policy provides that Invesco Aim will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by Invesco Aim or one of its affiliates) for the selective disclosure of portfolio holdings information.

     DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. Invesco Aim and its affiliates that provide services to the Funds, the Sub-Advisors and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

     From time to time, employees of Invesco Aim and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since the Fund's most recent quarter-end and therefore may not be reflected on the list of a Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which Invesco Aim or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

     From time to time, employees of Invesco Aim and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Invesco Aim may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

     DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of Invesco Aim and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. Invesco Aim does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Invesco Aim believed was misusing the disclosed information.

     DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER INVESCO AIM-MANAGED PRODUCTS. Invesco Aim and its affiliates manage products sponsored by companies other than Invesco Aim, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by Invesco Aim and its affiliates may disclose the portfolio holdings of their products at different times than Invesco Aim discloses portfolio holdings for the AIM Funds.

     Invesco Aim provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). Invesco Aim may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which Invesco Aim has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for Invesco Aim's disclosure of similar portfolio holdings information for other AIM Funds on http://www.invescoaim.com. Invesco Aim provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that Invesco Aim discloses portfolio holdings information for the other AIM Funds on its website. Invesco Aim manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. Invesco Aim does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust. The Trustees, among other things, approve the investment objectives, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including the Funds' investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers, and approving the terms of their contracts with the Funds. On an ongoing basis, the Trustees exercise general oversight of these service providers.

     Certain trustees and officers of the Trust are affiliated with Invesco Aim and Invesco Aim Management, the parent corporation of Invesco Aim. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

     The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

     The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation, Distribution and Proxy Oversight Committee, and the Special Market Timing Litigation Committee (the "Committees").

     The members of the Audit Committee are Messrs. James T. Bunch (Vice Chair), Bruce L. Crockett, Lewis F. Pennock, Raymond Stickel, Jr. (Chair) and Dr. Larry Soll. The Audit Committee's primary purposes are to: (i) oversee qualifications and performance of the independent registered public accountants, (ii) appoint independent registered public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent registered public accountants to the Funds' investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Funds' audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR;
(viii) review the process for preparation and review of the Funds' shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Funds; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) the Funds' accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds' net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds. During the fiscal year ended August 31, 2007, the Audit Committee held six meetings.

     The members of the Compliance Committee are Messrs. Frank S. Bayley, Crockett (Chair), Albert R. Dowden (Vice Chair) and Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco Aim and INVESCO Funds Group, Inc. ("IFG");
(iii) recommending to the independent trustees the appointment and removal of Invesco Aim's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of Invesco Aim

(the "Report") and any objections made by Invesco Aim with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of Invesco Aim, upon the conclusion by such third party of a compliance review of Invesco Aim; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer; (vi) reviewing all recommendations made by the Senior Officer regarding Invesco Aim's compliance procedures; (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of Invesco Aim's fiduciary duties to Fund shareholders and of Invesco Aim's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of Invesco Aim's Internal Compliance Controls Committee; (xi) reviewing all reports made by Invesco Aim's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of Invesco Aim's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. ("Invesco") that are applicable to the Funds or its service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco Aim, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended August 31, 2007, the Compliance Committee held seven meetings.

     The members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling and Dr. Prema Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended August 31, 2007, the Governance Committee held eight meetings.

     Notice procedures set forth in the Trust's bylaws require that any shareholder of the Funds desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

     The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Stickel, Philip A. Taylor and Drs. Mathai-Davis (Vice Chair) and Soll (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by Invesco Aim and the Sub-Advisors; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended August 31, 2007, the Investments Committee held six meetings.

     The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

     The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), Taylor and Drs. Mathai-Davis and Soll. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of the AIM Funds.

     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from Invesco Aim regarding fair value determinations made pursuant to the Pricing Procedures by Invesco Aim's internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of Invesco Aim's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of Invesco Aim evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of Invesco Aim, assisting Invesco Aim's internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from Invesco Aim regarding liquidity determinations made pursuant to the Liquidity Procedures by Invesco Aim and making reports and recommendations to the full Board with respect thereto, and
(vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by Invesco Aim and the Sub-Advisors, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by Invesco Aim and the Sub-Advisors regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting Invesco Aim in resolving particular proxy voting issues. The Valuation, Distribution and Proxy Oversight Committee was formed effective January 1, 2008. It succeeded to the Valuation Committee which existed prior to 2008. During the fiscal year ended August 31, 2007, the Valuation, Distribution and Proxy Oversight Committee held five meetings.

     The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by Invesco Aim 's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with Invesco Aim, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and
(iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended August 31, 2007, the Special Market Timing Litigation Committee held one meeting.

Trustee Ownership of Fund Shares

     The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

COMPENSATION

     Each trustee who is not affiliated with Invesco Aim is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco Aim during the year ended December 31, 2007 is found in Appendix D.

Retirement Plan For Trustees

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with Invesco Aim.

     The trustees have also adopted a retirement policy that permits each non-Invesco Aim-affiliated trustee to serve until December 31 of the year in which the trustee turns 75. A majority of the trustees may extend from time to time the retirement date of a trustee.


     Annual retirement benefits are available to each non- Invesco Aim-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect for such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments, based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

Deferred Compensation Agreements

     Messrs. Crockett, Edward K. Dunn, Jr. (a former trustee), Fields, Frischling and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustee. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

     The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. Invesco Aim Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

     Invesco Aim, the Trust, Invesco Aim Distributors and the Sub-Advisors have adopted Codes of Ethics which apply to all AIM Fund trustees and officers, employees of Invesco Aim, the Sub-Advisors and their affiliates and governs, among other things, personal trading activities of such persons. The Codes of Ethics are intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds --Registered Trademark--. Personal trading, including personal trading involving securities that may be purchased or held by a fund within The AIM Family of Funds --Registered Trademark--, is permitted under the Codes subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.

PROXY VOTING POLICIES

     The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the following Advisor/Sub-Advisor (as defined herein):

               FUND                   ADVISOR/SUB-ADVISOR
               ----                  ---------------------
AIM Multi-Sector Fund                Invesco Aim
AIM Select Real Estate Income Fund   Invesco Institutional
AIM Structured Core Fund             Invesco Institutional
AIM Structured Growth Fund           Invesco Institutional
AIM Structured Value Fund            Invesco Institutional

Invesco Aim or the Sub-Advisor, as applicable, will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

     Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.


     Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2008 is available at our website, http://www.invescoaim.com. This information will also be available at the SEC website, http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Funds and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

     Invesco Aim, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 225 investment portfolios encompassing a broad range of investment objectives. Invesco Aim is a direct, wholly owned subsidiary of Invesco Aim Management, a holding company that has been engaged in the financial services business since 1976. Invesco Aim Management is an indirect, wholly owned subsidiary of Invesco. Invesco and its subsidiaries are an independent global investment management group. Certain of the directors and officers of Invesco Aim are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

     As investment advisor, Invesco Aim supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. Invesco Aim obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Master Investment Advisory Agreement (the "Advisory Agreement") provides that, in fulfilling its responsibilities, Invesco Aim may engage the services of other investment managers with respect to the Funds. The investment advisory services of Invesco Aim are not exclusive and Invesco Aim is free to render investment advisory services to others, including other investment companies.

     Invesco Aim is also responsible for furnishing to the Funds, at Invesco Aim's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

     The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by Invesco Aim, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.


     Invesco Aim, at its own expense, furnishes to the Trust office space and facilities. Invesco Aim furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.


     Pursuant to the Advisory Agreement with the Trust, Invesco Aim receives a monthly fee from each Fund calculated at the following annual rates based on the average daily net assets of each Fund during the year. Each Fund allocates advisory fees to a class based on the relative net asset of each class.

                                                                                                         MAXIMUM ADVISORY FEE
                                           ANNUAL RATE/NET ASSET PER        MAXIMUM ADVISORY FEE RATE   RATES COMMITTED UNTIL
              FUND NAME                        ADVISORY AGREEMENT             AFTER JANUARY 1, 2005              DATE
              ---------              ------------------------------------   -------------------------   ---------------------
AIM Multi-Sector Fund                0.695% of the first $250M                          N/A                     N/A
                                     0.67% of the next $250M
                                     0.645% of the next $500M
                                     0.62% of the next $1.5B
                                     0.595% of the next $2.5B
                                     0.57% of the next $2.5B
                                     0.545% of the next $2.5B
                                     0.52% of the excess over $10B

AIM Select Real Estate Income Fund   0.75% of the first $250 million
                                     0.74% of the next $250 million                     N/A                     N/A
                                     0.73% of the next $500 million
                                     0.72% of the next $1.5 billion
                                     0.71% of the next $2.5 billion
                                     0.70% of the next $2.5 billion
                                     0.69% of the next $2.5 billion
                                     0.68% of the excess over $10 billion

AIM Structured Core Fund             0.60% of first $250M
AIM Structured Growth Fund           0.575% of next $250M                               N/A                     N/A
AIM Structured Value Fund            0.55% of next $500M
                                     0.525% of next $1.5B
                                     0.50% of next $2.5B
                                     0.475% of next $2.5B
                                     0.45% of next 2.5B
                                     0.425% of excess over $10B

     Invesco Aim may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Aim will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between Invesco Aim and the Fund.


     Invesco Aim has contractually agreed through at least June 30, 2009 to waive advisory fees payable by each Fund in an amount equal to 100% of the advisory fee Invesco Aim receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in the Affiliated Money Market Funds. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."



     Invesco Aim also has contractually agreed through at least June 30, 2009 to waive advisory fees or reimburse expenses to the extent necessary to limit total Net Annual Fund Operating Expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by each Fund's Board; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement) for the following Funds' shares as follows:



             FUND               EXPENSE LIMITATION
             ----               ------------------
AIM Structured Core Fund
   Class A Shares                      0.60%
   Class B Shares                      1.35%
   Class C Shares                      1.35%
   Class R Shares                      0.85%
   Class Y Shares                      0.35%
   Investor Class                      0.60%
   Institutional Class Shares          0.35%

AIM Structured Growth Fund
   Class A Shares                      1.00%
   Class B Shares                      1.75%
   Class C Shares                      1.75%
   Class R Shares                      1.25%
   Class Y Shares                      0.75%
   Institutional Class Shares          0.75%

AIM Structured Value Fund
   Class A Shares                      1.00%
   Class B Shares                      1.75%
   Class C Shares                      1.75%
   Class R Shares                      1.25%
   Class Y Shares                      0.75%
   Institutional Class Shares          0.75%


The above contractual fee waivers or reductions are set forth in the Fee Table to each Structured Fund's Prospectus and may not be terminated or amended to a Fund's detriment during the period stated in the agreement between Invesco Aim and such Structured Fund.

     Currently, the only expense offset arrangements from which each of the Structured Funds benefit are in the form of credits that each Structured Fund receives from banks where each Structured Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by each Structured Fund.

     The management fees payable by AIM Multi-Sector Fund and the Structured Funds, the amounts waived by Invesco Aim and the net fees paid by each Fund for the last three fiscal years ended August 31 are found in Appendix G. The management fees payable by AIM Select Real Estate Income Fund and the Closed-End Fund for the period January 1, 2007 through August 31, 2007 and the fiscal years ended December 31, 2006, 2005 and 2004, are found in Appendix G.

INVESTMENT SUB-ADVISORS


     Invesco Aim has entered into a Master Intergroup Sub-Advisory Contract (the "Sub-Advisory Agreement") with certain affiliates to serve as sub-advisors to the Funds, pursuant to which these affiliated sub-advisors may be appointed by Invesco Aim from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisors, each of which is a registered investment advisor under the Investment Advisers Act of 1940 are:



     Invesco Asset Management Deutschland GmbH ("Invesco Deutschland");


     Invesco Asset Management Limited ("Invesco Asset Management");

     Invesco Asset Management (Japan) Limited ("Invesco Japan");

     Invesco Australia Limited ("Invesco Australia");

     Invesco Global Asset Management (N.A.), Inc. ("Invesco Global");

     Invesco Hong Kong Limited ("Invesco Hong Kong");

     Invesco Institutional (N.A.), Inc. ("Invesco Institutional");

     Invesco Senior Secured Management, Inc. ("Invesco Senior Secured"); and


     Invesco Trimark Ltd.; (each a "Sub-Advisor" and collectively, the "Sub-Advisors").


     Invesco Aim and each Sub-Advisor are indirect wholly owned subsidiaries of Invesco.

The only fees payable to the Sub-Advisors under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco Aim will pay each Sub-Advisor a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco Aim receives from the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Advisor shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco Aim, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisors under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco Aim receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco Aim, if any.

PORTFOLIO MANAGERS

     Appendix H contains the following information regarding the portfolio managers identified in each Fund's prospectus:

     -    The dollar range of the managers' investments in each Fund.

     -    A description of the managers' compensation structure.

     - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

SECURITIES LENDING ARRANGEMENTS

     If a Fund engages in securities lending, Invesco Aim will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by Invesco Aim if a Fund engages in securities lending activities, as well as the compensation Invesco Aim may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines;
(b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with Invesco Aim's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     Invesco Aim's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services Invesco Aim will provide, a lending Fund will pay Invesco Aim a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. Invesco Aim currently waives such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

     ADMINISTRATIVE SERVICES AGREEMENT. Invesco Aim and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which Invesco Aim may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by Invesco Aim under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco Aim is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, Invesco Aim is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

     Administrative services fees paid to Invesco Aim by AIM Multi-Sector Fund and the Structured Funds for the last three fiscal years ended August 31 are found in Appendix I. Administrative services fees paid to Invesco Aim by AIM Select Real Estate Income Fund and the Closed-End Fund for the period ended August 31, 2007 and the fiscal years ended December 31, 2006, 2005 and 2004, are found in Appendix I.

OTHER SERVICE PROVIDERS

     TRANSFER AGENT. Invesco Aim Investment Services, Inc. ("Invesco Aim Investment Services"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly owned subsidiary of Invesco Aim, is the Trust's transfer agent.


     The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and Invesco Aim Investment Services provides that Invesco Aim Investment Services will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, Y, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the

Funds, will pay Invesco Aim Investment Services at an annual rate per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. For servicing accounts holding Institutional Class shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Aim Investment Services a fee per trade executed, to be billed monthly, plus certain out of pocket expenses. In addition, all fees payable by Invesco Aim Investment Services or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by Invesco Aim Investment Services if the accounts serviced by such intermediaries were serviced by Invesco Aim Investment Services directly. For more information regarding such payments to intermediaries, see the discussion under "Sub-Accounting and Network Support Payments" below.

     SUB-TRANSFER AGENT. AFMI, 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of Invesco, provides services to the Trust as a sub-transfer agent, pursuant to an agreement between AFMI and Invesco Aim Investment Services. The Trust does not pay a fee to AFMI for these services. Rather, AFMI is compensated by Invesco Aim Investment Services, as a sub-contractor.

     CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. JPMorgan Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

     The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. Invesco Aim is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

     Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, TX 77002, as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board.

     COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisors have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisors' procedures do not materially differ from Invesco Aim's procedures discussed below.

BROKERAGE TRANSACTIONS

     Invesco Aim or the Sub-Advisor makes decisions to buy and sell securities for each Fund, selects broker-dealers (each, a "Broker"), effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Invesco Aim and the Sub-Advisor's primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While Invesco Aim and the Sub-Advisors seek reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

     Some of the securities in which the Funds invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Fund) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

     Brokerage commissions paid by AIM Multi-Sector Fund and the Structured Funds during the last three fiscal years ended August 31 are found in Appendix
J. Brokerage commissions paid by AIM Select Real Estate Income Fund and the Closed-End Fund during the fiscal period ended August 31, 2007 and the fiscal years ended December 31, 2006, 2005 and 2004 are found in Appendix J.

COMMISSIONS


     During the last three fiscal years ended August 31, AIM Multi-Sector Fund and each of the Structured Funds did not pay brokerage commissions to Brokers affiliated with the Funds, Invesco Aim , Invesco Aim Distributors, the Sub-Advisors or any affiliates of such entities. During the period January 1, 2007 through August 31, 2007 and the fiscal years ended December 31, 2006, 2005 and 2004 neither AIM Select Real Estate Income Fund nor the Closed-End Fund paid brokerage commissions to Brokers affiliated with AIM Select Real Estate Income Fund or the Closed-End Fund, Invesco Aim , Invesco Aim Distributors, the Sub-Advisors or any affiliates of such entities.


     The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follows procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

     Invesco Aim 's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, Invesco Aim considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. Invesco AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, Invesco Aim will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. Invesco Aim will not select Brokers based upon their promotion or sale of Fund shares.

     In choosing Brokers to execute portfolio transactions for the Funds, Invesco Aim may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which Invesco Aim and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that Invesco Aim, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), Invesco Aim must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [Invesco Aim 's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist Invesco Aim in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to Invesco Aim.

     Invesco Aim faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because Invesco Aim is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco Aim's expenses to the extent that Invesco Aim would have purchased such products had they not been provided by Brokers. Section 28(e) permits Invesco Aim to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco Aim -managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco Aim -managed accounts, effectively cross subsidizing the other Invesco Aim -managed accounts that benefit directly from the product. Invesco Aim may not use all of the Soft Dollar Products provided by Brokers through which the Fund effects securities transactions in connection with managing such Fund.

     Invesco Aim and certain of its affiliates presently engage in the following instances of cross-subsidization:

     1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage certain fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by Invesco Aim or Invesco Aim Capital Management, Inc. ("Invesco Aim Capital"), a subsidiary of Invesco Aim. In other words, certain fixed income AIM Funds are cross-subsidized by the equity AIM Funds in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

     2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of Invesco Aim and/or Invesco Aim Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

          This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by Invesco Aim are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by Invesco Aim Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by Invesco Aim Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by Invesco Aim. In certain circumstances, Invesco Aim Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by Invesco Aim or Invesco Aim Capital.

     3. Some of the common investment models used to manage various AIM Funds and other accounts of Invesco Aim and/or Invesco Aim Capital are also used to manage accounts of Invesco Aim Private Asset Management, Inc. ("IAPAM"), another Invesco Aim subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used to maintain the investment models relied upon by Invesco Aim, Invesco Aim Capital and IAPAM. This cross-subsidization occurs in only one direction. Most of IAPAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used for Soft Dollar Products which may benefit the accounts managed by Invesco Aim, Invesco Aim Capital and IAPAM; however, IAPAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by Invesco Aim or Invesco Aim Capital.

     Invesco Aim and Invesco Aim Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco Aim and Invesco Aim Capital conclude that the Broker supplying the product is capable of providing best execution.

     Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. Invesco Aim uses soft dollars to purchase two types of Soft Dollar Products:

     -    proprietary research created by the Broker executing the trade, and

     - other products created by third parties that are supplied to Invesco Aim through the Broker executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Invesco Aim periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that Invesco Aim receives from each Broker, Invesco Aim develops an estimate of each Broker's share of Invesco Aim clients' commission dollars. Invesco Aim attempts to direct trades to the firms to meet these estimates.

     Invesco Aim also uses soft dollars to acquire products from third parties that are supplied to Invesco Aim through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. Invesco Aim may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which Invesco Aim has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     Soft Dollar Products received from Brokers supplement Invesco Aim 's own research (and the research of certain of its affiliates), and may include the following types of products and services:

     - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

     - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

     - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

     - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

     - Fundamental/Industry Analysis - industry specific fundamental investment research.

     - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

     - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

     If Invesco Aim determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco Aim will allocate the costs of such service or product accordingly in its reasonable discretion. Invesco Aim will allocate brokerage commissions to Brokers only for the portion of the service or product that Invesco Aim determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

     Outside research assistance is useful to Invesco Aim since the Brokers used by Invesco Aim tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco Aim's staff follows. In addition, such services provide Invesco Aim with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco Aim's clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco Aim believes that because Broker research supplements rather than replaces Invesco Aim's research, the receipt of such research tends to improve the quality of Invesco Aim's investment advice. The advisory fee paid by the Funds is not reduced because Invesco Aim receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

     Invesco Aim may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that Invesco Aim believes such Brokers provide best execution and such transactions are executed in compliance with Invesco Aim's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. Invesco Aim will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

     Directed brokerage (research services) paid by AIM Multi-Sector Fund and the Structured Funds during the last fiscal year ended August 31, 2007 are found in Appendix K. Directed brokerage (research services) paid by AIM Select Real Estate Income Fund and the Closed-End Fund for the period January 1, 2007 through August 31, 2007 is found in Appendix K.

REGULAR BROKERS

     Information concerning AIM Multi-Sector Fund and the Structured Funds acquisition of securities of their Brokers during the last fiscal year ended August 31, 2007 is found in Appendix K. Information concerning AIM Select Real Estate Income Fund and the Closed-End Fund's acquisition of securities of its Brokers for the period January 1, 2007 through August 31, 2007 is found in Appendix K.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     Invesco Aim and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the AIM Funds and by another fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, Invesco Aim will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco Aim to be fair and equitable. Invesco Aim may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

     Certain of the AIM Funds or other accounts managed by Invesco Aim may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or other account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be Invesco Aim's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:

     Invesco Aim or the Sub-Advisor will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies and current holdings. The allocations of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.

     AFMI, Invesco Australia, Invesco Hong Kong and Invesco Japan allocate IPOs on a pro rata basis based on size of order or in such other manner believed by AFMI, Invesco Australia, Invesco Hong Kong and Invesco Japan to be fair and equitable.

     Invesco Asset Management, Invesco Global and Invesco Institutional allocate equity IPOs on a pro rata basis based on account size or in such other manner believed by Invesco Asset Management, Invesco Global and Invesco Institutional to be fair and equitable.

     Invesco Deutschland and Invesco Senior Secured do not subscribe to IPOs.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES


TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES



     If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.



     If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.



PURCHASE AND REDEMPTION OF SHARES



Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund



     INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of four categories to determine the applicable initial sales charge for its Class A shares. The sales charge is used to compensate Invesco Aim Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.



     Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.



CATEGORY I FUNDS

AIM Asia Pacific Growth Fund
AIM Basic Balanced Fund
AIM Basic Value Fund
AIM Capital Development Fund
AIM Charter Fund
AIM China Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Developing Markets Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund

AIM Gold & Precious Metals Fund
AIM Growth Allocation Fund
AIM Income Allocation Fund
AIM Independence Now Fund
AIM Independence 2010 Fund
AIM Independence 2020 Fund
AIM Independence 2030 Fund
AIM Independence 2040 Fund
AIM Independence 2050 Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM Japan Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Multi-Sector Fund
AIM Real Estate Fund
AIM Select Equity Fund
AIM Select Real Estate Income Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund
AIM Summit Fund
AIM Technology Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund



                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                        As a           As a           As a
                                     Percentage     Percentage    Percentage
                                    of the Public   of the Net   of the Public
    Amount of Investment in           Offering        Amount        Offering
      Single Transaction                Price        Invested        Price
    -----------------------         -------------   ----------   -------------
             Less than $   25,000        5.50%          5.82%         4.75%
$ 25,000 but less than $   50,000        5.25           5.54          4.50
$ 50,000 but less than $  100,000        4.75           4.99          4.00
$100,000 but less than $  250,000        3.75           3.90          3.00
$250,000 but less than $  500,000        3.00           3.09          2.50
$500,000 but less than $1,000,000        2.00           2.04          1.60



CATEGORY II FUNDS

AIM Core Bond Fund
AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM International Total Return Fund
AIM Municipal Bond Fund
AIM U.S. Government Fund

                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                        As a           As a           As a
                                     Percentage     Percentage    Percentage
                                    of the Public   of the Net   of the Public
    Amount of Investment in           Offering        Amount        Offering
      Single Transaction                Price        Invested        Price
    -----------------------         -------------   ----------   -------------
             Less than $   50,000        4.75%         4.99%           4.00%
$ 50,000 but less than $  100,000        4.00          4.17            3.25
$100,000 but less than $  250,000        3.75          3.90            3.00
$250,000 but less than $  500,000        2.50          2.56            2.00
$500,000 but less than $1,000,000        2.00          2.04            1.60



CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund



                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                        As a           As a           As a
                                     Percentage     Percentage    Percentage
                                    of the Public   of the Net   of the Public
    Amount of Investment in           Offering        Amount        Offering
       Single Transaction               Price        Invested        Price
    -----------------------         -------------   ----------   -------------
             Less than $  100,000        1.00%         1.01%           0.75%
$100,000 but less than $  250,000        0.75          0.76            0.50
$250,000 but less than $1,000,000        0.50          0.50            0.40



     As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.



CATEGORY IV FUNDS

AIM Floating Rate Fund
AIM LIBOR Alpha Fund
AIM Short Term Bond Fund



                                                                     Dealer
                                      Investor's Sales Charge      Concession
                                    --------------------------   -------------
                                        As a           As a           As a
                                     Percentage     Percentage    Percentage
                                    of the Public   of the Net   of the Public
    Amount of Investment in           Offering        Amount        Offering
       Single Transaction               Price        Invested        Price
    -----------------------         -------------   ----------   -------------
             Less than $  100,000       2.50%          2.56%           2.00%
$100,000 but less than $  250,000       2.00           2.04            1.50
$250,000 but less than $  500,000       1.50           1.52            1.25
$500,000 but less than $1,000,000       1.25           1.27            1.00

     LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A shares of Category I, II, III or IV Funds do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, III or IV Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I, II or IV Funds, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.



     Invesco Aim Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.



     PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. Invesco Aim Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code:



                              PERCENT OF PURCHASES



1% of the first $2 million
plus 0.80% of the next $1 million
plus 0.50% of the next $17 million
plus 0.25% of amounts in excess of $20 million



     If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).



     If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I, II or IV Fund, Invesco Aim Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II or IV Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.



     PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I, II and IV Funds, Invesco Aim Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of such Class A shares is a new investment (as defined below):



                              PERCENT OF PURCHASES



0.50% of the first $20 million
plus 0.25% of amounts in excess of $20 million

     This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.



     A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If Invesco Aim Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, Invesco Aim Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.



     With regard to any individual jumbo accumulation purchase, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).



     PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."



DEFINITIONS



     As used herein, the terms below shall be defined as follows:



     - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;



     -    "Spouse" is the person to whom one is legally married under state law;



     - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;



     - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;



     -    "Parent" is a person's biological or adoptive mother or father;



     - "Step-child" is the child of one's Spouse by a previous marriage or relationship;



     -    "Step-parent" is the Spouse of a Child's Parent; and



     - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

INDIVIDUALS



     - an Individual (including his or her spouse or domestic partner, and children);



     - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and



     - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).



EMPLOYER-SPONSORED RETIREMENT PLANS



     - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:



          a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);



          b.   each transmittal is accompanied by checks or wire transfers; and



          c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies Invesco Aim Distributors in writing that the separate accounts of all plan participants should be linked, and
               (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.



     HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.



LETTERS OF INTENT



     A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.



     The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:



Calculating the Initial Sales Charge



     - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).



     - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     - The offering price may be further reduced as described below under "Rights of Accumulation" if Invesco Aim Investment Services, the Funds' transfer agent ("Transfer Agent") is advised of all other accounts at the time of the investment.



     - Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI.



Calculating the Number of Shares to be Purchased



     - Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effective date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI.



     - If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at anytime prior to the completion of the original LOI. This revision will not change the original expiration date.



     - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.



Fulfilling the Intended Investment



     - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.



     - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.



     - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.



Canceling the LOI



     - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to Invesco Aim Distributors or its designee.



     - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Other Persons Eligible for the LOI Privilege



     The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.



LOIs and Contingent Deferred Sales Charges



     All LOIs to purchase $1,000,000 or more of Class A shares of Category I, II and IV Funds are subject to an 18-month, 1% CDSC.



RIGHTS OF ACCUMULATION



     A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, Invesco Aim Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.



     If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.



     To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.



     Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.



     If an investor's new purchase of Class A shares of a Category I, II or IV Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period.



REINSTATEMENT FOLLOWING REDEMPTION



     If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested in Class A shares with no initial sales charge. This reinstatement privilege does not apply to:



     - A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or



     - A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.



     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

     OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. Invesco Aim Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.



     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.



     PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. Invesco Aim Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with Invesco Aim and certain programs for purchase. It is the purchaser's responsibility to notify Invesco Aim Distributors or its designee of any qualifying relationship at the time of purchase.



     Invesco Aim Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through Invesco Aim Distributors without payment of a sales charge.



     Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:



     - Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or employee benefit plan maintained by any of the persons listed above;



     - Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;



     - Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the Funds (this includes any members of their Immediate Family);



     - Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship);



     - Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account;



     - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:



          a.   the plan has assets of at least $1 million;

          b. there are at least 100 employees eligible to participate in the plan; or



          c. all plan transactions are executed through a single omnibus account per Fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;



     -    "Grandfathered" shareholders as follows:



          a. Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;



          b. Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of AIM Constellation Fund or AIM Charter Fund, respectively;



          c. Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Constellation Fund is effected within 30 days of the redemption or repurchase;



          d. A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;



          e. Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;



          f. Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;



          g. Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund; and



          h. Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares.



     - Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and members of their Immediate Family);



     -    Qualified Tuition Programs created and maintained in accordance with
          Section 529 of the Code;



     -    Insurance company separate accounts;

     - Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:



          a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;



          b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and



          c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.



     - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and



     - Rollovers from Invesco Aim held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an Invesco Aim IRA.



     In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:



     -    when reinvesting dividends and distributions;



     - when exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund; as more fully described in the Prospectus;



     - the purchase of shares in connection with the repayment of a retirement plan loan administered by Invesco Aim Investment Services;



     - as a result of a Fund's merger, consolidation or acquisition of the assets of another Fund;



     - the purchase of Class A shares with proceeds from the redemption of Class B, Class C or Class Y shares where the redemption and purchase are effectuated on the same business day; or



     -    when buying Class A shares of AIM Tax-Exempt Cash Fund.



     PAYMENTS TO DEALERS. Invesco Aim Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with Invesco Aim Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.



     The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Distributors or one or more of its corporate affiliates (collectively, the "Invesco Aim Distributors Affiliates"). In addition to those payments, Invesco Aim Distributors Affiliates may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM Funds. Invesco Aim Distributors Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of underwriting concessions and from payments to Invesco Aim Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, Invesco Aim Distributors Affiliates will be reimbursed directly by the AIM Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor, or one or more of its affiliates, may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM Funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. Invesco Aim Distributors Affiliates do not make an independent assessment of the cost of providing such services.



     A list of certain financial advisors that received one or more types of payments below during the prior calendar year is attached here as Appendix L. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial advisors not listed below. Accordingly, please contact your financial advisor to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.



     FINANCIAL SUPPORT PAYMENTS. Invesco Aim Distributors Affiliates make financial support payments as incentives to certain financial advisors to promote and sell shares of AIM Funds. The benefits Invesco Aim Distributors Affiliates receive when they make these payments include, among other things, placing AIM Funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Financial support payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM Funds in its fund sales system (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below).



     The financial support payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of AIM Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of the public offering price of all such shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM Funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Funds in investor accounts. Invesco Aim Distributors Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.



     SUB-ACCOUNTING AND NETWORKING SUPPORT PAYMENTS. Invesco Aim Investment Services, an Invesco Aim Distributors Affiliate, acts as the transfer agent for the AIM Funds, registering the transfer, issuance and redemption of AIM Fund shares, and disbursing dividends and other distributions to AIM Funds shareholders. However, many AIM Fund shares are owned or held by financial advisors, as that term is defined above, for the benefit of their customers. In those cases, the AIM Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agency functions for these accounts are performed by the financial advisor. In these situations, Invesco Aim Distributors Affiliates may make payments to financial advisors that sell AIM Fund shares for certain transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of average annual assets of such share classes or $19 per annum per shareholder account (for non-Institutional Class shares only). Invesco Aim Distributors Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Invesco Aim Distributors Affiliates may make under this category include, among others, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems.

     All fees payable by Invesco Aim Distributors Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the AIM Funds, subject to certain limitations approved by the Board of the Trust.



     OTHER CASH PAYMENTS. From time to time, Invesco Aim Distributors Affiliates, at their expense and out of their own resources, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by Invesco Aim Distributors Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial advisor, one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems, financial assistance to financial advisors that enable Invesco Aim Distributors Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA") (formerly, NASD, Inc.). Invesco Aim Distributors Affiliates make payments for entertainment events it deems appropriate, subject to Invesco Aim Distributors Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.



     Invesco Aim Distributors Affiliates are motivated to make the payments described above since they promote the sale of AIM Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM Funds or retain shares of AIM Funds in their clients' accounts, Invesco Aim Distributors Affiliates benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the AIM Funds with respect to those assets.



     In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Distributors Affiliates or the AIM Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial advisor at the time of purchase.



Purchases of Class B Shares



     Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.



Purchases of Class C Shares



     Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Funds other than AIM Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to AIM Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where Invesco Aim Distributors grants an exemption on particular transactions.



Payments with Regard to Converted Class K Shares



     For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, Invesco Aim Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from Invesco Aim Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.



Purchase and Redemption of Class P Shares



     Certain former investors in the AIM Summit Plans I and II may acquire Class P shares at net asset value. Please see AIM Summit Fund's Prospectus for details.



Purchases of Class R Shares



     Class R shares are sold at net asset value, and are not subject to an initial sales charge. If Invesco Aim Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I, II or IV Funds, Invesco Aim Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:



                         PERCENT OF CUMULATIVE PURCHASES



0.75% of the first $5 million
plus 0.50% of amounts in excess of $5 million



     With regard to any individual purchase of Class R shares, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).



Purchases of Class Y Shares



     Class Y shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Prospectus for more information.



Purchases of Investor Class Shares



     Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Invesco Aim Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately. The Investor Class is closed to new investors.



Purchases of Institutional Class Shares



     Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Institutional Class Prospectus for more information.

Exchanges



     TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.



Redemptions



     GENERAL. Shares of the AIM Funds may be redeemed directly through Invesco Aim Distributors or through any dealer who has entered into an agreement with Invesco Aim Distributors. In addition to the Funds' obligation to redeem shares, Invesco Aim Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with Invesco Aim Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by Invesco Aim Investment Services, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by Invesco Aim Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.



     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (NYSE) is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.



     SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. At the time the withdrawal plan is established, the total account value must be $5,000 or more. Under a Systematic Redemption Plan, all shares are to be held by Invesco Aim Investment Services. To provide funds for payments made under the Systematic Redemption Plan, Invesco Aim Investment Services redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.



     Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.



     Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.



Contingent Deferred Sales Charges Imposed upon Redemption of Shares



     A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II and IV Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond

Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.



     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or IV Fund, will not be subject to a CDSC upon the redemption of those shares in the following situations:



     - Redemptions of shares of Category I, II or IV Funds held more than 18 months;



     - Redemptions of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;



     - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;



     - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;



     - Redemptions following the death or post-purchase disability of (i) any registered shareholders on an account or (ii) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC; and



     - Amounts from a monthly, quarterly or annual Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more.



     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:



     - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with Invesco Aim Investment Services on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;



     - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;



     - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
          Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular

          Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;



     - Amounts from a monthly or quarterly Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more;



     - Liquidation initiated by the Fund when the account value falls below the minimum required account size of $500; and



     -    Investment account(s) of Invesco Aim and its affiliates.



     CDSCs will not apply to the following redemptions of Class C shares:



     - A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;



     - Redemption of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class C shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class C shares held by the plan;and



     - Redemptions of Class C shares of a Fund other than AIM LIBOR Alpha Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund.



     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES. CDSCs will not apply to the following redemptions of Class R shares:



     - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and



     - Redemptions of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.



General Information Regarding Purchases, Exchanges and Redemptions



     GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with Invesco Aim Investment Services policy and procedures and U.S. regulations. Invesco Aim Investment Services reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor or financial intermediary must supply Invesco Aim Investment Services with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to Invesco Aim Investment Services in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.



     AUTHORIZED AGENTS. Invesco Aim Investment Services and Invesco Aim Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent or its designee.



     SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to Invesco Aim as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.



     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in Invesco Aim Investment Services' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary public signatures are not an acceptable replacement for a signature guarantee. Invesco Aim Investment Services will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution" and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of Invesco Aim Investment Services.



     TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints Invesco Aim Investment Services as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by Invesco Aim Investment Services in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. Invesco Aim Investment Services and Invesco Aim Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that Invesco Aim Investment Services and Invesco Aim Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. Invesco Aim Investment Services reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.



     INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN the investor acknowledges and agrees that neither Invesco Aim Investment Services nor Invesco Aim Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds. Policies for processing transactions via the Internet may differ from policies for transactions via telephone due to system settings.



     ABANDONED PROPERTY. It is the responsibility of the investor to ensure that Invesco Aim Investment Services maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to Invesco Aim Investment Services. Upon receiving returned mail, Invesco Aim Investment Services will attempt to locate the investor or rightful owner of the account. If unsuccessful, Invesco Aim Investment Services will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. Invesco Aim Investment Services is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.



     MISCELLANEOUS FEES. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:



     - an annual custodial fee on accounts where Invesco Aim Distributors acts as the prototype sponsor;



     -    expedited mailing fees in response to overnight redemption requests;
          and



     - copying and mailing charges in response to requests for duplicate statements.



Please consult with your intermediary for further details concerning any applicable fees.






INSTITUTIONAL CLASS SHARES



     Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to Invesco Aim Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to Invesco Aim Investment Services.

     Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give Invesco Aim Investment Services all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

     A financial intermediary may submit a written request to Invesco Aim Investment Services for correction of transactions involving Fund shares. If Invesco Aim Investment Services agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse a Fund for any resulting loss.

     An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Funds, except through the reinvestment of distributions.

     Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to Invesco Aim Investment Services, an investor may change the bank account designated to receive redemption proceeds. Invesco Aim Investment Services may request additional documentation.

     Invesco Aim Investment Services may request that an intermediary maintain separate master accounts in the Funds for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and sub-accounts to satisfy the minimum investment requirement.

     Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with Invesco Aim Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

OFFERING PRICE

     The following formula may be used to determine the public offering price per Class A share of an investor's investment:

     Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.


For example, at the close of business on August 29, 2008, AIM Multi-Sector Fund
- Class A shares had a net asset value per share of $25.33. The offering price, assuming an initial sales charge of 5.50%, therefore was $26.80.


     Institutional Class shares of the Fund are offered at net asset value.

Calculation of Net Asset Value

     Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts may be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts may be valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. Generally, the portfolio securities for non-money market funds are recorded in the NAV no later than trade date plus one, except on fiscal quarter ends, such securities are recorded on trade date. For money market funds, portfolio securities are recorded in the NAV on trade date. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net asset value of the Fund at period end.

     A security listed or traded on an exchange (excluding convertible bonds) held by a Fund is valued at its last sales price or official closing price on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Each equity security traded in the over-the-counter market is valued on the basis of prices furnished by independent pricing services vendors or market makers. Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and Corporate Loans and in the case of debt obligations (excluding Corporate Loans), the mean between the last bid and ask prices.

     Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

     Short-term investments (including commercial paper) are valued at amortized cost when the security has 60 days or less to maturity.

     Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If Invesco Aim believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value in good faith using procedures approved by the Board. Adjustments to closing prices to reflect fair value may also be based on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

     Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.

     Securities for which market quotations are not available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

REDEMPTIONS IN KIND

     Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind, if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of a Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING


     Accounts submitted without a correct, certified taxpayer identification number ("TIN") or, alternatively, a correctly completed and currently effective IRS Form W-8 (for non-resident aliens) or Form W-9 (for U.S. persons including resident aliens) accompanying the registration information will generally be subject to backup withholding.



     Each AIM Fund, and other payers, generally must withhold 28% of reportable dividends (whether paid in cash or reinvested in additional Fund Shares), including exempt-interest dividends, in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.


     An investor is subject to backup withholding if:

     1.   the investor fails to furnish a correct TIN to the Fund;

     2.   the IRS notifies the Fund that the investor furnished an incorrect
          TIN;

     3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

     4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

     5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

     Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.

     Certain payees and payments are exempt from backup withholding and information reporting. Invesco Aim or Invesco Aim Investment Services will not provide Form 1099 to those payees.

     Investors should contact the IRS if they have any questions concerning withholding.

     IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.


     NON-RESIDENT ALIENS - Non-resident alien individuals and foreign entities with a valid Form W-8 are not subject to the backup withholding previously discussed. The Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption. Non-resident alien individuals and some foreign entities failing to provide a valid Form W-8 may be subject to backup withholding and Form 1099 reporting.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS


     Each Fund, except AIM Select Real Estate Income Fund, intends to declare and pay annually net investment income dividends and any capital gain distributions. AIM Select Real Estate Income Fund intends to declare and pay any net investment dividends quarterly and to declare and pay any capital gain distributions annually. Each Fund, however, may declare and pay such income dividends and capital gains distributions more than once per year, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. A portion of the dividends paid by a REIT may be considered return of capital and would not currently be regarded as taxable income to AIM Select Real Estate Income Fund. In determining the amount of capital gains, if any, available for distribution, capital gains will generally be offset against available net capital losses, if any, carried forward from previous fiscal periods. It is each Fund's intention to distribute substantially all of its net investment income and capital gains net income (excess of capital gains over capital losses).


     All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Purchasing Shares - Automatic Dividend and Distribution Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

     Dividends on Class B, Class C and Class R shares of certain Funds are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B, Class C and Class R shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.


     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income that it distributes to shareholders, provided that it distributes an amount equal to
(i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement. Notwithstanding the foregoing, the Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.


     Each Fund presently intends to elect under applicable Treasury regulations to treat any net capital loss and any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding taxable year in determining its taxable income for the current taxable year. Certain Funds may also elect under the same regulations to treat all or part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.

     Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and/or gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income or capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.


     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies (to the extent such foreign currency gain is directly related to the regulated investment company's principal business of investing in stock or securities), or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement").

Under certain circumstances, the Fund may be required to sell portfolio holdings in order to meet this requirement.


     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of certain publicly traded partnerships.


     For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such futures contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

     Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighting of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

     Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.


     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain (net long-term capital gain over any net short-term capital loss)) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally would be eligible (to the extent discussed below) for the dividends received deduction in the case of corporate shareholders and will be included in the qualified dividend income of non-corporate shareholders. See "Fund Distributions" below.


     DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of

Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a forward foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as capital.


     Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).


     Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss unless certain elections have been made. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.


     Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

     Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

     SWAP AGREEMENTS. AIM Multi-Sector fund and AIM Select Real Estate Income Fund may enter into swap agreements as permitted by each Fund's prospectus. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain types of swap agreements. Moreover, the rules governing the tax aspects of certain types of these agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the IRS determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.


     PFIC INVESTMENTS. Certain Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.



     INVESTMENT IN TAXABLE MORTGAGE POOLS (EXCESS INCLUSION INCOME). Certain Funds may invest in U.S.-qualified REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, "taxable mortgage pools." Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund's income from a U.S.-qualified REIT that is attributable to the REIT's residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to Federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income
(UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.



     The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund's receipt and distribution of excess inclusion income.


     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent that shareholders have held their fund shares for a minimum required period and the distributions satisfy other requirements that are discussed below.


     A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at maximum rates of 15% or 25%, depending on the nature of the capital gain, for non-corporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forward) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


     Subject to applicable Code limitations, each Fund will be allowed to take into account a net capital loss (excess of losses over gains from the sale of capital assets) from a prior taxable year as a short-term capital loss for the current taxable year in determining its investment company taxable income and net capital gain.

     Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations for the taxable year. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.



     Ordinary income dividends paid by a Fund to individuals and other non-corporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Dividends received by the Fund from PFICs are not qualifying dividends, and dividends received by a Fund from U.S. - qualified REITs generally are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.



     AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a non-corporate shareholder may not exceed the maximum applicable capital gains rate for non-corporate taxpayers. The AMT applicable to corporations may reduce the value of the dividends received deduction. However, certain small corporations are wholly exempt from the AMT.


     Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.


     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.


     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.


     Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.



     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any redemption fees you incur on shares redeemed within 31 days of purchase will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale.



     All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.


     The Transfer Agent may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them calculate their gain or loss from a sale or redemption. This information is supplied as a convenience to shareholders and will not be reported to the IRS. Although the IRS permits the use of several methods to determine the cost basis of mutual fund shares, the cost basis information provided by the Transfer Agent will be calculated using only the single-category average cost method. Neither the Transfer Agent nor a Fund recommends any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. Even if you have reported gains or losses for a Fund in past years using another method of basis determination, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods.


     If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.



     The automatic conversion of Class B shares into Class A shares of the same Fund at the end of approximately eight years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisers regarding the state and local tax consequences of such conversion.


     BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".


     FOREIGN SHAREHOLDERS. Shareholders who, as to the United States, are a non-resident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign shareholders should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.



     Taxation of a foreign shareholder depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.



     If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder (other than certain capital gain dividends and exempt-interest dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of a Fund, capital gain dividends, exempt-interest dividends and amounts retained by a Fund that are designated as undistributed net capital gains. The exemption for capital gains does not apply if you are a non-resident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. Moreover, amounts designated as capital gain dividends that are attributable to certain capital gain dividends received from U.S.-qualified REITs will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if, in general, more than 50% of the Fund's assets consists of interests in U.S.-qualified REITs and U.S. real property holding corporations. In this case, foreign shareholders owning more than 5% of the shares of the Fund may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring the filing of a non-resident U.S. income tax return.



     The exemptions from U.S. withholding for short-term capital gain and interest-related dividends paid by a Fund to foreign shareholders terminate and are no longer available for dividends paid by a Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent. Even if such exemptions are extended, a Fund or intermediary may not support such exemptions.



     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a non-resident U.S. income tax return.


     In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election (as described below), but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.


     Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or go to www.irs.gov and search forms.



     Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of non-resident alien shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the non-resident alien shareholder's death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Through December 31, 2007, shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.



     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.



     FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.


     If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election") in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to AMT.

     Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

     EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on date of this Registration Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


     Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

     The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares, if applicable, (collectively the "Plans").

     Each Fund, pursuant to the Plans, pays Invesco Aim Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

                                                                             INVESTOR
              FUND                   CLASS A   CLASS B   CLASS C   CLASS R     CLASS
              ----                   -------   -------   -------   -------   --------
AIM Multi-Sector Fund                 0.25%     1.00%     1.00%      N/A       N/A
AIM Select Real Estate Income Fund    0.25%     1.00%     1.00%      N/A       N/A
AM Structured Core Fund               0.25%     1.00%     1.00%     0.50%     0.25%
AIM Structured Growth Fund            0.25%     1.00%     1.00%     0.50%      N/A
AIM Structured Value Fund             0.25%     1.00%     1.00%     0.50%      N/A

     All of the Plans compensate Invesco Aim Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

     Amounts payable by a Fund under the Class A, Class B, Class C, Class R and Investor Class Plans need not be directly related to the expenses actually incurred by Invesco Aim Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse Invesco Aim Distributors for the actual allocated share of expenses Invesco Aim Distributors may incur in fulfilling its obligations under these Plans. Thus, even if Invesco Aim Distributors' actual allocated share of expenses exceeds the fee payable to Invesco Aim Distributors at any given time, under these Plans the Funds will not be obligated to pay more than that fee. If Invesco Aim Distributors' actual allocated share of expenses is less than the fee it receives, under these plans Invesco Aim Distributors will retain the full amount of the fee.

     Invesco Aim Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class C, Class R shares or Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Aim Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between Invesco Aim Distributors and the Fund.

     The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R shares and Investor Class shares, as applicable, attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including Invesco Aim Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

     Invesco Aim Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If Invesco Aim Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. Invesco Aim Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

     Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Fund's shares are held.

     Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. Invesco Aim Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of Invesco Aim Distributors.

     Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.

     See Appendix M for a list of the amounts paid by each class of shares of each Fund to Invesco Aim Distributors pursuant to the Plans for the year, or period, ended August 31, 2007 and Appendix N for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended August 31, 2007.

     As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

     The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

     Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

     Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

     The Class B Plan obligates Class B shares to continue to make payments to Invesco Aim Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of Invesco Aim Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes Invesco Aim Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

     The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with Invesco Aim Distributors, a registered broker-dealer and a wholly owned subsidiary of Invesco Aim, pursuant to which Invesco Aim Distributors acts as the distributor of shares of the Funds. Invesco Aim Distributors became the distributor of AIM Multi-Sector Fund effective July 1, 2003. The address of Invesco Aim Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with Invesco Aim Distributors. See "Management of the Trust."

     The Distribution Agreements provides Invesco Aim Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom Invesco Aim Distributors has entered into selected dealer agreements. Invesco Aim Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

     Invesco Aim Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.

     Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to Invesco Aim Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Aim Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

     Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. Invesco Aim Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to Invesco Aim Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Aim Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, Invesco Aim Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

     Invesco Aim Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If Invesco Aim Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. Invesco Aim Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

     The Trust (on behalf of any class of the Fund) or Invesco Aim Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of its assignment. In the event the Class B shares Distribution Agreement is terminated, Invesco Aim Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of Invesco Aim Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to Invesco Aim Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

     Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended August 31 are found in Appendix O.

                              FINANCIAL STATEMENTS


     Each Fund's financial statements for the periods ended August 31, 2007 and February 29, 2008, including the Financial Highlights pertaining thereto, and the report of the independent registered public accounting firm pertaining thereto, are incorporated by reference into this Statement of Additional Information ("SAI") from such fund's Annual Report and Semi-Annual Report (unaudited) to shareholders contained in the Trust's Form N-CSR filed on November 9, 2007 and May 8, 2008, respectively..


     The portions of such Annual Reports that are not specifically listed above will not be incorporated by reference into this SAI and will not be a part of this Registration Statement.

                               PENDING LITIGATION

     Settled Enforcement Actions Related to Market Timing


     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), Invesco Aim and Invesco Aim Distributors reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, Invesco Aim and Invesco Aim

Distributors created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by Invesco Aim, which was done pursuant to the terms of the settlements. These two fair funds will be distributed in accordance with a methodology determined by Invesco Aim's independent distribution consultant ("IDC Plan"), in consultation with Invesco Aim and the independent trustees of the AIM Funds and approved by the staff of the SEC. Further details regarding the IDC Plan and planned distributions thereunder are available under the "About Us - SEC Settlement" section of Invesco Aim's website, available at http://www.invescoaim.com. Invesco Aim's website is not a part of this Statement of Additional Information or the prospectus of any AIM Fund.



     Regulatory Action Alleging Market Timing


     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and Invesco Aim Distributors (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and Invesco Aim Distributors entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and Invesco Aim Distributors violated the West Virginia securities laws. The WVASC orders Invesco Aim and Invesco Aim Distributors to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

     Private Civil Actions Alleging Market Timing


     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, Invesco Aim, Invesco Aim Management and certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, Invesco Aim, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-1.


     All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim - and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix P-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix P-1.

     Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or Invesco Aim) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, Invesco Aim, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-2.

                                   APPENDIX A


                           RATINGS OF DEBT SECURITIES



     The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch.



                         MOODY'S LONG-TERM DEBT RATINGS



     AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.



     AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.



     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.



     BAA; Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.



     BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.



     B: Obligations rated B are considered speculative and are subject to high credit risk.



     CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.



     CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.



     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.



     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



                     MOODY'S SHORT-TERM PRIME RATING SYSTEM



P-1



Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.



P-2



Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.



P-3



Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.



Not Prime



Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.



     Moody's municipal ratings are as follows:



            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS



     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.



     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.



     AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     Note: Also, Moody's applied numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.



                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS



     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.



     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.



     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.



     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.



     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.



     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.



     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.



     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.



           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS



     Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.



     S&P describes its ratings for corporate and municipal bonds as follows:



     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.



     A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

     BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



     NR: Not Rated.



                                S&P DUAL RATINGS



     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.



     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the not rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).



                          S&P COMMERCIAL PAPER RATINGS



     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.



     These categories are as follows:



     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



     B: Issues rated "B" are regarded as having only speculative capacity for timely payment.



     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



     D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.



                        S&P SHORT-TERM MUNICIPAL RATINGS



     An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:



     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.



     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.



     SP-3: Speculative capacity to pay principal and interest.



                         FITCH LONG-TERM CREDIT RATINGS



     Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.



     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term "AAA" - "BBB" categories; Short-term "F1" - "F3") indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term "BB"
- "D"; Short-term "B" - "D") either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on "AAA" rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for "BBB" rated bonds was 0.35%, and for "B" rated bonds, 3.0%.



     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.



     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.



     Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.



     The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.



     Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.



     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.



     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.



     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.



     BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.



     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.



     NR: Indicates that Fitch does not rate the specific issue.



     WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.



     RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.



                      FITCH SPECULATIVE GRADE BOND RATINGS



     BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.



     B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



     CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.



     CC: Default of some kind appears probable.



     C: Bonds are in imminent default in payment of interest or principal.



     DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.



     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.



                         FITCH SHORT-TERM CREDIT RATINGS

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.



     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.



     F-1-: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+;"



     F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.



     F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.



     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.



     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.



     D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                      PERSONS TO WHOM INVESCO AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS


                              (AS OF JUNE 30, 2008)



               SERVICE PROVIDER                                     DISCLOSURE CATEGORY
               ----------------                    ----------------------------------------------------
ABN AMRO Financial Services, Inc.                  Broker (for certain AIM Funds)
Anglemyer & Co.                                    Analyst (for certain AIM Funds)
BB&T Capital Markets                               Broker (for certain AIM Funds)
Bear, Stearns Pricing Direct, Inc.                 Pricing Vendor (for certain AIM Funds)
BOSC, Inc.                                         Broker (for certain AIM Funds)
BOWNE & Co.                                        Financial Printer
Brown Brothers Harriman & Co.                      Securities Lender (for certain AIM Funds)
Cabrera Capital Markets                            Broker (for certain AIM Funds)
CENVEO                                             Financial Printer
Charles River Systems, Inc.                        System Provider
Citigroup Global Markets, Inc.                     Broker (for certain AIM Funds)
Classic Printers Inc.                              Financial Printer
Color Dynamics                                     Financial Printer
Commerce Capital Markets                           Broker (for certain AIM Funds)
D.A. Davidson & Co.                                Broker (for certain AIM Funds)
Dechert LLP                                        Legal Counsel
Earth Color Houston                                Financial Printer
EMCO Press                                         Financial Printer
Empirical Research Partners                        Analyst (for certain AIM Funds)
Finacorp Securities                                Broker (for certain AIM Funds)
First Albany Capital                               Broker (for certain AIM Funds)
First Tryon Securities                             Broker (for certain AIM Funds)
F T Interactive Data Corporation                   Pricing Vendor
GainsKeeper                                        Software Provider (for certain AIM Funds)
GCom2 Solutions                                    Software Provider (for certain AIM Funds)
George K. Baum & Company                           Broker (for certain AIM Funds)
Glass, Lewis & Co.                                 System Provider (for certain AIM Funds)
Global Trend Alert                                 Analyst (for certain AIM Funds)
Greater Houston Publishers, Inc.                   Financial Printer
Grover Printing                                    Financial Printer
Gulfstream Graphics Corp.                          Financial Printer
Hattier, Sanford & Reynoir                         Broker (for certain AIM Funds)
Hutchinson, Shockey, Erley & Co.                   Broker (for certain AIM Funds)
Imageset                                           Financial Printer
iMoneyNet, Inc.                                    Rating & Ranking Agency (for certain AIM Funds)
Infinity Web, Inc.                                 Financial Printer
Initram Data, Inc.                                 Pricing Vendor
Institutional Shareholder Services, Inc.           Proxy Voting Service (for certain AIM Funds)
Invesco Aim Investment Services, Inc.              Transfer Agent
Invesco Senior Secured Management, Inc.            System Provider (for certain AIM Funds)
Investortools, Inc.                                Broker (for certain AIM Funds)
ITG, Inc.                                          Pricing Vendor (for certain AIM Funds)
J.P. Morgan Securities, Inc.                       Analyst (for certain AIM Funds)
JPMorgan Securities Inc.\Citigroup Global
Markets Inc.\JPMorgan Chase Bank, N.A.             Lender (for certain AIM Funds)
Janney Montgomery Scott LLC                        Broker (for certain AIM Funds)

               SERVICE PROVIDER                                     DISCLOSURE CATEGORY
               ----------------                    ----------------------------------------------------
John Hancock Investment Management Services, LLC   Sub-advisor (for certain sub-advised accounts)
Jorden Burt LLP                                    Special Insurance Counsel
Kramer, Levin Naftalis & Frankel LLP               Legal Counsel
Lipper, Inc.                                       Rating & Ranking Agency (for certain AIM Funds)
Loan Pricing Corporation                           Pricing Service (for certain AIM Funds)
Loop Capital Markets                               Broker (for certain AIM Funds)
MarkIt Group Limited                               Pricing Vendor (for certain AIM Funds)
Merrill Communications, LLC                        Financial Printer
Mesirow Financial, Inc.                            Broker (for certain AIM Funds)
Moody's Investors Service                          Rating & Ranking Agency (for certain AIM Funds)
Morgan Keegan & Company, Inc.                      Broker (for certain AIM Funds)
Morrison Foerster LLP                              Legal Counsel
M.R. Beal                                          Broker (for certain AIM Funds)
MS Securities Services, Inc. and Morgan
Stanley & Co. Incorporated                         Securities Lender (for certain AIM Funds)
Muzea Insider Consulting Services, LLC             Analyst (for certain AIM Funds)
Ness USA                                           System provider
Noah Financial, LLC                                Analyst (for certain AIM Funds)
OMGEO Oasys                                        Trading System
Page International                                 Financial Printer
PCP Publishing                                     Financial Printer
Piper Jaffray                                      Analyst (for certain AIM Funds)
Prager, Sealy & Co.                                Broker (for certain AIM Funds)
PricewaterhouseCoopers LLP                         Independent Registered Public Accounting Firm
                                                   (for all AIM Funds)
Protective Securities                              Broker (for certain AIM Funds)
Ramirez & Co., Inc.                                Broker (for certain AIM Funds)
Raymond James & Associates, Inc.                   Broker (for certain AIM Funds)
RBC Capital Markets                                Analyst (for certain AIM Funds)
RBC Dain Rauscher Incorporated                     Broker (for certain AIM Funds)
Reuters America, LLC                               Pricing Service (for certain AIM Funds)
Rice Financial Products                            Broker (for certain AIM Funds)
Robert W. Baird & Co. Incorporated                 Broker (for certain AIM Funds)
RR Donnelley Financial                             Financial Printer
Ryan Beck & Co.                                    Broker (for certain AIM Funds)
Seattle-Northwest Securities Corporation           Broker (for certain AIM Funds)
Siebert Brandford Shank & Co., L.L.C.              Broker (for certain AIM Funds)
Signature                                          Financial Printer
Simon Printing Company                             Financial Printer
Southwest Precision Printers, Inc.                 Financial Printer
Standard and Poor's/Standard and Poor's            Pricing Service and Rating and Ranking Agency
Securities Evaluations, Inc.                       (each, respectively, for certain AIM Funds)
StarCompliance, Inc.                               System Provider
State Street Bank and Trust Company                Custodian, Lender, Securities Lender, and System
                                                   Provider (each, respectively, for certain AIM Funds)
Sterne, Agee & Leach, Inc.                         Broker (for certain AIM Funds)
Stifel, Nicolaus & Company, Incorporated           Broker (for certain AIM Funds)
Stradley Ronon Stevens & Young, LLP                Legal Counsel
The Bank of New York                               Custodian and Securities Lender
                                                   (each, respectively, for certain AIM Funds)
The MacGregor Group, Inc.                          Software Provider
The Savader Group                                  Broker (for certain AIM Funds)
Thomson Information Services Incorporated          Software Provider

               SERVICE PROVIDER                                     DISCLOSURE CATEGORY
               ----------------                    ----------------------------------------------------
UBS Financial Services, Inc.                       Broker (for certain AIM Funds)
VCI Group Inc.                                     Financial Printer
Wachovia National Bank, N.A.                       Broker (for certain AIM Funds)
Western Lithograph                                 Financial Printer
Wiley Bros. Aintree Capital  L.L.C.                Broker (for certain AIM Funds)
William Blair & Co.                                Broker (for certain AIM Funds)
XSP, LLC\Solutions PLUS, Inc.                      Software Provider

                                   APPENDIX C
                              TRUSTEES AND OFFICERS


                             As of August 31, 2008



The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



                                   TRUSTEE                                                                           OTHER
                                   AND/OR                                                                       TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND       OFFICER                                                                      DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST    SINCE             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE/DIRECTOR
--------------------------------   -------   ------------------------------------------------------------   ------------------------
INTERESTED PERSONS

Martin L. Flanagan(1) - 1960       2007      Executive Director, Chief Executive Officer and President,     None
Trustee                                      Invesco Ltd. (ultimate parent of Invesco Aim and a global
                                             investment management firm); Chairman, Invesco Aim Advisors,
                                             Inc. (registered investment advisor); Director, Chairman,
                                             Chief Executive Officer and President, IVZ Inc. (holding
                                             company), INVESCO North American Holdings, Inc. (holding
                                             company) and INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of Funds --Registered
                                             Trademark--; Vice Chairman, Investment Company Institute;
                                             and Member of Executive Board, SMU Cox School of Business

                                             Formerly: Director, Chief Executive Officer and President,
                                             Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.;
                                             Chairman, Investment Company Institute; and President,
                                             Co-Chief Executive Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer, Franklin Resources,
                                             Inc. (global investment management organization)

Philip A. Taylor(2) - 1954         2006      Head of North American Retail and Senior Managing Director,    None
Trustee, President and Principal             Invesco Ltd.; Director, Chief Executive Officer and
Executive Officer                            President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
                                             Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                             Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                             Director, Chairman, Chief Executive Officer and President,
                                             Invesco Aim Management Group, Inc. (financial services
                                             holding company) and Invesco Aim Capital Management, Inc.
                                             (registered investment advisor); Director and President,
                                             INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships) Director, Invesco Aim
                                             Distributors, Inc. (registered broker dealer); Director and
                                             Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and


-------------

(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.



(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                   TRUSTEE                                                                           OTHER
                                   AND/OR                                                                       TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND       OFFICER                                                                      DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST    SINCE             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE/DIRECTOR
--------------------------------   -------   ------------------------------------------------------------   ------------------------
                                             Chairman, IVZ Callco Inc. (holding company), INVESCO Inc.
                                             (holding company) and Invesco Canada Holdings Inc. (formerly
                                             AIM Canada Holdings Inc.) (holding company); Chief Executive
                                             Officer, AIM Trimark Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate mutual fund company)
                                             and AIM Trimark Canada Fund Inc. (corporate mutual fund
                                             company); Director and Chief Executive Officer, Invesco
                                             Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                             Management Inc. d/b/a INVESCO Enterprise Services)
                                             (registered investment advisor and registered transfer
                                             agent); Trustee, President and Principal Executive Officer,
                                             The AIM Family of Funds --Registered Trademark-- (other than
                                             AIM Treasurer's Series Trust and Short-Term Investments
                                             Trust); Trustee and Executive Vice President, The AIM Family
                                             of Funds --Registered Trademark-- (AIM Treasurer's Series
                                             Trust and Short-Term Investments Trust only); and Manager,
                                             Invesco PowerShares Capital Management LLC

                                             Formerly: Director and President, AIM Trimark Corporate
                                             Class Inc. and AIM Trimark Canada Fund Inc.; Director and
                                             President, Invesco Trimark Ltd./Invesco Trimark Ltee
                                             (formerly AIM Funds Management Inc. d/b/a INVESCO Enterprise
                                             Services); Senior Managing Director, Invesco Holding Company
                                             Limited; Trustee and Executive Vice President, Tax-Free
                                             Investments Trust; Director and Chairman, Fund Management
                                             Company (former registered broker dealer); President and
                                             Principal Executive Officer, The AIM Family of Funds
                                             --Registered Trademark-- (AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and Tax-Free Investments Trust
                                             only); President, AIM Trimark Global Fund Inc. and AIM
                                             Trimark Canada Fund Inc.; and Director, Trimark Trust
                                             (federally regulated Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett - 1944           2003      Chairman, Crockett Technology Associates (technology           ACE Limited (insurance
Trustee and Chair                            consulting company)                                            company); and Captaris,
                                                                                                            Inc. (unified messaging
                                                                                                            provider)

Bob R. Baker - 1936                1983      Retired                                                        None
Trustee

Frank S. Bayley - 1939             2003      Retired Formerly: Partner, law firm of Baker & McKenzie and    None
Trustee                                      Director, Badgley Funds, Inc. (registered investment
                                             company) (2 portfolios)

                                   TRUSTEE                                                                           OTHER
                                   AND/OR                                                                       TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND       OFFICER                                                                      DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST    SINCE             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE/DIRECTOR
--------------------------------   -------   ------------------------------------------------------------   ------------------------
James T. Bunch - 1942              2000      Founder, Green, Manning & Bunch Ltd. (investment banking       Director, Policy
Trustee                                      firm)                                                          Studies, Inc., Van
                                                                                                            Gilder Insurance
                                                                                                            Company; Board of
                                                                                                            Governors, Western Golf
                                                                                                            Association/Evans
                                                                                                            Scholars Foundation and
                                                                                                            Executive Committee,
                                                                                                            United States Golf
                                                                                                            Association

Albert R. Dowden - 1941            2003      Director of a number of public and private business            None
Trustee                                      corporations, including the Boss Group, Ltd. (private
                                             investment and management); Continental Energy Services, LLC
                                             (oil and gas pipeline service); Reich & Tang Funds
                                             (registered investment company); Annuity and Life Re
                                             (Holdings), Ltd. (reinsurance company); and Homeowners of
                                             America Holding Corporation/Homeowners of America Insurance
                                             Company (property casualty company)

                                             Formerly: Director, CompuDyne Corporation (provider of
                                             product and services to the public security market);
                                             Director, President and Chief Executive Officer, Volvo Group
                                             North America, Inc.; Senior Vice President, AB Volvo;
                                             Director of various public and private corporations

Jack M. Fields - 1952              2003      Chief Executive Officer, Twenty First Century Group, Inc.      Administaff
Trustee                                      (government affairs company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit)
                                             and Cross Timbers Quail Research Ranch (non-profit)

                                             Formerly: Chief Executive Officer, Texana Timber LP
                                             (sustainable forestry company)

Carl Frischling - 1937             2003      Partner, law firm of Kramer Levin Naftalis and Frankel LLP     Director, Reich & Tang
Trustee                                                                                                     Funds (15 portfolios)

Prema Mathai-Davis - 1950          2003      Formerly: Chief Executive Officer, YWCA of the USA             None
Trustee

Lewis F. Pennock - 1942            2003      Partner, law firm of Pennock & Cooper                          None
Trustee

Larry Soll - 1942                  1997      Retired                                                        None
Trustee

Raymond Stickel, Jr. - 1944        2005      Retired                                                        None
Trustee                                      Formerly: Partner, Deloitte & Touche; and Director,
                                             Mainstay VP Series Funds, Inc. (25 portfolios)

OTHER OFFICERS

Russell C. Burk - 1958             2005      Senior Vice President and Senior Officer, The AIM Family of    N/A
Senior Vice President and Senior             Funds --Registered Trademark--
Officer
                                             Formerly: Director of Compliance and Assistant General
                                             Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill
                                             Lynch; and General Counsel and Director of Compliance, ALPS
                                             Mutual Funds, Inc.

                                   TRUSTEE                                                                           OTHER
                                   AND/OR                                                                       TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND       OFFICER                                                                      DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST    SINCE             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE/DIRECTOR
--------------------------------   -------   ------------------------------------------------------------   ------------------------
John M. Zerr - 1962                2006      Director, Senior Vice President, Secretary and General         N/A
Senior Vice President, Chief                 Counsel, Invesco Aim Management Group, Inc., Invesco Aim
Legal Officer and Secretary                  Advisors, Inc. and Invesco Aim Capital Management, Inc.;
                                             Director, Senior Vice President and Secretary, Invesco Aim
                                             Distributors, Inc.; Director, Vice President and Secretary,
                                             Invesco Aim Investment Services, Inc. and INVESCO
                                             Distributors, Inc.; Director and Vice President, INVESCO
                                             Funds Group, Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary, The AIM Family of Funds --Registered
                                             Trademark--; and Manager, Invesco PowerShares Capital
                                             Management LLC

                                             Formerly: Director, Vice President and Secretary, Fund
                                             Management Company; Vice President, Invesco Aim Capital
                                             Management, Inc.; Chief Operating Officer, Senior Vice
                                             President, General Counsel and Secretary, Liberty Ridge
                                             Capital, Inc. (an investment adviser); Vice President and
                                             Secretary, PBHG Funds (an investment company); Vice
                                             President and Secretary, PBHG Insurance Series Fund (an
                                             investment company); Chief Operating Officer, General
                                             Counsel and Secretary, Old Mutual Investment Partners (a
                                             broker-dealer); General Counsel and Secretary, Old Mutual
                                             Fund Services (an administrator); General Counsel and
                                             Secretary, Old Mutual Shareholder Services (a shareholder
                                             servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment
                                             adviser); and Vice President and Secretary, Old Mutual
                                             Advisors Funds (an investment company)

Lisa O. Brinkley - 1959            2004      Global Compliance Director, Invesco Ltd.; and Vice             N/A
Vice President                               President, The AIM Family of Funds --Registered Trademark--
                                             Formerly: Senior Vice President, Invesco Aim Management
                                             Group, Inc.; Senior Vice President and Chief Compliance
                                             Officer, Invesco Aim Advisors, Inc. and The AIM Family of
                                             Funds --Registered Trademark--; Vice President and Chief
                                             Compliance Officer, Invesco Aim Capital Management, Inc. and
                                             Invesco Aim Distributors, Inc.; Vice President, Invesco Aim
                                             Investment Services, Inc. and Fund Management Company; and
                                             Senior Vice President and Compliance Director, Delaware
                                             Investments Family of Funds

                                   TRUSTEE                                                                           OTHER
                                   AND/OR                                                                       TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND       OFFICER                                                                      DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST    SINCE             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE/DIRECTOR
--------------------------------   -------   ------------------------------------------------------------   ------------------------
Kevin M. Carome - 1956             2003      General Counsel, Secretary and Senior Managing Director,       N/A
Vice President                               Invesco Ltd.; Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO Group Services, Inc;
                                             Director, INVESCO Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice President, The AIM
                                             Family of Funds --Registered Trademark--

                                             Formerly: Director, Senior Vice President, Secretary and
                                             General Counsel, Invesco Aim Management Group, Inc. and
                                             Invesco Aim Advisors, Inc.; Senior Vice President, Invesco
                                             Aim Distributors, Inc.; Director, General Counsel and Vice
                                             President, Fund Management Company; Vice President, Invesco
                                             Aim Capital Management, Inc. and Invesco Aim Investment
                                             Services, Inc.; Senior Vice President, Chief Legal Officer
                                             and Secretary, The AIM Family of Funds --Registered
                                             Trademark--; Director and Vice President, INVESCO
                                             Distributors, Inc.; and Chief Executive Officer and
                                             President, INVESCO Funds Group, Inc.

Sidney M. Dilgren - 1961           2004      Vice President , Invesco Aim Advisors, Inc. and Invesco Aim    N/A
Vice President, Treasurer and                Capital Management, Inc.; and Vice President, Treasurer and
Principal Financial Officers                 Principal Financial Officer, The AIM Family of
                                             Funds --Registered Trademark--
                                             Formerly: Fund Treasurer, Invesco Aim Advisors, Inc.; Senior
                                             Vice President, Invesco Aim Investment Services, Inc. and
                                             Vice President, Invesco Aim Distributors, Inc.

Karen Dunn Kelley - 1960           2003      Head of Invesco's World Wide Fixed Income and Cash             N/A
Vice President                               Management Group; Director of Cash Management and Senior
                                             Vice President, Invesco Aim Advisors, Inc. and Invesco Aim
                                             Capital Management, Inc.; Executive Vice President, Invesco
                                             Aim Distributors, Inc.; Senior Vice President, Invesco Aim
                                             Management Group, Inc.; Vice President, The AIM Family of
                                             Funds --Registered Trademark-- (other than AIM Treasurer's
                                             Series Trust and Short-Term Investments Trust); and
                                             President and Principal Executive Officer, The AIM Family of
                                             Funds --Registered Trademark-- (AIM Treasurer's Series Trust
                                             and Short-Term Investments Trust only)

                                             Formerly: President and Principal Executive Officer,
                                             Tax-Free Investments Trust; Director and President, Fund
                                             Management Company; Chief Cash Management Officer and
                                             Managing Director, Invesco Aim Capital Management, Inc.; and
                                             Vice President, Invesco Aim Advisors, Inc. and The AIM
                                             Family of Funds--Registered Trademark-- (AIM Treasurer's
                                             Series Trust, Short-Term Investments Trust and Tax-Free
                                             Investments Trust only)

                                   TRUSTEE                                                                           OTHER
                                   AND/OR                                                                       TRUSTEESHIP(S)/
     NAME, YEAR OF BIRTH AND       OFFICER                                                                      DIRECTORSHIPS(S)
 POSITION(S) HELD WITH THE TRUST    SINCE             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE/DIRECTOR
--------------------------------   -------   ------------------------------------------------------------   ------------------------
Lance A. Rejsek - 1967             2005      Anti-Money Laundering Compliance Officer, Invesco Aim          N/A
Anti-Money Laundering Compliance             Advisors, Inc., Invesco Aim Capital Management, Inc.,
Officer                                      Invesco Aim Distributors, Inc., Invesco Aim Investment
                                             Services, Inc., Invesco Aim Private Asset Management, Inc.
                                             and The AIM Family of Funds --Registered Trademark--

                                             Formerly: Anti-Money Laundering Compliance Officer, Fund
                                             Management Company; and Manager of the Fraud Prevention
                                             Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane - 1958            2006      Senior Vice President, Invesco Aim Management Group, Inc.;     N/A
Chief Compliance Officer                     Senior Vice President and Chief Compliance Officer, Invesco
                                             Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.;
                                             Chief Compliance Officer, The AIM Family of
                                             Funds --Registered Trademark--, Invesco Global Asset
                                             Management (N.A.), Inc. (registered investment advisor),
                                             Invesco Institutional (N.A.), Inc. (registered investment
                                             advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered
                                             investment advisor) and Invesco Senior Secured Management,
                                             Inc. (registered investment advisor); and Vice President,
                                             Invesco Aim Distributors, Inc. and Invesco Aim Investment
                                             Services, Inc.

                                             Formerly: Vice President, Invesco Aim Capital Management,
                                             Inc. and Fund Management Company; and Global Head of Product
                                             Development, AIG-Global Investment Group, Inc.

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2007

                                                                                  Aggregate Dollar Range of
                                                                                   Equity Securities in All
                                                                                    Registered Investment
                                                                                Companies Overseen by Trustee
                                Dollar Range of Equity Securities                in The AIM Family of Funds
   Name of Trustee                          Per Fund                             --Registered Trademark--
   ---------------     -----------------------------------------------------   ------------------------------
Martin L. Flanagan                              - 0 -                                   Over $100,000
Philip A. Taylor                                - 0 -                                         -0-
Bob R. Baker                                    - 0 -                                   Over $100,000
Frank S. Bayley                                 - 0 -                                   Over $100,000
James T. Bunch         AIM Select Real Estate Income Fund       $1 - $10,000            Over $100,000(3)
Bruce L. Crockett      AIM Multi-Sector Fund               $10,001 - $50,000            Over $100,000(3)
                       AIM Select Real Estate Income Fund       $1 - $10,000
Albert R. Dowden       AIM Structured Value Fund           $10,001 - $50,000            Over $100,000
Jack M. Fields                                  - 0 -                                   Over $100,000(3)
Carl Frischling                                 - 0 -                                   Over $100,000(3)
Prema Mathai-Davis     AIM Select Real Estate Income Fund       $1 - $10,000            Over $100,000(3)
Lewis F. Pennock       AIM Select Real Estate Income Fund       $1 - $10,000            Over $100,000
Larry Soll             AIM Multi-Sector Fund              $50,001 - $100,000            Over $100,000(3)
                       AIM Select Real Estate Income Fund  $10,001 - $50,000
Raymond Stickel, Jr.   AIM Multi-Sector Fund               $10,001 - $50,000            Over $100,000


----------
(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX D

                           TRUSTEES COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco Aim during the year ended December 31, 2007:

                           AGGREGATE         RETIREMENT                             TOTAL
                       COMPENSATION FROM      BENEFITS      ESTIMATED ANNUAL    COMPENSATION
                              THE          ACCRUED BY ALL       BENEFITS        FROM ALL AIM
       TRUSTEE              TRUST(1)        AIM FUNDS(2)   UPON RETIREMENT(3)     FUNDS(4)
       -------         -----------------   --------------  ------------------   ------------
Bob R. Baker                $ 8,016           $234,974          $188,144          $232,400
Frank S. Bayley               8,597            164,614           126,750           249,300
James T. Bunch                7,434            159,121           126,750           215,500
Bruce L. Crockett            15,223             85,879           126,750           452,100
Albert R. Dowden              8,597            115,299           126,750           249,300
Jack M. Fields                7,434            110,194           126,750           215,500
Carl Frischling(5)            7,434             96,518           126,750           215,500
Prema Mathai-Davis            7,806            109,077           126,750           232,400
Lewis F. Pennock              7,434             88,793           126,750           215,500
Ruth H. Quigley(6)            8,597            192,521           126,750           249,300
Larry Soll                    7,434            203,535           147,748           215,500
Raymond Stickel, Jr.          8,597             85,977           126,750           249,300

(1) Amounts shown are based on the fiscal year ended August 31, 2007. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended August 31, 2007, including earnings, was $ 19,200.

(2) During the fiscal year ended August 31, 2007, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $ 21,218.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.


(4) All trustees currently serve as trustees of 13 registered investment companies advised by Invesco Aim.


(5) During the fiscal year ended August 31, 2007, the Trust paid $32,068 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(6)  Miss Quigley retired effective January 1, 2008

                                   APPENDIX E

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                           INVESCO AIM ADVISORS, INC.

INVESCO AIM PROXY VOTING GUIDELINES
(Effective as of March 31, 2008)

The following Invesco Aim Proxy Voting Guidelines are applicable to all funds and other accounts managed by Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc and Invesco Aim Private Asset Management, Inc. (collectively, "Invesco Aim").(1)

INTRODUCTION

OUR BELIEF

The AIM Funds Boards of Trustees and Invesco Aim's investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco Aim may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco Aim believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco Aim considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' and other account holders' interests. Our voting decisions are intended to enhance each company's total shareholder value over Invesco Aim's typical investment horizon.

Proxy voting is an integral part of Invesco Aim's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco Aim's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco Aim exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.

PROXY ADMINISTRATION

The Invesco Aim Proxy Committee (the "Proxy Committee") consists of members representing Invesco Aim's Investments, Legal and Compliance departments. Invesco Aim's Proxy Voting Guidelines (the "Guidelines") are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco Aim uses information gathered from our own research, company managements, Invesco Aim's portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco Aim's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco Aim gives proper consideration to the recommendations of a company's Board of Directors.

IMPORTANT PRINCIPLES UNDERLYING THE INVESCO AIM PROXY VOTING GUIDELINES

I.   ACCOUNTABILITY

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco Aim endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, Invesco Aim votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.

The following are specific voting issues that illustrate how Invesco Aim applies this principle of accountability.

     - Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco Aim votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco Aim's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

          Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco Aim's investment thesis on a company.

     - Director performance. Invesco Aim withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco Aim may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, Invesco Aim may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.

     - Auditors and Audit Committee members. Invesco Aim believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, Invesco Aim considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.

     - Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco Aim supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

     - Classified boards. Invesco Aim supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

     - Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco Aim votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

     - Responsiveness. Invesco Aim withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

     - Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco Aim supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

     - Shareholder access. On business matters with potential financial consequences, Invesco Aim votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.  INCENTIVES

Invesco Aim believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco Aim supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account's investment.

Following are specific voting issues that illustrate how Invesco Aim evaluates incentive plans.

     - Executive compensation. Invesco Aim evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. Invesco Aim believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco Aim generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco Aim supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.

     - Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco Aim compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, Invesco Aim votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.

     - Employee stock-purchase plans. Invesco Aim supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

     - Severance agreements. Invesco Aim generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III. CAPITALIZATION

Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco Aim analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco Aim's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.  MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco Aim analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.   ANTI-TAKEOVER MEASURES

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco Aim votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco Aim generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco Aim supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.  SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE

Invesco Aim generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.

VII. SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY

The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco Aim's typical investment horizon. Therefore, Invesco Aim abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

VIII. ROUTINE BUSINESS MATTERS

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, Invesco Aim votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco Aim votes against proposals to conduct other unidentified business at shareholder meetings.

SUMMARY

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco Aim's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco Aim may vote the shares held on a fund-by-fund or account-by-account basis.

EXCEPTIONS

In certain circumstances, Invesco Aim may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.

SHARE-LENDING PROGRAMS

One reason that some portion of Invesco Aim's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco Aim determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.

"SHARE-BLOCKING"

Another example of a situation where Invesco Aim may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." Invesco Aim generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund's or other account's temporary inability to sell the security.

INTERNATIONAL CONSTRAINTS

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco Aim makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

EXCEPTIONS TO THESE GUIDELINES

Invesco Aim retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds' shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders and other account holders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.

RESOLVING POTENTIAL CONFLICTS OF INTEREST

A potential conflict of interest arises when Invesco Aim votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco Aim's products, or issuers that employ Invesco Aim to manage portions of their retirement plans or treasury accounts. Invesco Aim reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco Aim.

Invesco Aim takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco Aim may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco Aim may vote the proxy in accordance with the predetermined Guidelines;
(2) Invesco Aim may engage an independent third party to determine how the proxy should be voted; or (3) Invesco Aim may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco Aim's marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the AIM Funds Boards of Trustees review a report from Invesco Aim's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco Aim maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco Aim's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some AIM Funds offering diversified asset allocation within one investment vehicle own shares in other AIM Funds. A potential conflict of interest could arise if an underlying AIM Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco Aim's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

POLICIES AND VOTE DISCLOSURE

A copy of these Guidelines and the voting record of each AIM Fund are available on our web site, www.invescoaim.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

FOOTNOTES

(1) AIM Funds not managed by Invesco Aim Advisors, Inc., are governed by the proxy voting policies of their respective sub-advisors. Proxy Voting Guidelines applicable to AIM CHINA FUND, AIM FLOATING RATE FUND, AIM GLOBAL REAL ESTATE FUND, AIM INTERNATIONAL CORE EQUITY FUND, AIM INTERNATIONAL TOTAL RETURN FUND, AIM JAPAN FUND, AIM LIBOR ALPHA FUND, AIM REAL ESTATE FUND, AIM S&P 500 INDEX FUND, AIM SELECT REAL ESTATE INCOME FUND, AIM STRUCTURED CORE FUND, AIM STRUCTURED GROWTH FUND, AIM STRUCTURED VALUE FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, SERIES C and SERIES M are available at our website, http://www.invescoaim.com.

                     Proxy policy applies to the following:
                   INVESCO ASSET MANAGEMENT DEUTSCHLAND, GMBH

                                 (INVESCO LOGO)

                               PROXY VOTING POLICY

                    INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                                                   December 2007

                                 GENERAL POLICY

INVESCO has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will on a fund by fund basis, decide whether it will vote proxies and if so, for which parts of the portfolio it will voted for. If INVESCO decides to vote proxies, it will do so in accordance with the procedures set forth below. If the client retains in writing the right to vote or if INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith, it will refrain from voting.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and direct ISS how to vote the proxies as described below.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.


OVERRIDE OF ISS RECOMMENDATION


There may be occasions where the INVESCO investment personnel or senior officers seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Voting Committee (PVC) of the International Structured Products Group. Upon review of the documentation and consultation with the individual and others as the PVC deems appropriate, the PVC together with the Compliance Officer may make a determination to override the ISS voting recommendation if they determine that it is in the best economic interests of clients.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information.

                              CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall determine how the proxy is to be voted and instruct accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Compliance Officer.

The following are examples of situations where a conflict may exist:

     - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

     - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

     - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity and where clients' funds are invested in that company's shares, it will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the INVESCO person to report any real or potential conflict of interest of which such individual has actual knowledge to the Compliance Officer, who shall present any such information to the Head of Continental Europe Compliance. However, once a particular conflict has been reported to the Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Voting Committee (PVC) of the International Structured Products Group shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, the Proxy Voting Committee (PVC) of the International Structured Products Group must notify INVESCO's Compliance Officer with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee and to the Head of Continental Europe Compliance. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

                           ISS PROXY VOTING GUIDELINES

A copy of the most recent ISS Proxy Voting Guidelines Summary can be found on ISS's website at www.issproxy.com. From this website, click on ISS Governance Services tab, next click on "Policy Gateway", next click on "2008 Policy Information", and then click on "Download 2008 U.S. Proxy Voting Guidelines Summary."

                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

     I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                                            --------------------
                                                                 Print Name


-------------------                                         --------------------
      Date                                                        Signature

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                        INVESCO ASSET MANAGEMENT LIMITED


                                INVESCO PERPETUAL
                         POLICY ON CORPORATE GOVERNANCE
                             (Updated February 2008)



1.   INTRODUCTION



     Invesco Perpetual (IP), the trading name of Invesco Asset Management Limited, has adopted a clear and considered policy towards its responsibility as a shareholder. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests comply with local recommendations and practices, such as the UK Combined Code issued by the Committee on Corporate Governance and/or the U.S. Department of Labor Interpretive Bulletins.



2.   RESPONSIBLE VOTING



     IP has a responsibility to optimise returns to its clients. As a core part of the investment process, Fund Managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.



     IP considers that shareholder activism is fundamental to good Corporate Governance. Whilst this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met.



     One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix I - Voting on non-UK/European shares)



     IP considers that the voting rights attached to its clients' investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman. In doing this, IP will have in mind three objectives:



     i)   To protect the rights of its clients


     ii) To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and


     iii) To protect the long-term value of its clients' investments.



     It is important to note that, when exercising voting rights, a third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a Board on a particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.



     IP will exercise actively the voting rights represented by the shares it manages on behalf of its investors.



     Note: Share Blocking



     Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.



3.   VOTING PROCEDURES



     IP will endeavour to keep under regular review with trustees, depositaries and custodians the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions.

     IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.



     IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower). If a stock is on loan and therefore cannot be voted, it will not necessarily be recalled in instances where we would vote with management. Individual IP Fund Managers enter securities lending arrangements at their own discretion and where they believe it is for the potential benefit of their investors.



4.   DIALOGUE WITH COMPANIES



     IP will endeavour, where practicable in accordance with its investment processes, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with Company Boards and senior non-Executive Directors, IP will endeavour to cover any matters with particular relevance to shareholder value.



     Specifically when considering resolutions put to shareholders, IP will pay attention to the companies' compliance with the relevant local requirements. In addition, when analysing the company's prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:



     -    Nomination and audit committees


     -    Remuneration committee and directors' remuneration


     -    Board balance and structure


     -    Financial reporting principles


     -    Internal control system and annual review of its effectiveness


     -    Dividend and Capital Management policies



5.   NON-ROUTINE RESOLUTIONS AND OTHER TOPICS



     These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board. Examples of such would be all SRI issues (i.e. those with social, environmental or ethical connotations), political donations, and any proposal raised by a shareholder or body of shareholders (typically a pressure group).



     Apart from the three fundamental voting objectives set out under 'Responsible Voting' above, considerations that IP might apply to non-routine proposals will include:



     i) The degree to which the company's stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing


     ii) What other companies have done in response to the issue


     iii) Whether implementation would achieve the objectives sought in the proposal


     iv) Whether the matter is best left to the Board's discretion.



6.   EVALUATION OF COMPANIES' CORPORATE GOVERNANCE ARRANGEMENTS



     IP will, when evaluating companies' governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors drawn to their attention.



7.   DISCLOSURE



     On request from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that



     (i) in IP's discretion, to do so does not conflict with the best interests of other clients and


     (ii) it is understood that IP will not be held accountable for the expression of views within such voting instructions and

     (iii) IP are not giving any assurance nor undertaking any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding 3 months will not normally be provided.



Note: The record of votes will reflect the voting instruction of the relevant
      Fund Manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.

                                   APPENDIX I



                        VOTING ON NON-UK/EUROPEAN SHARES



When deciding whether to exercise the voting rights attached to its clients' non-UK/European shares, IP will take into consideration a number of factors. These will include:



- the likely impact of voting on management activity, versus the cost to the client



- the portfolio management restrictions (e.g. share blocking) that may result from voting



-    the preferences, where expressed, of clients



Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.



SHARE BLOCKING



Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such a that around a shareholder meeting."

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                    Invesco Asset Management (Japan) Limited

                               (Quick Translation)

                    INTERNAL RULES ON PROXY VOTING EXECUTION

(PURPOSE)
ARTICLE 1

INVESCO Asset Management (Japan) Limited (referred to as "INVESCO" thereafter)] assumes a fiduciary responsibility to vote proxies in the best interest of its trustors and beneficiaries. In addition, INVESCO acknowledges its responsibility as a fiduciary to vote proxies prudently and solely for the purpose of maximizing the economic values of trustors (investors) and beneficiaries. So that it may fulfill these fiduciary responsibilities to trustors (investors) and beneficiaries , INVESCO has adopted and implemented these internal rules reasonably designed to ensure that the business operations of the company to invest are appropriately conducted in the best interest of shareholders and are always monitored by the shareholders.

(PROXY VOTING POLICY)
ARTICLE 2

INVESCO exercises the voting right in the best interest of its trustors and beneficiaries not in the interests of the third parties. The interests of trustors and beneficiaries are defined as the increase of the value of the enterprise or the expansion of the economic value of the shareholders or to protect these values from the impairment.

(VOTING EXERCISE STRUCTURE)
ARTICLE 3

Please refer to the Article 2 of Proxy Voting basic Policy as per attached.

(PROXY VOTING GUIDELINES)
ARTICLE 4

Please refer to Proxy Voting Guidelines (Attachment 2).

(PROXY VOTING PROCESS)
ARTICLE 5

1. DOMESTIC EQUITIES

     (1) Notification on the shareholder meeting will be delivered to Operations from trustee banks which will be in turn forwarded to the person in charge of equities investment. The instruction shall be handled by Operations.

     (2) The person in charge of equities investment scrutinizes the subjects according to the "Screening Standard" and forward them to the proxy voting committee ("Committee").

     (3) In case of asking for the outside counsel, to forward our proxy voting guidelines("Guidelines") to them beforehand and obtain their advice

     (4) In either case of b. or c., the person in charge shall make proposal to the committee to ask for their "For", "Against", "Abstention", etc.

     (5) The committee scrutinizes the respective subjects and approves/disapproves with the quorum of two thirds according to the Guidelines.

     (6) In case where as to the subject which the Committee judges as inappropriate according to the Guidelines and/or the subject which cannot obtain the quorum, the Committee will be held again to discuss the subject.

2. FOREIGN EQUITIES

     (1) As to the voting exercise of the foreign equities, we shall consider the manners and customs of the foreign countries as well as the costs.

     (2) As to the voting process, the above process of the domestic equities shall be accordingly adjusted and applied.

(DISCLOSURE OF INFORMATION)
ARTICLE 6

In case of the request from the customers, we can disclose the content.

(VOTING RECORD)
ARTICLE 7

-    The Committee preserves the record of Attachment 1 for one year.

- The administration office is the Investment Division which shall preserve all the related documents of this voting process.

- Operations which handle the instruction shall preserve the instruction documents for 10 years after the termination of the ITM funds or the termination of the investment advisory contracts.

ARTICLE 8 AND ADDENDUM ARE OMITTED.

Proxy Voting Basic Policy

1.   Basic Thought on Proxy Voting

     - INVESCO makes efforts to maximize the entrusted assets in terms of fiduciary duties in investing the funds entrusted by the trustors (investors) and the beneficiaries.

     - For the purpose of maximizing the invested assets and the value of the equities, INVESCO always monitors the invested companies to operate appropriately as a shareholder in the best interests of the shareholders.

     - From the above point of view, INVESCO has adopted and implemented this Proxy Voting Basic Policy and Proxy Voting Policy and Procedure to fulfill the proxy voting rights properly.

     - In exercising the proxy voting rights, INVESCO fulfills the voting rights in the benefits of the trustors (investors) and the beneficiaries not in the benefits of the third parties.

2.   Voting Process and Structure

     - INVESCO establishes the Proxy Voting Committee (referred to as "Committee" thereafter) which executes the proxy voting rights.

     - The Committee is composed of the chairman who is designated by Japanese Management Committee (referred to as "J-Mac" thereafter) and the members appointed by the chairman. Persons in charge of Investment Division and Legal & Compliance Division shall be mandatory members.

     - The Committee has been delegated the judgment power to execute the voting right from the J-Mac.

     - The Committee has worked out the subjects according to the pre-determined "Screening Standard" in terms of benefits of the shareholders and executes the voting rights based on the "Proxy Voting Guidelines".

     - The Committee is occasionally taken the advice from the outside parties according to the "Proxy Voting Guidelines". The Committee is held on a monthly basis and the result of the voting execution is to be reported to J-Mac on a monthly basis at least.

3.   Screening Standard

     For the purpose of efficient voting execution, INVESCO implements the following screening criteria. The companies fallen under this screening criteria shall be scrutinized according to "Voting Guidelines".

     (1)  Quantitative Standard

          1) Low profit margin of operational income and recurrent income for certain periods

          2)   Negative Net Assets/Insolvency

          3)   Extremely High Dividend Ratios or Low Dividend Ratios

     (2)  Qualitative Standard

          1) In breach of the substantial laws or anti-social activities for the past one year

          2) Impairment of the interests of the shareholders for the past one year

     (3)  Others

          1) External Auditor's Audit Report with the limited auditor's opinion

          2)   Shareholders' proposals

4.   Proxy Voting Guidelines

     (1)  General Subjects

          1)   Any violation of laws and anti-social activities ?

          2) Inappropriate disclosure which impairs the interests of shareholders ?

          3)   Enough Business Improvement Efforts ?

     (2)  Subjects on Financial Statements

          Any reasonable reasons for Interest Appropriation/Loss Disposal ?

     (3)  Amendments to Articles of Incorporations, etc

          Any possibility of the limitation to the shareholder's rights ?

     (4)  Directors/Statutory Auditors

          Appointment of the unqualified person, or inappropriate amount of payment/gifts to the unqualified person ?

     (5)  Capital Policy/Business Policy

          Unreasonable policy in terms of maximization of the shareholders' interests ?

     (6)  Others

          1)   Shareholder's Proposals

               Contribution to the increase of the shareholders' economic interests ?

          2)   Appointment of Auditor

               Any problem of independency ?

                                                                  (Attachment 1)
Voting Screening Criteria & Decision Making Documents

Company Name                                                                       Year  Month

Screening Criteria Quantitative Criteria consolidated or single
                                                                                    Yes    No
Consecutive unprofitable settlements for the past 3 years
Consecutive Non dividend payments for the past 3 years
Operational loss for the most recent fiscal year
Negative net assets for the most recent fiscal year
Less than 10% or more than 100% of the dividend ratios for the most recent fiscal year

Screening Criteria/Qualitative Criteria
                                                                                    Yes    No
Substantial breach of the laws/anti-social activities for the past one year
   If Yes, describe the content of the breach of the law/anti-social activities
Others, especially, any impairment of the value of the shareholders for the past one year
   If Yes, describe the content of the impairment of the value of shareholders:

Others
                                                                                    Yes   No
External Auditor's report with the limited auditor's opinion
Shareholder's proposal

----------------------------   ---------------------   -------------------------
Person in charge of equities   Initial                 Signature
investment

-    If all Nos (ARROW) No objection to the agenda of the shareholders' meeting

- If one or more Yes (ARROW)(Person in charge of equities investment shall fill Out the blanks below and forward to the Committee)

Proposal on Voting Execution

Reason for judgment

Chairman   For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature

                                                                  (Attachment 2)
     Proxy Voting Guidelines

1. PURPORT OF GUIDELINES

Pursuant to Article 2 of Proxy Voting Policy and Procedure, INVESCO has adopted and implemented the following guidelines and hereby scrutinizes and decides the subjects one by one in light of the guidelines.

2.   GUIDELINES

     (1)  General Subjects

          1)   Any violation of laws and anti-social activities ?

               - To scrutinize and judge respectively the substantial impact over the company's business operations by the above subjects or the impairment of the shareholders' economic value.

          2) Inappropriate disclosure which impairs the interests of shareholders ?

               - To scrutinize and judge respectively the potential impairment of the shareholder's economic value.

          3)   Enough Business Improvement Efforts ?

               - Although the continuous extremely unprofitable and the extremely bad performance, the management is in short of business improvement efforts. To scrutinize and judge respectively the cases.

     (2)  Subjects on Financial Statements

          1)   Interest Appropriation Plan

               (1)  Interest Appropriation Plan (Dividends)

                    - To basically approve unless the extremely overpayment or minimum payment of the dividends

               (2) Interest Appropriation Plan (Bonus payment to corporate officers)

                    - To basically agree but in case where the extremely unprofitable, for example, the consecutive unprofitable and no dividend payments or it is apparent of the impairment of the shareholder's value, to request to decrease the amount or no bonus payment.

               (3) To basically disagree to the interest appropriation plan if no dividend payments but to pay the bonus to the corporate officers without prior assessment.

          2)   Loss Disposal Plan

                    To scrutinize and judge respectively

     (3)  Amendments to Articles of Incorporation, etc.

          1.   Company Name Change/Address Change, etc.

          2.   Change of Purpose/Method of Public Announcement

          3.   Change of Business Operations, etc.

          4.   Change of Stipulations on Shareholders/Shareholders Meeting

          5. Change of Stipulations on Directors/Board of Directors/Statutory Auditors

                    - To basically approve however, in case of the possibility of the limitation to the shareholders' rights, to judge respectively

     (4)  Subjects on Corporate Organization

          1)   Composition of Board of Directors Meeting, etc

               - To basically approve the introduction of "Committee Installation Company "or "Substantial Asset Control Institution"

               - To basically approve the introduction of the corporate officer institution. Provided, however, that in case where all directors are concurrent with those committee members and the institutions, to basically disagree. In case of the above introduction, to basically disapprove to the decrease of the board members or adjustment of the remuneration.

          2)   Appointment of Directors

               - To basically disagree in case where the increase of the board members which is deemed to be overstaffed and no explanatory comments on the increase. In case of 21 or more board members, to respectively judge.

               - To basically disagree the re-appointment of the existing directors in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.

               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.

          3)   Appointment of Outside Directors

               - To basically agree after the confirmation of its independency based on the information obtained from the possible data sources.

               -    To basically disagree the decrease in number.

               - To basically disagree the job concurrence of the competitors' CEO, COO, CFO or concurrence of the outside directors of 4 or more companies.

               - To basically disagree in case of no-independence of the company

               - To basically disagree the extension of the board of directors' term.

          4)   Appointment of Statutory Auditors

               - To basically disagree the appointment of the candidate who is appointed as a director and a statutory auditor by turns.

               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.

          5)   Appointment of Outside Statutory Auditors

               - To basically disagree in case where the outside statutory auditor is not actually the outside auditor (the officer or employee of the parent company, etc.)

               - To basically disagree in case where the reason of the decrease in the number is not clearly described.

               - To basically agree in case where the introduction of the "Statutory Auditor Appointment Committee" which includes plural outside statutory auditors.

     (5)  Officer Remuneration/officer Retirement Allowances

          1)   Officer Remuneration

               - To basically disagree the amendment of the officer remuneration (unless the decrease in amount or no payment) in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.

               - To basically disagree and scrutinize respectively in case where no sufficient explanation of the substantial increase (10% or more per head), or no decrease of the remuneration amount if the number of the officers decrease.

          2)   Officer Retirement Allowance

               -    To basically approve

               - To basically disapprove in case where the payment of the allowance to the outside statutory auditors and the outside directors.

               - To basically disapprove in case where the officer resigned or retired during his/her assignment due to the scandal of the breach of the laws and the anti-social activities.

               - To basically disagree in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.

     (2)  Capital Policy/Business Policy

          1)   Acquisition of Own shares

               -    To basically approve

               - To basically approve the disposition of the own sharers if the disposition ratio of less than 10% of the total issued shares and the shareholders' equities. In case of 10% or more, to respectively scrutinize.

          2)   Capital Reduction

               To basically disagree in case where the future growth of the business might be substantially decreased.

          3)   Increase of the authorized capital

               To basically disagree in case of the substantial increase of the authorized capital taking into consideration the dilution of the voting right (10% or more) and incentive.

          4) Granting of the stock options to Directors, Statutory Auditors and Employees

               -    To basically approve

               - To basically disagree in case where the substantial dilution of the value of the stocks (the potential dilution ration is to increase 5% of the total issued stock number) will occur and accordingly decrease of the shareholders' interests.

               - To basically disagree in case where the exercise price is deviated by 10% or more from the market value as of the fiscal year-end

                    - To basically disagree the decrease of the exercise price (re-pricing)

                         - To basically disagree in case where the exercise term remains less than 1 year.

                         - To basically disagree in case the scope of the option granted objectives (transaction countereparties)is not so closely connected with the better performance.

          5)   Mergers and Acquisitions

               - To basically disagree in case where the terms and conditions are not advantageous and there is no assessment base by the thirdparty.

               - To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable in comparison with the business strategy.

          6)   Business Transfer/Acceptance

               To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable and extremely unprofitable in comparison with the business strategy.

          7)   Capital Increase by the allocation to the thirdparties

               -    To basically analyze on a case by case basis

               - Provided, however, that to basically approve in case where the companies under the financial difficulties executes as the restructuring of the business.

     (7)  Others

          1)   Appointment of Accountant

               -    To basically approve

               -    To basically disapprove on suspicion of its independency.

               - To scrutinize the subjects in case where the decline of the re-appointment due to the conflict of the audit policy.

          2)   Shareholders' proposal

               To basically analyze on a case by case basis

     The basic judgment criterion is the contribution to the increase of the shareholders' value. However, to basically disapprove in case where to maneuver as a method to resolve the specific social and political problems.

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                            INVESCO AUSTRALIA LIMITED

                               PROXY VOTING POLICY

1.   Purpose of this Policy

     INVESCO recognises its fiduciary obligation to act in the best interests of all clients, be they superannuation trustees, institutional clients, unit-holders in managed investment schemes or personal investors. One way INVESCO represents its clients in matters of corporate governance is through the proxy voting process.

     This document sets out INVESCO's policy in relation to proxy voting. It has been approved by the INVESCO Australia Limited Board.

2.   Scope

     This policy applies to all INVESCO portfolios with the following exceptions:

     - "index" or "index like" funds where, due to the nature of the funds, INVESCO will generally abstain from voting;

     - private client or discrete wholesale mandates, where the voting policy has been agreed within the mandate;

     - where investment management of an international fund has been delegated to an overseas AMVESCAP or INVESCO company, proxy voting will rest with that delegated manager.

3.   Policy

     In accordance with industry practices and the IFSA standard on proxy voting, our policy is as follows:

     - INVESCO's overriding principle is that votes will be cast in the best economic interests of investors.

     - INVESCO's intention is to vote on all Australian Company shareholder resolutions however it recognises that in some circumstances it would be inappropriate to vote, or its vote may be immaterial. INVESCO will generally abstain from voting on "routine" company resolutions (eg approval of financial accounts or housekeeping amendments to Articles of Association or Constitution) unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question (a significant proportion in this context means 5% or more of the market capitalisation of the company).

     - INVESCO will always vote on the following issues arising in company Annual General Meetings where it has the authority to do so on behalf of clients.

          - contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);

          -    employee and executive share and option schemes;

          -    approval of changes of substantial shareholdings;

          -    mergers or schemes of arrangement; and

          -    approval of major asset sales or purchases.

     - Management agreements or mandates for individually-managed clients will provide direction as to who has responsibility for voting.

     - In the case of existing management agreements which do not contain a provision concerning voting authority or are ambiguous on the subject, INVESCO will not vote until clear instructions have been received from the client.

     - In the case of clients who wish to place special conditions on the delegation of proxy voting powers, INVESCO will endeavour to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.

     - In considering proxy voting issues arising in respect of unit-holders in managed investment schemes, INVESCO will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unit-holders in the scheme as a whole. INVESCO cannot accept instructions from individual unit-holders as to the exercise of proxy voting authority in a particular instance.

     - In order to facilitate its proxy voting process, INVESCO may retain a professional proxy voting service to assist with in-depth proxy research, vote execution, and the necessary record keeping.

4.   Reporting and Disclosure

     A written record will be kept of the voting decision in each case, and of the reasons for each decision (including abstentions).

     INVESCO will disclose on an annual basis, a summary of its proxy voting statistics on its website as required by IFSA standard No. 13 - Proxy Voting.

5.   Conflicts of Interest

     All INVESCO employees are under an obligation to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of clients.

     INVESCO acknowledges that conflicts of interest do arise and where a conflict of interest is considered material, INVESCO will not vote until a resolution has been agreed upon and implemented.

                              PROXY POLICY APPLIES
                                TO THE FOLLOWING:
                            INVESCO HONG KONG LIMITED

                            INVESCO HONG KONG LIMITED

                               PROXY VOTING POLICY

                                  8 APRIL 2004

TABLE OF CONTENTS

Introduction                                            2
1. Guiding Principles                                   3
2. Proxy Voting Authority                               4
3. Key Proxy Voting Issues                              7
4. Internal Admistration and Decision-Making Process   10
5. Client Reporting                                    12

INTRODUCTION

     This policy sets out Invesco's approach to proxy voting in the context of our broader portfolio management and client service responsibilities. It applies to Asia related equity portfolios managed by Invesco on behalf of individually-managed clients and pooled fund clients

     Invesco's proxy voting policy is expected to evolve over time to cater for changing circumstances or unforeseen events.

1. GUIDING PRINCIPLES

     1.1 Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they retirement scheme trustees, institutional clients, unitholders in pooled investment vehicles or personal investors. The application of due care and skill in exercising shareholder responsibilities is a key aspect of this fiduciary obligation.

     1.2 The sole objective of Invesco's proxy voting policy is to promote the economic interests of its clients. At no time will Invesco use the shareholding powers exercised in respect of its clients' investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients' economic interests, or to favour a particular client or other relationship to the detriment of others.

     1.3 Invesco also recognises the broader chain of accountability that exists in the proper governance of corporations, and the extent and limitations of the shareholder's role in that process. In particular, it is recognised that company management should ordinarily be presumed to be best placed to conduct the commercial affairs of the enterprise concerned, with prime accountability to the enterprise's Board of Directors which is in turn accountable to shareholders and to external regulators and exchanges. The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.

     1.4 The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is of itself unlikely to promote the maximum economic performance of companies, or to cater for circumstances in which non-compliance with a checklist is appropriate or unavoidable.

     1.5 Invesco considers that proxy voting rights are an asset which should be managed with the same care as any other asset managed on behalf of its clients.

2. PROXY VOTING AUTHORITY

     2.1 An important dimension of Invesco's approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.

     2.2 An initial issue to consider in framing a proxy voting policy is the question of where discretion to exercise voting power should rest - with Invesco as the investment manager, or with each individual client? Under the first alternative, Invesco's role would be both to make voting decisions on clients' behalf and to implement those decisions. Under the second alternative, Invesco would either have no role to play, or its role would be limited solely to implementing voting decisions under instructions from our clients.

     2.3 In addressing this issue, it is necessary to distinguish the different legal structures and fiduciary relationships which exist as between individually-managed clients, who hold investments directly on their own accounts, and pooled fund clients, whose investments are held indirectly under a trust structure.

     2.4   INDIVIDUALLY-MANAGED CLIENTS

     2.4.1 As a matter of general policy, Invesco believes that unless a client's mandate gives specific instructions to the contrary, discretion to exercise votes should normally rest with the investment manager, provided that the discretion is always exercised in the client's interests alone.

     2.4.2 The reason for this position is that Invesco believes that, with its dedicated research resources and ongoing monitoring of companies, an investment manager is usually better placed to identify issues upon which a vote is necessary or desirable. We believe it is also more practical that voting discretion rests with the party that has the authority to buy and sell shares, which is essentially what investment managers have been engaged to do on behalf of their clients.

     2.4.3 In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes. If a client requires, an appropriate reporting mechanism will be put in place.

     2.4.4 While it is envisaged that the above arrangements will be acceptable in the majority of cases, it is recognised that some individually-managed clients will wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers. In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations which have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio.

     2.4.5 In any event, whatever decision is taken as to where voting authority should lie, Invesco believes that the matter should be explicitly covered by the terms of the investment management agreement and clearly understood by the respective parties.

     2.4.6 Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for individually-managed clients:

           PROXY VOTING AUTHORITY

           Individually-Managed Clients

           Unless an individually-managed client wishes to retain proxy voting authority, Invesco will assume proxy voting authority by way of delegation from the client, provided that the allocation of proxy voting responsibility is clearly set out in the investment management agreement.

           In the case of clients who wish to place special conditions on the delegation of proxy voting powers, Invesco will endeavour to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.

     2.5   POOLED FUND CLIENTS

     2.5.1 The legal relationship between an investment manager and its pooled fund clients is different in a number of important respects from that applying to individually-managed clients. These differences have a bearing on how proxy voting authority is exercised on behalf of pooled fund clients.

     2.5.2 These legal relationships essentially mean that the manager is required to act solely in the collective interests of unitholders at large rather than as a direct agent or delegate of each unitholder. On the issue of proxy voting, as with all other aspects of our client relationships, Invesco will naturally continue to be receptive to any views and concerns raised by its pooled fund clients. However, the legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.

     2.5.3 As in the case of individually-managed clients who delegate their proxy voting authority, Invesco's accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager's broader client relationship and reporting responsibilities.

     2.5.4 Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for pooled fund clients:

           PROXY VOTING AUTHORITY

           Pooled Fund Clients

           In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unitholders in the pooled fund as a whole.

           Invesco cannot accept instructions from individual unitholders as to the exercise of proxy voting authority in a particular instance.

3. KEY PROXY VOTING ISSUES

     3.1 This section outlines Invesco's intended approach in cases where proxy voting authority is being exercised on clients' behalf.

     3.2 Invesco will vote on all material issues at all company meetings where it has the voting authority and responsibility to do so. We will not announce our voting intentions and the reasons behind them.

     3.3 Invesco applies two underlying principles. First, our interpretation of 'material voting issues' is confined to those issues which affect the value of shares we hold on behalf of clients and the rights of shareholders to an equal voice in influencing the affairs of companies in proportion to their shareholdings. We do not consider it appropriate to use shareholder powers for reasons other than the pursuit of these economic interests. Second, we believe that a critical factor in the development of an optimal corporate governance policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' portfolios through investment performance and client service.

     3.4 In order to expand upon these principles, Invesco believes it is necessary to consider the role of proxy voting policy in the context of broader portfolio management and administrative issues which apply to our investment management business as a whole. These are discussed as follows.

     3.5   PORTFOLIO MANAGEMENT ISSUES - ACTIVE EQUITY PORTFOLIOS

     3.5.1 While recognising in general terms that issues concerning corporate governance practices can have a significant bearing on the financial performance of companies, the primary criterion for the selection and retention of a particular stock in active equity portfolios remains our judgment that the stock will deliver superior investment performance for our clients, based on our investment themes and market analysis.

     3.5.2 In view of these dynamics, Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of Invesco's approach to corporate governance is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients' portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

     3.5.3 Nevertheless, Invesco has identified a limited range of issues upon which it will always exercise proxy voting authority - either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows:

           KEY VOTING ISSUES

           Major Corporate Proposals

           Invesco will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients.

           - contentious issues (eg. issues of perceived national interest, or where there has

           -   been extensive press coverage or public comment);

           -   approval of changes of substantial shareholdings;

           -   mergers or schemes of arrangement; and

           -   approval of major asset sales or purchases.

           As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments, unless balanced by reasonable increase in net worth of the shareholding.

           Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.

           Invesco's approach to significant proxy voting issues which fall outside these areas will be addressed on their merits.

     3.6   ADMINISTRATIVE ISSUES

     3.6.1 In addition to the portfolio management issues outlined above, Invesco's proxy voting policy also takes account of administrative and cost implications, together with the size of our holdings as compared to the issue size, involved in the exercise of proxy voting authority on our clients' behalf.

     3.6.2 There are practical constraints to the implementation of proxy voting decisions. Proxy voting is a highly seasonal activity, with most company Annual General Meetings being collapsed into a few months, with short deadlines for the distribution and return of notice papers, multiple resolutions from multiple companies being considered simultaneously, and under a legal system which is essentially dependent upon paper-based communication and record-keeping.

     3.6.3 In addition, for investment managers such as Invesco who do not invest as principals and who consequently do not appear directly on the share registers of companies, all of these communications are channelled through external custodians, among whom there is in turn a considerable variation in the nature and quality of systems to deal with the flow of information.

     3.6.4 While Invesco has the systems in place to efficiently implement proxy voting decisions when required, it can be seen that administrative and cost considerations by necessity play an important role in the application of a responsible proxy voting policy. This is particularly so bearing in mind the extremely limited time period within which voting decisions must often be made and implemented (which can in practice be as little as a few days). This factor also explains why Invesco resists any suggestion that there should be compulsory proxy voting on all issues, as in our view this would only increase the costs to be borne by our clients with very little practical improvement in corporate performance in most cases.

     3.6.5 These administrative constraints are further highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company - eg. approval of financial accounts or housekeeping amendments to Articles of Association. Generally in such cases, we will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, the actual casting of a "yes" vote on all such resolutions in our view would entail an unreasonable administrative workload and cost.

     3.6.6 Accordingly, Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' investments through portfolio management and client service. The policies outlined below have been prepared on this basis.

           KEY PROXY VOTING ISSUES

           Administrative Constraints

           In view of the administrative constraints and costs involved in the exercise of proxy voting powers, Invesco may (depending on circumstances) not exercise its voting right unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question.

           A significant proportion in this context means 5% or more of the market capitalisation of the company.

4. INTERNAL ADMINISTRATION & DECISION-MAKING PROCESS

     4.1 The following diagram illustrates the procedures adopted by Invesco for the administration of proxy voting:

              -----------
              | COMPANY |
              -----------
                   |
                   |
                   |     Notice Paper
                  \|/
-----------------------------------------------------------------------------------
|Custodian | Custodian | Custodian | Custodian | Custodian | Custodian | Custodian|
|  No. 1   |   No. 2   |   No. 3   |   No. 4   |   No. 5   |   No. 6   |   No. 7  |  (etc)
-----------------------------------------------------------------------------------
               |   /|\
Courier /      |    |    INSTRUCTION OF VOTING
Fax advice     |    |
               |    |
              \|/   |
    -----------------------
    | IAL Settlement Team |<---
    -----------------------   |
                 |            |
                 | Memo       |
                 |            |
                \|/           |
    -----------------------   |
    |    Primary Equity   |   |  ADVISE DECISION
    |  Investment Manager |   |   (RETURN EMAIL)
    | for relevant market |   |
    -----------------------   |
                 |            |
                 | Decision   |
                 |            |
                \|/           |
    -----------------------   |
    |         Vote        |----
    -----------------------

     4.2 As shown by the diagram, a central administrative role is performed by our Settlement Team, located within the Client Administration section. The initial role of the Settlement Team is to receive company notice papers via the range of custodians who hold shares on behalf of our clients, to ascertain which client portfolios hold the stock, and to initiate the decision-making process by distributing the company notice papers to the Primary Investment Manager responsible for the company in question.

     4.3 A voting decision on each company resolution (whether a yes or no vote, or a recommended abstention) is made by the Primary Investment Manager responsible for the company in question. Invesco believes that this approach is preferable to the appointment of a committee with responsibility for handling voting issues across all companies, as it takes advantage of the expertise of individuals whose professional lives are occupied by analysing particular companies and sectors, and who are familiar with the issues facing particular companies through their regular company visits.

     4.4 Moreover, the Primary Equity Manager has overall responsibility for the relevant market and this ensures that similar issues which arise in different companies are handled in a consistent way across the relevant market.

     4.5 The voting decision is then documented and passed back to the Settlement Team, who issue the voting instructions to each custodian in advance of the closing date for receipt of proxies by the company. At the same time, the Settlement Team logs all proxy voting activities for record keeping or client reporting purposes.

     4.6 A key task in administering the overall process is the capture and dissemination of data from companies and custodians within a time frame that makes exercising votes feasible in practice. This applies particularly during the company Annual General Meeting "season", when there are typically a large number of proxy voting issues under consideration simultaneously. Invesco has no control over the former dependency and Invesco's ability to influence a custodian's service levels are limited in the case of individually-managed clients, where the custodian is answerable to the client.

     4.7 The following policy commitments are implicit in these administrative and decision-making processes:

           INTERNAL ADMINISTRATION AND DECISION-MAKING PROCESS

           Invesco will consider all resolutions put forward in the Annual General Meetings or other decision-making forums of all companies in which investments are held on behalf of clients, where it has the authority to exercise voting powers. This consideration will occur in the context of our policy on Key Voting Issues outlined in Section 3.

           The voting decision will be made by the Primary Investment Manager responsible for the market in question.

           A written record will be kept of the voting decision in each case, and in case of an opposing vote, the reason/comment for the decision.

           Voting instructions will be issued to custodians as far as practicable in advance of the deadline for receipt of proxies by the company. Invesco will monitor the efficiency with which custodians implement voting instructions on clients' behalf.

           Invesco's ability to exercise proxy voting authority is dependent on timely receipt of notification from the relevant custodians.

5. CLIENT REPORTING

     5.1   Invesco will keep records of its proxy voting activities.

     5.2 Upon client request, Invesco will regularly report back to the client on proxy voting activities for investments owned by the client.

     5.2 The following points summarise Invesco's policy commitments on the reporting of proxy voting activities to clients (other than in cases where specific forms of client reporting are specified in the client's mandate):

           CLIENT REPORTING

           Where proxy voting authority is being exercised on a client's behalf, a statistical summary of voting activity will be provided on request as part of the client's regular quarterly report.

           Invesco will provide more detailed information on particular proxy voting issues in response to requests from clients wherever possible.

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                       INVESCO INSTITUTIONAL (N.A.), INC.
                  INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.
                     INVESCO SENIOR SECURED MANAGEMENT, INC.

                                 (INVESCO LOGO)

                              PROXY VOTING POLICIES

                                       AND

                                   PROCEDURES

                                                                   April 1, 2006

                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

     (1)  describe any real or perceived conflict of interest,

     (2)  discuss any procedure used to address such conflict of interest,

     (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

     (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

     - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

     - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

     - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of the most recent ISS US Proxy Voting Guidelines Summary can be found on ISS's website at www.issproxy.com. From this website, click on ISS Governance Services tab, next click on "Policy Gateway", next click on "2008 Policy Information", and then click on "Download 2008 U.S. Proxy Voting Guidelines Summary."

                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

     I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                        ----------------------------------------
                                                       Print Name


-------------------------------------   ----------------------------------------
              Date                                      Signature

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                   INVESCO TRIMARK INVESTMENT MANAGEMENT INC.

                                  PROXY VOTING

Policy Number: B-6   Effective Date: May 1, 2001   Revision Date: November 6, 2006

PURPOSE AND BACKGROUND

In its trusteeship and management of mutual funds, AIM Trimark acts as fiduciary to the unitholders and must act in their best interests.

APPLICATION

AIM Trimark will make every effort to exercise all voting rights with respect to securities held in the mutual funds that it manages in Canada or to which it provides sub-advisory services, including a Fund registered under and governed by the US Investment Company Act of 1940, as amended (the "US Funds") (collectively, the "Funds"). Proxies for the funds distributed by AIM Trimark Investments and managed by an affiliate or a third party (a "Sub-Advisor") will be voted in accordance with the Sub-Advisor's policy, unless the sub-advisory agreement provides otherwise.

The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund. Portfolio managers must vote proxies in accordance with the Guidelines, as amended from time to time, a copy of which is attached to this policy.

When a proxy is voted against management's recommendation, the portfolio manager will provide to the CIO the reasons in writing for any vote in opposition to management's recommendation. AIM Trimark may delegate to a third party the responsibility to vote proxies on behalf of all or certain Funds, in accordance with the Guidelines.

RECORDS MANAGEMENT

The Investment Department will endeavour to ensure that all proxies and notices are received from all issuers on a timely basis, and will maintain for all Funds

          -    A record of all proxies received;

          -    a record of votes cast;

          - a copy of the reasons for voting against management; and for the US Funds

          -    the documents mentioned above; and

          - a copy of any document created by AIM Trimark that was material to making a decision how to vote proxies on behalf of a US Fund and that memorializes the basis of that decision.

AIM Trimark has a dedicated Central Proxy Administrator who manages all proxy voting materials. Proxy voting circulars for all companies are received electronically through an external service provider. Circulars for North American companies and ADRs are generally also received in paper format. Once a circular is received, the Administrator verifies that all shares and Funds affected are correctly listed. The Administrator then gives a copy of the proxy summary to each affected portfolio manager and maintains a tracking list to ensure that all proxies are voted within the prescribed deadlines.

Once voting information has been received from the portfolio managers, voting instructions are sent electronically to the service provider who then forwards the instructions to the appropriate proxy voting agent or transfer agent. The external service provider retains on behalf of AIM Trimark a record of the votes cast and agrees to provide AIM Trimark with a copy of proxy records promptly upon request. The service provider must make all documents available to AIM Trimark for a period of 6 years.

In the event that AIM Trimark ceases to use an external service provider, all documents would be maintained and preserved in an easily accessible place i) for a period of 2 years where AIM Trimark carries on business in Canada and ii) for a period of 3 years thereafter at the same location or at any other location.

REPORTING

The CIO will report on proxy voting to the Fund Boards on an annual basis with respect to all funds managed in Canada or distributed by AIM Trimark Investments and managed by a Sub-Advisor. The CIO will report on proxy voting to the Board of Directors of the US Funds as required from time to time. In accordance with NI 81-106, proxy voting records for all Canadian mutual funds for years ending June 30th are posted on AIM Trimark's websites. The AIM Trimark Compliance department will review the proxy voting records held by AIM Trimark on an annual basis.

                             AIM TRIMARK INVESTMENTS

                    PROXY VOTING GUIDELINES (APRIL 17, 2006)

PURPOSE

The purpose of this document is to describe AIM Trimark's general guidelines for voting proxies received from companies held in AIM Trimark's Toronto-based funds. Proxy voting for the funds managed on behalf of AIM Trimark on a sub-advised basis (i.e. by other AMVESCAP business units or on a third party basis) are subject to the proxy voting policies & procedures of those other entities. As part of its regular due diligence, AIM Trimark will review the proxy voting policies & procedures of any new sub-advisors to ensure that they are appropriate in the circumstances.

INTRODUCTION

AIM Trimark has the fiduciary obligation to ensure that the long-term economic best interest of unitholders is the key consideration when voting proxies of portfolio companies. As a general rule, AIM Trimark shall vote against any actions that would:

          -    reduce the rights or options of shareholders,

          - reduce shareholder influence over the board of directors and management,

          - reduce the alignment of interests between management and shareholders, or

          -    reduce the value of shareholders' investments.

At the same time, since AIM Trimark's Toronto-based portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which they invest, and will accord proper weight to the positions of a company's board of directors. Therefore, in most circumstances, votes will be cast in accordance with the recommendations of the company's board of directors.

While AIM Trimark's proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate.

These guidelines may be amended from time to time.

CONFLICTS OF INTEREST

When voting proxies, AIM Trimark's portfolio managers assess whether there are material conflicts of interest between AIM Trimark's interests and those of unitholders. A potential conflict of interest situation may include where AIM Trimark or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm AIM Trimark's relationship with the company. In all situations, the portfolio managers will not take AIM Trimark's relationship with the company into account, and will vote the proxies in the best interest of the unitholders. To the extent that a portfolio manager has any conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue. Portfolio managers are required to report to the Chief Investment Officer any such conflicts of interest and/or attempts by outside parties to improperly influence the voting process.

BOARDS OF DIRECTORS

We believe that a board that has at least a majority of independent directors is integral to good corporate governance. Unless there are restrictions specific to a company's home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes in an uncontested election of directors are evaluated on a cASE-BY-CASE basis, considering factors that may include:

          -    Long-term company performance relative to a market index,

          -    Composition of the board and key board committees,

          -    Nominee's attendance at board meetings,

          - Nominee's time commitments as a result of serving on other company boards,

          -    Nominee's investments in the company,

          -    Whether the chairman is also serving as CEO, and

          -    Whether a retired CEO sits on the board.

VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering factors that may include:

          - Long-term financial performance of the target company relative to its industry,

          -    Management's track record,

          -    Background to the proxy contest,

          -    Qualifications of director nominees (both slates),

          - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

          -    Stock ownership positions.

MAJORITY THRESHOLD VOTING FOR DIRECTOR ELECTIONS

We will generally vote FOR proposals that require directors to be elected with an affirmative majority of votes cast unless the relevant portfolio manager believes that the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate and timely response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

REIMBURSEMENT OF PROXY SOLICITATION EXPENSES

Decisions to provide reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

SEPARATING CHAIRMAN AND CEO

Shareholder proposals to separate the chairman and CEO positions should be evaluated on a CASE-BY-CASE basis.

While we generally support these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position. Voting decisions will take into account factors such as:

          - Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;

          -    Majority of independent directors;

          -    All-independent key committees;

          -    Committee chairpersons nominated by the independent directors;

          - CEO performance is reviewed annually by a committee of outside directors; and

          -    Established governance guidelines.

MAJORITY OF INDEPENDENT DIRECTORS

While we generally support shareholder proposals asking that a majority of directors be independent, each proposal should be evaluated on a case-by-case basis. We generally vote for shareholder proposals that request that the board's audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS

We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders. Share ownership by directors better aligns their interests with those of other shareholders. Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.

We generally vote FOR proposals that require a certain percentage of a director's compensation to be in the form of common stock.

SIZE OF BOARDS OF DIRECTORS

We believe that the number of directors is important to ensuring the board's effectiveness in maximizing long-term shareholder value. The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome.

While we will prefer a board of no fewer than 5 and no more than 16 members, each situation will be considered on a CASE-BY-CASE basis taking into consideration the specific company circumstances.

CLASSIFIED OR STAGGERED BOARDS

In a classified or staggered board, directors are typically elected in two or more "classes", serving terms greater than one year.

We prefer the annual election of all directors and will generally NOT SUPPORT proposals that provide for staggered terms for board members. We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a CASE-BY-CASE basis.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION

We recognize that many individuals may be reluctant to serve as corporate directors if they were to be personally liable for all lawsuits and legal costs. As a result, limitations on directors' liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.

We generally vote FOR proposals that limit directors' liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the corporation and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

AUDITORS

A strong audit process is a requirement for good corporate governance. A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.

RATIFICATION OF AUDITORS

We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We generally vote FOR the reappointment of the company's auditors unless:

          - It is not clear that the auditors will be able to fulfill their function;

          - There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

          - The auditors have a significant professional or personal relationship with the issuer that compromises their independence.

DISCLOSURE OF AUDIT VS. NON-AUDIT FEES

Understanding the fees earned by the auditors is important for assessing auditor independence. Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees. There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees. In these circumstances, we will generally SUPPORT proposals that call for this disclosure.

COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers and directors and is reasonable on the whole.

While we generally encourage companies to provide more transparent disclosure related to their compensation programs, the following are specific guidelines dealing with some of the more common features of these programs (features not specifically itemized below will be considered on a CASE-BY-CASE basis taking into consideration the general principles described above):

CASH COMPENSATION AND SEVERANCE PACKAGES

We will generally SUPPORT the board's discretion to determine and grant appropriate cash compensation and severance packages.

EQUITY BASED PLANS - DILUTION

We will generally vote AGAINST equity-based plans where the total dilution (including all equity-based plans) is excessive.

EMPLOYEE STOCK PURCHASE PLANS

We will generally vote FOR the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a case-by-case basis.

LOANS TO EMPLOYEES

We will vote AGAINST the corporation making loans to employees to allow employees to pay for stock or stock options. It is recognized that country specific circumstances may exist that require proposals to be reviewed on a CASE-BY-CASE basis.

STOCK OPTION PLANS - BOARD DISCRETION

We will vote AGAINST stock option plans that give the board broad discretion in setting the terms and conditions of the programs. Such programs should be submitted with detail and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.

STOCK OPTION PLANS - INAPPROPRIATE FEATURES

We will generally vote AGAINST plans that have any of the following structural features:

          - ability to re-price "underwater" options without shareholder approval,

          - ability to issue options with an exercise price below the stock's current market price,

          -    ability to issue "reload" options, or

          -    automatic share replenishment ("evergreen") features.

STOCK OPTION PLANS - DIRECTOR ELIGIBILITY

While we prefer stock ownership by directors, we will SUPPORT stock option plans for directors as long as the terms and conditions of director options are clearly defined and are reasonable.

STOCK OPTION PLANS - REPRICING

We will vote FOR proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.

STOCK OPTION PLANS - VESTING

We will vote AGAINST stock option plans that are 100% vested when granted.

STOCK OPTION PLANS - AUTHORIZED ALLOCATIONS

We will generally vote AGAINST stock option plans that authorize allocation of 25% or more of the available options to any one individual.

STOCK OPTION PLANS - CHANGE IN CONTROL PROVISIONS

We will vote AGAINST stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.

CORPORATE MATTERS

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers & acquisitions on a case-by-case basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

COMMON STOCK AUTHORIZATION

We will review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

DUAL CLASS SHARE STRUCTURES

Dual class share structures involve a second class of common stock with either superior or inferior voting rights to those of another class of stock.

We will generally vote AGAINST proposals to create or extend dual class share structures where certain stockholders have superior or inferior voting rights to another class of stock.

STOCK SPLITS

We will vote FOR proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS

We will vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

SHARE REPURCHASE PROGRAMS

We will vote AGAINST proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.

REINCORPORATION

Reincorporation involves re-establishing the company in a different legal jurisdiction.

We will generally vote FOR proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move. Proposals to reincorporate will NOT BE SUPPORTED if solely as part of an anti-takeover defense or as a way to limit directors' liability.

MERGERS & ACQUISITIONS

We will vote FOR merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:

          -    will result in financial and operating benefits,

          -    have a fair offer price,

          -    have favourable prospects for the combined companies, and

          - will not have a negative impact on corporate governance or shareholder rights.

SOCIAL RESPONSIBILITY

We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers, and creditors, among others. We believe that companies and their boards must give careful consideration to social responsibility issues in order to enhance long-term shareholder value.

We SUPPORT efforts by companies to develop policies and practices that consider social responsibility issues related to their businesses.

SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence. As a result, shareholder proposals will be reviewed on a CASE-BY-CASE basis with consideration of factors such as:

          - the proposal's impact on the company's short-term and long-term share value,

          -    its effect on the company's reputation,

          -    the economic effect of the proposal,

          -    industry and regional norms applicable to the company,

          -    the company's overall corporate governance provisions, and

          -    the reasonableness of the request.

We will generally SUPPORT shareholder proposals that require additional disclosure regarding corporate responsibility issues where the relevant portfolio manager believes:

          - the company has failed to adequately address these issues with shareholders,

          - there is information to suggest that a company follows procedures that are not in compliance with applicable regulations, or

          - the company fails to provide a level of disclosure that is comparable to industry peers or generally accepted standards.

We will generally NOT SUPPORT shareholder proposals that place arbitrary or artificial constraints on the board, management or the company.

ORDINARY BUSINESS PRACTICES

We will generally SUPPORT the board's discretion regarding shareholder proposals that involve ordinary business practices.

PROTECTION OF SHAREHOLDER RIGHTS

We will generally vote FOR shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

BARRIERS TO SHAREHOLDER ACTION

We will generally vote FOR proposals to lower barriers to shareholder action.

SHAREHOLDER RIGHTS PLANS

We will generally vote FOR proposals to subject shareholder rights plans to a shareholder vote.

OTHER

We will vote AGAINST any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

We will vote AGAINST any proposals to authorize the company to conduct any other business that is not described in the proxy statement (including the authority to approve any further amendments to an otherwise approved resolution).

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


     All information listed below is as of August 29, 2008.


AIM FLOATING RATE FUND


                                          CLASS A      CLASS C      CLASS R      CLASS Y    INSTITUTIONAL
                                          SHARES       SHARES       SHARES       SHARES*    CLASS SHARES
                                        PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
PRINCIPAL HOLDER                          RECORD       RECORD       RECORD       RECORD        RECORD
-------------------                     ----------   ----------   ----------   ----------   -------------
AIM Conservative Asset Allocation Fund       --           --           --           --          19.90%
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plaza, Ste 100
Houston, TX 77046-1113

AIM Income Allocation Fund                   --           --           --           --          13.42%
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plaza, Ste 100
Houston, TX 77046-1113

AIM Moderate Asset Allocation Fund           --           --           --           --          44.94%
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plaza, Ste 100
Houston, TX 77046-1113


-------------

*    Class Y Shares commenced operations on October 3, 2008.

                                          CLASS A      CLASS C      CLASS R      CLASS Y      INSTITUTIONAL
                                          SHARES       SHARES       SHARES       SHARES*      CLASS SHARES
                                        PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF     OWNED OF     OWNED OF     OWNED OF        OWNED OF
PRINCIPAL HOLDER                          RECORD       RECORD       RECORD       RECORD          RECORD
-------------------                     ----------   ----------   ----------   ----------     -------------
AIM Moderately Conservative Allocation       --           --           --           --          12.30%
Fund Omnibus Account
c/o AIM Advisors
11 Greenway Plaza, Ste. 100
Houston, TX 77046-1113

Charles Schwab & Co., Inc.                 6.87%          --           --           --             --
Special Custody FBO Customers (SIM)
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

Citigroup Global Markets House Acct.       5.87%        5.90%           --           --             --
Attn: Cindy Tempesta, 7th Floor
333 W. 34th St.
New York, NY 10001-2402

Judith C. Foss                               --           --         7.10%          --             --
Judith C. Foss
336 Cousins St.
Yarmouth, ME 04096-5508

Jennifer R. Jacobson                         --           --        11.02%          --             --
Jennifer R. Jacobson
P.O. Box 677
Yarmouth, ME 04096-0677

Keramik Corporation                          --           --        12.62%          --             --
Karen D. Kramer
3 Decary Rd.
Biddeford, ME 04005-9711

Merrill Lynch Pierce Fenner & Smith          --        22.48%          --           --             --
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484


-------------

*    Class Y Shares commenced operations on October 3, 2008.

                                          CLASS A      CLASS C      CLASS R      CLASS Y    INSTITUTIONAL
                                          SHARES       SHARES       SHARES       SHARES*    CLASS SHARES
                                        PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
PRINCIPAL HOLDER                          RECORD       RECORD       RECORD       RECORD        RECORD
-------------------                     ----------   ----------   ----------   ----------   -------------
MG Trustco Cust FBO                          --           --        10.13%          --             --
Ebner Furnaces, Inc.
Employees 401k
700 17th Street, Suite 300
Denver, CO 80202-3531

MG Trustco 401k                              --           --         5.81%          --             --
FBO Heifer International Foundation
403B
700 17th St., Ste 300
Denver, CO 80202-3531

MG Trustco Cust FBO                          --           --         5.01%          --             --
Heifer International Foundation Emp.
700 17th Street, Suite 300
Denver, CO 80202-3531

Morgan Stanley DW                            --         6.18%          --           --             --
Attn: Mutual Fund Operations
3 Harborside Pl.
Floor 6
Jersey City, NJ 07311-3907

Pershing LLC                              16.54%       11.78%       11.13%          --             --
1 Pershing Plaza
Jersey City, NJ 07339-0001

George E. Prescott                           --           --        19.42%          --             --
George E. Prescott
4 Windward Ln
Scarborough, ME 04074-8244

Ryder Creative Inc.                          --           --         5.92%          --             --
Thomas A. Ryder
5 Old Oregon Trl.
Acton, MA 01720-7744


-------------

*    Class Y Shares commenced operations on October 3, 2008.

AIM MULTI-SECTOR FUND



                                          CLASS A      CLASS B      CLASS C      CLASS Y    INSTITUTIONAL
                                          SHARES       SHARES       SHARES       SHARES*    CLASS SHARES
                                        PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
PRINCIPAL HOLDER                          RECORD       RECORD       RECORD       RECORD        RECORD
-------------------                     ----------   ----------   ----------   ----------   -------------
AIM Growth Allocation Fund                   --           --           --           --          50.59%
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz, Ste 100
Houston, TX 77046-1113

AIM Moderate Asset Allocation Fund           --           --           --           --          22.03%
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz, Ste 100
Houston, TX 77046-1113

AIM Moderate Growth Allocation Fund          --           --           --           --          22.38%
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz, Ste 100
Houston, TX 77046-1113

Charles Schwab & Co., Inc.                33.19%         --            --           --             --
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Merrill Lynch                                --           --         5.34%          --             --
4800 Deer Lake Dr. East
Jacksonville, FL, 32246-6484

Pershing LLC                              10.15%       13.76%       22.38%          --             --
1 Pershing Plz
Jersey City, NJ 07399-0001


-------------

*    Class Y Shares commenced operations on October 3, 2008.

AIM SELECT REAL ESTATE INCOME FUND


                                                                                                       INSTITUTIONAL
                                      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS Y SHARES*  CLASS SHARES
                                        PERCENTAGE      PERCENTAGE      PERCENTAGE       PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF        OWNED OF        OWNED OF         OWNED OF       OWNED OF
PRINCIPAL HOLDER                          RECORD          RECORD          RECORD           RECORD         RECORD
-------------------                   --------------  --------------  --------------  ---------------  -------------
AIM Conservative Asset Allocation            --               --              --            --             26.36%
Fund Omnibus Account
c/o AIM Advisors
11E. Greenway Plz, Ste. 100
Houston, TX 77046-1113

AIM Income Allocation Fund Omnibus           --               --              --            --             49.26%
Account
c/o AIM Advisors
11E. Greenway Plz, Ste. 100
Houston, TX 77046-1113

AIM Moderately Conservative                  --               --              --            --             22.71%
Allocation Fund Omnibus Account
c/o AIM Advisors
11E. Greenway Plz, Ste. 100
Houston, TX 77046-1113

INTC Cust SEP IRA                            --             7.61%            --             --                --
Williams Ristoff Proper PLC FBO
Stephen R. Williams
670 Old East Lake Rd.
Tarpon Spgs, FL 34688-8404

Charles Schwab & Co., Inc.                 5.58%             --              --             --                --
101 Montgomery St.
San Francisco, CA 94104-4151

Citigroup Global Markets House Acct.      17.11%             --            30.16%           --                --
Attn: Cindy Tempesta, 7th Floor
333 W. 34th St.
New York, NY 10001-2402


----------

*    Class Y Shares commenced operations on October 3, 2008.

                                                                                                       INSTITUTIONAL
                                      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS Y SHARES*  CLASS SHARES
                                        PERCENTAGE      PERCENTAGE      PERCENTAGE       PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF        OWNED OF        OWNED OF         OWNED OF       OWNED OF
PRINCIPAL HOLDER                          RECORD          RECORD          RECORD           RECORD         RECORD
-------------------                   --------------  --------------  --------------  ---------------  -------------
Merrill Lynch Pierce Fenner & Smith        7.38%             --            10.21%           --                --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East,
2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                 --            18.12%          10.57%           --                --
1 Pershing Plz
Jersey City, NJ 07399-0001


AIM STRUCTURED CORE FUND


                                        CLASS A     CLASS B    CLASS C      CLASS R    CLASS Y    INVESTOR CLASS  INSTITUTIONAL
                                        SHARES      SHARES      SHARES      SHARES      SHARES*       SHARES       CLASS SHARES
                                      PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF        OWNED OF
PRINCIPAL HOLDER                        RECORD      RECORD      RECORD      RECORD      RECORD        RECORD          RECORD
------------------------------------  ----------  ----------  ----------  ----------  ----------  --------------  -------------
A I M Advisors                             --        7.07%          --      21.99%        --            --              --
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

Albright & Associates                      --          --         8.48%        --         --            --              --
James W. Albright
535 Central Ave.
St. Petersburg, FL 33701-3703

American Enterprise Investment Svcs        --        5.31%          --         --         --            --              --
FBO
P.O. Box 9446
Minneapolis, MN 55474-0001


----------

*    Class Y Shares commenced operations on October 3, 2008.

                                        CLASS A     CLASS B    CLASS C      CLASS R    CLASS Y    INVESTOR CLASS  INSTITUTIONAL
                                        SHARES      SHARES      SHARES      SHARES      SHARES*       SHARES       CLASS SHARES
                                      PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF        OWNED OF
PRINCIPAL HOLDER                        RECORD      RECORD      RECORD      RECORD      RECORD        RECORD          RECORD
-------------------                   ----------  ----------  ----------  ----------  ----------  --------------  -------------
American Enterprise Investment Svcs        --        6.11%          --         --         --            --              --
FBO
P.O. Box 9446
Minneapolis, MN 55474-0001

American Enterprise Investment Svcs        --        9.88%          --         --         --            --              --
FBO
P.O. Box 9446
Minneapolis, MN 55474-0001

INTC                                       --          --         6.69%        --         --            --              --
Brentwood Travel, Inc.
Stephanie Turner
2401 Wexford Woods Ct
Saint Louis, MO 63131-1139

INTC                                       --       11.85%          --         --         --            --              --
Sharp &  Company CPAS
R. Patrick Sharp III
2439 Manhattan Blvd, Ste. 205
Harvey, LA 70058-5342

INTC Cust IRA                              --        6.13%          --         --         --            --              --
W. Bruce Taylor Deceased
FBO Leah T. Booher
Janice T. Booher GDN
9376 Water Course Way
Boynton Beach, FL 33437-2855

Charles Schwab & Co., Inc.               6.85%         --           --         --         --             --             --
Special Custody FBO Customers (SIM)
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

Delaware Charter Guarantee & Trust         --          --           --         --         --          10.63%            --
FBO Various Qualified Plans
711 High St.
Des Moines, IA 50309-2732

Ilsley Trustco NA                          --          --           --         --         --             --           5.64%
Mitra & CO FBO 98
C/O Marshall
11270 West Park Pl, Ste 400
Milwaukee, WI 53224-3638


----------

*    Class Y Shares commenced operations on October 3, 2008.

                                        CLASS A     CLASS B    CLASS C      CLASS R    CLASS Y    INVESTOR CLASS  INSTITUTIONAL
                                        SHARES      SHARES      SHARES      SHARES      SHARES*       SHARES       CLASS SHARES
                                      PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF        OWNED OF
PRINCIPAL HOLDER                        RECORD      RECORD      RECORD      RECORD      RECORD        RECORD          RECORD
-------------------                   ----------  ----------  ----------  ----------  ----------  --------------  -------------
Invesco Group Services, Inc.               --          --           --         --         --             --           6.61%
1315 Peachtree St. NE
4th Floor, General Ledger Accounting
Atlanta, GA 30309-7515

Johnston County Youth Services, Inc.       --          --           --      27.70%        --             --             --
401 (K) Plan
Deborah Bolin Trustee
310 E. Johnston St.
Smithfield, NC 27577-4569

Gregg C. Mazonas DDS PC                    --          --           --      50.31%        --             --             --
401 (K) Plan
Gregg C. Mazonas Trustee
2158 Intelliplex Dr., Ste 114
Shelbyville, IN 46176-8549

Merrill Lynch Pierce Fenner & Smith        --       15.28%       52.30%        --         --             --             --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484

Merrill Lynch                              --          --           --         --         --             --          30.03%
Security
4800 Deer Lake Dr. East
Jacksonville, FL 32246-6484

National Financial Services Corp.          --          --           --         --         --             --          53.69%
The Executive Benefit of Customers
One World Financial Center
200 Liberty St., 5th Floor
Attn: Kate- Recon
New York, NY 10281-5503

Patricia Whelan TTEE                    17.26%         --           --         --         --             --             --
Fred M. Whelan Fam
UA DTD 07/01/2006
500 W. Texas Ave., Apt 163
Webster, TX 77598-3290
Pershing LLC                             5.38%         --           --         --         --             --             --
1 Pershing Plz
Jersey City, NJ 07399-0001


----------

*    Class Y Shares commenced operations on October 3, 2008.

                                       CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                       SHARES      SHARES      SHARES      SHARES      SHARES*   CLASS SHARES
                                     PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF
PRINCIPAL HOLDER                       RECORD      RECORD      RECORD      RECORD      RECORD       RECORD
-------------------                  ----------  ----------  ----------  ----------  ----------  -------------
A I M Advisors, Inc.                      --          --          --       12.56%         --            --
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

AIM Growth Allocation Fund                --          --          --          --          --         40.70%
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz, Ste 100
Houston, TX 77046-1113

AIM Moderate Asset Allocation             --          --          --          --          --         27.69%
Fund Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz, Ste 100
Houston, TX 77046-1113

AIM Moderate Growth Allocation           --          --          --          --          --         24.75%
Fund Omnibus Account
c/o IAIM Advisors
11 Greenway Plz, Ste. 100
Houston, TX 77046-1113

INTC Cust IRA R/O                         --        5.55%         --          --          --            --
FBO Lisa M. Butterfield
Lisa Butterfield
169 Limerock Rd.
Smithfield, RI 02917-1916

Amoskeag Chiropractic Inc.                --          --          --       26.49%         --            --
Edward J. Rusher
357 Coolidge Ave.
Manchester, NH 03102-3206

Amoskeag Chiropractic Inc.                --          --          --       20.01%         --            --
Eleanor Rusher
357 Coolidge Ave.
Manchester, NH 03102-3206


----------

*    Class Y Shares commenced operations on October 3, 2008.

                                       CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                       SHARES      SHARES      SHARES      SHARES      SHARES*   CLASS SHARES
                                     PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF
PRINCIPAL HOLDER                       RECORD      RECORD      RECORD      RECORD      RECORD       RECORD
-------------------                  ----------  ----------  ----------  ----------  ----------  -------------
Usha Balasubramanian &                  5.40%         --          --          --          --            --
Bala Balasubramanian JTWROS
1240 Normandy Dr.
Blue Bell, PA 19422-1432

Barber & Bartz                            --        8.21%         --          --          --            --
Ron B. Barber
525 S. Main, Ste. 800
Tulsa, OK 74103-4511

Charles Schwab & Co., Inc.                --          --        9.91%         --          --            --
Special Custody Acct.
FBO Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

Merrill Lynch Pierce Fenner & Smith    24.55%       8.36%      63.33%         --          --            --
FBO The Sole Benefit of Customers
Attn: Fund Administration
48800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484

Morgan Stanley DW                      21.22%         --          --          --          --            --
Attn:  Mutual Fund Operations
3 Harborside Pl. FL. 6
Jersey City, NJ 07311-3907

NFS LLC FBO                               --        6.67%         --          --          --            --
Bruce Jacobs
P.O. Box 204
Richmond, VT 05477-0204

NFS LLC FBO                               --        8.89%         --          --          --            --
NFS/FMTC IRA
FBO Glenda S. Mayes
407 Milky Way
Stockbridge, GA 30281-5901

Pershing LLC                            8.35%         --          --          --       39.78%           --
1 Pershing Plz
Jersey City, NJ 07399-0001


----------

*    Class Y Shares commenced operations on October 3, 2008.

AIM STRUCTURED VALUE FUND


                                       CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                       SHARES      SHARES      SHARES      SHARES      SHARES*   CLASS SHARES
                                     PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF
PRINCIPAL HOLDER                       RECORD      RECORD      RECORD      RECORD      RECORD       RECORD
-------------------                  ----------  ----------  ----------  ----------  ----------  -------------
A I M Advisors, Inc                       --          --          --        6.81%         --            --
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

AIM Growth Allocation Fund                --          --          --          --          --         41.59%
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz, Ste 100
Houston, TX 77046-1113

AIM Moderate Asset Allocation             --          --          --          --          --         25.87%
Fund Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz, Ste 100
Houston, TX 77046-1113

AIM Moderate Growth Allocation            --          --          --          --          --         24.53%
Fund Omnibus Account
c/o AIM Advisors
11 Greenway Plz, Ste. 100
Houston, TX 77046-1113

Amoskeag Chiropractic Inc.                --          --          --       36.36%         --            --
Edward J. Rusher
357 Coolidge Ave.
Manchester, NH 03102-3206

Amoskeag Chiropractic Inc.                --          --          --       27.95%         --            --
Eleanor Rusher
357 Coolidge Ave.
Manchester, NH 03102-3206

ANTC Cust IRA R/O                         --          --       13.83%         --          --            --
FBO Frederick M. Stenross
41 Tilstone Pl.
Rochester, NY 14618-2853


----------

*    Class Y Shares commenced operations on October 3, 2008.

                                       CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y   INSTITUTIONAL
                                       SHARES      SHARES      SHARES      SHARES      SHARES*   CLASS SHARES
                                     PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF
PRINCIPAL HOLDER                       RECORD      RECORD      RECORD      RECORD      RECORD       RECORD
-------------------                  ----------  ----------  ----------  ----------  ----------  -------------
Ameritrade Inc.                           --          --          --       15.54%         --            --
FBO
P.O. Box 2226
Omaha, NE 68103-2226

George A McCall DBA Investment ADV        --          --          --        5.37%         --            --
401 (K) Plan
George A McCall Trustee
51 Mill St. Bldg. D, Ste 101
Hanover, MA 02339-1641

Plant A Plant Co. Inc.                    --          --        9.82%         --          --            --
Lisbeth Lynn Prins
25283 Lightridge Farm Rd
Aldie, VA 20105-2605

Raymond James & Assoc. Inc.               --          --       6.89%          --          --            --
FBO Jim B Cruse & Linda A Cruse
JT/Wros
1017 Winchester Dr.
Pierre, SP 57501-2361

Resources Trust Company                   --          --        5.27%         --          --            --
FBO Richard A. Pierce
P.O. Box 5900
Denver, CO 80217-5900

Usha Balasubramanian & Bala             5.84%         --          --          --          --            --
Balasubramanian JTWROS
1240 Normandy Dr.
Blue Bell, PA 19422-1432

Window Treatments By Susan                --          --        5.94%         --          --            --
Susan T. Keck
910 Bear Claw Way
Madison, WI 53717-2749

Yoke-Lin Kwok                             --          --          --        6.87%         --            --
Yoke-Lin Kwok
6721 Positano Ln.
San Jose, CA 95138-1319


----------

*    Class Y Shares commenced operations on October 3, 2008.



As of August 29,, 2008, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

                                   APPENDIX G
                                 MANAGEMENT FEES

     For the last three fiscal years ended August 31, the management fees payable by AIM Multi-Sector Fund and the Structured Funds, the amounts waived by Invesco Aim and the net fees paid by each Fund were as follows:

                                     2007                               2006                                2005
                      ---------------------------------- ---------------------------------- ----------------------------------
                                                 NET                                NET                                NET
                       MANAGEMENT MANAGEMENT  MANAGEMENT  MANAGEMENT MANAGEMENT  MANAGEMENT  MANAGEMENT MANAGEMENT  MANAGEMENT
FUND NAME             FEE PAYABLE FEE WAIVERS  FEE PAID  FEE PAYABLE FEE WAIVERS  FEE PAID  FEE PAYABLE FEE WAIVERS  FEE PAID
---------             ----------- ----------- ---------- ----------- ----------- ---------- ----------- ----------- ----------
AIM Multi-Sector Fund  $5,367,461   $477,344  $4,890,117  $2,935,448   $255,636  $2,679,812   $874,904    $51,656    $823,248

AIM Structured Core    $   26,135   $ 26,135           0  $    8,256   $  8,256  $        0        N/A        N/A         N/A
Fund(1)

AIM Structured Growth  $  812,402   $196,321  $  616,081  $   19,191   $ 19,191  $        0        N/A        N/A         N/A
Fund(1)

AIM Structured Value   $  668,450   $217,599  $  450,851  $   17,557   $ 17,557  $        0        N/A        N/A         N/A
Fund(1)

(1)  Commenced operations on March 31, 2006.

     For the period January 1, 2007 through August 31, 2007 and the fiscal years ended December 31, 2006, 2005 and 2004, the management fees payable by AIM Select Real Estate Income Fund and the Closed-End Fund, the amounts waived by Invesco Aim and the net fees paid by the AIM Select Real Estate Income Fund and the Closed-End Fund were as follows:

                                        AUGUST 31, 2007(1)                             DECEMBER 31, 2006(2)
                        ----------------------------------------------  ----------------------------------------------
                        MANAGEMENT FEE  MANAGEMENT FEE  NET MANAGEMENT  MANAGEMENT FEE  MANAGEMENT FEE  NET MANAGEMENT
FUND NAME                   PAYABLE         WAIVERS        FEE PAID         PAYABLE         WAIVERS        FEE PAID
---------               --------------  --------------  --------------  --------------  --------------  --------------
AIM Select Real           $2,283,096       $403,690       $1,879,406      $8,195,941      $2,739,842      $5,456,099
Estate Income Fund

                                       DECEMBER 31, 2005(2)                            DECEMBER 31, 2004(2)
                        ----------------------------------------------  ----------------------------------------------
                        MANAGEMENT FEE  MANAGEMENT FEE  NET MANAGEMENT  MANAGEMENT FEE  MANAGEMENT FEE  NET MANAGEMENT
FUND NAME                   PAYABLE         WAIVERS        FEE PAID         PAYABLE         WAIVERS        FEE PAID
---------               --------------  --------------  --------------  --------------  --------------  --------------
AIM Select Real Estate    $8,724,737      $2,909,990      $5,814,747      $8,456,423      $2,823,700      $5,632,723
Income Fund

(1) For the period January 1, 2007 through August 31, 2007. As a result of the reorganization of the Closed-End Fund into AIM Select Real Estate Income Fund on March 12, 2007, AIM Select Real Estate Income Fund's fiscal year end changed from December 31 to August 31. Amounts included prior to March 12, 2007 are fees paid by the Closed-End Fund.

(2) For the fiscal years ended December 31, 2006, 2005 and 2004, as applicable. Amounts shown are fees paid by the Closed-End Fund.

                                   APPENDIX H
                               PORTFOLIO MANAGERS

PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS

     Invesco Aim's portfolio managers develop investment models which are used in connection with the management of certain AIM Funds as well as other mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

     The following information is as of August 31, 2007:


                                                                OTHER POOLED
                                  OTHER REGISTERED MUTUAL   INVESTMENT VEHICLES       OTHER ACCOUNTS
                    DOLLAR RANGE   FUNDS MANAGED (ASSETS     MANAGED (ASSETS IN           MANAGED
                         OF           IN  MILLIONS)               MILLIONS)        (ASSETS IN MILLIONS)
                     INVESTMENTS  -----------------------  ---------------------   --------------------
                      IN EACH     NUMBER OF                NUMBER OF               NUMBER OF
 PORTFOLIO MANAGER     FUND(1)     ACCOUNTS     ASSETS      ACCOUNTS    ASSETS      ACCOUNTS    ASSETS
 -----------------  ------------  ---------  ------------  ---------  ----------   ---------  ---------
                                         AIM MULTI-SECTOR FUND

Mark Greenberg       $10,001 -        2         $962.8          1       $  117.4     None          None
                      $50,000

John Segner          $10,001 -        4       $2,395.5          1       $  310.8        2     $    30.2(2)
                      $50,000

Michael Simon       $1 - $10,000      9       $8,479.9       None           None    1,587     $   467.2(2)

Derek Taner             None          3       $1,815.1          4       $  263.2     None          None

Warren Tennant(3)       None          5       $4,562.8       None           None     None          None

                                   AIM SELECT REAL ESTATE INCOME FUND

Mark Blackburn       $10,001 -        6       $3,301.7         10       $1,180.8       45     $ 3,983.3
                      $50,000

Paul Curbo           $10,001 -        6       $3,301.7         10       $1,180.8       45     $ 3,983.3
                      $50,000

Joe Rodriguez, Jr.   $100,001 -       6       $3,301.7         10       $1,180.8       45     $ 3,983.3
                      $500,000


---------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) These are accounts of individual investors for which Invesco Aim's affiliate, Invesco Aim Private Asset Management, Inc. ("IAPAM") provides investment advice. IAPAM offers separately managed accounts that are managed according to the investment models developed by Invesco Aim's portfolio managers and used in connection with the management of certain AIM Funds. IAPAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

(3) Mr. Tennant began serving as portfolio manager on AIM Multi-Sector Fund on February 4, 2008. Information for Mr. Tennant has been provided as of December 31, 2007.

                                                                OTHER POOLED
                                  OTHER REGISTERED MUTUAL   INVESTMENT VEHICLES       OTHER ACCOUNTS
                    DOLLAR RANGE   FUNDS MANAGED (ASSETS     MANAGED (ASSETS IN           MANAGED
                         OF            IN  MILLIONS)              MILLIONS)        (ASSETS IN MILLIONS)
                     INVESTMENTS  -----------------------  ---------------------   --------------------
                      IN EACH     NUMBER OF                NUMBER OF               NUMBER OF
 PORTFOLIO MANAGER     FUND(1)     ACCOUNTS     ASSETS      ACCOUNTS    ASSETS      ACCOUNTS    ASSETS
 -----------------  ------------  ---------  ------------  ---------  ----------   ---------  ---------
James Trowbridge        None          6       $3,301.7         10       $1,180.8         45   $ 3,983.3

                                        AIM STRUCTURED CORE FUND

Maureen Donnellan       None          6       $  991.8         13       $1,854.6         66   $10,700.8
Jeremy Lefkowitz        None          6       $  991.8         18       $2,400.0        113   $15,850.6
W. Lawson McWhorter     None          6       $  991.8         13       $1,854.6         66   $10,700.8
William Merson          None          6       $  991.8         13       $1,854.6         66   $10,700.8
Daniel Tsai             None          6       $  991.8         13       $1,854.6         66   $10,700.8
Anne Unflat             None          6       $  991.8         13       $1,854.6         66   $10,700.8

                                       AIM STRUCTURED GROWTH FUND

Daniel Kostyk           None          6       $ 823.9          13       $1,854.6         66   $10,700.8
Jeremy Lefkowitz        None          6       $ 823.9          18       $2,400.0        113   $15,850.6
Anthony Munchak         None          6       $ 823.9          13       $1,854.6         66   $10,700.8
Glen Murphy             None          6       $ 823.9          13       $1,854.6         66   $10,700.8
Francis Orlando         None          6       $ 823.9          13       $1,854.6         66   $10,700.8

                                       AIM STRUCTURED VALUE FUND

Daniel Kostyk           None          6       $ 859.4          13       $1,854.6         66   $10,700.8
Jeremy Lefkowitz        None          6       $ 859.4          18       $2,400.0        113   $15,850.6
Anthony Munchak         None          6       $ 859.4          13       $1,854.6         66   $10,700.8
Glen Murphy             None          6       $ 859.4          13       $1,854.6         66   $10,700.8
Francis Orlando         None          6       $ 859.4          13       $1,854.6         66   $10,700.8


POTENTIAL CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Advisor and each Sub-Advisor seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Advisor, each Sub-Advisor and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

- The Advisor and each Sub-Advisor determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor and each Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

- Finally, the appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

     The Advisor, each Sub-Advisor, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

For the Advisor and each affiliated Sub-Advisor

     The Advisor and each Sub-Advisor seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. The Advisor and each Sub-Advisor evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:

     Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Advisor and each Sub-Advisor's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     Annual Bonus. The portfolio managers are eligible, along with other employees of the Advisor and each Sub-Advisor, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available for the Advisor and each of the Sub-Advisor's investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

     Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1


SUB-ADVISOR                                         PERFORMANCE TIME PERIOD(4)
-----------                                         -------------------------------------------------
Invesco Aim                                         Four-year average performance against Fund peer
                                                    group

Invesco Institutional (Except Invesco Real Estate
U.S.)                                               One-, Three- and Five-year performance against
Invesco Global                                      Fund peer group.
Invesco Australia
Invesco Deutschland

Invesco Institutional - Invesco Real Estate U.S.    N/A

Invesco Senior Secured                              N/A

Invesco Trimark                                     One-year performance against Fund peer group.

                                                    Three- and Five-year performance against entire
                                                    universe of Canadian funds.

Invesco Hong Kong

Invesco Asset Management                            One- and Three-year performance against Fund peer
                                                    group.

Invesco Japan                                       One-, Three- and Five-year performance against
                                                    the appropriate Micropol benchmark.


     Invesco Institutional - Invesco Real Estate U.S.'s bonus is based on net operating profits of Invesco Institutional - Invesco Real Estate U.S.

     Invesco Senior Secured's bonus is based on annual measures of equity return and standard tests of collateralization performance.

     High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

     Equity-Based Compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of Invesco's Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     Portfolio managers also participate in benefit plans and programs available generally to all employees.

----------
(4)  Rolling time periods based on calendar year end.

                                   APPENDIX I

                          ADMINISTRATIVE SERVICES FEES

     AIM Multi-Sector Fund and the Structured Funds paid Invesco Aim the following amounts for administrative services for the last three fiscal years ended August 31:

         FUND NAME              2007       2006      2005
         ---------            --------   --------   -------
AIM Multi-Sector Fund         $198,326   $120,020   $50,000
AIM Structured Core Fund(1)   $ 50,000   $ 21,096     N/A
AIM Structured Growth         $ 50,000   $ 21,096     N/A
Fund(1)
AIM Structured Value          $ 50,000   $ 21,096     N/A
Fund(1)

----------
1   Commenced operations on March 31, 2006.

     AIM Select Real Estate Income Fund and the Closed-End Fund paid Invesco Aim the following amounts for administrative services from January 1, 2007 to August 31, 2007 and the last three fiscal years ended December 31:

             FUND NAME               AUGUST 31, 2007(1)    2006(2)    2005(2)    2004(2)
             ---------               ------------------   --------   --------   --------
AIM Select Real Estate Income Fund       $78,213          $219,452   $232,965   $226,109

----------
(1) For the period January 1, 2007 through August 31, 2007. As a result of the reorganization of the Closed-End Fund into the Fund on March 12, 2007, the Fund's fiscal year end changed from December 31 to August 31. Amounts included prior to March 12, 2007 are fees paid by the Closed-End Fund.

(2) For the fiscal years ended December 31, 2006, 2005 and 2004. Amounts shown are fees paid by the Closed-End Fund.

                                   APPENDIX J

                              BROKERAGE COMMISSIONS

     Brokerage commissions(1) paid by AIM Multi-Sector Fund and the Structured Funds listed below during the last three fiscal years ended August 31 were as follows:

         FUND                    2007       2006       2005
         ----                  --------   --------   --------
AIM Multi-Sector Fund          $813,504   $818,221   $331,466
AIM Structured Core Fund(2)         621      1,359      N/A
AIM Structured Growth Fund(2)    41,611     27,277      N/A
AIM Structured Value Fund(2)     23,763     20,489      N/A

1 Disclosure regarding brokerage commissions are limited to commissions paid on agency trades and designated as such on the trade confirms.

2    Commenced operations on March 31, 2006.

     Brokerage commissions(1) paid by AIM Select Real Estate Income Fund and the Closed-End Fund for the period January 1, 2007 through August 31, 2007, and during the last three fiscal years ended December 31 were as follows:

                 FUND                    2007(2)     2006(4)     2005(4)     2004(4)
                 ----                   ---------   ---------   ---------   ---------
AIM Select Real Estate Income Fund(3)   $ 942,057   $ 752,297   $ 582,484   $ 531,771

----------
(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

(2) For the period January 1, 2007 through August 31, 2007. As a result of the reorganization of the Closed-End Fund into the Fund on March 12, 2007, the Fund's fiscal year end changed from December 31 to August 31. Amounts included prior to March 12, 2007, if any, were paid by the Closed-End Fund.

(3) The variation in brokerage commissions paid by the Closed-End Fund for the fiscal year ended December 31, 2006, as compared to the prior fiscal year, was due to the need to liquidate holdings to pay out capital gains and to satisfy anticipated redemptions necessitated by the Closed-End Fund reorganization.

(4) For the fiscal years ended December 31, 2006, 2005 and 2004 as applicable. Amounts shown are commissions paid by the Closed-End Fund.

                                   APPENDIX K

DIRECTED BROKERAGE (RESEARCH SERVICES)

     During the last fiscal year ended August 31, 2007, each Fund allocated the following amount of transactions to broker-dealers that provided Invesco Aim with certain research, statistics and other information:

                                                                 Related
Fund                                    Transactions(1)  Brokerage Commissions(1)
----                                    ---------------  ------------------------
AIM Multi-Sector Fund                    $718,988,724          $ 768,577
AIM Select Real Estate Income Fund(2)     337,506,326            476,097
AIM Structured Core Fund                          -0-                -0-
AIM Structured Growth Fund                        -0-                -0-
AIM Structured Value Fund                         -0-                -0-

(1) Amount is inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.

(2) For the period January 1, 2007 through August 31, 2007. As a result of the reorganization of the Closed-End Fund into the Fund on March 12, 2007, the Fund's fiscal year end changed from December 31 to August 31. Amounts included prior to March 12, 2007, if any, were paid by the Closed-End Fund.

PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS

     During the last fiscal year ended August 31, 2007, the following Funds purchased securities by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

                                                            Market Value
Issuer                                  Security     (as of August 31, 2007)
------                                ------------   -----------------------
AIM Multi-Sector Fund
   Merrill Lynch & Co., Inc.          Common Stock          $5,829,670
   Morgan Stanley                     Common Stock           4,964,652

AIM Structured Core Fund
   Goldman Sachs Group, Inc. (The)    Common Stock          $   88,005
   Merrill Lynch & Co., Inc.          Common Stock              40,535
   Morgan Stanley                     Common Stock              77,962

AIM Structured Growth Fund
   Goldman Sachs Group, Inc. (The)    Common Stock          $  272,815
   Morgan Stanley                     Common Stock           4,047,813

AIM Structured Value Fund
   Goldman Sachs Group, Inc. (The)    Common Stock          $2,358,534
   Merrill Lynch & Co., Inc.          Common Stock           2,712,160
   Morgan Stanley                     Common Stock           2,993,760


                                   APPENDIX L


      CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS

1st Global Capital Corporation
401(k) Investment Services, Inc.
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
Advantage Capital Corporation
Allianz Life Insurance Company
Allstate Insurance Company
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
APS Financial Corporation
Associated Securities Corporation
AXA Advisors, LLC
The Bank of New York
Bear Stearns Securities Co
BOSC, Inc.
Branch Banking & Trust Company
Buck Kwasha Securities LLC
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Cantella & Co., Inc.
Cantor Fitzgerald
Centennial Bank
Charles Schwab & Company, Inc.
Chase Insurance Life and Annuity Company
Citibank, N.A.
Citigroup
CitiCorp Investment Services
Citigroup Global Markets, Inc.
Citistreet Equities LLC
Comerica Bank
Comerica Securities, Inc.
Commerce Bank
Commonwealth Financial Network
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
Credit Suisse Securities (USA) LLC
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
D.A. Davidson & Company
Equity Services, Inc.
Fidelity Brokerage Services, LLC
Fidelity Institutional Operations Company, Inc.
Fifth Third Securities, Inc.
Financial Network Investment Corporation
First Command Financial Planning, Inc.
First National Banker's Bank
First Southwest Company
Fiserv Investor Services, Inc.
Frost Brokerage Services, Inc.
Frost National Bank
FSC Securities Corporation
GE Life & Annuity Company
Goldman Sachs
Great West Life & Annuity Company
Guaranty Bank & Trust
Guardian Insurance & Annuity Company, Inc.
GunnAllen Finanical
Hartford Equity Sales Company
Hilliard Lyons, Inc.
Hornor Townsend & Kent, Inc.
Huntington
The Huntington Investment Company
ICMA Retirement Corporation
ING Financial Partners, Inc.
ING USA Annuity and Life Insurance Company
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investacorp, Inc.
Investment Centers of America, Inc.
Jefferson National Life Insurance Company
Jefferson Pilot Securities Corporation
JP Morgan Chase
JP Morgan Chase Bank, N.A.
JP Morgan Securities, Inc.
Kanaly Trust Company
LaSalle Bank, N.A.
Lincoln Financial Advisors Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corporation
M & T Securities, Inc.
M M L Investors Services, Inc.
Marshall & Ilsley Trust Co., N.A.
Mass Mutual
Matrix
McDonald Investments, Inc.
Mellon Bank N.A.
Mellon Financial
Mercer Trust Company
Merrill Lynch & Company, Inc.
Merrill Lynch Life Insurance Company
Metlife Securities, Inc.
Money Concepts Capital Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley
Morgan Stanley DW Inc.
Multi-Financial Securities Corporation
Mutual Service Corporation
N F P Securities, Inc.
NatCity Investments, Inc.
National City Bank
National Planning Corporation
Nationwide Investment Services Corporation
New England Securities Corporation
New York Life
Next Financial Group, Inc.
Northwestern Mutual Investment Services
NYLIFE Distributors, LLC
Oppenheimer & Company, Inc.
Pacific Life
Pershing LLC
PFS Investments, Inc.
Phoenix Life Insurance Company
Piper Jaffray & Company
PNC Bank, N.A.
Primevest Financial Services, Inc.
Principal Financial Group
Proequities, Inc.
The Provident Bank
Prudential
R B C Centura Securities, Inc.
R B C Dain Rauscher, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Regions Financial Corporation
Royal Alliance Associates, Inc.
S I I Investments, Inc.
Securities America, Inc.
Security Distributors, Inc.
Security Life of Denver
Sentra Securities Corporation
Sovereign Bank
Spelman & Company, Inc.
State Farm VP Management Corp
State Street Bank & Trust Company
Stifel Nicolaus & Company
SunAmerica Securities, Inc.
SunGard Institutional Brokerage, Inc.
Sun Life Insurance & Annuity Company
SunTrust Bank, Central Florida, N.A.
SunTrust Robinson Humphrey
Symetra Investment Services Inc.
TD Ameritrade

Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life Insurance & Annuity Company
T Rowe Price Investment Services Inc.
Trust Management Network, LLC
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
UMB Financial Services, Inc.
Union Bank of California
Union Bank of California, N.A.
Union Central Life Insurance Company
United Planner Financial Service
USAllianz Securities, Inc.
US Bank
U.S. Bank, N.A.
Vanguard Marketing Corp.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
vFinance Investments, Inc.
Wachovia Capital Markets LLC
Wachovia Securities, LLC
Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.
X C U Capital Corporation, Inc.
Zions Bank

                                   APPENDIX M

  AMOUNTS PAID TO INVESCO AIM DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

     A list of amounts paid by each class of shares to Invesco Aim Distributors pursuant to the Plans for the fiscal year ended August 31, 2007 follows:

                                                                                     INVESTOR
                                          CLASS A     CLASS B    CLASS C   CLASS R     CLASS
FUND                                      SHARES      SHARES     SHARES     SHARES    SHARES
----                                    ----------   --------   --------   -------   --------
AIM Multi-Sector Fund                   $1,082,353   $854,138   $855,585       N/A      N/A
AIM Select Real Estate Income Fund(1)      363,634        370        389       N/A      N/A
AIM Structured Core Fund                     3,308      7,735      8,078    $3,377      N/A
AIM Structured Growth Fund                  11,770      8,512     12,609     2,589      N/A
AIM Structured Value Fund                    4,190     10,003      6,175     2,685      N/A

(1) For the period March 12, 2007 through August 31, 2007. The Closed-End Fund was not distributed by Invesco Aim Distributors; therefore, prior to March 12, 2007, the Closed-End Fund did not make payments to Invesco Aim Distributors.

                                   APPENDIX N

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

     An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended August 31, 2007 follows:

                                              PRINTING &              UNDERWRITERS      DEALERS     TRAVEL RELATING
                                ADVERTISING    MAILING     SEMINARS   COMPENSATION   COMPENSATION    TO MARKETING     PERSONNEL
                                -----------   ----------   --------   ------------   ------------   ---------------   ---------
AIM Multi-Sector Fund                $0           $0          $0           $0         $1,082,353          $0              $0
AIM Select Real Estate Income
   Fund(1)                            0            0           0            0            363,634           0               0
AIM Structured Core Fund              0            0           0            0              3,308           0               0
AIM Structured Growth Fund            0            0           0            0             11,770           0               0
AIM Structured Value Fund             0            0           0            0              4,190           0               0

     An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended August 31, 2007 follows:

                                              PRINTING &              UNDERWRITERS      DEALERS     TRAVEL RELATING
                                ADVERTISING    MAILING     SEMINARS   COMPENSATION   COMPENSATION    TO MARKETING     PERSONNEL
                                -----------   ----------   --------   ------------   ------------   ---------------   ---------
AIM Multi-Sector Fund              $2,084        $368       $1,635      $640,603       $185,744          $1,635        $22,069
AIM Select Real Estate Income
   Fund(1)                             54          12            0           278             27               0              0
AIM Structured Core Fund            1,402         308            0         5,801            224               0              0
AIM Structured Growth Fund          1,313         289            0         6,384            525               0              0
AIM Structured Value Fund           1,323         291            0         7,503            886               0              0

1    For the period January 1, 2007 through August 31, 2007.

     An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended August 31, 2007 follows:

                                              PRINTING &              UNDERWRITERS      DEALERS     TRAVEL RELATING
                                ADVERTISING    MAILING     SEMINARS   COMPENSATION   COMPENSATION    TO MARKETING     PERSONNEL
                                -----------   ----------   --------   ------------   ------------   ---------------   ---------
AIM Multi-Sector Fund             $ 5,971        $881       $2,937      $242,282       $554,568          $2,937        $46,009
AIM Select Real Estate Income
   Fund(1)                             70          15            0           256             48               0              0
AIM Structured Core Fund            1,616         355            0         5,915            192               0              0
AIM Structured Growth Fund              0           0            0         9,136          1,444               0          2,029
AIM Structured Value Fund          1, 222         268            0         4,472            213               0              0

     An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the fiscal year ended August 31, 2007 follows:

                                              PRINTING &              UNDERWRITERS      DEALERS     TRAVEL RELATING
                                ADVERTISING    MAILING     SEMINARS   COMPENSATION   COMPENSATION    TO MARKETING     PERSONNEL
                                -----------   ----------   --------   ------------   ------------   ---------------   ---------
AIM Structured Core Fund             $0           $0          $0         $1,688          $516              $0           $1,173
AIM Structured Growth Fund            0            0           0          1,294           420               0              875
AIM Structured Value Fund             0            0           0          1,342           436               0              907

(1)  For the period January 1, 2007 through August 31, 2007.

     As of the date of this Statement of Additional Information, the Investor Class shares of AIM Structured Core Fund had not yet commenced operations.

                                   APPENDIX O

                               TOTAL SALES CHARGES

     The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by Invesco Aim Distributors for the last three fiscal years ending August 31:

                                                2007                  2006               2005
                                       --------------------  --------------------  ------------------
                                         SALES      AMOUNT      SALES     AMOUNT     SALES    AMOUNT
                                         CHARGES   RETAINED    CHARGES   RETAINED   CHARGES  RETAINED
                                       ----------  --------  ----------  --------  --------  --------
AIM Multi-Sector Fund                  $1,401,305  $277,761  $1,939,743  $293,781  $356,171  $ 52,345
AIM Select Real Estate Income Fund(1)      27,299     4,249        N/A        N/A       N/A       N/A
AIM Structured Core Fund(2)                 7,709     1,291       2,138       421       N/A       N/A
AIM Structured Growth Fund(2)              23,061     3,879       3,034       566       N/A       N/A
AIM Structured Value Fund(2)               19,253     3,216       2,494       381       N/A       N/A

     The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C and Class R shareholders and retained by Invesco Aim Distributors for the last three fiscal years ended August 31:

                                          2007     2006      2005
                                       ---------  -------  -------
AIM Multi-Sector Fund                  $ 119,913  $50,045  $17,040
AIM Select Real Estate Income Fund(1)          0      N/A      N/A
AIM Structured Core Fund(2)                   82      -0-      N/A
AIM Structured Growth Fund(2)              1,156      -0-      N/A
AIM Structured Value Fund(2)                  57      -0-      N/A

(1) For the period January 1, 2007 through August 31, 2007. Prior to March 12, 2007, the Fund operated as a Closed-End Fund and did not impose a sales charge.

(2)  Commenced operations on March 31, 2006.

                                  APPENDIX P-1
                    PENDING LITIGATION ALLEGING MARKET TIMING

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, Invesco Aim, Invesco Aim Management and certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived (with the exception of the Sayegh lawsuit discussed below).

     RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

     MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

     RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003.

     This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

     L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
     Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO

     GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of:
     Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

     STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY
     P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND,

     AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

     PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

     LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION

     STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY

     INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

     SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

     HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs and expenses.

     Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in INVESCO's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.

     RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND
     R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K.

     BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

     CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD
     J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
     R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections

     36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

     On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative (Essenmacher) and class action (Lepera) lawsuits. The MDL Court dismissed all derivative causes of action in the Essenmacher lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the Lepera class action lawsuit but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. On June 14, 2006, the MDL Court entered an order dismissing the Section 48 claim in the derivative (Essenmacher) lawsuit. Based on the MDL Court's March 1, 2006 and June 14, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit. Defendants filed their Original Answer in the class action (Lepera) lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative (Essenmacher) lawsuit. The Plaintiffs in the class action (Lepera) lawsuit stipulated that their claims against Invesco Aim, Invesco Aim Distributors and Invesco Aim Investment Services, Inc. ("Invesco Aim Investment Services") are based solely on successor liability for alleged timing in the AIM Funds formerly advised by IFG and that they are not making any claims based on alleged timing in the other AIM Funds. Based upon this stipulation, Invesco Aim withdrew its pending Motion to Dismiss the claims against Invesco Aim, Invesco Aim Distributors and Invesco Aim Investment Services. On July 3, 2007, the Defendants filed an Omnibus Motion to Dismiss in both the class action (Lepera) and derivative (Essenmacher) lawsuits based on Plaintiffs' lack of standing to sue for injuries to funds the Plaintiffs do not own. On October 19, 2007, Judge Motz for the MDL Court denied the Defendants' Motion to Dismiss.


     On September 15, 2006, Judge Motz for the MDL Court granted the Defendants' motion to dismiss the ERISA (Calderon) lawsuit and dismissed such lawsuit. The Plaintiff has commenced an appealed this decision. On June 16, 2008, the Fourth Court of Appeals reversed the dismissal and remained this lawsuit back to the MDL Court for further proceedings.

                                  APPENDIX P-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

     The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or Invesco Aim and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived.


     T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against Invesco Aim and other defendants. As a result, Invesco Aim is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by Plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. This case has been through various procedural steps, including complete dismissal and appeals. The parties were contesting whether the proper venue for this action is the Federal District Court or the Illinois State Court. On July 17, 2007, the Federal District Court ordered this case remanded back to Illinois State Court. On January 1, 2008, the Illinois State Court denied defendants' Motion to Dismiss. Pursuant to a settlement agreement, Plaintiffs filed a Motion to Dismiss with prejudice, which was granted on May 6, 2008.


     JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                           AIM COUNSELOR SERIES TRUST
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PORTFOLIO (THE "FUND") OF AIM COUNSELOR SERIES TRUST LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUND LISTED BELOW. PORTIONS OF THE FINANCIAL STATEMENTS OF THE FUND'S ARE INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE THE FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE PROSPECTUS AND/OR ANNUAL REPORT FOR THE FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                      INVESCO AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739

                                  OR BY CALLING
                                 (800) 959-4246
                     OR ON THE INTERNET: WWW.INVESCOAIM.COM

                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 3, 2008, RELATES TO THE CLASS A, CLASS C, CLASS R AND CLASS Y SHARES OF THE FOLLOWING PROSPECTUS:



FUND                     DATED
----                     -----
AIM FLOATING RATE FUND   OCTOBER 3, 2008



THIS STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 3, 2008, ALSO RELATES TO THE INSTITUTIONAL CLASS SHARES OF THE FOLLOWING PROSPECTUS:


FUND                     DATED
----                     -----
AIM FLOATING RATE FUND   APRIL 28, 2008

                           AIM COUNSELOR SERIES TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST ......................................     1
   Fund History ..........................................................     1
   Shares of Beneficial Interest .........................................     2
DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS ....................     4
   Classification ........................................................     4
   Investment Strategies and Risks .......................................     4
      Debt Investments ...................................................     4
      Foreign Investments ................................................     9
      Exchange Traded Funds ..............................................    10
      Other Investments ..................................................    10
      Investment Techniques ..............................................    11
   Fund Policies .........................................................    23
   Temporary Defensive Positions .........................................    25
   Portfolio Turnover ....................................................    25
   Policies and Procedures for Disclosure of Fund Holdings ...............    25
MANAGEMENT OF THE TRUST ..................................................    28
   Board of Trustees .....................................................    28
   Management Information ................................................    28
      Trustee Ownership of Fund Shares ...................................    32
   Compensation ..........................................................    32
      Retirement Plan For Trustees .......................................    32
      Deferred Compensation Agreements ...................................    32
      Purchase of Class A Shares of the Funds at Net Asset Value .........    33
   Codes of Ethics .......................................................    33
   Proxy Voting Policies .................................................    33
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ......................    33
INVESTMENT ADVISORY AND OTHER SERVICES ...................................    34
   Investment Advisor ....................................................    34
   Investment Sub-Advisors ...............................................    35
   Portfolio Managers ....................................................    36
   Securities Lending Arrangements .......................................    36
   Service Agreements ....................................................    37
   Other Service Providers ...............................................    37
BROKERAGE ALLOCATION AND OTHER PRACTICES .................................    38
   Brokerage Transactions ................................................    38
   Commissions ...........................................................    39
   Broker Selection ......................................................    39
   Directed Brokerage (Research Services) ................................    42
   Regular Brokers .......................................................    42
   Allocation of Portfolio Transactions ..................................    42
PURCHASE, REDEMPTION AND PRICING OF SHARES ...............................    43
   Transactions through Financial Intermediaries .........................    43
   Purchase and Redemption of Shares .....................................    43
   Institutional Class Shares ............................................    61
   Offering Price ........................................................    62
   Redemptions In Kind ...................................................    64

   Backup Withholding ....................................................    64
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS .................................    65
   Dividends and Distributions ...........................................    65
   Tax Matters ...........................................................    66
DISTRIBUTION OF SECURITIES ...............................................    74
   Distribution Plans ....................................................    74
   Distributor ...........................................................    76
FINANCIAL STATEMENTS .....................................................    77
PENDING LITIGATION .......................................................    77

APPENDICES:
RATINGS OF DEBT SECURITIES ...............................................   A-1
PERSONS TO WHOM INVESCO AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN
ONGOING BASIS ............................................................   B-1
TRUSTEES AND OFFICERS ....................................................   C-1
TRUSTEE COMPENSATION TABLE ...............................................   D-1
PROXY POLICIES AND PROCEDURES ............................................   E-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ......................   F-1
MANAGEMENT FEES ..........................................................   G-1
PORTFOLIO MANAGERS .......................................................   H-1
ADMINISTRATIVE SERVICES FEES .............................................   I-1
BROKERAGE COMMISSIONS ....................................................   J-1
DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF
REGULAR BROKERS OR DEALERS ...............................................   K-1
CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS ....   L-1
AMOUNTS PAID TO INVESCO AIM DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION
PLANS ....................................................................   M-1
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS ............   N-1
TOTAL SALES CHARGES ......................................................   O-1
PENDING LITIGATION .......................................................   P-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

     AIM Counselor Series Trust (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of six separate portfolios: AIM Floating Rate Fund, AIM Multi-Sector Fund, AIM Select Real Estate Income Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund. This Statement of Additional Information relates solely to AIM Floating Rate Fund (the "Fund"). Under the Second Amended and Restated Agreement and Declaration of Trust, dated December 6, 2005, as amended, (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

     The Trust was organized as a Delaware statutory trust on July 29, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series portfolio of AIM Counselor Series Funds, Inc. (the "Company") and INVESCO Multi-Sector Fund, the single series portfolio of AIM Manager Series Funds, Inc. were redomesticated as new series of the Trust on November 25, 2003. The Company was incorporated under the laws of Maryland as INVESCO Advantage Series Funds, Inc. on April 24, 2000. On November 8, 2000, the Company changed its name to INVESCO Counselor Series Funds, Inc. and on October 1, 2003, the Company's name was changed to AIM Counselor Series Funds, Inc. INVESCO Manager Series Funds, Inc. ("Manager Series Funds") was incorporated under the laws of Maryland on May 23, 2002 and on October 1, 2003, Manager Series Fund's name was changed to AIM Manager Series Funds, Inc.


     On May 16, 2001, AIM Advantage Health Sciences Fund ("Advantage Health") assumed all the assets and liabilities of INVESCO Global Health Sciences Fund. On September 30, 2003, Advantage Health's name was changed from INVESCO Advantage Global Health Sciences Fund to INVESCO Advantage Health Sciences Fund. On October 15, 2004, Advantage Health's name was changed from INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund. On October 15, 2004, AIM Multi-Sector Fund's name was changed from INVESCO Multi-Sector Fund to AIM Multi-Sector Fund. In addition, on April 27, 2007, AIM Global Health Care Fund, a portfolio of AIM Investment Funds, acquired all the assets of AIM Advantage Health Sciences Fund.


     Each of AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund commenced operations as a series of the Trust. Pursuant to shareholder approval obtained at a shareholder meeting held on April 11, 2006, the Fund assumed all of the assets and liabilities of closed-end AIM Floating Rate Fund (the "Closed-End Fund"), the Fund's predecessor, the sole series portfolio of AIM Floating Rate Fund. The sole purpose of the reorganization on April 13, 2006 was to convert the Closed-End Fund into an open-end fund. Pursuant to shareholder approval obtained at a shareholder meeting on February 26, 2007, AIM Select Real Estate Income Fund assumed all of the assets and liabilities of closed-end AIM Select Real Estate Income Fund, the fund's predecessor, the sole series portfolio of AIM Select Real Estate Income Fund. The sole purpose of the reorganization on March 12, 2007 was to convert the closed-end fund into an open-end fund.

     "Open-end" means that the Fund may issue an indefinite number of shares which are continuously offered and which may be redeemed at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of the Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Fund) are commonly referred to as mutual funds.

SHARES OF BENEFICIAL INTEREST

     Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate fund. These assets constitute the underlying assets of each fund, are segregated on the Trust's books of account, and are charged with the expenses of such fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

     Each share of each fund represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions out of the income belonging to such fund as are declared by the Board. Each fund offers the following separate classes of shares.


                                                                                  INSTITUTIONAL
FUND                            CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y       CLASS       INVESTOR CLASS
----                            -------   -------   -------   -------   -------   -------------   --------------
AIM Floating Rate Fund             X                   X         X         X            X
AIM Multi-Sector Fund              X         X         X                   X            X
AIM Select Real Estate Income
   Fund                            X         X         X                   X            X
AIM Structured Core Fund           X         X         X         X         X            X                X
AIM Structured Growth Fund         X         X         X         X         X            X
AIM Structured Value Fund          X         X         X         X         X            X



     This Statement of Additional Information relates to the Class A, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Institutional Class shares are intended for use by certain eligible institutional investors, including the following:


     -    banks and trust companies acting in a fiduciary or similar capacity;

     -    bank and trust company common and collective trust funds;

     -    banks and trust companies investing for their own account;

     - entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies);

     -    retirement plans;

     - platform sponsors with which Invesco Aim Distributors, Inc. ("Invesco Aim Distributors") has entered into an agreement;

     -    proprietary asset allocation funds; and

     - Invesco Aim Management Group, Inc. ("Invesco Aim Management") and its affiliates.

     Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the fund allocable to such class.

     Each share of a fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

     Except as specifically noted above, shareholders of each fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a fund. However, on matters affecting an individual fund or class of shares, a separate vote of shareholders of that fund or class is required. Shareholders of a fund or class are not entitled to vote on any matter which does not affect that fund or class but that requires a separate vote of another fund or class. An example of a matter that would be voted on separately by shareholders of each fund is the approval of the advisory agreement with Invesco Aim Advisors, Inc. ("Invesco Aim"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a fund for all losses and expenses of any shareholder of such fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

     SHARE CERTIFICATES. Shareholders of the Fund do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

CLASSIFICATION

     The Trust is an open-end management investment company. The Fund is "non-diversified" for purposes of the 1940 Act, which means the Fund can invest a greater percentage of its assets in any one issuer than a diversified fund can.

INVESTMENT STRATEGIES AND RISKS

     Set forth below are detailed descriptions of the various types of securities and investment techniques that Invesco Aim and/or the Sub-Advisors (as defined herein) may use in managing the Fund, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in the Fund's Prospectuses; where a particular type of security or investment technique is not discussed in the Fund's Prospectuses, that security or investment technique is not a principal investment strategy.

     The Fund may not invest in all of these types of securities or use all of these techniques at any one time. The Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund's investment objectives, policies and restrictions described in the Fund's Prospectuses and/or this Statement of Additional Information, as well as the federal securities laws. In addition to those described below, Invesco Aim and/or Sub-Advisors may invest in other types of securities and may use other investment techniques in managing the Fund, subject to limitations imposed by the Fund's investment objectives, policies and restrictions described in the Fund's Prospectuses and/or this Statement of Additional Information, as well as the federal securities laws.

     The Fund's investment objectives, policies, strategies and practices described below are non-fundamental unless otherwise indicated.

Debt Investments

     FLOATING RATE CORPORATE LOANS AND CORPORATE DEBT SECURITIES. Floating rate loans consist generally of obligations of companies and other entities (collectively, "borrower") incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Floating rate loans are often obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged.

     Floating rate loans may include both term loans, which are generally fully funded at the time of the Fund's investment, and revolving loans, which may require the Fund to make additional investments in the loans as required under the terms of the loan agreement. A revolving credit loan agreement may require the Fund to increase its investment in a loan at a time when the Fund might not otherwise have done so, even if the borrower's condition makes it unlikely that the loan will be repaid.

     A floating rate loan is generally offered as part of a lending syndicate to banks and other financial institutions and is administered in accordance with the terms of the loan agreement by an agent bank who is responsible for collection of principal and interest and fee payments from the borrower and apportioning those payments to all lenders who are parties to the agreement. Typically, the agent is given broad discretion to enforce the loan agreement and is compensated by the borrower for its services.

     Floating rate loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a floating rate loan previously made to a different lender or by purchase of a participation interest. If the Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means the Fund receives a return at the full interest rate for the loan. If the Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. At times, the Fund may be able to invest in floating rate loans only through assignments or participations.

     A participation interest represents a fractional interest in a floating rate loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund's rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund's rights upon a default.

     The Fund may be subject to the credit of both the agent and the lender from whom the Fund acquires a participation interest. The Fund will invest in participation interests only if, at the time of investment, the outstanding debt obligations of the agent bank and any lenders or participants interposed between the borrower and the Fund are investment grade, i.e. rated BBB, A-3 or higher by Standard & Poor's ("S&P") or Baa, P-3 or higher by Moody's Investor Service, Inc. ("Moody's"), or if unrated, deemed by Invesco Aim and/or the Sub-Advisors to be of comparable quality. A description of S&P's and Moody's ratings is included as Appendix A. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender's regulator against payments received from the borrower. In the event of the borrower's bankruptcy, the borrower's obligation to repay the floating rate loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

     Historically, floating rate loans have not been registered with the Securities and Exchange Commission ("SEC") or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan has been historically less extensive than if the floating rate loan were registered or exchange traded.

     Floating rate debt securities are typically in the form of notes or bonds issued in public or private placements in the securities markets. Floating rate debt securities will typically have substantially similar terms to floating rate loans, but will not be in the form of participations or assignments.

     The floating rate loans and debt securities in which the Fund invests will, in most instances, be secured and senior to other indebtedness of the borrower. Each floating rate loan and debt security will generally be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by Invesco Aim and/or the Sub-Advisors. The value of collateral may decline after the Fund's investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. Up to 20% of the Fund's assets may be invested in unsecured floating rate loans and debt securities or subordinated floating rate loans and debt securities, which may or may not be secured. If the borrower defaults on an unsecured loan or security, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan or security, the collateral may not be sufficient to cover both the senior and subordinated loans and securities.

     Most borrowers pay their debts from cash flow generated by their businesses. If a borrower's cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or void, the Fund may not recover the full amount of principal and interest that is due.

     A borrower must comply with certain restrictive covenants contained in the loan agreement or indenture (in the case of floating rate debt securities). In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower's shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement may also require the prepayment of the floating rate loans or debt securities from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding floating rate loan or debt security.

     Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments and may include commitment fees, facility fees, and prepayment penalty fees. When the Fund buys a floating rate loan, it may receive a facility fee, and when it sells a floating rate loan, it may pay an assignment fee.

     It is expected that the majority of floating rate loans and debt securities will have stated maturities of three to ten years. However, because floating rate loans and debt securities are frequently prepaid, it is expected that the average maturity will be three to five years. The degree to which borrowers prepay floating rate loans and debt securities, whether as a contractual requirement or at the borrower's election, may be affected by general business conditions, the borrower's financial condition and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments may result in the fund's investing in floating rate loans and debt securities with lower yields.

     U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover its investment from the U.S. Government.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., Series A, B, C and Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the FHLMC CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC CMO's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Common risks associated with mortgage related securities include:

     Prepayment Risk: Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market Risk: Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit Risk: Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

     COLLATERALIZED DEBT OBLIGATIONS ("CDOS"). The Fund may invest in CDOs. A CDO is an asset backed security backed by a pool of bonds, loans and other debt obligations. CDOs do not specialize in one type of debt but often include non-mortgage loans or bonds.

     Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk. In the case of CDOs, these are often referred to as 'tranches' or 'slices'. Each slice has a different maturity and risk associated with it.

     CREDIT LINKED NOTES ("CLNS"). The Fund may invest in CLNs. A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors.

     CLNs are created through a Special Purpose Company (SPC), or trust, which is collateralized with AAA-rated securities. Investors buy securities from a trust that pays a fixed or floating coupon during the life of the note. At maturity, the investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a deal arranger. In case of default, the trust pays the dealer par minus the recovery rate in exchange for an annual fee which is passed on to the investors in the form of a higher yield on the notes.

     COLLATERALIZED LOAN OBLIGATIONS ("CLOS"). The Fund may invest in CLOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Fund as illiquid securities, but an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, volatility in values, and may produce disputes with the issuer or unexpected investment results.

     BANK INSTRUMENTS. The Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

     COMMERCIAL INSTRUMENTS. The Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.

     JUNK BONDS. The Fund may invest in lower-rated or non-rated debt securities commonly known as junk bonds.

     Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal. While they may provide greater income and opportunity for gain, junk bonds are subject to greater risks than higher-rated debt securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities.

     Issuers of junk bonds are often highly leveraged, and may lack more traditional methods of financing. The risk of issuer default on junk bonds is generally higher because such issues are often unsecured or otherwise subordinated to claims of the issuer's other creditors. If a junk bond issuer defaults, the Fund may incur additional expenses to seek recovery.

     Junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to real or perceived adverse economic conditions and individual corporate developments (including industry competition and adverse publicity), than those of higher-rated debt securities, which can decrease the liquidity and values of junk bonds. During such periods of recession and economic downturns, highly leveraged junk bond issuers may experience financial stress and may lack sufficient revenues to meet interest payment obligations, increasing the risk of default. In addition, new laws and proposed new laws may adversely impact the market for junk bonds.

     The Fund may have difficulty selling certain junk bonds at the desired time and price. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities. Less liquidity in secondary trading markets could adversely affect the price at which the Fund could sell a particular junk bond, and could adversely affect and cause large fluctuations in the net asset value of the Fund's shares. The lack of a liquid secondary market may also make it more difficult for the Fund to obtain accurate market quotations in valuing junk bond assets.

     LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

Foreign Investments

     FLOATING RATE CORPORATE LOANS AND CORPORATE DEBT SECURITIES OF NON-U.S. BORROWERS. The Fund may invest in floating rate loans and floating rate debt securities that are made to non-U.S. borrowers, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and any such borrower meets the credit standards established by Invesco Aim and the Sub-Advisors for U.S. borrowers. The Fund similarly may invest in floating rate loans and floating rate debt securities made to U.S. borrowers with significant non-U.S. dollar-denominated revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Fund in U.S. dollars. In all cases where the floating rate loans or floating rate debt securities are not denominated in U.S. dollars, provisions will be made for payments to the lenders, including the Fund, in U.S. dollars pursuant to foreign currency swaps. Loans to non-U.S. borrowers or U.S. borrowers with significant non-U.S. dollar denominated revenues may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. There is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments in certain foreign countries, which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. borrowers may differ from that available for U.S. borrowers, because foreign companies are not generally subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. borrowers.

Exchange Traded Funds

     EXCHANGE TRADED FUNDS. The Fund may purchase shares of exchange-traded funds ("ETFs"). Most ETFs are registered under the 1940 Act as investment companies. Therefore, the Fund's purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed under "Other Investment Companies."

     ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

     Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF's shares may be halted if the listing exchange's officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. Finally, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency.

Other Investments

     OTHER INVESTMENT COMPANIES. The Fund may purchase shares of other investment companies. For the Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to investments by the Fund in investment companies that are money market funds, including money market funds that have Invesco Aim or an affiliate of Invesco Aim as an investment advisor (the "Affiliated Money Market Funds").

     With respect to the Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

     DEFAULTED SECURITIES. The Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase the Fund's operating expenses and adversely affect its net asset value. Any investments by the Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless Invesco Aim and/or the Sub-Advisors determines that such defaulted securities are liquid under guidelines adopted by the Board.

     INDEXED SECURITIES. The Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

     PARTICIPATION INTERESTS. The Fund may invest in participation Interests. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, the Fund may be regarded as a creditor of the Participant and thus the Fund is subject to the credit risk of both the Borrower and Lender or a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

     PARTICIPATION NOTES. The Fund may invest in participation notes. Participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuer of the underlying assets.

     INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUND/ADVISOR. The Fund may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds;
(ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Fund will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

Investment Techniques

     WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase and sell interests in floating rate loans and floating rate debt securities and other portfolio securities on a "when issued" and "delayed delivery " basis. Income may accrue to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in floating rate loans and floating rate debt securities and other portfolio debt securities at delivery may be more or less than their purchase price; and yields generally available on such interests or securities when delivery occurs may be higher than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate with its custodian, cash or other liquid assets having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engaged in "when issued" and "delayed delivery " transactions, it will do so for the purpose of acquiring interests or securities for the Fund consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. There is no specific limitation as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

     MARGIN TRANSACTIONS. The Fund will not purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

     INTERFUND LOANS. The Fund may lend uninvested cash up to 15% of its net assets to other funds advised by Invesco Aim (the "AIM Funds") and the Fund may borrow from other AIM Funds to the extent permitted under the Fund's investment restrictions. During temporary or emergency periods, the percentage of the Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, the Fund cannot make any additional investments. If the Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of the Fund's total assets, the Fund will secure all of its loans from other AIM Funds. The ability of the Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

     BORROWING. The Fund may borrow money in amounts not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow for leveraging, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may borrow to finance additional investments only when it believes that the return that may be earned on investments purchased with the proceeds of such borrowings or offerings will exceed the costs, including debt service, associated with such borrowings. However, to the extent such costs exceed the return on the additional investments, the return realized by the Fund's shareholders will be adversely affected. The Fund's borrowing for leverage creates an opportunity for a greater total return to the Fund, but, at the same time, increases exposure to losses.

     Capital raised through borrowing is subject to interest costs which may or may not exceed the interest paid on the assets purchased. In addition, the Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. Borrowing can create an opportunity for greater income per share, but such borrowing is also a speculative technique that will increase the Fund's exposure to capital risk. Such risks may be reduced through the use of borrowings that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds exceeds the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund, as compared to what it would have been without leverage.

     The Fund has entered into a committed, unsecured line of credit with a syndicate of banks in the maximum aggregate principal amount of $50 million.

     Under the 1940 Act, once the Fund incurs indebtedness, it must immediately have asset coverage of 300% of the aggregate outstanding principal balance of indebtedness in place. Additionally, the 1940 Act requires that, before the Fund declares any dividend or other distribution upon any class of shares, or purchases any such shares, it have in place asset coverage of at least 300% of the aggregate indebtedness of the fund, after deducting the amount of such dividend, distribution, or purchase price.

     The Fund's willingness to borrow money for investment purposes, and the amount it borrows depends upon many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Sub-Advisor's ability to predict correctly interest rates and market movements, and a leveraging strategy may not be successful during any period in which it is employed.

     LEVERAGING. The Fund may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The Fund will maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three days to the extent necessary to satisfy this requirement. To reduce its borrowings, the Fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense the Fund would not otherwise incur, and the Fund may therefore have little or no investment income during periods of substantial borrowings.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund may lend portfolio securities to the extent of one-third of its total assets.

     The Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans.

     Any cash received as collateral for loaned securities will be invested, in accordance with the Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether the Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as the Fund asset.

     REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest but currently intends to do so only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Repurchase agreements are agreements under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. The Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from the Fund on demand and the effective interest rate is negotiated on a daily basis. Repurchase agreements are considered loans by the Fund under the 1940 Act.

     If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

     The Fund may invest its cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days.

     DOLLAR ROLLS. The Fund may engage in dollar rolls. A dollar roll is a type of repurchase transaction that involves the sale by the Fund of a mortgage-backed security to a financial institution such as a bank or broker-dealer, with an agreement that the Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold but is compensated for the difference between the current sales price and the forward price for the future purchase. In addition, cash proceeds of the sale may be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, would generate income for the Fund. The Fund typically enters into a dollar roll transaction to enhance the Fund's return either on an income or total return basis or to manage pre-payment risk.

     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Dollar rolls are considered borrowings by the Fund under the 1940 Act.

     ILLIQUID SECURITIES. Some loans and debt securities are, at present, not readily marketable and may be subject to restrictions on resale. Although loans and debt securities are transferred among certain financial institutions, certain of the loans and debt securities in which the Fund invests do not have the liquidity of conventional investment grade debt securities traded in the secondary market and may be considered illiquid. As the market for loans and debt securities matures, the Sub-Advisor expects that liquidity will continue to improve. The Fund may invest up to 15% of its net assets in investments which are not readily marketable or are subject to restrictions on resale, including repurchase agreements with, in the absence of certain demand features, remaining maturities in excess of seven (7) days. Such investments, which may be considered illiquid, may affect the Fund's ability to realize their value in the event of a voluntary or involuntary liquidation of its assets.

Derivatives

     SWAP AGREEMENTS. The Fund may enter into a swap agreement. Swap agreements are two-party contracts wherein the two parties agree to make an exchange as described below.

     Commonly used swap agreements include:

     Credit Default Swaps ("CDS"): An agreement between two parties where one party agrees to make one or more payments to the other, while the other party assumes the risk of certain defaults on a referenced debt obligation, generally a failure to pay or bankruptcy of the issuer. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps").

     The Fund may buy a CDS ("buy credit protection"); in this transaction the Fund pays a stream of payments based on a fixed interest rate (the "premium") over the life of the swap in exchange for a counterparty (the "seller") taking on the risk of default of a referenced debt obligation (the "Reference Obligation"). If a credit event occurs for the Reference Obligation the Fund would cease to make premium payments and it would deliver defaulted bonds to the seller; in return, the seller would pay the full par value, of the Reference Obligation to the Fund. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Fund (buyer) the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund pays the fixed premium to the seller, and no other exchange occurs.

     Alternatively, the Fund may sell a CDS ("sell protection"); in this transaction the Fund will receive premium payments from the buyer in exchange for taking the credit risk of the Reference Obligation. If an event of default occurs the buyer would cease to make premium payments to the Fund and the Fund would pay the buyer the par value of the Reference Obligation; in return, the buyer would deliver the Reference Obligation to the Fund. Alternatively, if cash settlement is elected, the Fund would pay the buyer the notional value less the market value of the Reference Obligation. If no event of default occurs, the Fund receives the premium payments over the life of the agreement.

     CDS transactions are typically individually negotiated and structured. CDS transactions may be entered into for investment or hedging purposes. The Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.

     Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified principal or notional amount. In other words, Party A agrees to pay Party B a fixed interest rate and in return Party B will pay Party A a variable interest rate. The amount that each party pays is calculated by multiplying the fixed or variable rate by the par amount.

     Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.

     Credit Default Index Swap ("CDX"). A CDX is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. A CDX is a completely standardized credit security and is therefore highly liquid and typically trades at a very small bid-offer spread. This means that it may be cheaper to hedge a portfolio of credit default swaps or bonds with a CDX than it is to buy many CDS to achieve a similar effect. A new series of CDX is issued every six months by Markit and IIC. Prior to the announcement of each series, a group of investment banks is polled to determine the credit entities that will form the constituents of the new issue. On the day of issue, a fixed coupon is decided for the CDX based on the credit spread of the entities within the CDX. Once this has been determined, the CDX constituents and the fixed coupon are published, and the CDX can be actively traded.

     Total Return Swap: A swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying asset that is used is usually an equities index, loan or a basket of assets.

     Common risks associated with swap agreements:

     Liquidity Risk: The risk that a particular swap is difficult to sell or liquidate. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

     Pricing Risk: The risk that a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding underlying instruments.

     Interest Rate and Currency Swap Risk: Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the Fund.

     Basis Risk: The risk that offsetting investments in a hedging strategy will not experience price changes in entirely opposite directions from each other. This imperfect correlation between the two investments causes the potential for excess gains or losses in a hedging strategy.

     Tax Risks: For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

     Counterparty Risk: Swaps are generally governed by a single master agreement for each counterparty. Counterparty Risk refers to the risk that the counterparty under the swap agreement will not live up to its obligations. A swap agreement may not contemplate delivery of collateral to support a counterparty's contractual obligation; therefore, the Fund might need to rely on contractual remedies to satisfy the counterparty's obligation. As with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing such remedies, particularly in the event of the counterparty's bankruptcy. The swap agreement may allow for netting of the counterparties' obligations on specific transactions in which case the Fund's obligation or right will be the net amount owed to or by the counterparty. Although this will not guarantee that the counterparty does not default, the Fund will not enter into a swap transaction with any counterparty that Invesco Aim and/or the Sub-Advisors believe does not have the financial resources to honor its obligations under the transaction. Further, Invesco Aim monitors the financial stability of swap counterparties in an effort to protect the Fund's investments. Where the obligations of the counterparty are guaranteed, Invesco Aim monitors the financial stability of the guarantor instead of the counterparty. The Fund's current obligations under a swap agreement are to be accrued daily (on a net basis), and the Fund maintains cash or liquid assets in an amount equal to amounts owed to a swap counterparty (some of these assets may be segregated to secure the swap counterparty).

     The Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the swap agreements with that counterparty would exceed 5% of the Fund's net assets determined on the date the transaction is entered into.

     BUNDLED SECURITIES. In lieu of investing directly in securities the Fund may from time to time invest in Targeted Return Index Securities Trusts ("TRAINS") or similar instruments representing a fractional undivided interest in an underlying pool of securities often referred to as "Bundled Securities". Bundled Securities are typically represented by certificates and the Funds will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates and thus the certificates are generally subject to the same risks as the underlying securities held in the trust. The Fund will examine the characteristics of the underlying securities for compliance with investment criteria but will determine liquidity with reference to the certificates themselves. TRAINs and other trust certificates are generally not registered under the Securities and Exchange Act of 1933 (the "1933 Act") or the 1940 Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Investments in certain TRAINs or other trust certificates may have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     PUT AND CALL OPTIONS. The Fund may engage in certain strategies involving options to attempt to manage the risk of their investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). Option transactions present the possibility of large amounts of exposure, which may result in the Fund's net asset value being more sensitive to changes in the value of the related investment.

     Call Options: A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell to and deliver the underlying security, contract or foreign currency to the purchaser of the call option.

     Put Options: A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

     Listed Options and Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

     CDS Option. The Fund may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

     Writing Options. The Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. The Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

     The Fund may write a put option without owning the underlying security if it covers the option as described in the section "Cover." The Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

     If an option that the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. The Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

     Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

     Pursuant to federal securities rules and regulations, if the Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

     The Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

     Purchasing Options. The Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. The Fund may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where the Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

     The Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. The Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where the Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

     Straddles. The Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     General Information Regarding Options: The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     WARRANTS. The Fund may purchase warrants. A warrant is a security that gives the holder the right to purchase securities from the issuer at a specific price within a certain time frame and are similar to call options. The main difference between warrants and call options is that warrants are issued by the company that will issue the underlying security, whereas options are not issued by the company. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock are often employed to finance young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

     FUTURES CONTRACTS. A Futures Contract is a two-party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts").

     Common examples of Futures Contracts that the Fund may engage in include, but are not limited to:

     Index Futures: A stock index Futures Contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contracts and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

     Interest Rate Futures: An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and

Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate ("Libor") which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

     Security Futures: A security futures contract is an exchange-traded contract to purchase or sell in the future a specified quantity of a security, other than a Treasury security, or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the specified security.

     Currency Futures: A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specified price at some time in the future (commonly three months or more). Currency futures contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures if changes in the currency rates do not occur as anticipated.

     The Fund will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" above. It should be noted that the Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the act with respect to the Fund.

     Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding. "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

     Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency, index or futures price fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

     Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

     In addition, if the Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

     OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     Pursuant to federal securities laws and regulations, the Fund's use of Futures Contracts and options on Futures Contracts may require the Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND ON CERTAIN OPTIONS ON CURRENCIES.

     The Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

     FORWARD CURRENCY CONTRACTS. The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency for payment in another currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract and at a price as agreed upon by the parties at the time the contract is entered. The Fund will either accept or make delivery of the currency at the maturity of the forward currency contract. The Fund may also, if its counterparty agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

     The Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. The Fund may enter into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency thereby "locking in" an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

     Pursuant to federal securities rules and regulations, the Fund's use of forward currency contracts may require the Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

     COVER. Certain transactions including, but not limited to, credit default swaps, forward currency contracts, futures contracts and options (other than options purchased by the Fund) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting position in securities, currencies, or other options, forward currency contracts, or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets. To the extent that a credit default swap, futures contract, forward currency contract or option is deemed to be illiquid, the assets used to cover the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

     To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the purchased option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

     Assets used as cover cannot be sold while the position in the corresponding position is open unless they are replaced with other appropriate assets. If a large portion of the Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     GENERAL RISKS OF HEDGING STRATEGIES. The use by the Fund of hedging strategies involves special considerations and risks, as described below.

     (1) Successful use of hedging transactions depends upon Invesco Aim's and the Sub-Advisors' ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While Invesco Aim and the Sub-Advisors are experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     (2) In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     (4) There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

     CREDIT LINKED NOTES. Credit linked notes are a derivative transaction used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio ("reference entities"). The notes are usually issued by a special purpose vehicle ("SPV") that sells credit protection through a credit default swap ("CDS") transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the CDS. Should a default occur, the SPV would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

FUND POLICIES

     FUNDAMENTAL RESTRICTIONS. The Fund is subject to the following investment restrictions, which may be changed only by a vote of the Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of
(i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

     (1) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions").

     (2) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

     (3) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry, provided, however, that the Fund may invest more than 25% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term "issuer" includes the borrower, the agent bank, lender, or holder of a participation interest. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     (4) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     (5) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     (6) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

     (7) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

     The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Board has adopted non-fundamental restrictions for the Fund relating to certain of these restrictions which Invesco Aim and, when applicable, the Sub-Advisors must follow in managing the Fund. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

     NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to the Fund. They may be changed for the Fund without approval of the Fund's voting securities.

     (1) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may borrow for leveraging, and may also borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.

     (2) In complying with the fundamental restriction regarding industry concentration, with respect to issuers that are not in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

     (3) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

     (4) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

     (5) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     (6) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Fund will interpret the proposed restriction and the related non-fundamental restriction to permit the Fund, subject to the Fund's investment objectives and general investment policies (as stated in the Fund's prospectus and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also will interpret its fundamental restriction regarding purchasing and selling physical commodities and its related non-fundamental restriction to permit the Fund to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Fund's prospectus and herein.

ADDITIONAL NON-FUNDAMENTAL POLICY.

     As a non-fundamental policy:

     The Fund normally invests at least 80% of its assets in senior secured floating rate loans and senior secured floating rate debt instruments made to or issued by borrowers (which may include U.S. and non-U.S. companies) that (i) have variable rates which adjust to a base rate, such as London Interbank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not to exceed one year; and/or (ii) have interest rates that float at a margin above a generally recognized base lending rate such as the Prime Rate of a designated U.S. bank. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

TEMPORARY DEFENSIVE POSITIONS

     In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments (including shares of Affiliated Money Market Funds).

PORTFOLIO TURNOVER

     For the fiscal years ended August 31, 2007 and 2006, the portfolio turnover rates for the Fund are presented in the table below. Unless otherwise indicated, variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions and/or changes in Invesco Aim's investment outlook.

    TURNOVER RATES       2007   2006
    --------------       ----   ----
AIM Floating Rate Fund   117%    54%

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

     The Board has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings (the "Holdings Disclosure Policy"). Invesco Aim and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of Invesco Aim and its affiliates may release information about portfolio securities in certain contexts are provided below.

     PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Fund discloses the following portfolio holdings information on http://www.invescoaim.com(1):

----------
(1) To locate a Fund's portfolio holdings information on http://www.invescoaim.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Fund Overview link and select the Fund from the drop-down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

                                          APPROXIMATE DATE OF WEBSITE      INFORMATION REMAINS POSTED ON
INFORMATION                                         POSTING                           WEBSITE
-----------                           ----------------------------------   -----------------------------
Top ten holdings as of month-end      15 days after month-end              Until replaced with the
                                                                           following month's top ten
                                                                           holdings
Select holdings included in the       29 days after calendar quarter-end   Until replaced with the
Fund's Quarterly Performance Update                                        following quarter's Quarterly
                                                                           Performance Update
Complete portfolio holdings as of     30 days after calendar quarter-end   For one year
calendar quarter-end
Complete portfolio holdings as of     60-70 days after fiscal              For one year
fiscal quarter-end                    quarter-end

     These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of Invesco Aim and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.invescoaim.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

     SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of Invesco Aim and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of Invesco Aim Management approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the Fund and address any perceived conflicts of interest between shareholders of such Fund and Invesco Aim or its affiliates as part of granting its approval.

     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or his designee) of Invesco Aim and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which Invesco Aim provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the Fund and Invesco Aim or its affiliates brought to the Board's attention by Invesco Aim.

     Invesco Aim discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

     -    Attorneys and accountants;

     -    Securities lending agents;

     -    Lenders to the AIM Funds;

     -    Rating and rankings agencies;

     -    Persons assisting in the voting of proxies;

     -    AIM Funds' custodians;

     - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

     - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

     -    Financial printers;

     - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

     - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

     In many cases, Invesco Aim will disclose current portfolio holdings on a daily basis to these persons. In these situations, Invesco Aim has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom Invesco Aim provides non-public portfolio holdings on an ongoing basis.

     Invesco Aim will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over Invesco Aim and its affiliates or the Fund.

     The Holdings Disclosure Policy provides that Invesco Aim will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in the Fund or other mutual fund or account managed by Invesco Aim or one of its affiliates) for the selective disclosure of portfolio holdings information.

     DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. Invesco Aim and its affiliates that provide services to the Fund, the Sub-Advisors and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Fund.

     From time to time, employees of Invesco Aim and its affiliates may express their views orally or in writing on one or more of the Fund's portfolio securities or may state that the Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since the Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Fund, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which Invesco Aim or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

     From time to time, employees of Invesco Aim and its affiliates also may provide oral or written information ("portfolio commentary") about the Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Invesco Aim may also provide oral or written information ("statistical information") about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

     DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of Invesco Aim and its affiliates may disclose one or more of the portfolio securities of the Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Fund's portfolio securities. Invesco Aim does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who Invesco Aim believed was misusing the disclosed information.

     DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER INVESCO AIM-MANAGED PRODUCTS. Invesco Aim and its affiliates manage products sponsored by companies other than Invesco Aim, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by Invesco Aim and its affiliates may disclose the portfolio holdings of their products at different times than Invesco Aim discloses portfolio holdings for the AIM Funds.

     Invesco Aim provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). Invesco Aim may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which Invesco Aim has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for Invesco Aim's disclosure of similar portfolio holdings information for other AIM Funds on http://www.invescoaim.com. Invesco Aim provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that Invesco Aim discloses portfolio holdings information for the other AIM Funds on its website. Invesco Aim manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. Invesco Aim does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust. The Trustees, among other things, approve the investment objectives, policies and procedures for the Fund. The Trust enters into agreements with various entities to manage the day-to-day operations of the Fund, including the Fund's investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers, and approving the terms of their contracts with the Fund. On an ongoing basis, the Trustees exercise general oversight of these service providers.

     Certain trustees and officers of the Trust are affiliated with Invesco Aim and Invesco Aim Management, the parent corporation of Invesco Aim. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

     The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

     The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation, Distribution and Proxy Oversight Committee, and the Special Market Timing Litigation Committee (the "Committees").

     The members of the Audit Committee are Messrs. James T. Bunch (Vice Chair), Bruce L. Crockett, Lewis F. Pennock, Raymond Stickel, Jr. (Chair) and Dr. Larry Soll. The Audit Committee's primary purposes are to: (i) oversee qualifications and performance of the independent registered public accountant; (ii) appoint independent registered public accountants for the Fund;
(iii) pre-approve all permissible audit and non-audit services that are provided to the Fund by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund's independent registered public accountants to the Fund's investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent registered public accountants;
(vi) review the Fund's audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Fund's shareholder reports; (ix) review certain tax procedures maintained by the Fund; (x) review modified or omitted officer certifications and disclosures;
(xi) review any internal audits of the Fund; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Fund who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) the Fund's accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Fund's net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Fund. During the fiscal year ended August 31, 2007, the Audit Committee held six meetings.

     The members of the Compliance Committee are Messrs. Frank S. Bayley, Crockett (Chair), Albert R. Dowden (Vice Chair) and Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Fund's Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Fund's Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco Aim and INVESCO Funds Group, Inc. ("IFG");
(iii) recommending to the independent trustees the appointment and removal of Invesco Aim's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of Invesco Aim (the "Report") and any objections made by Invesco Aim with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of Invesco Aim, upon the conclusion by such third party of a compliance review of Invesco Aim; (iv) reviewing all reports on compliance matters from the Fund's Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding Invesco Aim's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of Invesco Aim's fiduciary duties to Fund shareholders and of Invesco Aim's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Fund and its service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of Invesco Aim's Internal Compliance Controls Committee; (xi) reviewing all reports made by Invesco Aim's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of Invesco Aim's ombudsman; (xiii) risk management oversight with respect to the Fund and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. ("Invesco") that are applicable to the Fund or its service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the Invesco Aim, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended August 31, 2007, the Compliance Committee held seven meetings.

     The members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling and Dr. Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Fund that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended August 31, 2007, the Governance Committee held eight meetings.

     Notice procedures set forth in the Trust's bylaws require that any shareholder of the Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

     The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Stickel, Philip A. Taylor and Drs. Mathai-Davis (Vice Chair) and Soll (Vice-Chair) . The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by Invesco Aim and the Sub-Advisors; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Fund, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended August 31, 2007, the Investments Committee held six meetings.

     The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Fund that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

     The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), Taylor and Drs. Mathai-Davis and Soll. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of the AIM Funds.

     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from Invesco Aim regarding fair value determinations made pursuant to the Pricing Procedures by Invesco Aim's internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of Invesco Aim's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of Invesco Aim evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of Invesco Aim, assisting Invesco Aim's internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from Invesco Aim regarding liquidity determinations made pursuant to the Liquidity Procedures by Invesco Aim and making reports and recommendations to the full Board with respect thereto, and
(vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by Invesco Aim and the Sub-Advisors, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by Invesco Aim and the Sub-Advisors regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting Invesco Aim in resolving particular proxy voting issues. The Valuation, Distribution an Proxy Oversight Committee was formed effective January 1, 2008. It succeeded to the Valuation Committee which existed prior to 2008. During the fiscal year ended August 31, 2007, the Valuation, Distribution and Proxy Oversight Committee held five meetings.

     The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by Invesco Aim 's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with Invesco Aim, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and
(iv) for taking reasonable steps to ensure that any AIM Fund which the

Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended August 31, 2007, the Special Market Timing Litigation Committee held one meeting.

Trustee Ownership of Fund Shares

     The dollar range of equity securities beneficially owned by each trustee
(i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

COMPENSATION

     Each trustee who is not affiliated with Invesco Aim is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco Aim during the year ended December 31, 2007, is found in Appendix D.

Retirement Plan For Trustees

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with Invesco Aim.


     The trustees have also adopted a retirement policy that permits each non-Invesco Aim-affiliated trustee to serve until December 31 of the year in which the trustee turns 75. A majority of the trustees may extend from time to time the retirement date of a trustee.



     Annual retirement benefits are available to each non-Invesco Aim-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payment based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 75; in such a case the annual retirement benefit is subject to a reduction for early payment.


Deferred Compensation Agreements

     Messrs. Crockett, Edward K. Dunn, Jr. (a former trustee), Fields, Frischling, and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

     The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. Invesco Aim Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Fund, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

     Invesco Aim, the Trust, Invesco Aim Distributors and the Sub-Advisors have adopted Codes of Ethics which apply to all AIM Fund trustees and officers, employees of Invesco Aim, the Sub-Advisors and their affiliates and govern, among other things, personal trading activities of all such persons. The Codes of Ethics are intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds --Registered Trademark--. Personal trading, including personal trading involving securities that may be purchased or held by a fund within The AIM Family of Funds --Registered Trademark--, is permitted under the Codes subject to certain restrictions; however employees are required to pre-clear security transactions with the applicable Compliance Officer or a designee and to report transactions on a regular basis.

PROXY VOTING POLICIES

     The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to Invesco Senior Secured (as defined herein). Invesco Senior Secured will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

     Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of the Fund's proxy voting record.


     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website, http://www.invescoaim.com. This information will also be available at the SEC website, http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Funds and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

     Invesco Aim, the Fund's investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 225 investment portfolios encompassing a broad range of investment objectives. Invesco Aim is a direct, wholly owned subsidiary of Invesco Aim Management, a holding company that has been engaged in the financial services business since 1976. Invesco Aim Management is an indirect, wholly owned subsidiary of Invesco. Invesco and its subsidiaries are an independent global investment management group. Certain of the directors and officers of Invesco Aim are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

     As investment advisor, Invesco Aim supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. Invesco Aim obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. The Master Investment Advisory Agreement (the "Advisory Agreement") provides that, in fulfilling its responsibilities, Invesco Aim may engage the services of other investment managers with respect to the Fund. The investment advisory services of Invesco Aim are not exclusive and Invesco Aim is free to render investment advisory services to others, including other investment companies.

     Invesco Aim is also responsible for furnishing to the Fund, at Invesco Aim's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.


     The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of such Fund not assumed by Invesco Aim, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.


     Invesco Aim, at its own expense, furnishes to the Trust office space and facilities. Invesco Aim furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

     Pursuant to the Advisory Agreement with the Trust, Invesco Aim receives a monthly fee from the Fund calculated at the following annual rates indicated in the second column below, based on the average daily net assets of the Fund during the year. The Fund allocates advisory fees to a class based on the relative net assets of each class.

                         ANNUAL RATE/NET ASSETS PER ADVISORY
FUND NAME                             AGREEMENTS
---------                -----------------------------------
AIM Floating Rate Fund   0.65% of the first $500 million
                         0.60% of the next $4.5 billion
                         0.575% of the next $5 billion
                         0.55% of amount over $10 billion

     Invesco Aim may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Aim will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between Invesco Aim and the Fund.


     Invesco Aim has contractually agreed through at least June 30, 2009 to waive advisory fees payable by the Fund in an amount equal to 100% of the advisory fee Invesco Aim receives from the Affiliated Money Market Funds as a result of the Fund's investment of uninvested cash in the Affiliated Money Market Funds. See "Description of the Fund and Its Investments and Risks - Investment Strategies and Risks - Other Investment - Other Investment Companies."



     Invesco Aim also has contractually agreed through at least June 30, 2009 to waive advisory fees or reimburse expenses to the extent necessary to limit total Net Annual Fund Operating Expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) for the Fund's shares as follows:



EXPENSE LIMITATION
------------------
Class A Shares               1.50%
Class C Shares               2.00%
Class R Shares               1.75%
Class Y Shares               1.25%
                             ----
Institutional Class Shares   1.25%


     The above contractual fee waivers or reductions are set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreement between Invesco Aim and the Fund.

     The management fees payable by the Fund and the Closed-End Fund, the amounts waived by Invesco Aim and the net fee paid by the Fund and the Closed-End Fund for the fiscal year ended August 31, 2007, the period January 1, 2006, through August 31, 2006, and the fiscal years ended December 31, 2005 and 2004, are found in Appendix G.

INVESTMENT SUB-ADVISORS

     Invesco Aim has entered into a Master Intergroup Sub-Advisory Contract (the "Sub-Advisory Agreement") with certain affiliates to serve as sub-advisors to the Funds, pursuant to which these affiliated sub-advisors may be appointed by Invesco Aim from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisors, each of which is a registered investment advisor under the Investment Advisers Act of 1940 are:

     Invesco Asset Management Deutschland GmbH ("Invesco Deutschland");

     Invesco Asset Management Limited ("Invesco Asset Management");

     Invesco Asset Management (Japan) Limited ("Invesco Japan");

     Invesco Australia Limited ("Invesco Australia");

     Invesco Global Asset Management (N.A.), Inc. ("Invesco Global");

     Invesco Hong Kong Limited ("Invesco Hong Kong");

     Invesco Institutional (N.A.), Inc. ("Invesco Institutional");

     Invesco Senior Secured Management, Inc. ("Invesco Senior Secured"); and


     Invesco Trimark Ltd. ("Invesco Trimark"); (each a "Sub-Advisor" and collectively, the "Sub-Advisors").


     Invesco Aim and each Sub-Advisor are indirect wholly owned subsidiaries of Invesco.

The only fees payable to the Sub-Advisors under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco Aim will pay each Sub-Advisor a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco Aim receives from the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Advisor shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco Aim, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisors under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco Aim receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco Aim, if any.

PORTFOLIO MANAGERS

     Appendix H contains the following information regarding the portfolio managers identified in the Fund's prospectus:

          -    The dollar range of the managers' investments in the Fund.

          -    A description of the managers' compensation structure.

          - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

SECURITIES LENDING ARRANGEMENTS

     If a Fund engages in securities lending, Invesco Aim will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by Invesco Aim if a Fund engages in securities lending activities, as well as the compensation Invesco Aim may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines;
(b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with Invesco Aim's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     Invesco Aim's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services Invesco Aim will provide, a lending Fund will pay Invesco Aim a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. Invesco Aim currently waives such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

     ADMINISTRATIVE SERVICES AGREEMENT. Invesco Aim and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which Invesco Aim may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by Invesco Aim under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco Aim is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, Invesco Aim is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

     Administrative services fees paid to Invesco Aim by the Fund and the Closed-End Fund for the fiscal year ended August 31, 2007, the period January 1, 2006 through August 31, 2006 and the fiscal years ended December 31, 2005 and 2004, are found in Appendix I.

OTHER SERVICE PROVIDERS

     TRANSFER AGENT. Invesco Aim Investment Services, Inc. ("Invesco Aim Investment Services"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly owned subsidiary of Invesco Aim, is the Trust's transfer agent.


     The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and Invesco Aim Investment Services provides that Invesco Aim Investment Services will perform certain services related to the servicing of shareholders of the Fund. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, Y, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Fund, will pay Invesco Aim Investment Services at an annual rate per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. For servicing accounts holding Institutional Class shares, the TA Agreement provides that the Trust, on behalf of the Fund, will pay Invesco Aim Investment Services a fee per trade executed. In addition, all fees payable by Invesco Aim Investment Services or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Fund, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by Invesco Aim Investment Services if the accounts serviced by such intermediaries were serviced by Invesco Aim Investment Services directly. For more information regarding such payments to intermediaries, see the discussion under "Sub-Accounting and Network Support Payments" below.


     SUB-TRANSFER AGENT. AFMI, 5140 Yonge Street, Suite 900, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of Invesco, provides services to the Trust as a sub-transfer agent, pursuant to an agreement between AFMI and Invesco Aim Investment Services. The Trust does not pay a fee to AFMI for these services. Rather AFMI is compensated by Invesco Aim Investment Services, as a sub-contractor.

     CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund. JPMorgan Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Fund. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

     The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. Invesco Aim is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

     Under its contract with the Trust, the Custodian maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio of the Fund and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Fund's independent registered public accounting firm is responsible for auditing the financial statements of the Fund. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, as the independent registered public accounting firm to audit the financial statements of the Fund. Such appointment was ratified and approved by the Board.

     COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisors have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from Invesco Aim's procedures discussed below.

BROKERAGE TRANSACTIONS

     Invesco Aim or the Sub-Advisor makes decisions to buy and sell securities for the Fund, selects broker-dealers (each, a "Broker"), effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Invesco Aim and the Sub-Advisors' primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While Invesco Aim and the Sub-Advisors seek reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See "Broker Selection" below.

     Some of the securities in which the Fund invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Fund) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

     Brokerage commissions paid by the Fund and the Closed-End Fund for the fiscal year ended August 31, 2007, the period January 1, 2006 through August 31, 2006, and the fiscal years ended December 31, 2005 and 2004, are found in Appendix J.

COMMISSIONS

     During the fiscal year ended August 31, the period January 1, 2006 through August 31, 2006, and the fiscal years ended December 31, 2005 and 2004, neither the Fund nor Closed-End Fund paid brokerage commissions to Brokers affiliated with the Fund or the Closed-End Fund, Invesco Aim, Invesco Aim Distributors, the Sub-Advisors or any affiliates of such entities.

     The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Fund follows procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

     Invesco Aim's primary consideration in selecting Brokers to execute portfolio transactions for the Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for the Fund, Invesco Aim considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. Invesco Aim's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for the Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, Invesco Aim will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. Invesco Aim will not select Brokers based upon their promotion or sale of Fund shares.

     In choosing Brokers to execute portfolio transactions for the Fund, Invesco Aim may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Fund and/or the other accounts over which Invesco Aim and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that Invesco Aim, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), Invesco Aim must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [Invesco Aim's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist Invesco Aim in the performance of its investment decision-making responsibilities. Accordingly, the Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to Invesco Aim.

     Invesco Aim faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because Invesco Aim is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco Aim's expenses to the extent that Invesco Aim would have purchased such products had they not been provided by Brokers. Section 28(e) permits Invesco Aim to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco Aim-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco Aim-managed accounts, effectively cross subsidizing the other Invesco Aim-managed accounts that benefit directly from the product. Invesco Aim may not use all of the Soft Dollar Products provided by Brokers through which the Fund effects securities transactions in connection with managing such Fund.

     Invesco Aim and certain of its affiliates presently engage in the following instances of cross-subsidization:

1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage certain fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by Invesco Aim or Invesco Aim Capital Management, Inc. ("Invesco Aim Capital"), a subsidiary of Invesco Aim. In other words, certain fixed income AIM Funds are cross-subsidized by the equity AIM Funds in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of Invesco Aim and/or Invesco Aim Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

     This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by Invesco Aim are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by Invesco Aim Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by Invesco Aim Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by Invesco Aim. In certain circumstances, Invesco Aim Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by Invesco Aim or Invesco Aim Capital.

3. Some of the common investment models used to manage various AIM Funds and other accounts of Invesco Aim and/or Invesco Aim Capital are also used to manage accounts of Invesco Aim Private Asset Management, Inc. ("IAPAM"), another Invesco Aim subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Fund and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used to maintain the investment models relied upon by Invesco Aim, Invesco Aim Capital and IAPAM. This cross-subsidization occurs in only one direction. Most of IAPAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Fund and/or other accounts managed by Invesco Aim and/or Invesco Aim Capital are used for Soft Dollar Products which may benefit the accounts managed by Invesco Aim, Invesco Aim Capital and IAPAM; however, IAPAM does not provide any soft dollar research benefit to the Fund and/or other accounts managed by Invesco Aim or Invesco Aim Capital.

     Invesco Aim and Invesco Aim Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco Aim and Invesco Aim Capital conclude that the Broker supplying the product is capable of providing best execution.

     Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. Invesco Aim uses soft dollars to purchase two types of Soft Dollar Products:

     -    proprietary research created by the Broker executing the trade, and

     - other products created by third parties that are supplied to Invesco Aim through the Broker executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Invesco Aim periodically rates the quality of proprietary research produced by various

Brokers. Based on the evaluation of the quality of information that Invesco Aim receives from each Broker, Invesco Aim develops an estimate of each Broker's share of Invesco Aim clients' commission dollars. Invesco Aim attempts to direct trades to the firms to meet these estimates.

     Invesco Aim also uses soft dollars to acquire products from third parties that are supplied to Invesco Aim through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. Invesco Aim may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which Invesco Aim has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     Soft Dollar Products received from Brokers supplement Invesco Aim's own research (and the research of certain of its affiliates), and may include the following types of products and services:

     - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

     - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

     - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

     - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

     - Fundamental/Industry Analysis - industry specific fundamental investment research.

     - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

     - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

     If Invesco Aim determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco Aim will allocate the costs of such service or product accordingly in its reasonable discretion. Invesco Aim will allocate brokerage commissions to Brokers only for the portion of the service or product that Invesco Aim determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

     Outside research assistance is useful to Invesco Aim since the Brokers used by Invesco Aim tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco Aim's staff follows. In addition, such services provide Invesco Aim with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco Aim's clients, including the Fund. However, the Fund is not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco Aim believes that because Broker research supplements rather than replaces Invesco Aim's research, the receipt of such research tends to improve the quality of Invesco Aim's investment advice. The advisory fee paid by the Fund is not reduced because Invesco Aim receives such services. To the extent the Fund's portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Fund might exceed those that might otherwise have been paid.

     Invesco Aim may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund's shares for their clients, provided that Invesco Aim believes such Brokers provide best execution and such transactions are executed in compliance with Invesco Aim's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. Invesco Aim will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

     Directed brokerage (research services) paid by the Fund during the last fiscal year ended August 31, 2007 is found in Appendix K.

REGULAR BROKERS

     Information concerning the Fund's acquisition of securities of its Brokers during the last fiscal year ended August 31, 2007, is found in Appendix K.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     Invesco Aim and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by one of the AIM Funds and by another fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund and one or more other accounts, and is considered at or about the same time, Invesco Aim will allocate transactions in such securities among the Fund and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco Aim to be fair and equitable. Invesco Aim may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES


     If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.



     If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.



PURCHASE AND REDEMPTION OF SHARES



Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund



     INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of four categories to determine the applicable initial sales charge for its Class A shares. The sales charge is used to compensate Invesco Aim Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.



     Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.



CATEGORY I FUNDS



AIM Asia Pacific Growth Fund
AIM Basic Balanced Fund
AIM Basic Value Fund
AIM Capital Development Fund
AIM Charter Fund
AIM China Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Developing Markets Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund

AIM Gold & Precious Metals Fund
AIM Growth Allocation Fund
AIM Income Allocation Fund
AIM Independence Now Fund
AIM Independence 2010 Fund
AIM Independence 2020 Fund
AIM Independence 2030 Fund
AIM Independence 2040 Fund
AIM Independence 2050 Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM Japan Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Multi-Sector Fund
AIM Real Estate Fund
AIM Select Equity Fund
AIM Select Real Estate Income Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund
AIM Summit Fund
AIM Technology Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund



                                                                  Dealer
                                     Investor's Sales Charge    Concession
                                    -------------------------  -------------
                                        As a          As a         As a
                                     Percentage    Percentage    Percentage
                                    of the Public  of the Net  of the Public
     Amount of Investment in          Offering       Amount       Offering
        Single Transaction              Price       Invested       Price
---------------------------------   -------------  ----------  -------------
             Less than $   25,000        5.50%        5.82%        4.75%
 $25,000 but less than $   50,000        5.25         5.54         4.50
 $50,000 but less than $  100,000        4.75         4.99         4.00
$100,000 but less than $  250,000        3.75         3.90         3.00
$250,000 but less than $  500,000        3.00         3.09         2.50
$500,000 but less than $1,000,000        2.00         2.04         1.60


CATEGORY II FUNDS


AIM Core Bond Fund
AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM International Total Return Fund
AIM Municipal Bond Fund
AIM U.S. Government Fund

                                             Dealer
                                     Investor's Sales Charge     Concession
                                    -------------------------  -------------
                                        As a          As a         As a
                                     Percentage    Percentage    Percentage
                                    of the Public  of the Net  of the Public
     Amount of Investment in          Offering       Amount       Offering
        Single Transaction              Price       Invested       Price
---------------------------------   -------------  ----------  -------------
             Less than $   50,000       4.75%        4.99%          4.00%
$ 50,000 but less than $  100,000       4.00         4.17           3.25
$100,000 but less than $  250,000       3.75         3.90           3.00
$250,000 but less than $  500,000       2.50         2.56           2.00
$500,000 but less than $1,000,000       2.00         2.04           1.60



CATEGORY III FUNDS



AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund



                                                                  Dealer
                                     Investor's Sales Charge    Concession
                                    -------------------------  -------------
                                         As a         As a          As a
                                      Percentage   Percentage    Percentage
                                    of the Public  of the Net  of the Public
     Amount of Investment in          Offering       Amount       Offering
        Single Transaction              Price       Invested       Price
---------------------------------   -------------  ----------  -------------
             Less than $  100,000       1.00%         1.01%       0.75%
$100,000 but less than $  250,000       0.75          0.76        0.50
$250,000 but less than $1,000,000       0.50          0.50        0.40



     As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.



CATEGORY IV FUNDS



AIM Floating Rate Fund
AIM LIBOR Alpha Fund
AIM Short Term Bond Fund



                                                                   Dealer
                                    Investor's Sales Charge      Concession
                                    ------------------------   -------------
                                        As a          As a         As a
                                     Percentage    Percentage   Percentage
                                    of the Public  of the Net  of the Public
     Amount of Investment in          Offering       Amount      Offering
        Single Transaction              Price       Invested      Price
---------------------------------   -------------  ----------  -------------
             Less than $  100,000       2.50%         2.56%        2.00%
$100,000 but less than $  250,000       2.00          2.04         1.50
$250,000 but less than $  500,000       1.50          1.52         1.25
$500,000 but less than $1,000,000       1.25          1.27         1.00

     LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A shares of Category I, II, III or IV Funds do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, III or IV Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I, II or IV Funds, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.



     Invesco Aim Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.



     PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. Invesco Aim Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code:



                              PERCENT OF PURCHASES



1% of the first $2 million
plus 0.80% of the next $1 million
plus 0.50% of the next $17 million
plus 0.25% of amounts in excess of $20 million



     If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).



     If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I, II or IV Fund, Invesco Aim Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II or IV Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.



     PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I, II and IV Funds, Invesco Aim Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of such Class A shares is a new investment (as defined below):

                              PERCENT OF PURCHASES



0.50% of the first $20 million
plus 0.25% of amounts in excess of $20 million



     This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.



     A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If Invesco Aim Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, Invesco Aim Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.



     With regard to any individual jumbo accumulation purchase, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).



     PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."



DEFINITIONS



     As used herein, the terms below shall be defined as follows:



     - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;



     -    "Spouse" is the person to whom one is legally married under state law;



     - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;



     - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;



     -    "Parent" is a person's biological or adoptive mother or father;



     - "Step-child" is the child of one's Spouse by a previous marriage or relationship;



     -    "Step-parent" is the Spouse of a Child's Parent; and

     - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.



INDIVIDUALS



     - an Individual (including his or her spouse or domestic partner, and children);



     - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and



     - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).



EMPLOYER-SPONSORED RETIREMENT PLANS



     - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:



          a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);



          b.   each transmittal is accompanied by checks or wire transfers; and



          c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies Invesco Aim Distributors in writing that the separate accounts of all plan participants should be linked, and
               (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.



     HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.



LETTERS OF INTENT



     A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.



     The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:



Calculating the Initial Sales Charge



     - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).



     - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.



     - The offering price may be further reduced as described below under "Rights of Accumulation" if Invesco Aim Investment Services, the Funds' transfer agent ("Transfer Agent") is advised of all other accounts at the time of the investment.



     - Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI.



Calculating the Number of Shares to be Purchased



     - Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effective date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI.



     - If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at anytime prior to the completion of the original LOI. This revision will not change the original expiration date.



     - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.



Fulfilling the Intended Investment



     - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.



     - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.



     - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.



Canceling the LOI



     - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to Invesco Aim Distributors or its designee.

     - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.



Other Persons Eligible for the LOI Privilege



     The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.



LOIs and Contingent Deferred Sales Charges



     All LOIs to purchase $1,000,000 or more of Class A shares of Category I, II and IV Funds are subject to an 18-month, 1% CDSC.



RIGHTS OF ACCUMULATION



     A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, Invesco Aim Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.



     If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.



     To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.



     Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.



     If an investor's new purchase of Class A shares of a Category I, II or IV Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period.



REINSTATEMENT FOLLOWING REDEMPTION



     If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B and P redemptions may be reinvested in Class A shares with no initial sales charge. This reinstatement privilege does not apply to:



     - A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or

     - A purchase paid for with proceeds from the redemption of shares that were held indirectly through an employee benefit plan.



     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.



     OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. Invesco Aim Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.



     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.



     PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. Invesco Aim Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with Invesco Aim and certain programs for purchase. It is the purchaser's responsibility to notify Invesco Aim Distributors or its designee of any qualifying relationship at the time of purchase.



     Invesco Aim Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through Invesco Aim Distributors without payment of a sales charge.



     Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:



     - Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. or affiliates, or This includes any foundation, trust or employee benefit plan maintained by any of the persons listed abovethem (this includes any members of their Immediate Family);



     - Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;



     - Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the Funds (this includes any members of their Immediate Family);



     - Any investor who purchases their shares through an approved fee-based program (this may include any type of account for which there is some alternative arrangement made between the investor and the intermediary to provide for compensation of the intermediary for services rendered in connection with the sale of the shares and maintenance of the customer relationship);



     - Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account;



     - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:



          a.   the plan has assets of at least $1 million;



          b. there are at least 100 employees eligible to participate in the plan; or



          c. all plan transactions are executed through a single omnibus account per Fund; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares without paying an initial sales charge based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;



     -    "Grandfathered" shareholders as follows:



          a. Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;



          b. Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of AIM Constellation Fund or AIM Charter Fund, respectively;



          c. Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Constellation Fund is effected within 30 days of the redemption or repurchase;



          d. A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;



          e. Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;



          f. Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;



          g. Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund; and



          h. Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares.



     - Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and members of their Immediate Family);

     -    Qualified Tuition Programs created and maintained in accordance with
          Section 529 of the Code;



     -    Insurance company separate accounts;



     - Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:



          a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;



          b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and



          c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.



     - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and



     - Rollovers from Invesco Aim held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an Invesco Aim IRA.



     In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:



     -    when reinvesting dividends and distributions;



     - when exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund; as more fully described in the Prospectus;



     - the purchase of shares in connection with the repayment of a retirement plan loan administered by Invesco Aim Investment Services;



     - as a result of a Fund's merger, consolidation or acquisition of the assets of another Fund;



     - the purchase of Class A shares with proceeds from the redemption of Class B, or Class C or Class Y shares where the redemption and purchase are effectuated on the same business day; or



     -    when buying Class A shares of AIM Tax-Exempt Cash Fund.



     PAYMENTS TO DEALERS. Invesco Aim Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with Invesco Aim Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.



     The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Distributors or one or more of its corporate affiliates (collectively, the "Invesco Aim Distributors

Affiliates"). In addition to those payments, Invesco Aim Distributors Affiliates may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM Funds. Invesco Aim Distributors Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of underwriting concessions and from payments to Invesco Aim Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, Invesco Aim Distributors Affiliates will be reimbursed directly by the AIM Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor, or one or more of its affiliates, may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM Funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. Invesco Aim Distributors Affiliates do not make an independent assessment of the cost of providing such services.



     A list of certain financial advisors that received one or more types of payments below during the prior calendar year is attached here as Appendix L. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial advisors not listed below. Accordingly, please contact your financial advisor to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.



     FINANCIAL SUPPORT PAYMENTS. Invesco Aim Distributors Affiliates make financial support payments as incentives to certain financial advisors to promote and sell shares of AIM Funds. The benefits Invesco Aim Distributors Affiliates receive when they make these payments include, among other things, placing AIM Funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Financial support payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM Funds in its fund sales system (on its "sales shelf"). Invesco Aim Distributors Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below).



     The financial support payments Invesco Aim Distributors Affiliates make may be calculated on sales of shares of AIM Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of the public offering price of all such shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM Funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Funds in investor accounts. Invesco Aim Distributors Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.



     SUB-ACCOUNTING AND NETWORKING SUPPORT PAYMENTS. Invesco Aim Investment Services, an Invesco Aim Distributors Affiliate, acts as the transfer agent for the AIM Funds, registering the transfer, issuance and redemption of AIM Fund shares, and disbursing dividends and other distributions to AIM Funds shareholders. However, many AIM Fund shares are owned or held by financial advisors, as that term is defined above, for the benefit of their customers. In those cases, the AIM Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agency functions for these accounts are performed by the financial advisor. In these situations, Invesco Aim Distributors Affiliates may make payments to financial advisors that sell AIM Fund shares for certain transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for non-Institutional Class shares) or 0.10% (for Institutional Class shares) of average annual assets of such share classes or $19 per annum per shareholder account (for non-Institutional Class shares only). Invesco Aim Distributors Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Invesco Aim Distributors Affiliates may make under this category include, among others, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems.



     All fees payable by Invesco Aim Distributors Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the AIM Funds, subject to certain limitations approved by the Board of the Trust.



     OTHER CASH PAYMENTS. From time to time, Invesco Aim Distributors Affiliates, at their expense and out of their own resources, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by Invesco Aim Distributors Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial advisor, one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems, financial assistance to financial advisors that enable Invesco Aim Distributors Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA") (formerly, NASD, Inc.). Invesco Aim Distributors Affiliates make payments for entertainment events it deems appropriate, subject to Invesco Aim Distributors Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.



     Invesco Aim Distributors Affiliates are motivated to make the payments described above since they promote the sale of AIM Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM Funds or retain shares of AIM Funds in their clients' accounts, Invesco Aim Distributors Affiliates benefit from the incremental management and other fees paid to Invesco Aim Distributors Affiliates by the AIM Funds with respect to those assets.



     In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Distributors Affiliates or the AIM Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial advisor at the time of purchase.



Purchases of Class B Shares



     Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.



Purchases of Class C Shares



     Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the

AIM Funds (except for Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Funds other than AIM Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to AIM Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where Invesco Aim Distributors grants an exemption on particular transactions.



Payments with Regard to Converted Class K Shares



     For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, Invesco Aim Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from Invesco Aim Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.



Purchase and Redemption of Class P Shares



     Certain former investors in the AIM Summit Plans I and II may acquire Class P shares at net asset value. Please see AIM Summit Fund's Prospectus for details.


Purchases of Class R Shares


     Class R shares are sold at net asset value, and are not subject to an initial sales charge. If Invesco Aim Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I, II or IV Funds, Invesco Aim Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:



                         PERCENT OF CUMULATIVE PURCHASES



0.75% of the first $5 million
plus 0.50% of amounts in excess of $5 million



     With regard to any individual purchase of Class R shares, Invesco Aim Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).



Purchases of Class Y Shares



     Class Y shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Prospectus for more information.



Purchases of Investor Class Shares



     Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Invesco Aim Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately. The Investor Class is closed to new investors.

Purchases of Institutional Class Shares



     Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. Please refer to the Institutional Class Prospectus for more information.



Exchanges



     TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.



Redemptions



     GENERAL. Shares of the AIM Funds may be redeemed directly through Invesco Aim Distributors or through any dealer who has entered into an agreement with Invesco Aim Distributors. In addition to the Funds' obligation to redeem shares, Invesco Aim Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with Invesco Aim Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by Invesco Aim Investment Services, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by Invesco Aim Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.



     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (NYSE) is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.



     SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. At the time the withdrawal plan is established, the total account value must be $5,000 or more. Under a Systematic Redemption Plan, all shares are to be held by Invesco Aim Investment Services. To provide funds for payments made under the Systematic Redemption Plan, Invesco Aim Investment Services redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.



     Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.



     Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.



Contingent Deferred Sales Charges Imposed upon Redemption of Shares

     A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II and IV Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM LIBOR Alpha Fund or AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.



     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or IV Fund, will not be subject to a CDSC upon the redemption of those shares in the following situations:



     - Redemptions of shares of Category I, II or IV Funds held more than 18 months;



     - Redemptions of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;



     - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;



     - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;



     - Redemptions following the death or post-purchase disability of (i) any registered shareholders on an account or (ii) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC; and



     - Amounts from a monthly, quarterly or annual Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more.



     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:



     - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with Invesco Aim Investment Services on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;



     - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability, provided that shares have not been commingled with shares that are subject to CDSC;

     - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
          Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular Fund;
          (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;



     - Amounts from a monthly or quarterly Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis provided the investor reinvests his dividends. At the time the withdrawal plan is established, the total account value must be $5,000 or more;



     - Liquidation initiated by the Fund when the account value falls below the minimum required account size of $500; and



     -    Investment account(s) of Invesco Aim and its affiliates.



     CDSCs will not apply to the following redemptions of Class C shares:



     - A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;



     - Redemption of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class C shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class C shares held by the plan;and.



     - Redemptions of Class C shares of a Fund other than AIM LIBOR Alpha Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund.



     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES. CDSCs will not apply to the following redemptions of Class R shares:



     - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and



     - Redemptions of shares held by retirement plans, maintained pursuant to Sections 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 401 or 457 of the Code, in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.



General Information Regarding Purchases, Exchanges and Redemptions



     GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with Invesco Aim Investment Services policy and procedures and U.S. regulations. Invesco

Aim Investment Services reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor or financial intermediary must supply Invesco Aim Investment Services with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to Invesco Aim Investment Services in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss.



     AUTHORIZED AGENTS. Invesco Aim Investment Services and Invesco Aim Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent or its designee.



     SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to Invesco Aim as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.



     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in Invesco Aim Investment Services' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary public signatures are not an acceptable replacement for a signature guarantee. Invesco Aim Investment Services will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution" and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of Invesco Aim Investment Services.



     TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints Invesco Aim Investment Services as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by Invesco Aim Investment Services in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. Invesco Aim Investment Services and Invesco Aim Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that Invesco Aim Investment Services and Invesco Aim Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. Invesco Aim Investment Services reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.



     INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN the investor acknowledges and agrees that neither Invesco Aim Investment Services nor Invesco Aim Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds. Policies for processing transactions via the Internet may differ from policies for transactions via telephone due to system settings.



     ABANDONED PROPERTY. It is the responsibility of the investor to ensure that Invesco Aim Investment Services maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to Invesco Aim Investment Services. Upon receiving returned mail, Invesco Aim Investment Services will attempt to locate the investor or rightful owner of the account. If unsuccessful, Invesco Aim Investment Services will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. Invesco Aim Investment Services is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.



     MISCELLANEOUS FEES. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:



     - an annual custodial fee on accounts where Invesco Aim Distributors acts as the prototype sponsor;



     -    expedited mailing fees in response to overnight redemption requests;
          and



     - copying and mailing charges in response to requests for duplicate statements.



Please consult with your intermediary for further details concerning any applicable fees.


INSTITUTIONAL CLASS SHARES

     Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to Invesco Aim Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to Invesco Aim Investment Services.

     Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give Invesco Aim Investment Services all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

     A financial intermediary may submit a written request to Invesco Aim Investment Services for correction of transactions involving Fund shares. If Invesco Aim Investment Services agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

     An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.

     Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to Invesco Aim Investment Services, an investor may change the bank account designated to receive redemption proceeds. Invesco Aim Investment Services may request additional documentation.

     Invesco Aim Investment Services may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and sub-accounts to satisfy the minimum investment requirement.

     Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with Invesco Aim Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

OFFERING PRICE

     The following formula may be used to determine the public offering price per Class A share of an investor's investment:

     Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.


For example, at the close of business on August 29, 2008, AIM Floating Rate Fund
- Class A shares had a net asset value per share of $7.99. The offering price, assuming an initial sales charge of 2.50%, therefore was $8.19.


     Institutional Class shares of the Fund are offered at net asset value.

Calculation of Net Asset Value

     The Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts may be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Fund determines net asset value per share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles. Generally, the portfolio securities for non-money market funds are recorded in the NAV no later than trade date plus one, except on fiscal quarter ends, such securities are recorded on trade date. For money market funds, portfolio securities are recorded in the NAV on trade date. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net asset value of the Fund at period end.

     Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     A security listed or traded on an exchange (excluding convertible bonds) held by the Fund is valued at its last sales price or official closing price on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Each equity security traded in the over-the-counter market is valued on the basis of prices furnished by independent pricing services or market makers. Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and Corporate Loans and in the case of debt obligations (excluding Corporate Loans), the mean between the last bid and ask prices.

     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded or official closing rate.

     Short-term investments (including commercial paper) are valued at amortized cost when the security has 60 days or less to maturity.

     Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If Invesco Aim believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

     Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of the Fund is determined only on business days of the Fund, the value of the portfolio securities of the Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.

     Securities for which market quotations are not available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

REDEMPTIONS IN KIND

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, the Fund may make a redemption in kind, if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Fund made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of the Fund is obligated to redeem for cash all shares presented to the Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING


     Accounts submitted without a correct, certified taxpayer identification number ("TIN") or, alternatively, a correctly completed and currently effective Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (for U.S. persons including resident aliens) accompanying the registration information will generally be subject to backup withholding.



     Each AIM Fund, and other payers, generally must withhold 28% of reportable dividends (whether paid in cash or reinvested in additional Fund Shares), including exempt-interest dividends, in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

     An investor is subject to backup withholding if:

     1.   the investor fails to furnish a correct TIN to the Fund;

     2.   the IRS notifies the Fund that the investor furnished an incorrect
          TIN;

     3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

     4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

     5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

     Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.

     Certain payees and payments are exempt from backup withholding and information reporting. Invesco Aim or Invesco Aim Investment Services will not provide Form 1099 to those payees.

     Investors should contact the IRS if they have any questions concerning withholding.

     IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.


     NON-RESIDENT ALIENS - Non-resident alien individuals and foreign entities with a valid form W-8 are not subject to the backup withholding previously discussed. The Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption. Non-resident alien individuals and some foreign entities failing to provide a valid Form W-8 may be subject to backup withholdings and Form 1099 reporting.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS


     The Fund intends to declare daily and pay monthly any net investment income dividends and declare and pay annually any capital gain distributions. The Fund, however, may declare and pay such income dividends and capital gains distributions more than once per year, if necessary, in order to reduce or eliminate federal excise or uniform taxes on the Fund. The Fund intends to distribute substantially all of its net investment income and capital gain net income (excess of capital gain over capital losses). In determining the amount of capital gains, if any, available for distribution, capital gains will generally be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of the Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Purchasing Shares - Automatic Dividend and Distribution Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.


     When purchase orders are received, dividends will begin accruing on the first business day after the purchase order for shares of the Fund is effective (settle date), and accrue up to and including the business day to which a redemption order is effective (settle date). Thus, if a purchase order is effective on Friday, dividends will begin accruing on Monday (unless Monday is not a business day of the Fund).


     Dividends on Class C and Class R shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class C and Class R shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.


     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income that it distributes to shareholders, provided that it distributes an amount equal to
(i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.
Not withstanding the foregoing, the Board of Trustees reserves the right not to maintain the qualificiation of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.


     The Fund presently intends to elect under applicable Treasury regulations to treat any net capital loss and any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding taxable year in determining its taxable income for the current taxable year. The Fund may also elect under the same regulations to treat all or part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.

     The Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and/or gain that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that the Fund is using an improper method of allocation and has under-distributed its net investment income or capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies (to the extent such foreign currency gain is directly related to the regulated investment company's principal business of investing in stock or securities) or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, the Fund may be required to sell portfolio holdings in order to meet this requirement.


     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of certain publicly traded partnerships.

     For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such futures contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

     Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighting of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Fund may not rely on informal rulings of the IRS, the Fund may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

     Under an IRS revenue procedure, the Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.


     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain (net long-term capital gain over any net short-term capital loss)) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally would be eligible (to the extent discussed below) for the dividends received deduction in the case of corporate shareholders and would be included in the qualified dividend income of non-corporate shareholders. See "Fund Distributions" below.

     DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If the Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a forward foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, the Fund may make an election to treat such gain or loss as capital.



     Certain hedging transactions that may be engaged in by the Fund (such as entry into an offsetting notional principal contract, futures or forward contact to deliver the same or substantially identical position) may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if the Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, the Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).



     Some of the forward foreign currency exchange contracts, options and futures contracts that the Fund may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that the Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss unless certain elections have been made. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.



     Other hedging transactions in which the Fund may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.



     Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of the Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.


     SWAP AGREEMENTS. The Fund may enter into swap agreements as permitted by the Fund's prospectus. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in certain types of swap agreements. Moreover, the rules governing the tax aspects of certain types of these agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).


     The Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the IRS determines that the Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), the Fund may be liable for excise tax. Moreover, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, the Fund may elect to pay a minimal amount of excise tax.


     FUND DISTRIBUTIONS. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent that shareholders have held their fund shares for a minimum required period and the distributions satisfy other requirements that are discussed below.


     The Fund may either retain or distribute to shareholders its net capital gain (net long term capital gain over net short-term capital loss) for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at maximum rates of 15% or 25%, depending on the nature of the capital gain, for non-corporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forward) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Subject to applicable Code limitations, the Fund will be allowed to take into account a net capital loss (excess of losses over gains from the sale of capital assets) from a prior taxable year as a short-term capital loss for the current taxable year in determining its investment company taxable income and net capital gain.


     Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations for the taxable year. The availability of the dividends-received deduction is subject to certain holding period and debt financing restricitions imposed under the Code in the corporation claiming the deduction. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of the Fund's income dividends will be eligible for the corporate dividends received deduction.



     Ordinary income dividends paid by the Fund to individuals and other non-corporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Dividends received by the Fund from Passive Foreign Investment Companies are not qualifying dividends. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income. The Fund is not expected to earn qualified dividend income.


     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by the Fund to a non-corporate shareholder may not exceed the maximum applicable capital gains rate for non-corporate taxpayers. The AMT applicable to corporations may reduce the value of the dividends received deduction. However, certain small corporations are wholly exempt from the AMT.

     Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.


     Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.



     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any redemption fees you incur on shares redeemed within 31 days of purchase will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale.



     All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to a tax at maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.



     The Transfer Agent may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them calculate their gain or loss from a sale or redemption. This information is supplied as a convenience to shareholders and will not be reported to the IRS. Although the IRS permits the use of several methods to determine the cost basis of mutual fund shares, the cost basis information provided by the Transfer Agent will be calculated using only the single-category average cost method. Neither the Transfer Agent nor the Fund recommends any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. Even if you have reported gains or losses for the Fund in past years using another method of basis determination, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods.


     If a shareholder (a) incurs a sales load in acquiring shares of the Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.



     BACKUP WITHHOLDING. The Fund may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".



     FOREIGN SHAREHOLDERS. Shareholders who, as to the United States, are a non-resident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign shareholders should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.



     Taxation of a foreign shareholder depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.



     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder (other than certain capital gain dividends and exempt-interest dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of the Fund, capital gain dividends, exempt-interest dividends and amounts retained by the Fund that are designated as undistributed net capital gains. The exemption for capital gains does not apply if you are a non-resident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. Moreover, amounts designated as capital gain dividends that are attributable to certain capital gain dividends received from U.S.-qualified REITs will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if, in general, more than 50% of the Fund's assets consists of interests in U.S.-qualified REITs and U.S. real property holding corporations. In this case, foreign shareholders owning more than 5% of the shares of the Fund may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring the filing of a non-resident U.S. income tax return.



     The exemptions from U.S. withholding for short-term capital gain and interest-related dividends paid by the Fund to foreign shareholders terminate and are no longer available for dividends paid by the Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent. Even if such exemptions are extended, the Fund or intermediary may not support such exemptions.



     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing on a non-resident U.S. income tax return.


     In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election (as described below), but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

     Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or go to www.irs.gov and search forms.



     Transfers by gift of shares of the Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of non-resident alien shareholders dying after December 31, 2004 and before January 1, 2008, will be able to exempt from federal estate tax the proportion of the value of the Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the non-resident alien shareholder's death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Through December 31, 2007, shareholders will be advised annually of the portion of the Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.


     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.


     FOREIGN INCOME TAX. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.


     If more than 50% of the value of the Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election") in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to AMT.

     Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from the Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. The Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund.



     EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on date of this Registration Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


     Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

     The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class C shares and Class R shares (collectively the "Plans").

     The Fund, pursuant to its Class A, Class C and Class R Plans, pays Invesco Aim Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

         FUND            CLASS A   CLASS C   CLASS R
         ----            -------   -------   -------
AIM Floating Rate Fund     0.25%     0.75%    0.50%

     All of the Plans compensate Invesco Aim Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

     Amounts payable by the Fund under the Class A, Class C and Class R Plans need not be directly related to the expenses actually incurred by Invesco Aim Distributors on behalf of the Fund. These Plans do not obligate the Fund to reimburse Invesco Aim Distributors for the actual allocated share of expenses Invesco Aim Distributors may incur in fulfilling its obligations under these Plans. Thus, even if Invesco Aim Distributors' actual allocated share of expenses exceeds the fee payable to Invesco Aim Distributors at any given time, under these plans the Fund will not be obligated to pay more than that fee. If Invesco Aim Distributors' actual allocated share of expenses is less than the fee it receives, under these plans Invesco Aim Distributors will retain the full amount of the fee.

     Invesco Aim Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class C or Class R shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Aim Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between Invesco Aim Distributors and the Fund.

     The Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class C and Class R shares, as applicable, attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including Invesco Aim Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

     Invesco Aim Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If Invesco Aim Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. Invesco Aim Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

     Under a Shareholder Service Agreement, the Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Fund during such period at the annual rate specified in each agreement based on the average daily net asset value of the Fund's shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Fund's shares are held.

     Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the respective Plans. Invesco Aim Distributors does not act as principal, but rather as agent for the Fund, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Fund and not of Invesco Aim Distributors.

     Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.

     See Appendix M for a list of amounts paid by each class of shares of the Fund and the Closed-End Fund to Invesco Aim Distributors pursuant to the distribution plans with respect to the Fund's Class A, Class C and Class R shares for the fiscal year ended August 31, 2007 and Appendix N for an estimate by category of the allocation of actual fees paid by each class of shares of the Fund pursuant to its distribution plans for the fiscal year ended August 31, 2007.

     As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the

Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Fund and its respective shareholders.

     The anticipated benefits that may result from the Plans with respect to the Fund and/or the classes of the Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of the Fund.

     Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to the Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

     Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

DISTRIBUTOR

     The Trust has entered into a master distribution agreement, as amended, relating to the Fund (the "Distribution Agreement") with Invesco Aim Distributors, a registered broker-dealer and a wholly owned subsidiary of Invesco Aim, pursuant to which Invesco Aim Distributors acts as the distributor of shares of the Fund. The address of Invesco Aim Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with Invesco Aim Distributors. See "Management of the Trust."

     The Distribution Agreement provides Invesco Aim Distributors with the exclusive right to distribute shares of the Fund on a continuous basis directly and through other broker-dealers with whom Invesco Aim Distributors has entered into selected dealer agreements. Invesco Aim Distributors has not undertaken to sell any specified number of shares of any classes of the Fund.

     Invesco Aim Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class C shares of the Fund at the time of such sales.

     Invesco Aim Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. Invesco Aim Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to Invesco Aim Distributors under the Class C Plan which constitutes an asset-based sales charge (0.50%) is intended in part to permit Invesco Aim Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, Invesco Aim Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.50% and a service fee of 0.25%.

     Invesco Aim Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If Invesco Aim Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. Invesco Aim Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

     The Trust (on behalf of any class of the Fund) or Invesco Aim Distributors may terminate the Distribution Agreement on 60 days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

     Total sales charges (front end, contingent deferred sales charges and early withdrawal charges, as applicable), paid in connection with the sale of Class A, Class B, Class C and Class R shares of the Fund for the fiscal year ended August 31, 2007 and the fiscal period January 1, 2006 through August 31, 2006 and Class B and Class C shares of the Closed-End Fund for the fiscal years ended December 31, 2005 and 2004, are found in Appendix O.

                              FINANCIAL STATEMENTS


     The Financial Statements for the periods ended August 31, 2007 and February 29, 2008, including the Financial Highlights pertaining thereto, and the report of the independent registered public accounting firm, are incorporated by reference into this Statement of Additional Information ("SAI") from the Fund's Annual Report and Semi-Annual Report (unaudited) to shareholders contained in the Trust's Form N-CSR filed on November 9, 2007, and May 8, 2008, respectively.


     The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not a part of this Registration Statement.

                               PENDING LITIGATION

     Settled Enforcement Actions Related to Market Timing


     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), Invesco Aim and Invesco Aim Distributors reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, Invesco Aim and Invesco Aim Distributors created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by Invesco Aim, which was done pursuant to the terms of the settlements. These two fair funds will be distributed in accordance with a methodology determined by Invesco Aim's independent distribution consultant ("IDC Plan"), in consultation with Invesco Aim and the independent trustees of the AIM Funds and approved by the staff of the SEC. Further details regarding the IDC Plan and planned distributions thereunder are available under the "About Us - SEC Settlement" section of Invesco Aim's website, available at http://www.invescoaim.com. Invesco Aim's website is not a part of this Statement of Additional Information or the prospectus of any AIM Fund


     Regulatory Action Alleging Market Timing

     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and Invesco Aim Distributors (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and Invesco Aim Distributors entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and Invesco Aim Distributors violated the West Virginia securities laws. The WVASC orders Invesco Aim and Invesco Aim Distributors to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

     Private Civil Actions Alleging Market Timing


     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, Invesco Aim, Invesco Aim Management and certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, Invesco Aim, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-1.


     All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix P-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix P-1.

     Private Civil Actions Alleging Improper Use of Fair Value Pricing

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or Invesco Aim) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, Invesco Aim, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix P-2.

     Other Actions Involving AIM Floating Rate Fund

     The Fund is a named defendant in private civil actions based on its position as a creditor to certain entities that have filed petitions in bankruptcy courts. A list identifying such lawsuits that have been served on the Fund, or for which service of process has been waived, is set forth in Appendix P-3.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES


     The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch.



                         MOODY'S LONG-TERM DEBT RATINGS



     AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.



     AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.



     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.



     BAA; Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.



     BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.



     B: Obligations rated B are considered speculative and are subject to high credit risk.



     CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.



     CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.



     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.



     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



                     MOODY'S SHORT-TERM PRIME RATING SYSTEM



P-1



Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.



P-2



Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.



P-3



Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.



Not Prime



Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.



     Moody's municipal ratings are as follows:



            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS



     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.



     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.



     AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.



     Note: Also, Moody's applied numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.



                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS



     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.



     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.



     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.



     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.



     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.



     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.



     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.



     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.



           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS



     Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.



     S&P describes its ratings for corporate and municipal bonds as follows:



     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.



     A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

     BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



     NR: Not Rated.



                                S&P DUAL RATINGS



     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.



     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the not rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).



                          S&P COMMERCIAL PAPER RATINGS



     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.



     These categories are as follows:



     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



     B: Issues rated "B" are regarded as having only speculative capacity for timely payment.



     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



     D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.



                        S&P SHORT-TERM MUNICIPAL RATINGS



     An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:



     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.



     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.



     SP-3: Speculative capacity to pay principal and interest.



                         FITCH LONG-TERM CREDIT RATINGS



     Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.



     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term "AAA" - "BBB" categories; Short-term "F1" - "F3") indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term "BB"
- "D"; Short-term "B" - "D") either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on "AAA" rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for "BBB" rated bonds was 0.35%, and for "B" rated bonds, 3.0%.



     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.



     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.



     Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.



     The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.



     Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.



     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.



     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.



     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.



     BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.



     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.



     NR: Indicates that Fitch does not rate the specific issue.



     WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.



     RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.



                      FITCH SPECULATIVE GRADE BOND RATINGS



     BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.



     B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



     CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.



     CC: Default of some kind appears probable.



     C: Bonds are in imminent default in payment of interest or principal.



     DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.



     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS



     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.



     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.



     F-1-: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+;"



     F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.



     F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.



     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.



     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.



     D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B


                      PERSONS TO WHOM INVESCO AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                              (AS OF JUNE 30, 2008)


                 SERVICE PROVIDER                                       DISCLOSURE CATEGORY
-----------------------------------------------------   -----------------------------------------------------
ABN AMRO Financial Services, Inc.                       Broker (for certain AIM Funds)
Anglemyer & Co.                                         Analyst (for certain AIM Funds)
BB&T Capital Markets                                    Broker (for certain AIM Funds)
Bear, Stearns Pricing Direct, Inc.                      Pricing Vendor (for certain AIM Funds)
BOSC, Inc.                                              Broker (for certain AIM Funds)
BOWNE & Co.                                             Financial Printer
Brown Brothers Harriman & Co.                           Securities Lender (for certain AIM Funds)
Cabrera Capital Markets                                 Broker (for certain AIM Funds)
CENVEO                                                  Financial Printer
Charles River Systems, Inc.                             System Provider
Citigroup Global Markets, Inc.                          Broker (for certain AIM Funds)
Classic Printers Inc.                                   Financial Printer
Color Dynamics                                          Financial Printer
Commerce Capital Markets                                Broker (for certain AIM Funds)
D.A. Davidson & Co.                                     Broker (for certain AIM Funds)
Dechert LLP                                             Legal Counsel
Earth Color Houston                                     Financial Printer
EMCO Press                                              Financial Printer
Empirical Research Partners                             Analyst (for certain AIM Funds)
Finacorp Securities                                     Broker (for certain AIM Funds)
First Albany Capital                                    Broker (for certain AIM Funds)
First Tryon Securities                                  Broker (for certain AIM Funds)
F T Interactive Data Corporation                        Pricing Vendor
GainsKeeper                                             Software Provider (for certain AIM Funds)
GCom2 Solutions                                         Software Provider (for certain AIM Funds)
George K. Baum & Company                                Broker (for certain AIM Funds)
Glass, Lewis & Co.                                      System Provider (for certain AIM Funds)
Global Trend Alert                                      Analyst (for certain AIM Funds)
Greater Houston Publishers, Inc.                        Financial Printer
Grover Printing                                         Financial Printer
Gulfstream Graphics Corp.                               Financial Printer
Hattier, Sanford & Reynoir                              Broker (for certain AIM Funds)
Hutchinson, Shockey, Erley & Co.                        Broker (for certain AIM Funds)
Imageset                                                Financial Printer
iMoneyNet, Inc.                                         Rating & Ranking Agency (for certain AIM Funds)
Infinity Web, Inc.                                      Financial Printer
Initram Data, Inc.                                      Pricing Vendor
Institutional Shareholder Services, Inc.                Proxy Voting Service (for certain AIM Funds)
Invesco Aim Investment Services, Inc.                   Transfer Agent
Invesco Senior Secured Management, Inc.                 System Provider (for certain AIM Funds)
Investortools, Inc.                                     Broker (for certain AIM Funds)
ITG, Inc.                                               Pricing Vendor (for certain AIM Funds)
J.P. Morgan Securities, Inc.                            Analyst (for certain AIM Funds)

                 SERVICE PROVIDER                                       DISCLOSURE CATEGORY
-----------------------------------------------------   -----------------------------------------------------
JPMorgan Securities Inc.\Citigroup Global Markets       Lender (for certain AIM Funds)
Inc.\JPMorgan Chase Bank, N.A.
Janney Montgomery Scott LLC                             Broker (for certain AIM Funds)
John Hancock Investment Management Services, LLC        Sub-advisor (for certain sub-advised accounts)
Jorden Burt LLP                                         Special Insurance Counsel
Kramer, Levin Naftalis & Frankel LLP                    Legal Counsel
Lipper, Inc.                                            Rating & Ranking Agency (for certain AIM Funds)
Loan Pricing Corporation                                Pricing Service (for certain AIM Funds)
Loop Capital Markets                                    Broker (for certain AIM Funds)
MarkIt Group Limited                                    Pricing Vendor (for certain AIM Funds)
Merrill Communications, LLC                             Financial Printer
Mesirow Financial, Inc.                                 Broker (for certain AIM Funds)
Moody's Investors Service                               Rating & Ranking Agency (for certain AIM Funds)
Morgan Keegan & Company, Inc.                           Broker (for certain AIM Funds)
Morrison Foerster LLP                                   Legal Counsel
M.R. Beal                                               Broker (for certain AIM Funds)
MS Securities Services, Inc. and Morgan Stanley & Co.
Incorporated                                            Securities Lender (for certain AIM Funds)
Muzea Insider Consulting Services, LLC                  Analyst (for certain AIM Funds)
Ness USA                                                System provider
Noah Financial, LLC                                     Analyst (for certain AIM Funds)
OMGEO Oasys                                             Trading System
Page International                                      Financial Printer
PCP Publishing                                          Financial Printer
Piper Jaffray                                           Analyst (for certain AIM Funds)
Prager, Sealy & Co.                                     Broker (for certain AIM Funds)
PricewaterhouseCoopers LLP                              Independent Registered Public Accounting Firm (for
                                                        all AIM Funds)
Protective Securities                                   Broker (for certain AIM Funds)
Ramirez & Co., Inc.                                     Broker (for certain AIM Funds)
Raymond James & Associates, Inc.                        Broker (for certain AIM Funds)
RBC Capital Markets                                     Analyst (for certain AIM Funds)
RBC Dain Rauscher Incorporated                          Broker (for certain AIM Funds)
Reuters America, LLC                                    Pricing Service (for certain AIM Funds)
Rice Financial Products                                 Broker (for certain AIM Funds)
Robert W. Baird & Co. Incorporated                      Broker (for certain AIM Funds)
RR Donnelley Financial                                  Financial Printer
Ryan Beck & Co.                                         Broker (for certain AIM Funds)
Seattle-Northwest Securities Corporation                Broker (for certain AIM Funds)
Siebert Brandford Shank & Co., L.L.C.                   Broker (for certain AIM Funds)
Signature                                               Financial Printer
Simon Printing Company                                  Financial Printer
Southwest Precision Printers, Inc.                      Financial Printer
Standard and Poor's/Standard and Poor's Securities      Pricing Service and Rating and Ranking Agency (each,
Evaluations, Inc.                                       respectively, for certain AIM Funds)
StarCompliance, Inc.                                    System Provider
State Street Bank and Trust Company                     Custodian, Lender, Securities Lender, and System
                                                        Provider (each, respectively, for certain AIM Funds)
Sterne, Agee & Leach, Inc.                              Broker (for certain AIM Funds)
Stifel, Nicolaus & Company, Incorporated                Broker (for certain AIM Funds)
Stradley Ronon Stevens & Young, LLP                     Legal Counsel
The Bank of New York                                    Custodian and Securities Lender (each, respectively,
                                                        for certain

                 SERVICE PROVIDER                                       DISCLOSURE CATEGORY
-----------------------------------------------------   -----------------------------------------------------
                                                        AIM Funds)
The MacGregor Group, Inc.                               Software Provider
The Savader Group                                       Broker (for certain AIM Funds)
Thomson Information Services Incorporated               Software Provider
UBS Financial Services, Inc.                            Broker (for certain AIM Funds)
VCI Group Inc.                                          Financial Printer
Wachovia National Bank, N.A.                            Broker (for certain AIM Funds)
Western Lithograph                                      Financial Printer
Wiley Bros. Aintree Capital  L.L.C.                     Broker (for certain AIM Funds)
William Blair & Co.                                     Broker (for certain AIM Funds)
XSP, LLC\Solutions PLUS, Inc.                           Software Provider

                                   APPENDIX C
                              TRUSTEES AND OFFICERS


                              As of August 31, 2008



                                     TRUSTEE                                                                        OTHER
                                      AND/OR                                                                   TRUSTEESHIP(S)/
      NAME, YEAR OF BIRTH AND        OFFICER                                                                   DIRECTORSHIPS(S)
  POSITION(S) HELD WITH THE TRUST     SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE/DIRECTOR
----------------------------------   -------   --------------------------------------------------------   -------------------------
INTERESTED PERSONS

Martin L. Flanagan(1) - 1960           2007    Executive Director, Chief Executive Officer and            None
Trustee                                        President, Invesco Ltd. (ultimate parent of Invesco Aim
                                               and a global investment management firm); Chairman,
                                               Invesco Aim Advisors, Inc. (registered investment
                                               advisor); Director, Chairman, Chief Executive Officer
                                               and President, IVZ Inc. (holding company), INVESCO North
                                               American Holdings, Inc. (holding company) and INVESCO
                                               Group Services, Inc. (service provider); Trustee, The
                                               AIM Family of Funds --Registered Trademark--; Vice Chairman,
                                               Investment Company Institute; and Member of Executive
                                               Board, SMU Cox School of Business

                                               Formerly: Director, Chief Executive Officer and
                                               President, Invesco Holding Company Limited (parent of
                                               Invesco Aim and a global investment management firm);
                                               Director, Invesco Ltd.; Chairman, Investment Company
                                               Institute; and President, Co-Chief Executive Officer,
                                               Co-President, Chief Operating Officer and Chief
                                               Financial Officer, Franklin Resources, Inc. (global
                                               investment management organization)

Philip A. Taylor(2) - 1954             2007    Head of North American Retail and Senior Managing          None
Trustee, President and Principal               Director, Invesco Ltd.; Director, Chief Executive
Executive Officer                              Officer and President, Invesco Trimark Dealer Inc.
                                               (formerly AIM Mutual Fund Dealer Inc.) (registered
                                               broker dealer), Invesco Aim Advisors, Inc., and 1371
                                               Preferred Inc. (holding company); Director, Chairman,
                                               Chief Executive Officer and President, Invesco Aim
                                               Management Group, Inc. (financial services holding
                                               company) and Invesco Aim Capital Management, Inc.
                                               (registered investment advisor); Director and President,
                                               INVESCO Funds Group, Inc. (registered investment advisor
                                               and registered transfer agent) and AIM GP Canada Inc.
                                               (general partner for limited partnerships) Director,
                                               Invesco Aim Distributors, Inc. (registered broker
                                               dealer); Director and Chairman, Invesco Aim Investment
                                               Services, Inc. (registered transfer agent) and INVESCO
                                               Distributors, Inc. (registered broker dealer); Director,
                                               President and Chairman, IVZ Callco Inc. (holding
                                               company), INVESCO Inc. (holding company) and Invesco
                                               Canada Holdings Inc. (formerly AIM Canada Holdings Inc.)
                                               (holding company); Chief Executive Officer, AIM Trimark
                                               Corporate Class Inc. (formerly AIM Trimark Global Fund
                                               Inc.) (corporate mutual fund company) and AIM Trimark
                                               Canada Fund Inc. (corporate mutual


----------
(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                     TRUSTEE                                                                        OTHER
                                      AND/OR                                                                   TRUSTEESHIP(S)/
      NAME, YEAR OF BIRTH AND        OFFICER                                                                   DIRECTORSHIPS(S)
  POSITION(S) HELD WITH THE TRUST     SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE/DIRECTOR
----------------------------------   -------   --------------------------------------------------------   -------------------------
                                               fund company); Director and Chief Executive Officer,
                                               Invesco Trimark Ltd./Invesco Trimark Ltee (formerly AIM
                                               Funds Management Inc. d/b/a INVESCO Enterprise Services)
                                               (registered investment advisor and registered transfer
                                               agent); Trustee, President and Principal Executive
                                               Officer, The AIM Family of Funds --Registered Trademark--
                                               (other than AIM Treasurer's Series Trust and Short-Term
                                               Investments Trust); Trustee and Executive Vice
                                               President, The AIM Family of Funds --Registered Trademark--
                                               (AIM Treasurer's Series Trust and Short-Term Investments
                                               Trust only); and Manager, Invesco PowerShares Capital
                                               Management LLC

                                               Formerly: Director and President, AIM Trimark Corporate
                                               Class Inc. and AIM Trimark Canada Fund Inc.; Director
                                               and President, Invesco Trimark Ltd./Invesco Trimark Ltee
                                               (formerly AIM Funds Management Inc. d/b/a INVESCO
                                               Enterprise Services); Senior Managing Director, Invesco
                                               Holding Company Limited; Trustee and Executive Vice
                                               President, Tax-Free Investments Trust; Director and
                                               Chairman, Fund Management Company (former registered
                                               broker dealer); President and Principal Executive
                                               Officer, The AIM Family of Funds --Registered Trademark--
                                               (AIM Treasurer's Series Trust, Short-Term Investments
                                               Trust and Tax-Free Investments Trust only); President,
                                               AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund
                                               Inc.; and Director, Trimark Trust (federally regulated
                                               Canadian trust company)

INDEPENDENT TRUSTEES

Bruce L. Crockett - 1944               2003    Chairman, Crockett Technology Associates (technology       ACE Limited (insurance
Trustee and Chair                              consulting company)                                        company); and Captaris,
                                                                                                          Inc. (unified messaging
                                                                                                          provider)

Bob R. Baker - 1936                    1983    Retired                                                    None
Trustee

Frank S. Bayley - 1939                 2003    Retired                                                    None
Trustee                                        Formerly:  Partner, law firm of Baker & McKenzie and
                                               Director, Badgley Funds, Inc. (registered investment
                                               company) (2 portfolios)

James T. Bunch - 1942                  2000    Founder, Green, Manning & Bunch Ltd. (investment           Director, Policy Studies,
Trustee                                        banking firm)                                              Inc., Van Gilder
                                                                                                          Insurance Company;  Board
                                                                                                          of Governors, Western
                                                                                                          Golf Association/Evans
                                                                                                          Scholars Foundation and
                                                                                                          Executive Committee,
                                                                                                          United States Golf
                                                                                                          Association

                                     TRUSTEE                                                                        OTHER
                                      AND/OR                                                                   TRUSTEESHIP(S)/
      NAME, YEAR OF BIRTH AND        OFFICER                                                                   DIRECTORSHIPS(S)
  POSITION(S) HELD WITH THE TRUST     SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE/DIRECTOR
----------------------------------   -------   --------------------------------------------------------   -------------------------
Albert R. Dowden - 1941                2003    Director of a number of public and private business        None
Trustee                                        corporations, including the Boss Group, Ltd. (private
                                               investment and management); Continental Energy Services,
                                               LLC (oil and gas pipeline service); Reich & Tang Funds
                                               (registered investment company); Annuity and Life Re
                                               (Holdings), Ltd. (reinsurance company); and Homeowners
                                               of America Holding Corporation/Homeowners of America
                                               Insurance Company (property casualty company)

                                               Formerly: Director, CompuDyne Corporation (provider of
                                               product and services to the public security market);
                                               Director, President and Chief Executive Officer, Volvo
                                               Group North America, Inc.; Senior Vice President, AB
                                               Volvo; Director of various public and private
                                               corporations

Jack M. Fields - 1952                  2003    Chief Executive Officer, Twenty First Century Group,       Administaff
Trustee                                        Inc. (government affairs company); and Owner and Chief
                                               Executive Officer, Dos Angelos Ranch, L.P. (cattle,
                                               hunting, corporate entertainment), Discovery Global
                                               Education Fund (non-profit) and Cross Timbers Quail
                                               Research Ranch (non-profit)

                                               Formerly: Chief Executive Officer, Texana Timber LP
                                               (sustainable forestry company)

Carl Frischling - 1937                 2003    Partner, law firm of Kramer Levin Naftalis and Frankel     Director, Reich & Tang
Trustee                                        LLP                                                        Funds (15 portfolios)

Prema Mathai-Davis - 1950              2003    Formerly: Chief Executive Officer, YWCA of the USA         None
Trustee

Lewis F. Pennock - 1942                2003    Partner, law firm of Pennock & Cooper                      None
Trustee

Larry Soll - 1942                      1997    Retired                                                    None
Trustee

Raymond Stickel, Jr. - 1944            2005    Retired                                                    None
Trustee
                                               Formerly: Partner, Deloitte & Touche; and Director,
                                               Mainstay VP Series Funds, Inc. (25 portfolios)

                                                           OTHER OFFICERS

Russell C. Burk - 1958                 2005    Senior Vice President and Senior Officer, The AIM          N/A
Senior Vice President and Senior               Family of Funds --Registered Trademark--
Officer
                                               Formerly: Director of Compliance and Assistant General
                                               Counsel, ICON Advisers, Inc.; Financial Consultant,
                                               Merrill Lynch; and General Counsel and Director of
                                               Compliance, ALPS Mutual Funds, Inc.

                                     TRUSTEE                                                                        OTHER
                                      AND/OR                                                                   TRUSTEESHIP(S)/
      NAME, YEAR OF BIRTH AND        OFFICER                                                                   DIRECTORSHIPS(S)
  POSITION(S) HELD WITH THE TRUST     SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE/DIRECTOR
----------------------------------   -------   --------------------------------------------------------   -------------------------
John M. Zerr - 1962                    2006    Director, Senior Vice President, Secretary and General     N/A
Senior Vice President, Chief                   Counsel, Invesco Aim Management Group, Inc., Invesco Aim
Legal Officer and Secretary                    Advisors, Inc. and Invesco Aim Capital Management, Inc.;
                                               Director, Senior Vice President and Secretary, Invesco
                                               Aim Distributors, Inc.; Director, Vice President and
                                               Secretary, Invesco Aim Investment Services, Inc. and
                                               INVESCO Distributors, Inc.; Director and Vice President,
                                               INVESCO Funds Group, Inc.; Senior Vice President, Chief
                                               Legal Officer and Secretary, The AIM Family of
                                               Funds --Registered Trademark--; and Manager, Invesco
                                               PowerShares Capital Management LLC

                                               Formerly: Director, Vice President and Secretary, Fund
                                               Management Company; Vice President, Invesco Aim Capital
                                               Management, Inc.; Chief Operating Officer, Senior Vice
                                               President, General Counsel and Secretary, Liberty Ridge
                                               Capital, Inc. (an investment adviser); Vice President
                                               and Secretary, PBHG Funds (an investment company); Vice
                                               President and Secretary, PBHG Insurance Series Fund (an
                                               investment company); Chief Operating Officer, General
                                               Counsel and Secretary, Old Mutual Investment Partners (a
                                               broker-dealer); General Counsel and Secretary, Old
                                               Mutual Fund Services (an administrator); General Counsel
                                               and Secretary, Old Mutual Shareholder Services (a
                                               shareholder servicing center); Executive Vice President,
                                               General Counsel and Secretary, Old Mutual Capital, Inc.
                                               (an investment adviser); and Vice President and
                                               Secretary, Old Mutual Advisors Funds (an investment
                                               company)

Lisa O. Brinkley - 1959                2004    Global Compliance Director, Invesco Ltd.; and Vice         N/A
Vice President                                 President, The AIM Family of Funds --Registered Trademark--

                                               Formerly: Senior Vice President, Invesco Aim Management
                                               Group, Inc.; Senior Vice President and Chief Compliance
                                               Officer, Invesco Aim Advisors, Inc. and The AIM Family
                                               of Funds --Registered Trademark--; Vice President and Chief
                                               Compliance Officer, Invesco Aim Capital Management, Inc.
                                               and Invesco Aim Distributors, Inc.; Vice President,
                                               Invesco Aim Investment Services, Inc. and Fund
                                               Management Company; and Senior Vice President and
                                               Compliance Director, Delaware Investments Family of
                                               Funds

                                     TRUSTEE                                                                        OTHER
                                      AND/OR                                                                   TRUSTEESHIP(S)/
      NAME, YEAR OF BIRTH AND        OFFICER                                                                   DIRECTORSHIPS(S)
  POSITION(S) HELD WITH THE TRUST     SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE/DIRECTOR
----------------------------------   -------   --------------------------------------------------------   -------------------------
Kevin M. Carome - 1956                 2003    General Counsel, Secretary and Senior Managing Director,   N/A
Vice President                                 Invesco Ltd.; Director and Secretary, Invesco Holding
                                               Company Limited, IVZ, Inc. and INVESCO Group Services,
                                               Inc; Director, INVESCO Funds Group, Inc.; Secretary,
                                               INVESCO North American Holdings, Inc.; and Vice
                                               President, The AIM Family of Funds --Registered Trademark--

                                               Formerly: Director, Senior Vice President, Secretary and
                                               General Counsel, Invesco Aim Management Group, Inc. and
                                               Invesco Aim Advisors, Inc.; Senior Vice President,
                                               Invesco Aim Distributors, Inc.; Director, General
                                               Counsel and Vice President, Fund Management Company;
                                               Vice President, Invesco Aim Capital Management, Inc. and
                                               Invesco Aim Investment Services, Inc.; Senior Vice
                                               President, Chief Legal Officer and Secretary, The AIM
                                               Family of Funds --Registered Trademark--; Director and Vice
                                               President, INVESCO Distributors, Inc.; and Chief
                                               Executive Officer and President, INVESCO Funds Group,
                                               Inc.

Sidney M. Dilgren - 1961              2004     Vice President, Invesco Aim Advisors, Inc. and Invesco     N/A
Vice President, Treasurer and                  Aim Capital Management, Inc.; and Vice President,
Principal Financial Officer                    Treasurer and Principal Financial Officer, The AIM
                                               Family of Funds --Registered Trademark--

                                               Formerly: Fund Treasurer, Invesco Aim Advisors, Inc.;
                                               Senior Vice President, Invesco Aim Investment Services,
                                               Inc. and Vice President, Invesco Aim Distributors, Inc.

Karen Dunn Kelley - 1960              2003     Head of Invesco's World Wide Fixed Income and Cash         N/A
Vice President                                 Management Group; Director of Cash Management and Senior
                                               Vice President, Invesco Aim Advisors, Inc. and Invesco
                                               Aim Capital Management, Inc.; Executive Vice President,
                                               Invesco Aim Distributors, Inc.; Senior Vice President,
                                               Invesco Aim Management Group, Inc.; Vice President, The
                                               AIM Family of Funds --Registered Trademark-- (other than AIM
                                               Treasurer's Series Trust and Short-Term Investments
                                               Trust); and President and Principal Executive Officer,
                                               The AIM Family of Funds --Registered Trademark-- (AIM
                                               Treasurer's Series Trust and Short-Term Investments
                                               Trust only)

                                               Formerly: President and Principal Executive Officer,
                                               Tax-Free Investments Trust; Director and President, Fund
                                               Management Company; Chief Cash Management Officer and
                                               Managing Director, Invesco Aim Capital Management, Inc.;
                                               and Vice President, Invesco Aim Advisors, Inc. and The
                                               AIM Family of Funds --Registered Trademark-- (AIM Treasurer's
                                               Series Trust, Short-Term Investments Trust and Tax-Free
                                               Investments Trust only)

                                     TRUSTEE                                                                        OTHER
                                      AND/OR                                                                   TRUSTEESHIP(S)/
      NAME, YEAR OF BIRTH AND        OFFICER                                                                   DIRECTORSHIPS(S)
  POSITION(S) HELD WITH THE TRUST     SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE/DIRECTOR
----------------------------------   -------   --------------------------------------------------------   -------------------------
Lance A. Rejsek - 1967                2005     Anti-Money Laundering Compliance Officer, Invesco Aim      N/A
Anti-Money Laundering Compliance               Advisors, Inc., Invesco Aim Capital Management, Inc.,
Officer                                        Invesco Aim Distributors, Inc., Invesco Aim Investment
                                               Services, Inc., Invesco Aim Private Asset Management,
                                               Inc. and The AIM Family of Funds --Registered Trademark--

                                               Formerly: Anti-Money Laundering Compliance Officer, Fund
                                               Management Company; and Manager of the Fraud Prevention
                                               Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane - 1958               2006     Senior Vice President, Invesco Aim Management Group,       N/A
Chief Compliance Officer                       Inc.; Senior Vice President and Chief Compliance
                                               Officer, Invesco Aim Advisors, Inc. and Invesco Aim
                                               Capital Management, Inc.; Chief Compliance Officer, The
                                               AIM Family of Funds --Registered Trademark--, Invesco Global
                                               Asset Management (N.A.), Inc. (registered investment
                                               advisor), Invesco Institutional (N.A.), Inc. (registered
                                               investment advisor), INVESCO Private Capital
                                               Investments, Inc. (holding company), Invesco Private
                                               Capital, Inc. (registered investment advisor) and
                                               Invesco Senior Secured Management, Inc. (registered
                                               investment advisor); and Vice President, Invesco Aim
                                               Distributors, Inc. and Invesco Aim Investment Services,
                                               Inc.

                                               Formerly: Vice President, Invesco Aim Capital
                                               Management, Inc. and Fund Management Company; and Global
                                               Head of Product Development, AIG-Global Investment
                                               Group, Inc.

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2007

                                                           Aggregate Dollar Range of Equity
                                                             Securities in All Registered
                                                           Investment Companies Overseen by
                       Dollar Range of Equity Securities     Trustee in The AIM Family of
Name of Trustee                    Per Fund                  Funds --Registered Trademark--
--------------------   ---------------------------------   --------------------------------
Martin L. Flanagan                    -0-                            Over $100,000
Philip A. Taylor                      -0-                                 -0-
Bob R. Baker                          -0-                            Over $100,000
Frank S. Bayley                       -0-                            Over $100,000
James T. Bunch         AIM Floating Rate Fund $1-$10,000             Over $100,000(3)
Bruce L. Crockett                     -0-                            Over $100,000(3)
Albert R. Dowden                      -0-                            Over $100,000
Jack M. Fields                        -0-                            Over $100,000(3)
Carl Frischling                       -0-                            Over $100,000(3)
Prema Mathai-Davis                    -0-                            Over $100,000(3)
Lewis F. Pennock                      -0-                            Over $100,000
Larry Soll                            -0-                            Over $100,000(3)
Raymond Stickel, Jr.                  -0-                            Over $100,000

---------
(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX D

                           TRUSTEES COMPENSATION TABLE

Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco Aim during the year ended December 31, 2007:

                             AGGREGATE         RETIREMENT BENEFITS   ESTIMATED ANNUAL
                       COMPENSATION FROM THE     ACCRUED BY ALL        BENEFITS UPON      TOTAL COMPENSATION
       TRUSTEE                TRUST(1)            AIM FUNDS(2)         RETIREMENT(3)    FROM ALL AIM FUNDS(4)
--------------------   ---------------------   -------------------   ----------------   ---------------------
Bob R. Baker                  $ 8,016                $234,974            $188,144              $232,400
Frank S. Bayley                 8,597                 164,614             126,750               249,300
James T. Bunch                  7,434                 159,121             126,750               215,500
Bruce L. Crockett              15,223                  85,879             126,750               452,100
Albert R. Dowden                8,597                 115,299             126,750               249,300
Jack M. Fields                  7,434                 110,194             126,750               215,500
Carl Frischling(5)              7,434                  96,518             126,750               215,500
Prema Mathai-Davis              7,806                 109,077             126,750               232,400
Lewis F. Pennock                7,434                  88,793             126,750               215,500
Ruth H. Quigley(6)              8,597                 192,521             126,750               249,300
Larry Soll                      7,434                 203,535             147,748               215,500
Raymond Stickel, Jr.            8,597                  85,977             126,750               249,300

(1) Amounts shown are based upon the fiscal year ended August 31, 2007. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended August 31, 2007 including earnings was $19,200.

(2) During the fiscal year ended August 31, 2007, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $21,218.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustees' retirement and assumes each trustee serves until his or her normal retirement date.


(4) All trustees currently serve as trustee of 13 registered investment companies advised by Invesco Aim.


(5) During the fiscal year ended August 31, 2007, the Trust paid $32,068 in legal fees to Kramer, Levin, Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(6)  Miss Quigley retired effective January 1, 2008.

                                   APPENDIX E

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                           INVESCO AIM ADVISORS, INC.

INVESCO AIM PROXY VOTING GUIDELINES
(Effective as of March 31, 2008)

The following Invesco Aim Proxy Voting Guidelines are applicable to all funds and other accounts managed by Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc and Invesco Aim Private Asset Management, Inc. (collectively, "Invesco Aim").(1)

INTRODUCTION

OUR BELIEF

The AIM Funds Boards of Trustees and Invesco Aim's investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco Aim may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco Aim believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco Aim considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' and other account holders' interests. Our voting decisions are intended to enhance each company's total shareholder value over Invesco Aim's typical investment horizon.

Proxy voting is an integral part of Invesco Aim's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco Aim's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco Aim exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.

PROXY ADMINISTRATION

The Invesco Aim Proxy Committee (the "Proxy Committee") consists of members representing Invesco Aim's Investments, Legal and Compliance departments. Invesco Aim's Proxy Voting Guidelines (the "Guidelines") are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco Aim uses information gathered from our own research, company managements, Invesco Aim's portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco Aim's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco Aim gives proper consideration to the recommendations of a company's Board of Directors.

IMPORTANT PRINCIPLES UNDERLYING THE INVESCO AIM PROXY VOTING GUIDELINES

I. ACCOUNTABILITY

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco Aim endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, Invesco Aim votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.

The following are specific voting issues that illustrate how Invesco Aim applies this principle of accountability.

     - Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco Aim votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco Aim's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

          Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco Aim's investment thesis on a company.

     - Director performance. Invesco Aim withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco Aim may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, Invesco Aim may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.

     - Auditors and Audit Committee members. Invesco Aim believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, Invesco Aim considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.

     - Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco Aim supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

     - Classified boards. Invesco Aim supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

     - Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco Aim votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

     - Responsiveness. Invesco Aim withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

     - Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco Aim supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

     - Shareholder access. On business matters with potential financial consequences, Invesco Aim votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II. INCENTIVES

Invesco Aim believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco Aim supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account's investment.

Following are specific voting issues that illustrate how Invesco Aim evaluates incentive plans.

     - Executive compensation. Invesco Aim evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. Invesco Aim believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco Aim generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco Aim supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.

     - Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco Aim compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, Invesco Aim votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.

     - Employee stock-purchase plans. Invesco Aim supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

     - Severance agreements. Invesco Aim generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III. CAPITALIZATION

Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco Aim analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco Aim's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco Aim analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V. ANTI-TAKEOVER MEASURES

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco Aim votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco Aim generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco Aim supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE

Invesco Aim generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.

VII. SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY

The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco Aim's typical investment horizon. Therefore, Invesco Aim abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

VIII. ROUTINE BUSINESS MATTERS

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, Invesco Aim votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco Aim votes against proposals to conduct other unidentified business at shareholder meetings.

SUMMARY

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco Aim's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco Aim may vote the shares held on a fund-by-fund or account-by-account basis.

EXCEPTIONS

In certain circumstances, Invesco Aim may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.

SHARE-LENDING PROGRAMS

One reason that some portion of Invesco Aim's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco Aim determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.

"SHARE-BLOCKING"

Another example of a situation where Invesco Aim may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." Invesco Aim generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund's or other account's temporary inability to sell the security.

INTERNATIONAL CONSTRAINTS

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco Aim makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

EXCEPTIONS TO THESE GUIDELINES

Invesco Aim retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds' shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders and other account holders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.

RESOLVING POTENTIAL CONFLICTS OF INTEREST

A potential conflict of interest arises when Invesco Aim votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco Aim's products, or issuers that employ Invesco Aim to manage portions of their retirement plans or treasury accounts. Invesco Aim reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco Aim.

Invesco Aim takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco Aim may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco Aim may vote the proxy in accordance with the predetermined Guidelines;
(2) Invesco Aim may engage an independent third party to determine how the proxy should be voted; or (3) Invesco Aim may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco Aim's marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the AIM Funds Boards of Trustees review a report from Invesco Aim's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco Aim maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco Aim's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some AIM Funds offering diversified asset allocation within one investment vehicle own shares in other AIM Funds. A potential conflict of interest could arise if an underlying AIM Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco Aim's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

POLICIES AND VOTE DISCLOSURE

A copy of these Guidelines and the voting record of each AIM Fund are available on our web site, www.invescoaim.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

FOOTNOTES

(1) AIM Funds not managed by Invesco Aim Advisors, Inc., are governed by the proxy voting policies of their respective sub-advisors. Proxy Voting Guidelines applicable to AIM CHINA FUND, AIM FLOATING RATE FUND, AIM GLOBAL REAL ESTATE FUND, AIM INTERNATIONAL CORE EQUITY FUND, AIM INTERNATIONAL TOTAL RETURN FUND, AIM JAPAN FUND, AIM LIBOR ALPHA FUND, AIM REAL ESTATE FUND, AIM S&P 500 INDEX FUND, AIM SELECT REAL ESTATE INCOME FUND, AIM STRUCTURED CORE FUND, AIM STRUCTURED GROWTH FUND, AIM STRUCTURED VALUE FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, SERIES C and SERIES M are available at our website, http://www.invescoaim.com.

                     Proxy policy applies to the following:
                   INVESCO ASSET MANAGEMENT DEUTSCHLAND, GMBH

                                 (INVESCO LOGO)

                               PROXY VOTING POLICY

                    INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                                                   December 2007

                                 GENERAL POLICY

INVESCO has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                             PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will on a fund by fund basis, decide whether it will vote proxies and if so, for which parts of the portfolio it will voted for. If INVESCO decides to vote proxies, it will do so in accordance with the procedures set forth below. If the client retains in writing the right to vote or if INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith, it will refrain from voting.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and direct ISS how to vote the proxies as described below.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.


OVERRIDE OF ISS RECOMMENDATION


There may be occasions where the INVESCO investment personnel or senior officers seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Voting Committee (PVC) of the International Structured Products Group. Upon review of the documentation and consultation with the individual and others as the PVC deems appropriate, the PVC together with the Compliance Officer may make a determination to override the ISS voting recommendation if they determine that it is in the best economic interests of clients.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information.

                             CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall determine how the proxy is to be voted and instruct accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Compliance Officer.

The following are examples of situations where a conflict may exist:

- Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

- Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

- Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity and where clients' funds are invested in that company's shares, it will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the INVESCO person to report any real or potential conflict of interest of which such individual has actual knowledge to the Compliance Officer, who shall present any such information to the Head of Continental Europe Compliance. However, once a particular conflict has been reported to the Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Voting Committee (PVC) of the International Structured Products Group shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, the Proxy Voting Committee (PVC) of the International Structured Products Group must notify INVESCO's Compliance Officer with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee and to the Head of Continental Europe Compliance. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

                           ISS PROXY VOTING GUIDELINES


A copy of the most recent ISS Proxy Voting Guidelines Summary can be found on ISS's website at www.issproxy.com. From this website, click on ISS Governance Services tab, next click on "Policy Gateway", next click on "2008 Policy Information", and then click on "Download 2008 U.S. Proxy Voting Guidelines Summary."

                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

     I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.


                                                        ------------------------
                                                                Print Name


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          Date                                                  Signature

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                        INVESCO ASSET MANAGEMENT LIMITED


                               "INVESCO PERPETUAL
                         POLICY ON CORPORATE GOVERNANCE
                             (Updated February 2008)



1.   INTRODUCTION



     Invesco Perpetual (IP), the trading name of Invesco Asset Management Limited, has adopted a clear and considered policy towards its responsibility as a shareholder. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests comply with local recommendations and practices, such as the UK Combined Code issued by the Committee on Corporate Governance and/or the U.S. Department of Labor Interpretive Bulletins.



2.   RESPONSIBLE VOTING



     IP has a responsibility to optimise returns to its clients. As a core part of the investment process, Fund Managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.



     IP considers that shareholder activism is fundamental to good Corporate Governance. Whilst this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met.



     One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix I - Voting on non-UK/European shares)



     IP considers that the voting rights attached to its clients' investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman. In doing this, IP will have in mind three objectives:



     i)   To protect the rights of its clients



     ii) To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and



     iii) To protect the long-term value of its clients' investments.



     It is important to note that, when exercising voting rights, a third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a Board on a particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.



     IP will exercise actively the voting rights represented by the shares it manages on behalf of its investors.



     Note: Share Blocking

     Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.



3.   VOTING PROCEDURES



     IP will endeavour to keep under regular review with trustees, depositaries and custodians the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions.



     IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.



     IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower). If a stock is on loan and therefore cannot be voted, it will not necessarily be recalled in instances where we would vote with management. Individual IP Fund Managers enter securities lending arrangements at their own discretion and where they believe it is for the potential benefit of their investors.



4.   DIALOGUE WITH COMPANIES



     IP will endeavour, where practicable in accordance with its investment processes, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with Company Boards and senior non-Executive Directors, IP will endeavour to cover any matters with particular relevance to shareholder value.



     Specifically when considering resolutions put to shareholders, IP will pay attention to the companies' compliance with the relevant local requirements. In addition, when analysing the company's prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:



     -    Nomination and audit committees



     -    Remuneration committee and directors' remuneration



     -    Board balance and structure



     -    Financial reporting principles



     -    Internal control system and annual review of its effectiveness



     -    Dividend and Capital Management policies



5.   NON-ROUTINE RESOLUTIONS AND OTHER TOPICS



     These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board. Examples of such would be all SRI issues (i.e. those with social, environmental or ethical connotations), political donations, and any proposal raised by a shareholder or body of shareholders (typically a pressure group).



     Apart from the three fundamental voting objectives set out under 'Responsible Voting' above, considerations that IP might apply to non-routine proposals will include:



     i) The degree to which the company's stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing



     ii)  What other companies have done in response to the issue



     iii) Whether implementation would achieve the objectives sought in the proposal



     iv)  Whether the matter is best left to the Board's discretion.

6.   EVALUATION OF COMPANIES' CORPORATE GOVERNANCE ARRANGEMENTS



     IP will, when evaluating companies' governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors drawn to their attention.



7.   DISCLOSURE



     On request from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that



     (i) in IP's discretion, to do so does not conflict with the best interests of other clients and



     (ii) it is understood that IP will not be held accountable for the expression of views within such voting instructions and



     (iii) IP are not giving any assurance nor undertaking any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding 3 months will not normally be provided.



Note: The record of votes will reflect the voting instruction of the relevant
      Fund Manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.

                                   APPENDIX I



                        VOTING ON NON-UK/EUROPEAN SHARES



When deciding whether to exercise the voting rights attached to its clients' non-UK/European shares, IP will take into consideration a number of factors. These will include:



- the likely impact of voting on management activity, versus the cost to the client



- the portfolio management restrictions (e.g. share blocking) that may result from voting



-    the preferences, where expressed, of clients



Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.



SHARE BLOCKING



Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting."

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                    Invesco Asset Management (Japan) Limited

                               (Quick Translation)

                    INTERNAL RULES ON PROXY VOTING EXECUTION

(PURPOSE)

ARTICLE 1

INVESCO Asset Management (Japan) Limited (referred to as "INVESCO" thereafter)] assumes a fiduciary responsibility to vote proxies in the best interest of its trustors and beneficiaries. In addition, INVESCO acknowledges its responsibility as a fiduciary to vote proxies prudently and solely for the purpose of maximizing the economic values of trustors (investors) and beneficiaries. So that it may fulfill these fiduciary responsibilities to trustors (investors) and beneficiaries , INVESCO has adopted and implemented these internal rules reasonably designed to ensure that the business operations of the company to invest are appropriately conducted in the best interest of shareholders and are always monitored by the shareholders.

(PROXY VOTING POLICY)

ARTICLE 2

INVESCO exercises the voting right in the best interest of its trustors and beneficiaries not in the interests of the third parties. The interests of trustors and beneficiaries are defined as the increase of the value of the enterprise or the expansion of the economic value of the shareholders or to protect these values from the impairment.

(VOTING EXERCISE STRUCTURE)

ARTICLE 3

Please refer to the Article 2 of Proxy Voting basic Policy as per attached.

(PROXY VOTING GUIDELINES)

ARTICLE 4

Please refer to Proxy Voting Guidelines (Attachment 2).

(PROXY VOTING PROCESS)

ARTICLE 5

1. DOMESTIC EQUITIES

     (1) Notification on the shareholder meeting will be delivered to Operations from trustee banks which will be in turn forwarded to the person in charge of equities investment. The instruction shall be handled by Operations.

     (2) The person in charge of equities investment scrutinizes the subjects according to the "Screening Standard" and forward them to the proxy voting committee ("Committee").

     (3) In case of asking for the outside counsel, to forward our proxy voting guidelines("Guidelines") to them beforehand and obtain their advice

     (4) In either case of b. or c., the person in charge shall make proposal to the committee to ask for their "For", "Against", "Abstention", etc.

     (5) The committee scrutinizes the respective subjects and approves/disapproves with the quorum of two thirds according to the Guidelines.

     (6) In case where as to the subject which the Committee judges as inappropriate according to the Guidelines and/or the subject which cannot obtain the quorum, the Committee will be held again to discuss the subject.

2. FOREIGN EQUITIES

     (1) As to the voting exercise of the foreign equities, we shall consider the manners and customs of the foreign countries as well as the costs.

     (2) As to the voting process, the above process of the domestic equities shall be accordingly adjusted and applied.

(DISCLOSURE OF INFORMATION)

ARTICLE 6

In case of the request from the customers, we can disclose the content.

(VOTING RECORD)

ARTICLE 7

-    The Committee preserves the record of Attachment 1 for one year.

- The administration office is the Investment Division which shall preserve all the related documents of this voting process.

- Operations which handle the instruction shall preserve the instruction documents for 10 years after the termination of the ITM funds or the termination of the investment advisory contracts.

Article 8 and addendum are omitted.

Proxy Voting Basic Policy

1. Basic Thought on Proxy Voting

     - INVESCO makes efforts to maximize the entrusted assets in terms of fiduciary duties in investing the funds entrusted by the trustors (investors) and the beneficiaries.

     - For the purpose of maximizing the invested assets and the value of the equities, INVESCO always monitors the invested companies to operate appropriately as a shareholder in the best interests of the shareholders.

     - From the above point of view, INVESCO has adopted and implemented this Proxy Voting Basic Policy and Proxy Voting Policy and Procedure to fulfill the proxy voting rights properly.

     - In exercising the proxy voting rights, INVESCO fulfills the voting rights in the benefits of the trustors (investors) and the beneficiaries not in the benefits of the third parties.

2. Voting Process and Structure

     - INVESCO establishes the Proxy Voting Committee (referred to as "Committee" thereafter) which executes the proxy voting rights.

     - The Committee is composed of the chairman who is designated by Japanese Management Committee (referred to as "J-Mac" thereafter) and the members appointed by the chairman. Persons in charge of Investment Division and Legal & Compliance Division shall be mandatory members.

     - The Committee has been delegated the judgment power to execute the voting right from the J-Mac.

     - The Committee has worked out the subjects according to the pre-determined "Screening Standard" in terms of benefits of the shareholders and executes the voting rights based on the "Proxy Voting Guidelines".

     - The Committee is occasionally taken the advice from the outside parties according to the "Proxy Voting Guidelines".

          The Committee is held on a monthly basis and the result of the voting execution is to be reported to J-Mac on a monthly basis at least.

3. Screening Standard

     For the purpose of efficient voting execution, INVESCO implements the following screening criteria. The companies fallen under this screening criteria shall be scrutinized according to "Voting Guidelines".

     (1)  Quantitative Standard

          1) Low profit margin of operational income and recurrent income for certain periods

          2)   Negative Net Assets/Insolvency

          3)   Extremely High Dividend Ratios or Low Dividend Ratios

     (2)  Qualitative Standard

          1) In breach of the substantial laws or anti-social activities for the past one year

          2) Impairment of the interests of the shareholders for the past one year

     (3)  Others

          1) External Auditor's Audit Report with the limited auditor's opinion

          2)   Shareholders' proposals

4. Proxy Voting Guidelines

     (1)  General Subjects

          1)   Any violation of laws and anti-social activities ?

          2) Inappropriate disclosure which impairs the interests of shareholders ?

          3)   Enough Business Improvement Efforts ?

     (2)  Subjects on Financial Statements

          Any reasonable reasons for Interest Appropriation/Loss Disposal ?

     (3)  Amendments to Articles of Incorporations, etc

          Any possibility of the limitation to the shareholder's rights ?

     (4)  Directors/Statutory Auditors

          Appointment of the unqualified person, or inappropriate amount of payment/gifts to the unqualified person ?

     (5)  Capital Policy/Business Policy

          Unreasonable policy in terms of maximization of the shareholders' interests ?

     (6)  Others

          1)   Shareholder's Proposals

          Contribution to the increase of the shareholders' economic interests ?

          2)   Appointment of Auditor

          Any problem of independency ?

Voting Screening Criteria & Decision Making Documents (Attachment 1)

Company Name                                                        Year   Month
Screening Criteria Quantitative Criteria consolidated or single
                                                                     Yes    No
Consecutive unprofitable settlements for the past 3 years
Consecutive Non dividend payments for the past 3 years
Operational loss for the most recent fiscal year
Negative net assets for the most recent fiscal year
Less than 10% or more than 100% of the dividend ratios for the most recent fiscal year

Screening Criteria/Qualitative Criteria
                                                                     Yes    No
Substantial breach of the laws/anti-social activities for the past one year

     If Yes, describe the content of the breach of the law/anti-social activities

Others, especially, any impairment of the value of the shareholders for the past one year

     If Yes, describe the content of the impairment of the value of shareholders:

Others
                                                                     Yes    No
External Auditor's report with the limited auditor's opinion
Shareholder's proposal

Person in charge of equities investment   Initial   Signature

-    If all Nos ---> No objection to the agenda of the shareholders' meeting

                        |
                        |
- If one or more Yes v (Person in charge of equities investment shall fill Out the blanks below and forward to the Committee)

Proposal on Voting Execution
Reason for judgment
Chairman   For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature
Member     For   Against   Initial   Signature

                                                                  (Attachment 2)

Proxy Voting Guidelines

1. PURPORT OF GUIDELINES

Pursuant to Article 2 of Proxy Voting Policy and Procedure, INVESCO has adopted and implemented the following guidelines and hereby scrutinizes and decides the subjects one by one in light of the guidelines.

2.   GUIDELINES

     (1)  General Subjects

          1)   Any violation of laws and anti-social activities ?

               - To scrutinize and judge respectively the substantial impact over the company's business operations by the above subjects or the impairment of the shareholders' economic value.

          2) Inappropriate disclosure which impairs the interests of shareholders ?

               - To scrutinize and judge respectively the potential impairment of the shareholder's economic value.

          3)   Enough Business Improvement Efforts ?

               - Although the continuous extremely unprofitable and the extremely bad performance, the management is in short of business improvement efforts. To scrutinize and judge respectively the cases.

     (2)  Subjects on Financial Statements

          1)   Interest Appropriation Plan

               (1)  Interest Appropriation Plan (Dividends)

                    - To basically approve unless the extremely overpayment or minimum payment of the dividends

               (2) Interest Appropriation Plan (Bonus payment to corporate officers)

                    - To basically agree but in case where the extremely unprofitable, for example, the consecutive unprofitable and no dividend payments or it is apparent of the impairment of the shareholder's value, to request to decrease the amount or no bonus payment.

               (3) To basically disagree to the interest appropriation plan if no dividend payments but to pay the bonus to the corporate officers without prior assessment.

          2)   Loss Disposal Plan

                    To scrutinize and judge respectively

     (3)  Amendments to Articles of Incorporation, etc.

          1.   Company Name Change/Address Change, etc.

          2.   Change of Purpose/Method of Public Announcement

          3.   Change of Business Operations, etc.

          4.   Change of Stipulations on Shareholders/Shareholders Meeting

          5. Change of Stipulations on Directors/Board of Directors/Statutory Auditors

               - TO BASICALLY APPROVE HOWEVER, IN CASE OF THE POSSIBILITY OF THE LIMITATION TO THE SHAREHOLDERS' RIGHTS, TO JUDGE RESPECTIVELY

     (4)  Subjects on Corporate Organization

          1)   Composition of Board of Directors Meeting, etc

               - To basically approve the introduction of "Committee Installation Company "or "Substantial Asset Control Institution"

               - To basically approve the introduction of the corporate officer institution. Provided, however, that in case where all directors are concurrent with those committee members and the institutions, to basically disagree. In case of the above introduction, to basically disapprove to the decrease of the board members or adjustment of the remuneration.

          2)   Appointment of Directors

               - To basically disagree in case where the increase of the board members which is deemed to be overstaffed and no explanatory comments on the increase. In case of 21 or more board members, to respectively judge.

               - To basically disagree the re-appointment of the existing directors in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.

               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.

          3)   Appointment of Outside Directors

               - To basically agree after the confirmation of its independency based on the information obtained from the possible data sources.

               -    To basically disagree the decrease in number.

               - To basically disagree the job concurrence of the competitors' CEO, COO,CFO or concurrence of the outside directors of 4 or more companies.

               - To basically disagree in case of no-independence of the company

               - To basically disagree the extension of the board of directors' term.

          4)   Appointment of Statutory Auditors

               - To basically disagree the appointment of the candidate who is appointed as a director and a statutory auditor by turns.

               - To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.

          5)   Appointment of Outside Statutory Auditors

               - To basically disagree in case where the outside statutory auditor is not actually the outside auditor (the officer or employee of the parent company, etc.)

               - To basically disagree in case where the reason of the decrease in the number is not clearly described.

               - To basically agree in case where the introduction of the "Statutory Auditor Appointment Committee" which includes plural outside statutory auditors.

     (5)  Officer Remuneration/officer Retirement Allowances

          1)   Officer Remuneration

               - To basically disagree the amendment of the officer remuneration (unless the decrease in amount or no payment) in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.

               - To basically disagree and scrutinize respectively in case where no sufficient explanation of the substantial increase (10% or more per head), or no decrease of the remuneration amount if the number of the officers decrease.

          2)   Officer Retirement Allowance

               -    To basically approve

               - To basically disapprove in case where the payment of the allowance to the outside statutory auditors and the outside directors.

               - To basically disapprove in case where the officer resigned or retired during his/her assignment due to the scandal of the breach of the laws and the anti-social activities.

               - To basically disagree in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.

     (2)  Capital Policy/Business Policy

          1)   Acquisition of Own shares

               -    To basically approve

               - To basically approve the disposition of the own sharers if the disposition ratio of less than 10% of the total issued shares and the shareholders' equities. In case of 10% or more, to respectively scrutinize.

          2)   Capital Reduction

               To basically disagree in case where the future growth of the business might be substantially decreased.

          3)   Increase of the authorized capital

               To basically disagree in case of the substantial increase of the authorized capital taking into consideration the dilution of the voting right (10% or more) and incentive.

          4) Granting of the stock options to Directors, Statutory Auditors and Employees

               -    To basically approve

               - To basically disagree in case where the substantial dilution of the value of the stocks (the potential dilution ration is to increase 5% of the total issued stock number) will occur and accordingly decrease of the shareholders' interests.

               - To basically disagree in case where the exercise price is deviated by 10% or more from the market value as of the fiscal year-end

               - To basically disagree the decrease of the exercise price (re-pricing)

                    - To basically disagree in case where the exercise term remains less than 1 year.

                    - To basically disagree in case the scope of the option granted objectives (transaction countereparties)is not so closely connected with the better performance.

          5)   Mergers and Acquisitions

               - To basically disagree in case where the terms and conditions are not advantageous and there is no assessment base by the thirdparty.

               - To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable in comparison with the business strategy.

          6)   Business Transfer/Acceptance

               To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable and extremely unprofitable in comparison with the business strategy.

          7)   Capital Increase by the allocation to the thirdparties

               -    To basically analyze on a case by case basis

               - Provided, however, that to basically approve in case where the companies under the financial difficulties executes as the restructuring of the business.

     (7)  Others

          1)   Appointment of Accountant

               -    To basically approve

               -    To basically disapprove on suspicion of its independency.

               - To scrutinize the subjects in case where the decline of the re-appointment due to the conflict of the audit policy.

               2)   Shareholders' proposal

          To basically analyze on a case by case basis

               The basic judgment criterion is the contribution to the increase of the shareholders' value. However, to basically disapprove in case where to maneuver as a method to resolve the specific social and political problems.

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                            INVESCO AUSTRALIA LIMITED

                               PROXY VOTING POLICY

1.   Purpose of this Policy

     INVESCO recognises its fiduciary obligation to act in the best interests of all clients, be they superannuation trustees, institutional clients, unit-holders in managed investment schemes or personal investors. One way INVESCO represents its clients in matters of corporate governance is through the proxy voting process.

     This document sets out INVESCO's policy in relation to proxy voting. It has been approved by the INVESCO Australia Limited Board.

2.   Scope

     This policy applies to all INVESCO portfolios with the following exceptions:

     - "index" or "index like" funds where, due to the nature of the funds, INVESCO will generally abstain from voting;

     - private client or discrete wholesale mandates, where the voting policy has been agreed within the mandate;

     - where investment management of an international fund has been delegated to an overseas AMVESCAP or INVESCO company, proxy voting will rest with that delegated manager.

3.   Policy

     In accordance with industry practices and the IFSA standard on proxy voting, our policy is as follows:

     - INVESCO's overriding principle is that votes will be cast in the best economic interests of investors.

     - INVESCO's intention is to vote on all Australian Company shareholder resolutions however it recognises that in some circumstances it would be inappropriate to vote, or its vote may be immaterial. INVESCO will generally abstain from voting on "routine" company resolutions (eg approval of financial accounts or housekeeping amendments to Articles of Association or Constitution) unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question (a significant proportion in this context means 5% or more of the market capitalisation of the company).

     - INVESCO will always vote on the following issues arising in company Annual General Meetings where it has the authority to do so on behalf of clients.

          - contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);

          -    employee and executive share and option schemes;

          -    approval of changes of substantial shareholdings;

          -    mergers or schemes of arrangement; and

          -    approval of major asset sales or purchases.

     - Management agreements or mandates for individually-managed clients will provide direction as to who has responsibility for voting.

     - In the case of existing management agreements which do not contain a provision concerning voting authority or are ambiguous on the subject, INVESCO will not vote until clear instructions have been received from the client.

     - In the case of clients who wish to place special conditions on the delegation of proxy voting powers, INVESCO will endeavour to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.

     - In considering proxy voting issues arising in respect of unit-holders in managed investment schemes, INVESCO will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unit-holders in the scheme as a whole. INVESCO cannot accept instructions from individual unit-holders as to the exercise of proxy voting authority in a particular instance.

     - In order to facilitate its proxy voting process, INVESCO may retain a professional proxy voting service to assist with in-depth proxy research, vote execution, and the necessary record keeping.

4.   Reporting and Disclosure

     A written record will be kept of the voting decision in each case, and of the reasons for each decision (including abstentions).

     INVESCO will disclose on an annual basis, a summary of its proxy voting statistics on its website as required by IFSA standard No. 13 - Proxy Voting.

5.   Conflicts of Interest

     All INVESCO employees are under an obligation to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of clients.

     INVESCO acknowledges that conflicts of interest do arise and where a conflict of interest is considered material, INVESCO will not vote until a resolution has been agreed upon and implemented.

                              PROXY POLICY APPLIES
                                TO THE FOLLOWING:
                            INVESCO HONG KONG LIMITED

                            INVESCO HONG KONG LIMITED

                               PROXY VOTING POLICY

                                  8 APRIL 2004

TABLE OF CONTENTS

Introduction                                            2

1. Guiding Principles                                   3

2. Proxy Voting Authority                               4

3. Key Proxy Voting Issues                              7

4. Internal Admistration and Decision-Making Process   10

5. Client Reporting                                    12

INTRODUCTION

     This policy sets out Invesco's approach to proxy voting in the context of our broader portfolio management and client service responsibilities. It applies to Asia related equity portfolios managed by Invesco on behalf of individually-managed clients and pooled fund clients

     Invesco's proxy voting policy is expected to evolve over time to cater for changing circumstances or unforeseen events.

1.   GUIDING PRINCIPLES

     1.1 Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they retirement scheme trustees, institutional clients, unitholders in pooled investment vehicles or personal investors. The application of due care and skill in exercising shareholder responsibilities is a key aspect of this fiduciary obligation.

     1.2 The sole objective of Invesco's proxy voting policy is to promote the economic interests of its clients. At no time will Invesco use the shareholding powers exercised in respect of its clients' investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients' economic interests, or to favour a particular client or other relationship to the detriment of others.

     1.3 Invesco also recognises the broader chain of accountability that exists in the proper governance of corporations, and the extent and limitations of the shareholder's role in that process. In particular, it is recognised that company management should ordinarily be presumed to be best placed to conduct the commercial affairs of the enterprise concerned, with prime accountability to the enterprise's Board of Directors which is in turn accountable to shareholders and to external regulators and exchanges. The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.

     1.4 The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is of itself unlikely to promote the maximum economic performance of companies, or to cater for circumstances in which non-compliance with a checklist is appropriate or unavoidable.

     1.5 Invesco considers that proxy voting rights are an asset which should be managed with the same care as any other asset managed on behalf of its clients.

2.   PROXY VOTING AUTHORITY

     2.1 An important dimension of Invesco's approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.

     2.2 An initial issue to consider in framing a proxy voting policy is the question of where discretion to exercise voting power should rest - with Invesco as the investment manager, or with each individual client? Under the first alternative, Invesco's role would be both to make voting decisions on clients' behalf and to implement those decisions. Under the second alternative, Invesco would either have no role to play, or its role would be limited solely to implementing voting decisions under instructions from our clients.

     2.3 In addressing this issue, it is necessary to distinguish the different legal structures and fiduciary relationships which exist as between individually-managed clients, who hold investments directly on their own accounts, and pooled fund clients, whose investments are held indirectly under a trust structure.

     2.4  INDIVIDUALLY-MANAGED CLIENTS

     2.4.1 As a matter of general policy, Invesco believes that unless a client's mandate gives specific instructions to the contrary, discretion to exercise votes should normally rest with the investment manager, provided that the discretion is always exercised in the client's interests alone.

     2.4.2 The reason for this position is that Invesco believes that, with its dedicated research resources and ongoing monitoring of companies, an investment manager is usually better placed to identify issues upon which a vote is necessary or desirable. We believe it is also more practical that voting discretion rests with the party that has the authority to buy and sell shares, which is essentially what investment managers have been engaged to do on behalf of their clients.

     2.4.3 In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes. If a client requires, an appropriate reporting mechanism will be put in place.

     2.4.4 While it is envisaged that the above arrangements will be acceptable in the majority of cases, it is recognised that some individually-managed clients will wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers. In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations which have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio.

     2.4.5 In any event, whatever decision is taken as to where voting authority should lie, Invesco believes that the matter should be explicitly covered by the terms of the investment management agreement and clearly understood by the respective parties.

     2.4.6 Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for individually-managed clients:

          PROXY VOTING AUTHORITY

          Individually-Managed Clients

          Unless an individually-managed client wishes to retain proxy voting authority, Invesco will assume proxy voting authority by way of delegation from the client, provided that the allocation of proxy voting responsibility is clearly set out in the investment management agreement.

          In the case of clients who wish to place special conditions on the delegation of proxy voting powers, Invesco will endeavour to accommodate those clients' requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.

     2.5  POOLED FUND CLIENTS

     2.5.1 The legal relationship between an investment manager and its pooled fund clients is different in a number of important respects from that applying to individually-managed clients. These differences have a bearing on how proxy voting authority is exercised on behalf of pooled fund clients.

     2.5.2 These legal relationships essentially mean that the manager is required to act solely in the collective interests of unitholders at large rather than as a direct agent or delegate of each unitholder. On the issue of proxy voting, as with all other aspects of our client relationships, Invesco will naturally continue to be receptive to any views and concerns raised by its pooled fund clients. However, the legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.

     2.5.3 As in the case of individually-managed clients who delegate their proxy voting authority, Invesco's accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager's broader client relationship and reporting responsibilities.

     2.5.4 Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for pooled fund clients:

          PROXY VOTING AUTHORITY

          Pooled Fund Clients

          In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unitholders in the pooled fund as a whole.

          Invesco cannot accept instructions from individual unitholders as to the exercise of proxy voting authority in a particular instance.

3.   KEY PROXY VOTING ISSUES

     3.1 This section outlines Invesco's intended approach in cases where proxy voting authority is being exercised on clients' behalf.

     3.2 Invesco will vote on all material issues at all company meetings where it has the voting authority and responsibility to do so. We will not announce our voting intentions and the reasons behind them.

     3.3 Invesco applies two underlying principles. First, our interpretation of 'material voting issues' is confined to those issues which affect the value of shares we hold on behalf of clients and the rights of shareholders to an equal voice in influencing the affairs of companies in proportion to their shareholdings. We do not consider it appropriate to use shareholder powers for reasons other than the pursuit of these economic interests. Second, we believe that a critical factor in the development of an optimal corporate governance policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' portfolios through investment performance and client service.

     3.4 In order to expand upon these principles, Invesco believes it is necessary to consider the role of proxy voting policy in the context of broader portfolio management and administrative issues which apply to our investment management business as a whole. These are discussed as follows.

     3.5  PORTFOLIO MANAGEMENT ISSUES - ACTIVE EQUITY PORTFOLIOS

     3.5.1 While recognising in general terms that issues concerning corporate governance practices can have a significant bearing on the financial performance of companies, the primary criterion for the selection and retention of a particular stock in active equity portfolios remains our judgment that the stock will deliver superior investment performance for our clients, based on our investment themes and market analysis.

     3.5.2 In view of these dynamics, Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of Invesco's approach to corporate governance is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients' portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

     3.5.3 Nevertheless, Invesco has identified a limited range of issues upon which it will always exercise proxy voting authority - either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows:

          KEY VOTING ISSUES

          Major Corporate Proposals

          Invesco will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients.

          - contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);

          -    approval of changes of substantial shareholdings;

          -    mergers or schemes of arrangement; and

          -    approval of major asset sales or purchases.

          As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments, unless balanced by reasonable increase in net worth of the shareholding.

          Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.

          Invesco's approach to significant proxy voting issues which fall outside these areas will be addressed on their merits.

     3.6  ADMINISTRATIVE ISSUES

     3.6.1 In addition to the portfolio management issues outlined above, Invesco's proxy voting policy also takes account of administrative and cost implications, together with the size of our holdings as compared to the issue size, involved in the exercise of proxy voting authority on our clients' behalf.

     3.6.2 There are practical constraints to the implementation of proxy voting decisions. Proxy voting is a highly seasonal activity, with most company Annual General Meetings being collapsed into a few months, with short deadlines for the distribution and return of notice papers, multiple resolutions from multiple companies being considered simultaneously, and under a legal system which is essentially dependent upon paper-based communication and record-keeping.

     3.6.3 In addition, for investment managers such as Invesco who do not invest as principals and who consequently do not appear directly on the share registers of companies, all of these communications are channelled through external custodians, among whom there is in turn a considerable variation in the nature and quality of systems to deal with the flow of information.

     3.6.4 While Invesco has the systems in place to efficiently implement proxy voting decisions when required, it can be seen that administrative and cost considerations by necessity play an important role in the application of a responsible proxy voting policy. This is particularly so bearing in mind the extremely limited time period within which voting decisions must often be made and implemented (which can in practice be as little as a few days). This factor also explains why Invesco resists any suggestion that there should be compulsory proxy voting on all issues, as in our view this would only increase the costs to be borne by our clients with very little practical improvement in corporate performance in most cases.

     3.6.5 These administrative constraints are further highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company - eg. approval of financial accounts or housekeeping amendments to Articles of Association. Generally in such cases, we will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, the actual casting of a "yes" vote on all such resolutions in our view would entail an unreasonable administrative workload and cost.

     3.6.6 Accordingly, Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' investments through portfolio management and client service. The policies outlined below have been prepared on this basis.

          KEY PROXY VOTING ISSUES

          Administrative Constraints

          In view of the administrative constraints and costs involved in the exercise of proxy voting powers, Invesco may (depending on circumstances) not exercise its voting right unless its clients' portfolios in aggregate represent a significant proportion of the shareholdings of the company in question.

          A significant proportion in this context means 5% or more of the market capitalisation of the company.

4.   INTERNAL ADMINISTRATION & DECISION-MAKING PROCESS

     4.1 The following diagram illustrates the procedures adopted by Invesco for the administration of proxy voting:

             ----------------------------
             |       COMPANY            |
             ----------------------------
                        |
                        |    Notice Paper
                        |
                        v
   ---------------------------------------------------------------------------------------------------
   |  Custodian  |  Custodian  |  Custodian  |  Custodian  |  Custodian  |  Custodian  |  Custodian  |
   |    No. 1    |    No. 2    |    No. 3    |    No. 4    |    No. 5    |    No. 6    |    No. 7    |  (etc)
   ---------------------------------------------------------------------------------------------------
                      |     |
Courier / Fax advice  |     |         INSTRUCTION OF VOTING
                      |     |
                      v     |
             ----------------------------
             |   IAL Settlement Team    |<-----|
             ----------------------------      |
                         |                     |
                         |                     |
                         |   Memo              |
                         v                     |
             ----------------------------      |
             |      Primary Equity      |      |    ADVISE DECISION
             |  Investment Manager for  |      |    (RETURN EMAIL)
             |      relevant market     |      |
             ----------------------------      |
                         |                     |
                         |                     |
                         |   Decision          |
                         v                     |
             ----------------------------      |
             |          Vote            |------|
             ----------------------------

     4.2 As shown by the diagram, a central administrative role is performed by our Settlement Team, located within the Client Administration section. The initial role of the Settlement Team is to receive company notice papers via the range of custodians who hold shares on behalf of our clients, to ascertain which client portfolios hold the stock, and to initiate the decision-making process by distributing the company notice papers to the Primary Investment Manager responsible for the company in question.

     4.3 A voting decision on each company resolution (whether a yes or no vote, or a recommended abstention) is made by the Primary Investment Manager responsible for the company in question. Invesco believes that this approach is preferable to the appointment of a committee with responsibility for handling voting issues across all companies, as it takes advantage of the expertise of individuals whose professional lives are occupied by analysing particular companies and sectors, and who are familiar with the issues facing particular companies through their regular company visits.

     4.4 Moreover, the Primary Equity Manager has overall responsibility for the relevant market and this ensures that similar issues which arise in different companies are handled in a consistent way across the relevant market.

     4.5 The voting decision is then documented and passed back to the Settlement Team, who issue the voting instructions to each custodian in advance of the closing date for receipt of proxies by the company. At the same time, the Settlement Team logs all proxy voting activities for record keeping or client reporting purposes.

     4.6 A key task in administering the overall process is the capture and dissemination of data from companies and custodians within a time frame that makes exercising votes feasible in practice. This applies particularly during the company Annual General Meeting "season", when there are typically a large number of proxy voting issues under consideration simultaneously. Invesco has no control over the former dependency and Invesco's ability to influence a custodian's service levels are limited in the case of individually-managed clients, where the custodian is answerable to the client.

     4.7 The following policy commitments are implicit in these administrative and decision-making processes:

          INTERNAL ADMINISTRATION AND DECISION-MAKING PROCESS

          Invesco will consider all resolutions put forward in the Annual General Meetings or other decision-making forums of all companies in which investments are held on behalf of clients, where it has the authority to exercise voting powers. This consideration will occur in the context of our policy on Key Voting Issues outlined in Section 3.

          The voting decision will be made by the Primary Investment Manager responsible for the market in question.

          A written record will be kept of the voting decision in each case, and in case of an opposing vote, the reason/comment for the decision.

          Voting instructions will be issued to custodians as far as practicable in advance of the deadline for receipt of proxies by the company. Invesco will monitor the efficiency with which custodians implement voting instructions on clients' behalf.

          Invesco's ability to exercise proxy voting authority is dependent on timely receipt of notification from the relevant custodians.

5.   CLIENT REPORTING

     5.1  Invesco will keep records of its proxy voting activities.

     5.2 Upon client request, Invesco will regularly report back to the client on proxy voting activities for investments owned by the client.

     5.2 The following points summarise Invesco's policy commitments on the reporting of proxy voting activities to clients (other than in cases where specific forms of client reporting are specified in the client's mandate):

          CLIENT REPORTING

          Where proxy voting authority is being exercised on a client's behalf, a statistical summary of voting activity will be provided on request as part of the client's regular quarterly report.

          Invesco will provide more detailed information on particular proxy voting issues in response to requests from clients wherever possible.

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                       INVESCO INSTITUTIONAL (N.A.), INC.
                  INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.
                     INVESCO SENIOR SECURED MANAGEMENT, INC.

                                 (INVESCO LOGO)

                              PROXY VOTING POLICIES

                                       AND

                                   PROCEDURES

                                                                   April 1, 2006

                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

     (1)  describe any real or perceived conflict of interest,

     (2)  discuss any procedure used to address such conflict of interest,

     (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

     (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                             CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

     - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

     - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

     - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of the most recent ISS US Proxy Voting Guidelines Summary can be found on ISS's website at www.issproxy.com. From this website, click on ISS Governance Services tab, next click on "Policy Gateway", next click on "2008 Policy Information", and then click on "Download 2008 U.S. Proxy Voting Guidelines Summary."

                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

     I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                        ----------------------------------------
                                                      Print Name


---------------------------             ----------------------------------------
          Date                                         Signature

                     PROXY POLICY APPLIES TO THE FOLLOWING:
                   INVESCO TRIMARK INVESTMENT MANAGEMENT INC.

                             PROXY VOTING
Policy Number: B-6   Effective Date: May 1, 2001   Revision Date: November 6, 2006

PURPOSE AND BACKGROUND

In its trusteeship and management of mutual funds, AIM Trimark acts as fiduciary to the unitholders and must act in their best interests.

APPLICATION

AIM Trimark will make every effort to exercise all voting rights with respect to securities held in the mutual funds that it manages in Canada or to which it provides sub-advisory services, including a Fund registered under and governed by the US Investment Company Act of 1940, as amended (the "US Funds") (collectively, the "Funds"). Proxies for the funds distributed by AIM Trimark Investments and managed by an affiliate or a third party (a "Sub-Advisor") will be voted in accordance with the Sub-Advisor's policy, unless the sub-advisory agreement provides otherwise.

The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund. Portfolio managers must vote proxies in accordance with the Guidelines, as amended from time to time, a copy of which is attached to this policy.

When a proxy is voted against management's recommendation, the portfolio manager will provide to the CIO the reasons in writing for any vote in opposition to management's recommendation.

AIM Trimark may delegate to a third party the responsibility to vote proxies on behalf of all or certain Funds, in accordance with the Guidelines.

RECORDS MANAGEMENT

The Investment Department will endeavour to ensure that all proxies and notices are received from all issuers on a timely basis, and will maintain for all Funds

     -    A record of all proxies received;

     -    a record of votes cast;

     -    a copy of the reasons for voting against management; and for the US
          Funds

     -    the documents mentioned above; and

     - a copy of any document created by AIM Trimark that was material to making a decision how to vote proxies on behalf of a US Fund and that memorializes the basis of that decision.

AIM Trimark has a dedicated Central Proxy Administrator who manages all proxy voting materials. Proxy voting circulars for all companies are received electronically through an external service provider. Circulars for North American companies and ADRs are generally also received in paper format.

Once a circular is received, the Administrator verifies that all shares and Funds affected are correctly listed. The Administrator then gives a copy of the proxy summary to each affected portfolio manager and maintains a tracking list to ensure that all proxies are voted within the prescribed deadlines.

Once voting information has been received from the portfolio managers, voting instructions are sent electronically to the service provider who then forwards the instructions to the appropriate proxy voting agent or transfer agent. The external service provider retains on behalf of AIM Trimark a record of the votes cast and agrees to provide AIM Trimark with a copy of proxy records promptly upon request. The service provider must make all documents available to AIM Trimark for a period of 6 years.

In the event that AIM Trimark ceases to use an external service provider, all documents would be maintained and preserved in an easily accessible place i) for a period of 2 years where AIM Trimark carries on business in Canada and ii) for a period of 3 years thereafter at the same location or at any other location.

REPORTING

The CIO will report on proxy voting to the Fund Boards on an annual basis with respect to all funds managed in Canada or distributed by AIM Trimark Investments and managed by a Sub-Advisor. The CIO will report on proxy voting to the Board of Directors of the US Funds as required from time to time.

In accordance with NI 81-106, proxy voting records for all Canadian mutual funds for years ending June 30th are posted on AIM Trimark's websites. The AIM Trimark Compliance department will review the proxy voting records held by AIM Trimark on an annual basis.

                             AIM TRIMARK INVESTMENTS

                    PROXY VOTING GUIDELINES (APRIL 17, 2006)

PURPOSE

The purpose of this document is to describe AIM Trimark's general guidelines for voting proxies received from companies held in AIM Trimark's Toronto-based funds. Proxy voting for the funds managed on behalf of AIM Trimark on a sub-advised basis (i.e. by other AMVESCAP business units or on a third party basis) are subject to the proxy voting policies & procedures of those other entities. As part of its regular due diligence, AIM Trimark will review the proxy voting policies & procedures of any new sub-advisors to ensure that they are appropriate in the circumstances.

INTRODUCTION

AIM Trimark has the fiduciary obligation to ensure that the long-term economic best interest of unitholders is the key consideration when voting proxies of portfolio companies. As a general rule, AIM Trimark shall vote against any actions that would:

     -    reduce the rights or options of shareholders,

     - reduce shareholder influence over the board of directors and management,

     - reduce the alignment of interests between management and shareholders, or

     -    reduce the value of shareholders' investments.

At the same time, since AIM Trimark's Toronto-based portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which they invest, and will accord proper weight to the positions of a company's board of directors. Therefore, in most circumstances, votes will be cast in accordance with the recommendations of the company's board of directors.

While AIM Trimark's proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate.

These guidelines may be amended from time to time.

CONFLICTS OF INTEREST

When voting proxies, AIM Trimark's portfolio managers assess whether there are material conflicts of interest between AIM Trimark's interests and those of unitholders. A potential conflict of interest situation may include where AIM Trimark or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm AIM Trimark's relationship with the company. In all situations, the portfolio managers will not take AIM Trimark's relationship with the company into account, and will vote the proxies in the best interest of the unitholders. To the extent that a portfolio manager has any conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue. Portfolio managers are required to report to the Chief Investment Officer any such conflicts of interest and/or attempts by outside parties to improperly influence the voting process.

BOARDS OF DIRECTORS

We believe that a board that has at least a majority of independent directors is integral to good corporate governance. Unless there are restrictions specific to a company's home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes in an uncontested election of directors are evaluated on a CASE-BY-CASE basis, considering factors that may include:

     -    Long-term company performance relative to a market index,

     -    Composition of the board and key board committees,

     -    Nominee's attendance at board meetings,

     - Nominee's time commitments as a result of serving on other company boards,

     -    Nominee's investments in the company,

     -    Whether the chairman is also serving as CEO, and

     -    Whether a retired CEO sits on the board.

VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering factors that may include:

     - Long-term financial performance of the target company relative to its industry,

     -    Management's track record,

     -    Background to the proxy contest,

     -    Qualifications of director nominees (both slates),

     - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

     -    Stock ownership positions.

MAJORITY THRESHOLD VOTING FOR DIRECTOR ELECTIONS

We will generally vote FOR proposals that require directors to be elected with an affirmative majority of votes cast unless the relevant portfolio manager believes that the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate and timely response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

REIMBURSEMENT OF PROXY SOLICITATION EXPENSES

Decisions to provide reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

SEPARATING CHAIRMAN AND CEO

Shareholder proposals to separate the chairman and CEO positions should be evaluated on a CASE-BY-CASE basis. While we generally SUPPORT these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position. Voting decisions will take into account factors such as:

     - Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;

     -    Majority of independent directors;

     -    All-independent key committees;

     -    Committee chairpersons nominated by the independent directors;

     - CEO performance is reviewed annually by a committee of outside directors; and

     -    Established governance guidelines.

MAJORITY OF INDEPENDENT DIRECTORS

While we generally support shareholder proposals asking that a majority of directors be independent, each proposal should be evaluated on a CASE-BY-CASE basis.

We generally vote FOR shareholder proposals that request that the board's audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS

We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders. Share ownership by directors better aligns their interests with those of other shareholders. Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.

We generally vote FOR proposals that require a certain percentage of a director's compensation to be in the form of common stock.

SIZE OF BOARDS OF DIRECTORS

We believe that the number of directors is important to ensuring the board's effectiveness in maximizing long-term shareholder value. The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome.

While we will prefer a board of no fewer than 5 and no more than16 members, each situation will be considered on a CASE-BY-CASE basis taking into consideration the specific company circumstances.

CLASSIFIED OR STAGGERED BOARDS

In a classified or staggered board, directors are typically elected in two or more "classes", serving terms greater than one year.

We prefer the annual election of all directors and will generally not support proposals that provide for staggered terms for board members. We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a CASE-BY-CASE basis.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION

We recognize that many individuals may be reluctant to serve as corporate directors if they were to be personally liable for all lawsuits and legal costs. As a result, limitations on directors' liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.

We generally vote FOR proposals that limit directors' liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the corporation and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

AUDITORS

A strong audit process is a requirement for good corporate governance. A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.

RATIFICATION OF AUDITORS

We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We generally vote FOR the reappointment of the company's auditors unless:

     - It is not clear that the auditors will be able to fulfill their function;

     - There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

     - The auditors have a significant professional or personal relationship with the issuer that compromises their independence.

DISCLOSURE OF AUDIT VS. NON-AUDIT FEES

Understanding the fees earned by the auditors is important for assessing auditor independence. Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees.

There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees. In these circumstances, we will generally SUPPORT proposals that call for this disclosure.

COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers and directors and is reasonable on the whole.

While we generally encourage companies to provide more transparent disclosure related to their compensation programs, the following are specific guidelines dealing with some of the more common features of these programs (features not specifically itemized below will be considered on a CASE-BY-CASE basis taking into consideration the general principles described above):

CASH COMPENSATION AND SEVERANCE PACKAGES

We will generally SUPPORT the board's discretion to determine and grant appropriate cash compensation and severance packages.

EQUITY BASED PLANS - DILUTION

We will generally vote AGAINST equity-based plans where the total dilution (including all equity-based plans) is excessive.

EMPLOYEE STOCK PURCHASE PLANS

We will generally vote FOR the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a CASE-BY-CASE basis.

LOANS TO EMPLOYEES

We will vote AGAINST the corporation making loans to employees to allow employees to pay for stock or stock options. It is recognized that country specific circumstances may exist that require proposals to be reviewed on a CASE-BY-CASE basis.

STOCK OPTION PLANS - BOARD DISCRETION

We will vote AGAINST stock option plans that give the board broad discretion in setting the terms and conditions of the programs. Such programs should be submitted with detail and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.

STOCK OPTION PLANS - INAPPROPRIATE FEATURES

We will generally vote AGAINST plans that have any of the following structural features:

     -    ability to re-price "underwater" options without shareholder approval,

     - ability to issue options with an exercise price below the stock's current market price,

     -    ability to issue "reload" options, or

     -    automatic share replenishment ("evergreen") features.

STOCK OPTION PLANS - DIRECTOR ELIGIBILITY

While we prefer stock ownership by directors, we will SUPPORT stock option plans for directors as long as the terms and conditions of director options are clearly defined and are reasonable.

STOCK OPTION PLANS - REPRICING

We will vote FOR proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.

STOCK OPTION PLANS - VESTING

We will vote AGAINST stock option plans that are 100% vested when granted.

STOCK OPTION PLANS - AUTHORIZED ALLOCATIONS

We will generally vote AGAINST stock option plans that authorize allocation of 25% or more of the available options to any one individual.

STOCK OPTION PLANS - CHANGE IN CONTROL PROVISIONS

We will vote AGAINST stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.

CORPORATE MATTERS

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers & acquisitions on a CASE-BY-CASE basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

COMMON STOCK AUTHORIZATION

We will review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

DUAL CLASS SHARE STRUCTURES

Dual class share structures involve a second class of common stock with either superior or inferior voting rights to those of another class of stock.

We will generally vote AGAINST proposals to create or extend dual class share structures where certain stockholders have superior or inferior voting rights to another class of stock.

STOCK SPLITS

We will vote FOR proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS

We will vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

SHARE REPURCHASE PROGRAMS

We will vote AGAINST proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.

REINCORPORATION

Reincorporation involves re-establishing the company in a different legal jurisdiction.

We will generally vote FOR proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move. Proposals to reincorporate will not be supported if solely as part of an anti-takeover defense or as a way to limit directors' liability.

MERGERS & ACQUISITIONS

We will vote FOR merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:

     -    will result in financial and operating benefits,

     -    have a fair offer price,

     -    have favourable prospects for the combined companies, and

     - will not have a negative impact on corporate governance or shareholder rights.

SOCIAL RESPONSIBILITY

We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers, and creditors, among others.

We believe that companies and their boards must give careful consideration to social responsibility issues in order to enhance long-term shareholder value.

We SUPPORT efforts by companies to develop policies and practices that consider social responsibility issues related to their businesses.

SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence. As a result, shareholder proposals will be reviewed on a CASE-BY-CASE basis with consideration of factors such as:

     - the proposal's impact on the company's short-term and long-term share value,

     -    its effect on the company's reputation,

     -    the economic effect of the proposal,

     -    industry and regional norms applicable to the company,

     -    the company's overall corporate governance provisions, and

     -    the reasonableness of the request.

We will generally SUPPORT shareholder proposals that require additional disclosure regarding corporate responsibility issues where the relevant portfolio manager believes:

     - the company has failed to adequately address these issues with shareholders,

     - there is information to suggest that a company follows procedures that are not in compliance with applicable regulations, or

     - the company fails to provide a level of disclosure that is comparable to industry peers or generally accepted standards.

We will generally NOT SUPPORT shareholder proposals that place arbitrary or artificial constraints on the board, management or the company.

ORDINARY BUSINESS PRACTICES

We will generally SUPPORT the board's discretion regarding shareholder proposals that involve ordinary business practices.

PROTECTION OF SHAREHOLDER RIGHTS

We will generally vote FOR shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

BARRIERS TO SHAREHOLDER ACTION

We will generally vote FOR proposals to lower barriers to shareholder action.

SHAREHOLDER RIGHTS PLANS

We will generally vote FOR proposals to subject shareholder rights plans to a shareholder vote.

OTHER

We will vote AGAINST any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

We will vote AGAINST any proposals to authorize the company to conduct any other business that is not described in the proxy statement (including the authority to approve any further amendments to an otherwise approved resolution).

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


             All information listed below is as of August 29, 2008.


AIM FLOATING RATE FUND


                                         CLASS A SHARES   CLASS C SHARES   CLASS R SHARES   CLASS Y SHARES*   INSTITUTIONAL CLASS
                                           PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE          PERCENTAGE
NAME AND ADDRESS OF                         OWNED OF         OWNED OF         OWNED OF         OWNED OF            OWNED OF
PRINCIPAL HOLDER                             RECORD           RECORD           RECORD           RECORD              RECORD
-------------------                      --------------   --------------   --------------   ---------------   -------------------
AIM Conservative Asset Allocation                --              --                 --              --              19.90%
Fund Omnibus Account
c/o AIM Advisors
11 E. Greenway Plaza
Ste. 100
Houston, TX 77046-1113

AIM Income Allocation Fund                       --              --                 --              --               13.42%
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plaza
Ste. 100
Houston, TX 77046-1113

AIM Moderate Asset Allocation Fund               --              --                 --              --               44.94%
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plaza
Ste. 100
Houston, TX 77046-1113

                                         CLASS A SHARES   CLASS C SHARES   CLASS R SHARES   CLASS Y SHARES*   INSTITUTIONAL CLASS
                                           PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE          PERCENTAGE
NAME AND ADDRESS OF                         OWNED OF         OWNED OF         OWNED OF         OWNED OF            OWNED OF
PRINCIPAL HOLDER                             RECORD           RECORD           RECORD           RECORD              RECORD
-------------------                      --------------   --------------   --------------   ---------------   -------------------
AIM Moderately Conservative                      --              --                 --              --             12.30--%
Allocation Fund Omnibus Account
c/o AIM Advisors
11 Greenway Plaza
Ste. 100
Houston, TX 77046-1113

Charles Schwab & Co. Inc.                      6.87%             --                 --              --                  --
Special Custody FBO Customers (SIM)
Attn:  Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

Citigroup Global Markets House Acct.           5.87%           5.90%                --              --                  --
Attn:  Cindy Tempesta, 7th Floor
333 W. 34th St.
New York, NY 10001-2402

Judith C. Foss                                   --              --               7.10%             --                  --
Judith C. Foss
336 Cousins St.
Yarmouth, ME 04096-5508

Jennifer R. Jacobson                             --              --              11.02%             --                  --
Jennifer R. Jacobson
P.O. Box 677
Yarmouth, ME 04096-0677

Keramik Corporation                              --              --              12.62%             --                  --
Karen D. Kramer
3 Decary Rd.
Biddeford, ME 04005-9711

Merrill Lynch Pierce Fenner & Smith              --           22.48%                --              --                  --
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr.. East
2nd Floor
Jacksonville, FL 32246-6484

                                         CLASS A SHARES   CLASS C SHARES   CLASS R SHARES   CLASS Y SHARES*   INSTITUTIONAL CLASS
                                           PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE          PERCENTAGE
NAME AND ADDRESS OF                         OWNED OF         OWNED OF         OWNED OF         OWNED OF            OWNED OF
PRINCIPAL HOLDER                             RECORD           RECORD           RECORD           RECORD              RECORD
-------------------                      --------------   --------------   --------------   ---------------   -------------------
MG Trust Company Cust FBO                        --              --              10.13%             --                  --
Ebner Furnaces Inc. Employees 401k
700 17th St. Ste. 300
Denver, CO 80202-3531

MG Trustco 401k                                  --              --               5.81%             --                  --
FBO Heifer International Foundation
403B
700 17th St. Ste 300
Denver, CO 80202-3531

MG Trustco Cust FBO                              --              --               5.01%             --                  --
Heifer International Foundation Emp.
700 17th Street Suite 300
Denver, CO 80202-3531

Morgan Stanley DW                                --            6.18%                --              --                  --
Attn:  Mutual Fund Operations
3 Harborside Pl.
Floor 6
Jersey City, NJ 07311-3907

Pershing LLC                                  16.54%          11.78%             11.13%             --                  --
1 Pershing Plaza
Jersey City, NJ 07339-0001

George E. Prescott                               --              --              19.42%             --                 --
George E. Prescott
4 Windward Ln
Scarborough, ME 04074-8244

Ryder Creative Inc.                              --              --               5.92%             --                  --
Thomas A. Ryder
5 Old Oregon Trl.
Acton, MA 01720-7744


*    Class Y shares commenced operations on October 3, 2008

AIM MULTI-SECTOR FUND


                                           CLASS A      CLASS B      CLASS C      CLASS Y    INSTITUTIONAL
                                           SHARES       SHARES       SHARES       SHARES*        CLASS
                                         PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                           RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                      ----------   ----------   ----------   ----------   -------------
AIM Growth Allocation Fund                    --           --           --           --          50.59%
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz., Ste. 100
Houston, TX 77046-1113

AIM Moderate Asset Allocation Fund            --           --           --           --          22.03%
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz., Ste. 100
Houston, TX 77046-1113

AIM Moderate Growth Allocation Fund           --           --           --           --          22.38%
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz,, Ste. 100
Houston, TX 77046-1113

Charles Schwab & Co. Inc.                  33.19%          --           --           --             --
Special Custody Acct for the
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

Merrill Lynch                                 --           --         5.34%          --             --
4800 Deer Lake Dr. East
Jacksonville, FL, 32246-6484

Pershing LLC                               10.15%       13.76%       22.38%          --             --
1 Pershing Plz.
Jersey City, NJ 07399-0001


*    Class Y shares commenced operations on October 3, 2008

AIM SELECT REAL ESTATE FUND


                                           CLASS A      CLASS B      CLASS C      CLASS Y    INSTITUTIONAL
                                           SHARES       SHARES       SHARES       SHARES*        CLASS
                                         PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                           RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                      ----------   ----------   ----------   ----------   -------------
AIM Conservative Asset Allocation             --           --           --                       26.36%
Fund Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste. 100
Houston, TX 77046-1113

AIM Income Allocation Fund
Omnibus Account
c/o AIM Advisors                              --           --           --          --           49.26%
11 E Greenway Plaza Ste. 100
Houston, TX 77046-1113

AIM Moderately Conservative
Allocation Fund Omnibus Account
c/o AIM Advisors                              --           --           --          --           22.71%
11 E Greenway Plaza Ste. 100
Houston, TX 77046-1113

Charles Schwab & Co. Inc.
101 Montgomery St.                          5.58%          --           --          --              --
San Francisco, CA 94104-4151

Citigroup Global Markets House Acct.       17.11%          --        30.16%         --              --
Attn:  Cindy Tempesta, 7th Floor
333 W. 34th St.
New York, NY 10001-2402

INTC Cust SEP IRA
Williams Ristoff Proper Plc FBO
Stephen R. WIliams
670 Old East Lake Rd.                         --         7.61%          --          --              --
Tarpon Spgs, FL 34688-8404

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                  7.38%          --        10.21%         --              --
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484

                                           CLASS A      CLASS B      CLASS C      CLASS Y    INSTITUTIONAL
                                           SHARES       SHARES       SHARES       SHARES*        CLASS
                                         PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                           RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                      ----------   ----------   ----------   ----------   -------------
Pershing LLC
1 Pershing Plz.                               --        18.12%       10.57%         --              --
Jersey City, NJ 07399-0001


*    Class Y shares commenced operations on October 3, 2008

AIM STRUCTURED CORE FUND


                                           CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y     INVESTOR    INSTITUTIONAL
                                           SHARES       SHARES       SHARES       SHARES       SHARES*       CLASS         CLASS
                                         PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                           RECORD       RECORD       RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                      ----------   ----------   ----------   ----------   ----------   ----------   -------------
A I M Advisors                                --         7.07%          --        21.99%         --            --            --
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

Albright & Associates                         --           --         8.48%          --          --            --            --
James W. Albright
535 Central Avenue
St. Petersburg, FL 33701-3703

American Enterprise Investment Svcs           --         9.88%          --           --          --            --            --
P.O. Box 9446
Minneapolis, MN 55474-0001

American Enterprise Investment Svcs           --         6.11%          --           --          --            --            --
P.O. Box 9446
Minneapolis, MN 55474-0001

American Enterprise Investment Svcs           --         5.31%          --           --          --            --            --
P.O. Box 9446
Minneapolis, MN 55474-0001

                                           CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y     INVESTOR    INSTITUTIONAL
                                           SHARES       SHARES       SHARES       SHARES       SHARES*       CLASS         CLASS
                                         PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                           RECORD       RECORD       RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                      ----------   ----------   ----------   ----------   ----------   ----------   -------------
Charles Schwab & Co. Inc.                   6.85%          --           --           --          --            --            --
Special Custody FBO Customers (SIM)
Attn:  Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

Delaware Charter Guarantee & Trust            --           --           --           --          --         10.63%           --
FBO Various Qualified Plans
711 High St.
Des Moines, IA 50309-2732

Gregg C Mazonas DDS PC                        --           --           --        50.31%         --            --            --
401(K) Plan
Gregg C Mazonas Trustee
2158 Intelliplex Dr. Ste 114
Shelbyville, IN 46176-8549

Ilsley Trustco NA                             --           --           --           --          --            --          5.64%
Mitra & Co. FBO 98
c/o Marshall
11270 West Park Pl Ste. 400
Milwaukee, WI 53224-3638

INTC                                                       --         6.69%          --          --            --            --
Brentwood Travel Inc
Stephanie Turner
2401 Wexford Woods Ct.
Saint Louis, MO 63131-1139

INTC                                          --        11.85%          --           --          --            --            --
Sharp & Company CPAS
R Patrick Sharp III
2439 Manhattan Blvd. Ste. 205
Harvey, LA 70058-5342

INTC Cust IRA                                 --         6.13%          --           --          --            --            --
W Bruce Taylor Deceased
FBO Leah T Booher
Janice T Booher GDN
9376 Water Course Way
Boynton Beach, FL. 33437-2855

                                           CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y     INVESTOR    INSTITUTIONAL
                                           SHARES       SHARES       SHARES       SHARES       SHARES*       CLASS         CLASS
                                         PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                           RECORD       RECORD       RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                      ----------   ----------   ----------   ----------   ----------   ----------   -------------
Invesco Group Services Inc.                    --           --           --           --         --             --          6.61%
1315 Peachtree St NE
4th Floor General Ledger Accounting
Atlanta, GA 30309-7515

Johnston County Youth Services Inc.            --           --           --        27.70%        --             --            --
401(K) Plan
Deborah Bolin Trustee
310 E. Johnson St.
Smithfield, NC 27577-4569

Merrill Lynch Security                         --           --           --           --         --             --         30.03%
4800 Deer Lake Dr. East
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith            --        15.28%       52.30%          --         --             --            --
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484

National Financial Services Corp.              --           --           --           --         --          53.69%           --
The Executive Benefit of Customers
One World Financial Center
200 Liberty St. 5th Floor
Attn:  Kate- Recon
New York, NY 10281-5503

Patricia Whelan TTEE                        17.26%         --           --           --          --             --            --
Fred M. Whelan Fam
UA DTD 07/01/2006
500 W. Texas Ave., Apt 163
Webster, TX 77598-3290

                                           CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y     INVESTOR    INSTITUTIONAL
                                           SHARES       SHARES       SHARES       SHARES       SHARES*       CLASS         CLASS
                                         PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                           RECORD       RECORD       RECORD       RECORD       RECORD       RECORD         RECORD
--------------------------------------   ----------   ----------   ----------   ----------   ----------   ----------   -------------
Pershing LLC                                 5.38%         --           --           --          --             --            --
1 Pershing Plz
Jersey City, NJ 07399-0001


*    Class Y shares commenced operations on October 3, 2008

AIM STRUCTURED GROWTH FUND


                                           CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y    INSTITUTIONAL
                                           SHARES       SHARES       SHARES       SHARES       SHARES*        CLASS
                                         PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                           RECORD       RECORD       RECORD       RECORD       RECORD         RECORD
--------------------------------------   ----------   ----------   ----------   ----------   ----------   -------------
A I M Advisors, Inc.                           --           --           --        12.56%        --              --
Attn:  Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

AIM Growth Allocation Fund                     --           --           --           --         --           40.70%
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz.,
Ste. 100
Houston, TX 77046-1113

AIM Moderate Asset Allocation Fund             --           --           --           --         --           27.69%
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz., Ste. 100
Houston, TX 77046-1113

AIM Moderate Growth Allocation Fund            --           --           --           --         --           24.75%
Omnibus Account
c/o IAIM Advisors
11 Greenway Plz.
Ste. 100
Houston, TX 77046-1113

                                           CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y    INSTITUTIONAL
                                           SHARES       SHARES       SHARES       SHARES       SHARES*        CLASS
                                         PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                           RECORD       RECORD       RECORD       RECORD       RECORD         RECORD
--------------------------------------   ----------   ----------   ----------   ----------   ----------   -------------
Amoskeag Chiropractic Inc.                     --           --           --        26.49%        --              --
Edward J. Rusher
357 Coolidge Ave.
Manchester, NH 03102-3206

Amoskeag Chiropractic Inc.                     --           --           --        20.01%        --              --
Eleanor Rusher
357 Coolidge Ave.
Manchester, NH 03102-3206

Barber & Bartz                                 --         8.21%          --           --         --              --
Ron B Barber
525 S Main Ste 800
Tulsa, OK 74103-4511

Usha Balasubramanian                         5.40%          --           --           --         --              --
Bala Balasubramanian JTWROS
1240 Normandy Dr.
Blue Bell, PA 19422-1432

Charles Schwab & Co. Inc                       --           --         9.91%          --         --              --
Special Custody Acct.
FBO Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

INTC Cust IRA R/O                              --         5.55%          --           --         --              --
FBO Lisa M. Butterfield
Lisa Butterfield
169 Limerock Rd.
Smithfield, RI 02917-1916

Merrill Lynch Pierce Fenner & Smith         24.55%        8.36%       63.33%          --         --              --
FBO The Sole Benefit of Customers
Attn: Fund Administration
48800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

                                           CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y    INSTITUTIONAL
                                           SHARES       SHARES       SHARES       SHARES       SHARES*        CLASS
                                         PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                           RECORD       RECORD       RECORD       RECORD       RECORD         RECORD
--------------------------------------   ----------   ----------   ----------   ----------   ----------   -------------
Morgan Stanley DW                           21.22%          --           --           --         --              --
Attn: Mutual Fund Operations
3 Harborside Pl. FL. 6
Jersey City, NJ 07311-3907

NFS LLC FBO                                    --         6.67%          --           --         --              --
Bruce Jacobs
P.O. Box 204
Richmond, VT 05477-0204

NFS LLC FBO                                    --         8.89%          --                      --              --
NFS/FMTC IRA
FBO Glenda S Mayes
407 Milky Way
Stockbridge, GA 30281-5901

Pershing LLC                                 8.35%          --           --        39.78%        --              --
1 Pershing Plz.
Jersey City, NJ 07399-0001


*    Class Y shares commenced operations on October 3, 2008.

AIM STRUCTURED VALUE FUND


                                           CLASS A      CLASS B      CLASS C      CLASS R      CLASS Y     INVESTOR    INSTITUTIONAL
                                           SHARES       SHARES       SHARES       SHARES       SHARES*       CLASS         CLASS
                                         PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                       OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                           RECORD       RECORD       RECORD       RECORD       RECORD       RECORD         RECORD
--------------------------------------   ----------   ----------   ----------   ----------   ----------   ----------   -------------
AIM Advisors, Inc.                             --           --           --         6.81%        --             --            --
Attn: Corporate Controller
1360 Peachtree St. NE
Atlanta, GA 30309-3283

AIM Growth Allocation Fund                     --           --           --           --         --             --         41.59%
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz.
Ste. 100
Houston, TX 77046-1113

                                       CLASS A      CLASS B     CLASS C     CLASS R     CLASS Y    INVESTOR   INSTITUTIONAL
                                        SHARES       SHARES      SHARES      SHARES      SHARES*     CLASS        CLASS
                                      PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                    OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF
PRINCIPAL HOLDER                        RECORD      RECORD      RECORD      RECORD      RECORD      RECORD       RECORD
-----------------------------------   ----------  ----------  ----------  ----------  ----------  ----------  -------------
AIM Moderate Asset Allocation Fund
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plz.                        --          --           --         --         --          --          25.87%
Ste. 100
Houston, TX 77046-1113

AIM Moderate Growth Allocation Fund
Omnibus Account
c/o AIM Advisors
11 Greenway Plz.                           --          --           --         --         --          --          24.53%
Ste. 100
Houston, TX 77046-1113

Ameritrade Inc.
P.O. Box 2226                              --          --           --      15.54%        --          --             --
Omaha, NE 68103-2226

Amoskeag Chiropractic Inc.
Edward J. Rusher
357 Coolidge Ave.                          --          --           --      36.36%        --          --             --
Manchester, NH 03102-3206

Amoskeag Chiropractic Inc.
Eleanor Rusher
357 Coolidge Ave.                          --          --           --      27.95%        --          --             --
Manchester, NH 03102-3206

INTC Cust IRA R/O
FBO Frederick M. Stenross
41 Tilstone Pl.                            --          --        13.83%        --         --          --             --
Rochester, NY 14618-2853

George A McCall DBA Investment Adv
401(K) Plan
George A McCall Trustee                    --          --           --       5.87%        --          --             --
51 Mill St Bldg. D Suite 101
Hanover, MA 02339-1641

Plant A Plant Co. Inc.
Lisbeth Lynn Prins
25283 Lightridge Farm Rd.                  --          --         9.82%        --         --          --             --
Aldie, VA 20105-2605

                                       CLASS A      CLASS B     CLASS C     CLASS R     CLASS Y    INVESTOR   INSTITUTIONAL
                                        SHARES       SHARES      SHARES      SHARES      SHARES*     CLASS        CLASS
NAME AND ADDRESS OF                   PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE   PERCENTAGE
PRINCIPAL HOLDER                       OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF    OWNED OF     OWNED OF
                                        RECORD      RECORD      RECORD      RECORD      RECORD      RECORD       RECORD
-------------------                   ----------  ----------  ----------  ----------  ----------  ----------  -------------
Raymond James & Assoc. Inc.
FBO Jim Cruse & Linda A Cruse JTWROS
1017 Winchester Dr.                        --          --         6.89%        --         --          --             --
Pierre, SD 37501-2361

Resources Trust Company                    --          --         5.27%        --         --          --             --
FBO Richard A. Pierce
P.O. Box 5900
Denver, CO 80217-5900

Usha Balasubramanian & Bala              5.84%         --           --         --         --          --             --
Balasubramanian JTWROS
1240 Normandy Dr.
Blue Bell, PA 19422-1432

Window Treatments By Susan                 --          --         5.94%        --         --          --             --
Susan T. Keck
910 Bear Claw Way
Madison, WI 53717-2749

Yoke-Lin Kwok                              --          --           --      6.87%         --          --             --
Yoke-Lin Kwok
6721 Positano Ln.
San Jose, CA 95138-1319


*    Class Y shares commenced operations on October 3, 2008

MANAGEMENT OWNERSHIP


     As of August 29, 2008, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

                                   APPENDIX G

                                 MANAGEMENT FEES

     For the fiscal year ended August 31, 2007, the period January 1, 2006 through August 31, 2006 and the fiscal years ended December 31, 2005 and 2004, the management fees payable by the Fund and the Closed-End Fund, the amounts waived by Invesco Aim and the net fees paid by the Fund and the Closed-End Fund were as follows:

FUND NAME                                 AUGUST 31, 2007                               AUGUST 31, 2006(1)
----------------------  ----------------------------------------------  ----------------------------------------------
                        MANAGEMENT FEE  MANAGEMENT FEE  NET MANAGEMENT  MANAGEMENT FEE  MANAGEMENT FEE  NET MANAGEMENT
                           PAYABLE         WAIVERS        FEE PAID         PAYABLE         WAIVERS        FEE PAID
                        --------------  --------------  --------------  --------------  --------------  --------------
                          $1,807,602       $ 30,914       $1,776,688     $1,040,149        $376,615       $  663,534
AIM Floating Rate Fund
                                        DECEMBER 31 2005(2)                             DECEMBER 31, 2004(2)
                        ----------------------------------------------  ----------------------------------------------
                          $2,055,310       $282,192       $1,773,118     $ 2,209,289        $61,776       $2,147,513

(1) For the period January 1, 2006 through August 31, 2006. As a result of the reorganization of the Closed-End Fund into the Fund on April 13, 2006, the Fund's fiscal year end changed from December 31 to August 31. Amounts included prior to April 14, 2006 are fees paid by the Closed-End Fund.

(2) For the fiscal years ended December 31, 2005 and 2004. Amounts shown are fees paid by the Closed-End Fund.

                                   APPENDIX H
                               PORTFOLIO MANAGERS

PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS

     Invesco Aim's portfolio managers develop investment models which are used in connection with the management of certain AIM Funds as well as other mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following information is as of August 31, 2007:

                                    OTHER REGISTERED MUTUAL   OTHER POOLED INVESTMENT
                    DOLLAR RANGE   FUNDS MANAGED (ASSETS IN      VEHICLES MANAGED       OTHER ACCOUNTS MANAGED
                         OF               MILLIONS)            (ASSETS IN MILLIONS)      (ASSETS IN MILLIONS)
                    INVESTMENTS    ------------------------   -----------------------   ----------------------
                      IN EACH       NUMBER OF                  NUMBER OF                 NUMBER OF
PORTFOLIO MANAGER     FUND(1)        ACCOUNTS      ASSETS      ACCOUNTS      ASSETS      ACCOUNTS      ASSETS
-----------------   ------------   -----------   ----------   ----------   ----------   ----------   ---------
                                             AIM FLOATING RATE FUND
Thomas Ewald            None           None         None           1        $  979.1         1         $479.7
Gregory Stoeckle        None           None         None          20        $7,683.9         2         $663.3

POTENTIAL CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Advisor and each Sub-Advisor seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

     with these situations, the Advisor, each Sub-Advisor and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

- The Advisor and each Sub-Advisor determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor and each Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

- Finally, the appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

     The Advisor, each Sub-Advisor, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

For the Advisor and each affiliated Sub-Advisor

     The Advisor and each Sub-Advisor seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. The Advisor and each Sub-Advisor evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:

     Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Advisor and each Sub-Advisor's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     Annual Bonus. The portfolio managers are eligible, along with other employees of the Advisor and each Sub-Advisor, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available for the Advisor and each of the Sub-Advisor's investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

     Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1


SUB-ADVISOR                             PERFORMANCE TIME PERIOD (2)
-----------                             ----------------------------------------
Invesco Aim                             Four-year average performance against
                                        Fund peer group

Invesco Institutional (Except Invesco   One-, Three- and Five-year performance
Real Estate U.S.)                       against Fund peer group.
Invesco Global
Invesco Australia
Invesco Deutschland

Invesco Institutional - Invesco Real    N/A
Estate U.S.

Invesco Senior Secured                  N/A

Invesco Trimark                         One-year performance against Fund peer
                                        group.

                                        Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong                       One- and Three-year performance against
Invesco Asset Management                Fund peer group.

Invesco Japan                           One-, Three- and Five-year performance
                                        against the appropriate Micropol
                                        benchmark.


     Invesco Institutional - Invesco Real Estate U.S.'s bonus is based on net operating profits of Invesco Institutional - Invesco Real Estate U.S.

     Invesco Senior Secured's bonus is based on annual measures of equity return and standard tests of collateralization performance.

     High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

     Equity-Based Compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of Invesco's Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     Portfolio managers also participate in benefit plans and programs available generally to all employees.

----------
(2)  Rolling time periods based on calendar year end.

                                   APPENDIX I
                          ADMINISTRATIVE SERVICES FEES

     The Fund and the Closed-End Fund paid Invesco Aim the following amounts for administrative services:

FUND NAME                AUGUST 31, 2007   AUGUST 31, 2006(1)   2005(2)   2004(2)
---------                ---------------   ------------------   -------   -------
AIM Floating Rate Fund       $93,961            $33,288         $50,000   $63,488

(1) For the period January 1, 2006 through August 31, 2006. As a result of the reorganization of the Closed-End Fund into the Fund on April 13, 2006, the Fund's fiscal year end changed from December 31 to August 31. Amounts included prior to April 14, 2006 are fees paid by the Closed-End Fund.

(2) For the fiscal years ended December 31, 2005 and 2004, as applicable. Amounts shown are fees paid by the Closed-End Fund.

                                   APPENDIX J
                              BROKERAGE COMMISSIONS

     Brokerage commissions paid by the Fund were as follows:

FUND                     AUGUST 31, 2007   AUGUST 31, 2006   DECEMBER 31, 2005(1)   DECEMBER 31, 2004
----                     ---------------   ---------------   --------------------   -----------------
AIM Floating Rate Fund        $-0-               $-0-                $-0-                  $-0-

(1) For the period January 1, 2006 through August 31, 2006. As a result of the reorganization of the Closed-End Fund into the Fund on April 13, 2006, the Fund's fiscal year end changed from December 31 to August 31. Amounts included prior to April 14, 2006, if any, were paid by the Closed-End Fund.

                                   APPENDIX K

DIRECTED BROKERAGE (RESEARCH SERVICES)

     During the fiscal year ended August 31, 2007, the Fund allocated the following amount of transactions to broker-dealers that provided Invesco Aim with certain research, statistics and other information:

                                               RELATED
FUND                     TRANSACTIONS   BROKERAGE COMMISSIONS
----                     ------------   ---------------------
AIM Floating Rate Fund        $0                 $0

PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS

     During the fiscal year ended August 31, 2007, the Fund did not hold securities issued by "regular" brokers or dealers of the Fund.

                                   APPENDIX L

      CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS


1st Global Capital Corporation
401(k) Investment Services, Inc.
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
Advantage Capital Corporation
Allianz Life Insurance Company
Allstate Insurance Company
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
APS Financial Corporation
Associated Securities Corporation
AXA Advisors, LLC
The Bank of New York
Bear Stearns Securities Co
BOSC, Inc.
Branch Banking & Trust Company
Buck Kwasha Securities LLC
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Cantella & Co., Inc.
Cantor Fitzgerald
Centennial Bank
Charles Schwab & Company, Inc.
Chase Insurance Life and Annuity Company
Citibank, N.A.
Citigroup
CitiCorp Investment Services
Citigroup Global Markets, Inc.
Citistreet Equities LLC
Comerica Bank
Comerica Securities, Inc.
Commerce Bank
Commonwealth Financial Network
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
Credit Suisse Securities (USA) LLC
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
D.A. Davidson & Company
Equity Services, Inc.
Fidelity Brokerage Services, LLC
Fidelity Institutional Operations Company, Inc.
Fifth Third Securities, Inc.
Financial Network Investment Corporation
First Command Financial Planning, Inc.
First National Banker's Bank
First Southwest Company
Fiserv Investor Services, Inc.
Frost Brokerage Services, Inc.
Frost National Bank
FSC Securities Corporation
GE Life & Annuity Company
Goldman Sachs
Great West Life & Annuity Company
Guaranty Bank & Trust
Guardian Insurance & Annuity Company, Inc.
GunnAllen Finanical
Hartford Equity Sales Company
Hilliard Lyons, Inc.
Hornor Townsend & Kent, Inc.
Huntington
The Huntington Investment Company
ICMA Retirement Corporation
ING Financial Partners, Inc.
ING USA Annuity and Life Insurance Company
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investacorp, Inc.
Investment Centers of America, Inc.
Jefferson National Life Insurance Company
Jefferson Pilot Securities Corporation
JP Morgan Chase
JP Morgan Chase Bank, N.A.
JP Morgan Securities, Inc.
Kanaly Trust Company
LaSalle Bank, N.A.
Lincoln Financial Advisors Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corporation
M & T Securities, Inc.
M M L Investors Services, Inc.
Marshall & Ilsley Trust Co., N.A.
Mass Mutual
Matrix
McDonald Investments, Inc.
Mellon Bank N.A.
Mellon Financial
Mercer Trust Company
Merrill Lynch & Company, Inc.
Merrill Lynch Life Insurance Company
Metlife Securities, Inc.
Money Concepts Capital Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley
Morgan Stanley DW Inc.
Multi-Financial Securities Corporation
Mutual Service Corporation
N F P Securities, Inc.
NatCity Investments, Inc.
National City Bank
National Planning Corporation
Nationwide Investment Services Corporation
New England Securities Corporation
New York Life
Next Financial Group, Inc.
Northwestern Mutual Investment Services
NYLIFE Distributors, LLC
Oppenheimer & Company, Inc.
Pacific Life
Pershing LLC
PFS Investments, Inc.
Phoenix Life Insurance Company
Piper Jaffray & Company
PNC Bank, N.A.
Primevest Financial Services, Inc.
Principal Financial Group
Proequities, Inc.
The Provident Bank
Prudential
R B C Centura Securities, Inc.
R B C Dain Rauscher, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Regions Financial Corporation
Royal Alliance Associates, Inc.
S I I Investments, Inc.
Securities America, Inc.
Security Distributors, Inc.
Security Life of Denver
Sentra Securities Corporation
Sovereign Bank
Spelman & Company, Inc.
State Farm VP Management Corp
State Street Bank & Trust Company
Stifel Nicolaus & Company
SunAmerica Securities, Inc.
SunGard Institutional Brokerage, Inc.
Sun Life Insurance & Annuity Company
SunTrust Bank, Central Florida, N.A.
SunTrust Robinson Humphrey
Symetra Investment Services Inc.
TD Ameritrade

Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life Insurance & Annuity Company
T Rowe Price Investment Services Inc.
Trust Management Network, LLC
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
UMB Financial Services, Inc.
Union Bank of California
Union Bank of California, N.A.
Union Central Life Insurance Company
United Planner Financial Service
USAllianz Securities, Inc.
US Bank
U.S. Bank, N.A.
Vanguard Marketing Corp.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
vFinance Investments, Inc.
Wachovia Capital Markets LLC
Wachovia Securities, LLC
Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.
X C U Capital Corporation, Inc.
Zions Bank

                                   APPENDIX M

  AMOUNTS PAID TO INVESCO AIM DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

     A list of amounts paid by each class of shares of the Fund to Invesco Aim Distributors pursuant to the Plans for the fiscal year ended August 31, 2007 follows:

                          CLASS A    CLASS C   CLASS R
FUND                       SHARES    SHARES     SHARES
----                     --------   --------   -------
AIM Floating Rate Fund   $452,983   $473,362     $919

                                   APPENDIX N

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

     An estimate by category of the allocation of actual fees paid by Class A shares of the Fund during the fiscal yearended August 31, 2007, follows:

                                                                                               TRAVEL
                             PRINTING                                                         EXPENSES
                                &       UNDERWRITERS      DEALERS                            RELATED TO
               ADVERTISING    MAILING   COMPENSATION   COMPENSATION   PERSONNEL   SEMINARS    MARKETING
               -----------   --------   ------------   ------------   ---------   --------   ----------
AIM Floating
Rate Fund          $0           $0           $0          $452,983        $0           $0           $0

     An estimate by category of the allocation of actual fees paid by Class C shares of the Fund during the fiscal year ended August 31, 2007, follows:

                                                                                               TRAVEL
                             PRINTING                                                         EXPENSES
                                &       UNDERWRITERS      DEALERS                            RELATED TO
               ADVERTISING    MAILING   COMPENSATION   COMPENSATION   PERSONNEL   SEMINARS    MARKETING
               -----------   --------   ------------   ------------   ---------   --------   ----------
AIM Floating
Rate Fund         $4,194       $641       $112,543       $314,249      $36,901     $2,545      $2,290

     An estimate by category of the allocation of actual fees paid by Class R shares of the Fund during the fiscal year ended August 31, 2007, follows:

                                                                                               TRAVEL
                             PRINTING                                                         EXPENSES
                                &       UNDERWRITERS      DEALERS                            RELATED TO
               ADVERTISING    MAILING   COMPENSATION   COMPENSATION   PERSONNEL   SEMINARS    MARKETING
               -----------   --------   ------------   ------------   ---------   --------   ----------
AIM Floating
Rate Fund          $10          $0          $369           $290          $223        $14         $13

                                   APPENDIX O

                               TOTAL SALES CHARGES

     The following chart reflects the total sales charges paid in connection with the sale of Class A(1) shares of the Fund and the amount retained by Invesco Aim Distributors for the fiscal year ended August 31, 2007 and the fiscal period ended August 31, 2006:

                                 2007                 2006
                         -------------------   -----------------
                           SALES     AMOUNT     SALES     AMOUNT
                          CHARGES   RETAINED   CHARGES   CHARGED
                         --------   --------   -------   -------
AIM Floating Rate Fund   $164,957    $34,423   $40,429    $8,204

     The following chart reflects the contingent deferred sales charges paid by Class A(1,2), Class B(1,2,3), Class C(1,2) and Class R shareholders and retained by Invesco Aim Distributors for the fiscal year ended August 31, 2007 and the fiscal period ended August 31, 2006:

                           2007      2006
                         -------   -------
AIM Floating Rate Fund   $76,853   $59,582

(1) As a result of the reorganization of the Closed-End Fund into the Fund on April 13, 2006, the Fund's fiscal year end changed from December 31 to August 31. In connection with the reorganization, (1) certain shareholders of the Closed-End Fund Class B shares received Class A shares of the Fund while others received Class B1 shares of the Fund, and (2) shareholders of Class C shares of the Closed-End Fund received Class C shares of the Fund.

(2) Includes early withdrawal charges paid by Class B and Class C shares of the Closed-End Fund, as applicable, incurred prior to the reorganization.

(3)  Class B1 shares of the Fund converted to Class A shares on July 27, 2006.

     The following chart reflects the early withdrawal charges paid by Class B and Class C shareholders, if any, and retained by Invesco Aim Distributors for the fiscal years ended December 31, 2005 and 2004:

                    2005      2004
                  -------   -------
Closed-End Fund   $69,406   $134,636

                                  APPENDIX P-1

                    PENDING LITIGATION ALLEGING MARKET TIMING

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, Invesco Aim, Invesco Aim Management and certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived (with the exception of the Sayegh lawsuit discussed below).

     RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

     MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

     RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL

     MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

     L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
     Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE

     FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

     STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY
     P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY

     GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

     PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

     LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE

     OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

     SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

     HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs and expenses.

     Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.

     RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM

     STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON
     (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

     CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD
     J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
     R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND

     CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

     On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative (Essenmacher) and class action (Lepera) lawsuits. The MDL Court dismissed all derivative causes of action in the Essenmacher lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the Lepera class action lawsuit but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. On June 14, 2006, the MDL Court entered an order dismissing the Section 48 claim in the derivative (Essenmacher) lawsuit. Based on the MDL Court's March 1, 2006 and June 14, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit. Defendants filed their Original Answer in the class action (Lepera) lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative (Essenmacher) lawsuit. The Plaintiffs in the class action (Lepera) lawsuit stipulated that their claims against Invesco Aim, Invesco Aim Distributors and Invesco Aim Investment Services, Inc. ("Invesco Aim Investment Services") are based solely on successor liability for alleged timing in the AIM Funds formerly advised by IFG and that they are not making any claims based on alleged timing in the other AIM Funds. Based upon this stipulation, Invesco Aim withdrew its pending Motion to Dismiss the claims against Invesco Aim, Invesco Aim Distributors and Invesco Aim Investment Services. On July 3, 2007, the Defendants filed an Omnibus Motion to Dismiss in both the class action (Lepera) and derivative (Essenmacher) lawsuits based on Plaintiffs' lack of standing to sue for injuries to funds the Plaintiffs do not own. On October 19, 2007, Judge Motz for the MDL Court denied the Defendants' Motion to Dismiss.


     On September 15, 2006, Judge Motz for the MDL Court granted the Defendants' motion to dismiss the ERISA (Calderon) lawsuit and dismissed such lawsuit. The Plaintiff appealed this decision. On June 16, 2008, the Fourth Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

                                  APPENDIX P-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

     The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or Invesco Aim and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived.


     T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against Invesco Aim and other defendants. As a result, Invesco Aim is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by Plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. This case has been through various procedural steps, including complete dismissal and appeals. The parties were contesting whether the proper venue for this action is the Federal District Court or the Illinois State Court. On July 17, 2007, the Federal District Court ordered this case remanded back to Illinois State Court. On January 1, 2008, the Illinois State Court denied defendants' Motion to Dismiss. Pursuant to a settlement agreement, Plaintiffs filed a Motion to Dismiss with prejudice, which was granted on May 6, 2008.


     JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX P-3
                 OTHER ACTIONS INVOLVING AIM FLOATING RATE FUND

     AIM Floating Rate Fund has been named as a defendant in private civil actions based on its position as a creditor to certain entities that have filed petitions in bankruptcy courts. Set forth below are brief descriptions of those civil lawsuits in this category that either have been served or have had service of process waived.


     ENRON CORP. V. J.P. MORGAN SECURITIES, INC., AIM FLOATING RATE FUND, ET AL., in the United States Bankruptcy Court, Southern District of New York, Case No. 01-16034(AJG), filed on November 6, 2003. This is an adversary proceeding alleging that payments made to AIM Floating Rate Fund and other creditors to prepay and/or redeem certain commercial paper prior to its maturity of Enron prior to its bankruptcy filing were preferential transfers. The relief sought includes recovery of the amount paid to the creditors, disallowance of Defendants' claims until these funds are returned, and attorneys' fees, costs and expenses. On June 15, 2005, the Court denied Defendants' Motion to Dismiss the Complaints. Because the Court refused to stay discovery pending the appeal, AIM Floating Rate Fund filed its Original Answer to the Complaint and responded to Enron's discovery requests. On October 18, 2005, Enron filed a Motion to Amend its Complaint and add INVESCO Institutional (N.A.), Inc. ("IINA") as a defendant based on allegations that it was involved in the challenged redemption of the Enron commercial paper, which motion was denied on May 30, 2006. On February 14, 2007, Enron filed its Second Amended Complaint, which did not make any new allegations against AIM Floating Rate Fund. The depositions of Defendants' representatives are complete and expert witness discovery and depositions are ongoing. On April 29, 2008, AIM Floating Rate Fund joined in other defendants' Motions for Summary Judgement. On September 19, 2008, AIM Floating Rate Fund reached a settlement in principal with Enron that is subject to approval by the Bankruptcy Court.



     ADELPHIA COMMUNICATIONS CORP. AND ITS AFFILIATE DEBTORS IN POSSESSION AND OFFICIAL COMMITTEE OF UNSECURED CREDITORS OF ADELPHIA COMMUNICATIONS CORP.
     V. BANK OF AMERICA, INDIVIDUALLY AND AS AGENT FOR VARIOUS BANKS PARTY TO CREDIT AGREEMENTS, AIM FLOATING RATE FUND, ET AL., in the United States Bankruptcy Court for the Southern District of New York, Case No. 02-41729, filed July 6, 2003. This is an adversary proceeding by Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, against more than 360 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named defendants include AIM Floating Rate Fund as a purchaser of this bank debt. The Complaint alleges that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. It seeks avoidance of the loans and recovery of intentionally fraudulent transfers. AIM Floating Rate Fund and similarly situated non-agent bank lenders have negotiated a resolution to their claims as creditors in the Adelphia bankruptcy; however, this adversary proceeding will continue. On June 11, 2007, the judge in this adversary proceeding ruled on the Agent Banks' Motions to Dismiss dismissing some of the claims but leaving most of the suit intact. Plaintiffs filed their Amended Complaint against almost 700 defendants on October 19, 2007; but made no new allegations against AIM Floating Rate Fund. This latest Complaint adds hundreds of new defendants and makes materially different claims and is much more than a repleading of the prior Complaint's allegations. AIM Floating Rate Fund is still the only Invesco-related named as a defendant. On June 17, 2008, the Court granted, in its entirety, the Motion to Dismiss filed by a group of defendants that includes AIM Floating Rate Fund and dismissed all of Adelphia's claims against it. Adelphia has the right to appeal this ruling.

                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits

a (1)  -  (a) Second Amended and Restated Agreement and Declaration of Trust of
          Registrant dated December 6, 2005.(9)

       - (b) Amendment No. 1, dated January 9, 2006, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant.(11)

       - (c) Amendment No. 2, dated May 24, 2006, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant.(15)

       - (d) Amendment No. 3, dated July 5, 2006, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant.(15)

       - (e) Amendment No. 4, dated September 19, 2006, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant.(15)

       - (f) Amendment No. 5, dated April 23, 2007, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant.(19)

       - (g) Amendment No. 6, dated October 16, 2007, to the Second Amended and Restated Agreement and Declaration of Trust of Registrant.(19)


       - (h) Amendment No. 7, dated May 1, 2008, to Amended and Restated Agreement and Declaration of Trust of Registrant, effective September 14, 2005.(22)



       - (i) Amendment No. 8, dated June 19, 2008, to Amended and Restated Agreement and Declaration of Trust of Registrant, effective September 14, 2005.(22)


b (1)  -  (a) Amended and Restated Bylaws of Registrant, adopted effective
          September 14, 2005.(8)

       - (b) Amendment, dated August 1, 2006, to Amended and Restated Bylaws of Registrant.(15)

       - (c) Amendment No. 2, dated March 23, 2007, to Amended and Restated Bylaws of Registrant.(19)

       - (d) Amendment No. 3, dated January 1, 2008, to Amended and Restated Bylaws of Registrant.(21)

c      -  Articles II, VI, VII, VIII and IX of the Second Amended and Restated
          Agreement and Declaration of Trust, as amended, and Articles IV, V and VI of the Amended and Restated Bylaws, as amended, of the define rights of holders of shares.

d (1)  -  (a) Master Investment Advisory Agreement dated November 25, 2003 between Registrant and A I M Advisors, Inc.(6)

       - (b) Amendment No. 1, dated October 15, 2004, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(7)

       - (c) Amendment No. 2, dated March 31, 2006, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(14)

       - (d) Amendment No. 3, dated April 14, 2006, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(15)

       - (e) Amendment No. 4, dated March 9, 2007, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(19)

       - (f) Amendment No. 5, dated April 23, 2007, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(19)

       - (g) Amendment No. 6, dated July 1, 2007, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(19)


  (2) - Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008 between Invesco Aim Advisors, Inc. on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and AIM Funds Management Inc.(22)


e (1) - (a) First Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, as subsequently amended and as restated September 20, 2006, between Registrant and A I M Distributors, Inc.(16)

       - (b) Amendment No. 1, dated December 8, 2006, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares) between Registrant and A I M Distributors, Inc.(18)

       - (c) Amendment No. 2, dated January 31, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares) between Registrant and A I M Distributors, Inc.(18)

       - (d) Amendment No. 3, dated February 28, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares) between Registrant and A I M Distributors, Inc.(18)

       - (e) Amendment No. 4, dated March 9, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares) between Registrant and A I M Distributors, Inc.(19)

       - (f) Amendment No. 5, dated April 23, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares) between Registrant and A I M Distributors, Inc.(19)

       - (g) Amendment No. 6, dated September 28, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares) between Registrant and A I M Distributors, Inc.(19)

       - (h) Amendment No. 7 dated December 20, 2007, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares) between Registrant and A I M Distributors, Inc.(21)

       - (i) Amendment No. 8, dated April 28, 2008, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(22)



       - (j) Amendment No. 9, dated April 30, 2008, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(22)



       - (k) Amendment No. 10, dated May 1, 2008, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(22)



       - (l) Amendment No. 11, dated July 24, 2008, to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(22)



       - (m) Form of Amendment No. 12, date [October 3, 2008], to the First Restated Master Distribution Agreement (all classes of shares except Class B shares).(22)


  (2) - (a) First Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, as subsequently amended and restated September 20, 2006, between Registrant and A I M Distributors, Inc.(16)

       - (b) Amendment No. 1, dated January 31, 2007, to the First Restated Master Distribution Agreement (Class B shares) between Registrant and A I M Distributors, Inc.(18)

       - (c) Amendment No. 2, dated February 28, 2007, to the First Restated Master Distribution Agreement (Class B shares) between Registrant and A I M Distributors, Inc.(18)

       - (d) Amendment No. 3, dated March 9, 2007, to the First Restated Master Distribution Agreement (Class B shares) between Registrant and A I M Distributors, Inc.(19)

       - (e) Amendment No. 4, dated April 23, 2007, to the First Restated Master Distribution Agreement (Class B shares)between Registrant and A I M Distributors, Inc.(19)


       - (f) Amendment No. 5, dated April 30, 2008, to the First Restated Master Distribution Agreement (Class B shares).(22)



       - (g) Amendment No. 6, dated May 1, 2008, to the First Restated Master Distribution Agreement (Class B shares).(22)



       - (h) Amendment No. 7, dated July 24, 2008, to the First Restated Master Distribution Agreement (Class B shares).(22)


  (3) - Form of Selected Dealer Agreement between A I M Distributors, Inc. and selected dealers.(10)

  (4) - Form of Bank Selling Group Agreement between A I M Distributors, Inc. and banks.(10)

f (1)  -  AIM Funds Retirement Plan for Eligible Directors/Trustees, as restated
          January 1, 2005.(17)

  (2) - (a) Form of AIM Funds Director Deferred Compensation Agreement for Registrant's Non-Affiliated Directors, as amended September 26, 2002.(19)

       - (b) Form of supplement to Deferred Compensation Plans, dated January 1, 2005 with Registrant and AIM Funds.(19)

g (1)  -  (a) Master Custodian Agreement between Registrant and State Street
          Bank and Trust Company dated May 8, 2001.(2)

       - (b) Amendment No. 1, dated May 10, 2002, to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company.(2)

       - (c) Amendment No. 2, dated December 8, 2003, to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company.(7)

       - (d) Amendment No. 3, dated April 30, 2004, to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company.(7)

       - (e) Amendment No. 4, dated September 8, 2004, to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company.(7)

       - (f) Amendment No. 5, dated February 8, 2006, to the Master Custodian Agreement between Registrant and State Street Bank and Trust Company.(12)

       - (g) Amendment, dated January 31, 2007, to Master Custodian Agreement between Registrant and State Street Bank and Trust Company.(18)

h (1) - (a) Third Amended and Restated Transfer Agency and Service Agreement, dated November 30, 2006, between Registrant and AIM Investment Services, Inc.(15)

       - (b) Amendment No. 1, dated July 1, 2007, to Third Amended and Restated Transfer Agency and Service Agreement between Registrant and AIM Investment Services, Inc.(19)


       - (c) Form of Amendment No. 2, dated [October 3, 2008], to Third Amended and Restated Transfer Agency and Service Agreement between Registrant and AIM Investment Services, Inc.(22)


  (2) - (a) Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and A I M Advisors, Inc.(15)

       - (b) Amendment No. 1, dated March 9, 2007, to the Second Amended and Restated Master Administrative Services Agreement.(19)

       - (c) Amendment No. 2, dated April 23, 2007, to the Second Amended and Restated Master Administrative Services Agreement.(19)


  (3) - Fourth Amended and Restated Memorandum of Agreement regarding securities lending waiver, dated July 1, 2008, between Registrant and Invesco Aim Advisors, Inc.(22)

  (4) - Memorandum of Agreement dated July 1, 2008, regarding expense limits between Registrant and Invesco Aim Advisors, Inc. with respect to AIM Floating Rate Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund.(22)



  (5) - Memorandum of Agreement, regarding Affiliated Money Market Fund Waiver, dated July 1, 2008, between Registrant and Invesco Aim Advisors, Inc.(22)


  (6) - Third Amended and Restated Interfund Loan Agreement, dated December 30, 2005, between Registrant and A I M Advisors, Inc.(17)

  (7) - Agreement and Plan of Reorganization, dated September 19, 2006 for AIM Select Real Estate Income Fund.(19)

  (8) - Agreement and Plan of Reorganization, dated November 8, 2006 for AIM Advantage Health Sciences Fund.(19)

  (9) - Agreement and Plan of Reorganization, dated December 6, 2005, for AIM Floating Rate Fund.(19)


i      -  Opinion and Consent - Stradley Ronon Stevens & Young, LLP.(22)



j      -  Consent of PricewaterhouseCoopers LLP.(22)



k      -  Financial Statements for the period ended August 31, 2007 and for the six-month period ended February 29, 2008, are incorporated by reference to the Funds' annual and semi-annual reports to shareholders contained in the Registrant's Form N-CSR and N-CSR/S on November 9, 2007 and May 8, 2008.


l (1)  -  (a) Agreement Concerning Initial Capitalization of Registrant's AIM
          Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund, dated March 29, 2006.(14)

       - (b) Agreement Concerning Initial Capitalization of Registrant's AIM Select Real Estate Income Fund, dated March 8, 2007.(19)

       - (c) Form of Agreement Concerning Initial Capitalization of Investor Class shares of Registrant's AIM Structured Core Fund, dated December 20, 2007.(19)

m (1) - (a) First Restated Master Distribution Plan (Class A shares) effective as of August 18, 2003, as subsequently amended.(15)

       - (b) Amendment No. 1, dated January 31, 2007, to the Registrant's First Restated Master Distribution Plan (Class A shares).(18)

       - (c) Amendment No. 2, dated February 28, 2007, to the Registrant's First Restated Master Distribution Plan (Class A shares).(18)

       - (d) Amendment No. 3, dated March 9, 2007, to the Registrant's First Restated Master Distribution Plan (Class A shares).(19)

       - (e) Amendment No. 4, dated April 23, 2007, to the Registrant's First Restated Master Distribution Plan (Class A shares).(19)

       - (f) Amendment No. 5, dated April 30, 2008, to the First Restated Master Distribution Plan (Class A shares).(22)



       - (g) Amendment No. 6, dated May 1, 2008, to the First Restated Master Distribution Plan (Class A shares).(22)



       - (h) Amendment No. 7, dated July 24, 2008, to the First Restated Master Distribution Plan (Class A shares).(22)


  (2) - (a) First Restated Master Distribution Plan (Class B shares) effective August 18, 2003.(15)

       - (b) Amendment No. 1, dated January 31, 2007, to the Registrant's First Restated Master Distribution Plan (Class B shares).(18)

       - (c) Amendment No. 2, dated February 28, 2007, to the Registrant's First Restated Master Distribution Plan (Class B shares).(18)

       - (d) Amendment No. 3, dated March 9, 2007, to the Registrant's First Restated Master Distribution Plan (Class B shares).(19)

       - (e) Amendment No. 4, dated April 23, 2007, to the Registrant's First Restated Master Distribution Plan (Class B shares).(19)


       - (f) Amendment No. 5, dated April 30, 2008, to the First Restated Master Distribution Plan (Class B shares).(22)



       - (g) Amendment No. 6, dated May 1, 2008, to the First Restated Master Distribution Plan (Class B shares).(22)



       - (h) Amendment No. 7, dated July 24, 2008, to the First Restated Master Distribution Plan (Class B shares).(22)


  (3) - (a) First Restated Master Distribution Plan (Class C shares) effective as of August 18, 2003 and as subsequently amended.(15)

       - (b) Amendment No. 1, dated January 31, 2007, to the Registrant's First Restated Master Distribution Plan (Class C shares).(18)

       - (c) Amendment No. 2, dated February 28, 2007, to the Registrant's First Restated Master Distribution Plan (Class C shares).(18)

       - (d) Amendment No. 3, dated March 9, 2007, to the Registrant's First Restated Master Distribution Plan (Class C shares).(19)

       - (e) Amendment No. 4, dated April 23, 2007, to the Registrant's First Restated Master Distribution Plan (Class C shares).(19)


       - (f) Amendment No. 5, dated April 30, 2008, to the First Restated Master Distribution Plan (Class C shares).(22)



       - (g) Amendment No. 6, dated May 1, 2008, to the First Restated Master Distribution Plan (Class C shares).(22)

       - (h) Amendment No. 7, dated July 24, 2008, to the First Restated Master Distribution Plan (Class C shares).(22)


  (4) - (a) First Restated Master Distribution Plan (Class R shares) effective as of August 18, 2003 and as subsequently amended.(15)

       - (b) Amendment No. 1, dated January 31, 2007, to the Registrant's First Restated Master Distribution Plan (Class R shares).(18)

       - (c) Amendment No. 2, dated February 28, 2007, to the Registrant's First Restated Master Distribution Plan (Class R shares).(18)


       - (d) Amendment No. 3, dated April 30, 2008, to the First Restated Master Distribution Plan (Class R shares).(22)


  (5) - (a) First Restated Master Distribution Plan (Compensation), effective July 1, 2004 as subsequently amended (Investor Class Shares).(19)

       - (b) Amendment No. 1 dated December 20, 2007, to the Registrant's First Restated Master Distribution Plan (Compensation) effective July 1, 2004 as subsequently amended (Investor Class Shares).(21)


       - (c) Amendment No. 2, dated April 28, 2008, to the First Restated Master Distribution Plan (Compensation) effective July 1, 2004 as subsequently amended (Investor Class Shares).(22)



  (6) - Master Related Agreement to First Restated Master Distribution Plan (Class A shares).(22)



  (7) - Master Related Agreement to First Restated Master Distribution Plan (Class C shares).(22)



  (8) - Master Related Agreement to First Restated Master Distribution Plan (Class R shares).(22)



  (9) - Master Related Agreement to First Restated Master Distribution Plan (Compensation) (Investor Class Shares).(22)



n (1)  -  (a) Thirteenth Amended and Restated Multiple Class Plan of The AIM
          Family of Funds(R) effective December 12, 2001, as amended and restated effective December 13, 2007.(20)



       - (b) Form of Fourteenth Amended and Restated Multiple Class Plan of The AIM Family of Funds(R) effective December 12, 2001, as amended and restated effective [October 3, 2008].(22)


o      -  Reserved.

p (1)  -  AIM Funds, A I M Management Group Inc. Code of Ethics, adopted May 1,
          1981, as last amended February 16, 2006, relating to A I M Management Group, Inc., and any of its subsidiaries.(16)

  (2)  -  Code of Ethics relating to INVESCO Asset management (Japan)
          Limited.(21)

  (3) - Invesco Code of Ethics, dated February 2008, relating to Invesco Global Asset Management (N.A.), Inc., Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc.(22)


  (4) - Invesco Staff Ethics and Personal Share Dealing, dated April 2007, relating to Invesco Hong Kong Limited.(21)


  (5) - Invesco PLC Code of Conduct, revised October 2007, AIM Trimark Investments Addendum to the AMVESCAP Code of Conduct, revised April 2, 2007, Policy No. D-6 Gifts and Entertainment, revised April 2007, and Policy No. D-7 AIM Trimark Personal Trading Policy, revised March 2007, together the Code of Ethics relating to Invesco Trimark Investment Management Inc.(22)


  (6)  -  Code of Ethics relating to Invesco Asset Management Deutschland
          GmbH.(21)

  (7)  -  Code of Ethics relating to Invesco Asset Management Limited.(21)


  (8) - Invesco PLC Code of Conduct, revised October 2007, relating to Invesco Australia Limited.(22)



q      -  Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Fields,
          Flanagan, Frischling, Mathai-Davis, Pennock, Soll, Stickel and Taylor.(22)

----------
(1) Previously filed with PEA No. 13 to the Registration Statement on August 28, 2003 and incorporated by reference herein.

(2) Previously filed with PEA No. 38 to the Registration Statement of INVESCO Sector Funds, Inc. on July 15, 2003 and incorporated herein by reference (Identical except for the name of the Registrant (AIM Counselor Series Trust) and the date).

(3) Previously filed with the Registration Statement on Form N-14 of AIM Special Opportunities Funds on August 13, 2003 and incorporated herein by reference.

(4) Previously filed with PEA No. 77 to the Registration Statement of AIM Equity Funds filed on July 7, 2003 and incorporated by reference herein.

(5) Previously filed with PEA No. 15 to the Registration Statement of Registrant filed on November 25, 2003 and incorporated by reference herein.

(6) Previously filed with PEA No. 16 to the Registration Statement of Registrant filed on March 1, 2004 and incorporated by reference herein.

(7) Previously filed with PEA No. 17 to the Registration Statement of Registrant filed on November 30, 2004 and incorporated by reference herein.

(8) Previously filed with PEA No. 18 to the Registration Statement of Registrant filed on October 19, 2005 and incorporated by reference herein.

(9) Previously filed with PEA No. 19 to the Registration Statement of Registrant filed on December 7, 2005 and incorporated by reference herein.

(10) Previously filed with PEA No. 20 to the Registration Statement of Registrant filed on December 20, 2005 and incorporated by reference herein.

(11) Previously filed with PEA No. 21 to the Registration Statement of Registrant filed on January 13, 2006 and incorporated by reference herein.

(12) Previously filed with PEA No. 22 to the Registration Statement of Registrant filed on February 17, 2006 and incorporated by reference herein.

(13) Previously filed with PEA No. 23 to the Registration Statement of Registrant filed on March 24, 2006 and incorporated by reference herein.

(14) Previously filed with PEA No. 24 to the Registration Statement of Registrant filed on April 13, 2006 and incorporated by reference herein.

(15) Previously filed with PEA No. 25 to the Registration Statement of Registrant filed on September 22, 2006 and incorporated by reference herein.

(16) Previously filed with PEA No. 26 to the Registration Statement of Registrant filed on October 13, 2006 and incorporated by reference herein.

(17) Previously filed with PEA No. 28 to the Registration Statement of Registrant filed on December 28, 2006 and incorporated by reference herein.

(18) Previously filed with PEA No. 29 to the Registration Statement of Registrant filed on March 12, 2007 and incorporated by reference herein.

(19) Previously filed with PEA No. 30 to the Registration Statement of Registrant filed on October 18, 2007 and incorporated by reference herein.

(20) Previously filed with PEA No. 31 to the Registration Statement of Registrant filed on December 20, 2007 and incorporated by reference herein.


(21) Previously filed with PEA No. 32 to the Registration Statement of Registrant filed on February 15, 2008 and incorporated by reference herein.



(22) Filed herewith electronically.


Item 24. Persons Controlled by or Under Common Control With the Fund

         None

Item 25. Indemnification

         Indemnification provisions for officers, trustees and employees of the Registrant are set forth in Article VIII of the Registrant's Second Agreement and Declaration of Trust and Article VIII of its Amended and Restated Bylaws, and are hereby incorporated by reference. See Item 23(a) and (b) above. Under the Second Amended and Restated Agreement and Declaration of Trust dated December 6, 2005, as amended (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant's Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).

         The Registrant and other investment companies and their respective officers and trustees are insured under a joint Mutual Fund Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic insurers, with limits up to $60,000,000 (plus an additional $20,000,000 limit that applies to independent directors/trustees only).


         Section 16 of the Master Investment Advisory Agreement between the Registrant and Invesco Aim provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Invesco Aim or any of its officers, directors or employees, that Invesco Aim shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of Invesco Aim to any series of the Registrant shall not automatically impart liability on the part of Invesco Aim to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.


         Section 7 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Sub-Advisory Contract") between AIM and Invesco Institutional (N.A.), Inc. and between AIM and Invesco Senior Management, Inc. provides that the sub-advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-advisor in the performance by the sub-advisor of its duties or from reckless disregard by the sub-advisor of its obligations and duties under the Sub-Advisory Contract.

         Effective May 1, 2008, Section 9 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Sub-Advisory Contract") between Invesco Aim Advisors, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (each a "Sub-Advisor", collectively the "Sub-Advisors") provides that the Sub-Advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss, suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance by the Sub-Advisor of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the Sub-Advisory Contract.


         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Advisor


         The only employment of a substantial nature of AIM's directors and officers is with AIM and its affiliated companies. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc. Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (each a "Sub-Advisor", collectively the "Sub-Advisors") reference is made to Form ADV filed under the Investment Advisers Act of 1940 by each Sub-Advisor herein incorporated by reference. Reference is also made to the caption "Fund Management - The Advisors" in the Prospectuses which comprises Part A of this Registration Statement, and to the caption "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of this Registration Statement, and to Item 27(b) of this Part C.

Item 27. Principal Underwriters

(a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as principal underwriter to the following investment companies:

     AIM Core Allocation Portfolio Series
     AIM Equity Funds
     AIM Funds Group
     AIM Growth Series
     AIM International Mutual Funds
     AIM Investment Funds
     AIM Investment Securities Funds
     AIM Sector Funds


     AIM Tax-Exempt Funds


     AIM Treasurer's Series Trust

     AIM Variable Insurance Funds


     PowerShares Actively Managed Exchange-Traded Fund Trust


     PowerShares Exchange-Traded Fund Trust

     PowerShares Exchange-Traded Fund Trust II


     PowerShares India Exchange-Traded Fund Trust



     Short-Term Investments Trust


(b) The following table sets forth information with respect to each director, officer or partner of A I M Distributors, Inc.


Name and Principal         Position and Offices with      Positions and Offices
Business Address*                  Underwriter               with Registrant
----------------------   ----------------------------   ------------------------
Philip A. Taylor         Director                       Trustee, Principal
                                                        Executive Officer &
                                                        President

John S. Cooper           President                      None

William Hoppe, Jr.       Executive Vice President       None

Karen Dunn Kelley        Executive Vice President       Vice President

Brian Lee                Executive Vice President       None

Ben Utt                  Executive Vice President       None

LuAnn S. Katz            Senior Vice President          None

Ivy B. McLemore          Senior Vice President          None

Lyman Missimer III       Senior Vice President          Assistant Vice President

David J. Nardecchia      Senior Vice President          None

Gary K. Wendler          Director & Senior Vice         None
                         President

Scott B. Widder          Senior Vice President          None

Name and Principal         Position and Offices with      Positions and Offices
Business Address*                  Underwriter               with Registrant
----------------------   ----------------------------   ------------------------
John M. Zerr             Director, Senior Vice          Senior Vice President,
                         President & Secretary          Secretary & Chief Legal
                                                        Officer

David A. Hartley         Treasurer & Chief Financial    None
                         Officer

Rebecca Starling-Klatt   Chief Compliance Officer &     None
                         Assistant Vice President

Lance A. Rejsek          Anti-Money Laundering          Anti-Money Laundering
                         Compliance Officer             Compliance Officer

----------
*    11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

I    Not applicable.

Item 28. Location of Accounts and Records


         Invesco Aim Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, maintains physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained at the offices of Invesco Institutional (N.A.), Inc., 1360 Peachtree Street, Suite 100, Atlanta, Georgia 30309, Invesco Senior Secured Management, Inc., 1166 Avenue of the Americas, New York, New York 10036, and except for those relating to certain transactions in portfolio securities that are maintained by the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and the Registrant's Transfer Agent and Dividend Paying Agent, AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739.

         Effective May 1, 2008, records may also be maintained at the offices of:

         Invesco Asset Management Deutschland GmbH
         Bleichstrasse 60-62
         Frankfurt, Germany 60313

         Invesco Asset Management Ltd.
         30 Finsbury Square
         London, United Kingdom
         EC2A 1AG

         Invesco Asset Management (Japan) Limited
         25th Floor, Shiroyama Trust Tower
         3-1, Toranoman 4-chome, Minato-Ku
         Tokyo, Japan 105-6025

         Invesco Australia Limited
         333 Collins Street, Level 26
         Melbourne Vic 3000, Australia


         Invesco Global Asset Management (N.A.), Inc.
         1555 Peachtree Street, N.E.
         Atlanta, Georgia 30309


         Invesco Hong Kong Limited
         32nd Floor
         Three Pacific Place
         1 Queen's Road East
         Hong Kong


         Invesco Institutional (N.A.), Inc.
         1555 Peachtree Street, N.E.
         Atlanta, Georgia 30309


         Invesco Senior Secured Management, Inc.
         1166 Avenue of the Americas
         New York, NY 10036


         Invesco Trimark Ltd.
         5140 Yonge Street
         Suite 900
         Toronto, Ontario
         Canada M2N 6X7


Item 29. Management Services

         None

Item 30. Undertakings

         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 23rd day of September, 2008.

                                        REGISTRANT: AIM COUNSELOR SERIES TRUST


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                            Philip A. Taylor, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

            SIGNATURES                               TITLE                      DATE
--------------------------------------   -----------------------------   ------------------


         /s/ Philip A. Taylor                  Trustee & President       September 23, 2008
--------------------------------------   (Principal Executive Officer)
          (Philip A. Taylor)


           /s/ Bob R. Baker*                         Trustee             September 23, 2008
--------------------------------------
            (Bob R. Baker)


         /s/ Frank S. Bayley*                        Trustee             September 23, 2008
--------------------------------------
           (Frank S. Bayley)


          /s/ James T. Bunch*                        Trustee             September 23, 2008
--------------------------------------
           (James T. Bunch)


        /s/ Bruce L. Crockett*                   Chair & Trustee         September 23, 2008
--------------------------------------
          (Bruce L. Crockett)


         /s/ Albert R. Dowden*                       Trustee             September 23, 2008
--------------------------------------
          (Albert R. Dowden)


        /s/ Martin L. Flanagan*                      Trustee             September 23, 2008
--------------------------------------
         (Martin L. Flanagan)


          /s/ Jack M. Fields*                        Trustee             September 23, 2008
--------------------------------------
           (Jack M. Fields)


         /s/ Carl Frischling*                        Trustee             September 23, 2008
--------------------------------------
           (Carl Frischling)


        /s/ Prema Mathai-Davis*                      Trustee             September 23, 2008
--------------------------------------
         (Prema Mathai-Davis)



         /s/ Lewis F. Pennock*                       Trustee             September 23, 2008
--------------------------------------
          (Lewis F. Pennock)


            /s/ Larry Soll*                          Trustee             September 23, 2008
--------------------------------------
             (Larry Soll)


       /s/ Raymond Stickel, Jr.*                     Trustee             September 23, 2008
--------------------------------------
        (Raymond Stickel, Jr.)


         /s/ Sidney M. Dilgren             Vice President & Treasurer    September 23, 2008
--------------------------------------     (Principal Financial and
          (Sidney M. Dilgren)                  Accounting Officer)


*By /s/ Philip A. Taylor
    ----------------------------------
    Philip A. Taylor
    Attorney-in-Fact

* Philip A. Taylor, pursuant to powers of attorney dated March 26, 2008 filed herewith.

                                      INDEX

Exhibit
Number    Description
-------   ----------------------------------------------------------------------
a(1)(h)   Amendment No. 7, dated May 1, 2008, to Amended and Restated Agreement and Declaration of Trust of Registrant, effective September 14, 2005

a(1)(i)   Amendment No. 8, dated June 19, 2008, to Amended and Restated
          Agreement and Declaration of Trust of Registrant, effective September
          14, 2005

d(2)      Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1,
          2008, between Invesco Aim Advisors, Inc. on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset
          Management Ltd., Invesco Asset Management (Japan) Limited, Invesco
          Australia Limited, Invesco Global Asset Management (N.A.), Inc.,
          Invesco Hong Kong Limited, Invesco Institutional (N.A), Inc., Invesco
          Senior Secured Management, Inc. and AIM Funds Management Inc.

e(1)(i)   Amendment No. 8, dated April 28, 2008, to the First Restated Master
          Distribution Agreement (all classes of shares except Class B shares)

e(1)(j)   Amendment No. 9, dated April 30, 2008, to the First Restated Master
          Distribution Agreement (all classes of shares except Class B shares)

e(1)(k)   Amendment No. 10, dated May 1, 2008, to the First Restated Master
          Distribution Agreement (all classes of shares except Class B shares)

e(1)(l)   Amendment No. 11, dated July 24, 2008, to the First Restated Master
          Distribution Agreement (all classes of shares except Class B shares)

e(1)(m)   Form of Amendment No. 12, dated [October 3, 2008], to the First
          Restated Master Distribution Agreement (all classes of shares except
          Class B shares)

e(2)(f)   Amendment No. 5, dated April 30, 2008, to the First Restated Master
          Distribution Agreement (Class B shares)

e(2)(g)   Amendment No. 6, dated May 1, 2008, to the First Restated Master
          Distribution Agreement (Class B shares)

e(2)(h)   Amendment No. 7, dated July 24, 2008, to the First Restated Master
          Distribution Agreement (Class B shares)

h(1)(c)   Form of Amendment No. 2, dated [October 3, 2008], to Third Amended and
          Restated Transfer Agency and Service Agreement between Registrant and
          AIM Investment Services, Inc.

h(3) Fourth Amended and Restated Memorandum of Agreement regarding securities lending waiver, dated July 1, 2008, between Registrant and Invesco Aim Advisors, Inc.

h(4) Memorandum of Agreement dated July 1, 2008, regarding expense limits between Registrant and Invesco Aim Advisors, Inc. with respect to AIM
          Floating Rate Fund, AIM Structured Core Fund, AIM Structured Growth
          Fund and AIM Structured Value Fund

h(5)      Memorandum of Agreement, regarding Affiliated Money Market Fund
          Waiver, dated July 1, 2008, between Registrant and Invesco Aim
          Advisors, Inc.

i         Opinion and Consent of Stradley Ronon Stevens & Young, LLP

j         Consent of PricewaterhouseCoopers, LLP

m(1)(f)   Amendment No. 5, dated April 30, 2008, to the First Restated Master
          Distribution Plan (Class A shares)

m(1)(g)   Amendment No. 6, dated May 1, 2008, to the First Restated Master
          Distribution Plan (Class A shares)

m(1)(h)   Amendment No. 7, dated July 24, 2008, to the First Restated Master
          Distribution Plan (Class A shares)

m(2)(f)   Amendment No. 5, dated April 30, 2008, to the First Restated Master
          Distribution Plan (Class B shares) (Securitization Feature)

m(2)(g)   Amendment No. 6, dated May 1, 2008, to the First Restated Master
          Distribution Plan (Class B shares) (Securitization Feature)

m(2)(h)   Amendment No. 7, dated July 24, 2008, to the First Restated Master
          Distribution Plan (Class B shares) (Securitization Feature)

m(3)(f)   Amendment No. 5, dated April 30, 2008, to the First Restated Master
          Distribution Plan (Class C shares)

m(3)(g)   Amendment No. 6, dated May 1, 2008, to the First Restated Master
          Distribution Plan (Class C shares)

m(3)(h)   Amendment No. 7, dated July 24, 2008, to the First Restated Master
          Distribution Plan (Class C shares)

m(4)(d)   Amendment No. 3, dated April 30, 2008, to the First Restated Master
          Distribution Plan (Class R shares)

m(5)(c)   Amendment No. 2, dated April 28, 2008, to the First Restated Master
          Distribution Plan (Compensation) effective July 1, 2004 as subsequently amended (Investor Class Shares)

m(6)      Master Related Agreement to First Restated Master Distribution Plan
          (Class A shares)

m(7)      Master Related Agreement to First Restated Master Distribution Plan
          (Class C shares)

m(8)      Master Related Agreement to First Restated Master Distribution Plan
          (Class R shares)

m(9)      Master Related Agreement to First Restated Master Distribution Plan
          (Compensation) (Investor Class Shares)

n(1)(b)   Form of Fourteenth Amended and Restated Multiple Class Plan of The AIM
          Family of Funds(R) effective December 12, 2001, as amended and restated effective [October 3, 2008]

p(3)      Invesco Code of Ethics, dated February 2008, relating to Invesco
          Global

          Asset Management (N.A.), Inc., Invesco Institutional (N.A.), Inc. and
          Invesco Senior Secured Management, Inc.

p(5)      Invesco PLC Code of Conduct, revised October 2007, AIM Trimark
          Investments Addendum to the AMVESCAP Code of Conduct, revised April 2,
          2007, Policy No. D-6 Gifts and Entertainment, revised April 2007, and
          Policy No. D-7 AIM Trimark Personal Trading Policy, revised March
          2007, together the Code of Ethics relating to Invesco Trimark
          Investment Management Inc.

p(8)      Invesco PLC Code of Conduct, revised October 2007, relating to Invesco
          Australia Limited

q         Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Fields,
          Flanagan, Frischling, Mathai-Davis, Pennock, Soll, Stickel and Taylor